                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5857
                                  ---------------------------------------------

                               CMG Fund Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: July 31, 2004
                        --------------------------
Date of reporting period: January 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[COLUMBIA MANAGEMENT GROUP(R) LOGO]
A FLEETBOSTON FINANCIAL COMPANY

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                SEMIANNUAL REPORT
                                JANUARY 31, 2004


                                                     NOT FDIC    MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.        INSURED   NO BANK GUARANTEE

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CMG Enhanced S&P 500(R) Index Fund returned 14.33% for the six-month period ended January 31, 2004. That was less than the return of the S&P 500 Index, which was 15.23% for the same period. The fund's underperformance can be attributed to two factors: 1) as a new fund, we were challenged to put a strong inflow of assets to work in a rapidly rising market and 2) we did not own FleetBoston Financial, one of the strongest performing stocks in the S&P 500 Index during the period. To avoid any possible conflict of interest, we are not permitted to own the stock since it is our parent company.

In managing the fund, we maintained a portfolio that is similar to the S&P 500 Index in terms of industry weights and market capitalization. However, we sought what we believe are the most attractive individual companies in each market sector. As of January 31, 2004, the portfolio had exposure to 206 companies compared with the 500 companies that make up the S&P 500 Index. In keeping with the fund's investment policy to remain broadly diversified, we generally limit our exposure to any one stock to one-half of one percent plus or minus the company's weight in the S&P 500 Index. For example, the fund's position in Microsoft would normally not be greater than 3.50% or less than 2.50% if Microsoft's weight in the S&P 500 Index was 3.00%(1).

The stock market made impressive gains over the six months as tax cuts, low interest rates, continued corporate cost cutting and a weak dollar boosted corporate earnings. High-quality large-cap stocks, which are the focus of this fund, posted their best performance since 1999. However they lagged lower-quality smaller-cap stocks, which were the best performers as investors grew more comfortable with risk.

When purchasing stocks, we focused on the financial, economic and operating factors that affect companies. We favored companies that were attractively valued and had several years of demonstrated earnings growth. One example is athletic shoe maker NIKE (0.4% of net assets), which was a strong contributor to the fund's performance. Our investments in raw materials, energy and industrial stocks also aided the fund's total return. These sectors benefited from increased global demand for construction cranes, agricultural equipment and commodities such as nickel and aluminum.

We have positioned the portfolio to take advantage of an improving economy. In this environment, we believe the high-quality stocks in the portfolio have the potential to do well because they have good balance sheets, competitive product offerings, strong management and the potential to sustain earnings growth over time.

We also think that the robust performance of lower-quality stocks may have run its course. During 2003, investment returns on lower-quality companies were nearly three times higher than those of higher-quality companies. However, that difference in performance began to narrow considerably in the fourth quarter of 2003. We read this as an indication that lower-quality stocks may have reached fair valuation and that investors may be ready to shift their interest to more established companies with solid business credentials and earnings growth prospects.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Microsoft                                      3.3
     Exxon Mobil                                    3.0
     Wal-Mart Stores                                2.7
     General Electric                               2.7
     Intel                                          2.4
     Pfizer                                         2.4
     Citigroup                                      2.3
     Johnson & Johnson                              2.0
     Coca-Cola                                      1.6
     Merck & Co.                                    1.5

We appreciate your continued confidence in the CMG Enhanced S&P 500(R) Index
Fund.

The Columbia Investment Team
January 31, 2004

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.


----------
(1) Microsoft accounted for 2.86% of the S&P 500 Index on January 31, 2004, the final day of the reporting period for the CMG Enhanced S&P 500(R) Index Fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2004

            CMG ENHANCED S&P 500(R) INDEX FUND      S&P 500 INDEX
5/5/2003              $   10,000                      $   10,000
5/31/2003             $   10,510                      $   10,415
6/30/2003             $   10,540                      $   10,548
7/31/2003             $   10,730                      $   10,734
8/31/2003             $   10,930                      $   10,943
9/30/2003             $   10,819                      $   10,827
10/31/2003            $   11,399                      $   11,440
11/30/2003            $   11,479                      $   11,541
12/31/2003            $   12,085                      $   12,146
1/31/2004             $   12,267                      $   12,369

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                       INCEPTION         6-MONTH         LIFE
CMG Enhanced S&P 500(R) Index Fund      05/05/03          14.33         22.67
S&P 500 Index                                             15.23         23.69

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                       INCEPTION         6-MONTH         LIFE
CMG Enhanced S&P 500(R) Index Fund      05/05/03          14.67         20.86
S&P 500 Index                                             15.14         21.46

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from May 5, 2003.

The S&P 500 Index is an unmanaged index of 500 widely held, large capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                            CMG LARGE CAP VALUE FUND
                         A PORTFOLIO OF CMG FUND TRUST
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

As the stock market rallied, the CMG Large Cap Value Fund returned 10.45% from its inception on September 10, 2003 through January 31, 2004. That was less than the Russell 1000 Value Index, which returned 15.13% during the same period. The fund trailed its benchmark, because of disappointing performance of financial services, technology and consumer staples companies, relative to its benchmark.

The fund was launched in September 2003 in the midst of a rising stock market and an improving economy. Some of the fund's best performers were industrial and energy companies that benefited from the economic rebound that took shape during the period. Diversified manufacturer, Textron Inc., performed well during the period as did oil company, ConocoPhillips (1.6% and 2.4% of net assets, respectively). Oil and gas prices rose above the market's expectations, as the production of natural gas in the US declined and Iraqi oil output remained low. Rapidly growing demand for oil in China also helped drive the price of crude oil higher and boost returns in the energy sector.

Financial and telecommunications stocks posted strong returns during the period, but the fund's emphasis on companies with track records of solid earnings growth was a drag on performance as more speculative companies led the market rally. This was the case with Citigroup (4.7% of net assets), the fund's largest holding. Citigroup's stock price rose, but its return fell short of the returns of more speculative companies in the financial services sector for the period. One notable exception in the information technology sector was Finnish cell phone manufacturer, Nokia (1.5% of net assets). The share price of this worldwide market leader had fallen upon speculation that the company's market share had declined. However, its stock rebounded strongly after the company reported strong sales growth and the overall cell phone market exceeded sales expectations.

The fund's technology positions did well during the period. However, they lagged the index's return because the fund's exposure to the more speculative companies, which led the market, was lower than the index. The fund also lost ground as a result of its position in electronic components manufacturer, Celestica. The company's earnings fell short of expectations as management was unable to improve margins at its European operation. Realizing that improvement may take much longer than we were led to believe, we sold the stock. In the consumer staples area, our large position in PepsiCo stock (1.7% of net assets) hampered the fund's return when it trailed the index during the period.

In an economic environment that shows signs of being able to sustain a reasonable pace of growth, we believe that value stocks have the potential to continue to do well. Personal income has risen, capital expenditures have finally kicked in and some tangible signs of job growth appeared in the final months of the reporting period. We also have been pleasantly surprised that inflation has remained low, which has helped keep interest rates at or near historical lows. In this environment, we have maintained a positive long-term outlook on the fund, focusing on high-quality stocks with the potential to prosper under a variety of economic conditions.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Citigroup                                      4.7
     Exxon Mobil                                    3.3
     ConocoPhillips                                 2.4
     U.S. Bancorp                                   2.4
     BP PLC                                         2.3
     Wells Fargo & Co.                              2.3
     Halliburton                                    2.3
     American International Group                   2.0
     Aetna                                          2.0
     Waste Management                               1.9

Thank you for investing in the CMG Large Cap Value Fund.

The Columbia Investment Team
January 31, 2004

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the Advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the Advisor has placed on it.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JANUARY 31, 2004

              CMG LARGE CAP VALUE FUND        RUSSELL 1000 VALUE INDEX
9/10/2003            $  10,000                        $  10,000
9/30/2003            $   9,820                        $   9,908
10/31/2003           $  10,190                        $  10,514
11/30/2003           $  10,230                        $  10,657
12/31/2003           $  10,904                        $  11,314
1/31/2004            $  11,045                        $  11,513

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                          INCEPTION       LIFE
CMG Large Cap Value Fund                                  09/10/03        10.45
Russell 1000 Value Index                                                  15.13

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                          INCEPTION       LIFE
CMG Large Cap Value Fund                                  09/10/03         9.04
Russell 1000 Value Index                                                  13.14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from September 10, 2003.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                           CMG LARGE CAP GROWTH FUND
                          A Portfolio of Cmg Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CMG Large Cap Growth Fund returned 8.17% from inception on September 10, 2003 through January 31, 2004. The fund trailed the Russell 1000 Growth Index, which returned 9.24% during the same period. The fund's focus on sectors that would benefit from an economic recovery aided performance. However, disappointing returns from specific retail, semiconductor and health care stocks hampered the fund's returns relative to its benchmark.

The fund began operations as a strengthening economy and higher-than-expected corporate earnings growth were driving stock prices higher. In this environment, we focused on large companies with strong competitive positions, high and sustainable profits, good balance sheets and above-average sales growth. These types of stocks posted strong gains, but trailed small-cap stocks and stocks of companies with less dependable earnings growth.

Technology was the fund's largest sector position, and our holdings posted robust gains. We focused on a number of themes, including the proliferation of broadband, the increasing popularity of notebook computers, the spread of WiFi (or the wireless Internet), advances in computer graphics, increased spending on data networking and growing cell phone handset sales. Within technology, Cisco Systems, a leader in data networking, and Intel, a leading semiconductor manufacturer, were top performers (3.8% and 4.2% of net assets, respectively). QUALCOMM, which makes semiconductors for cell phones, and Yahoo! also did quite well (1.1% and 0.5% of net assets, respectively). However, our technology gains were reduced by weak performers QLogic (0.5% of net assets), Seagate Technology and SanDisk, companies that supply parts, peripherals and other components to technology systems companies. Seagate and QLogic fell short of earnings expectations. The earnings outlook for SanDisk has been clouded by competitive issues. We sold SanDisk and Seagate Technology during the period. Our relatively light exposure to storage stocks in the technology sector also hampered returns, because the group was a strong performer.

Industrials, which tend to do well in an improving economy, boosted the fund's return. Standouts included Tyco International, a conglomerate that has benefited from new management, and General Electric (1.6% and 6.5% of net assets, respectively). Health care and consumer discretionary stocks further helped returns, although results were somewhat mixed. In the health care sector, we favored medical device and generic pharmaceutical stocks. Our biggest gains came from Boston Scientific, which makes drug-coated stents, and St. Jude Medical, which makes cardiac rhythm management products (1.7% and 1.9% of net assets, respectively). However, biotech stocks that declined during the period included Gilead Sciences and Amgen (1.3% and 2.8% of net assets, respectively), as well as Biovail, a generic drug company with accounting problems, which we subsequently sold.

In the consumer discretionary sector, we emphasized retail and media stocks. Chico's FAS, a woman's clothing chain, and eBay, the online auction service, were strong performers (0.7% and 1.1% of net assets, respectively). But Kohl's, a department store chain, tumbled amid concerns over the company's expansion plans, competition and excess inventories. By the end of the period, we had sold our stake in Kohl's as well as AutoZone, an auto parts retailer that lost ground as sales failed to materialize. We held on to our investment in media companies, including Viacom and Clear Channel Communications, which stand to benefit from an improving economy, the upcoming presidential election and summer Olympics (2.4% and 0.9% of net assets, respectively).

Our outlook for large-cap stocks remains reasonably optimistic. Benign inflation and strong economic earnings growth should be favorable for the stock market. Tax cuts should continue to support strong consumer spending, while an accelerated depreciation allowance that ends in 2004 should boost capital spending. We also think that corporations, flush with cash, are likely to increase spending on discretionary areas such as advertising, software and information technology services, which would further enhance the outlook for stocks.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     General Electric                               6.5
     Pfizer                                         5.2
     Intel                                          4.2
     Microsoft                                      4.1
     Cisco Systems                                  3.8
     Amgen                                          2.8
     Wal-Mart Stores                                2.5
     Lowe's                                         2.4
     Viacom, Class B                                2.4
     Teva Pharmaceutical Industries                 2.3

Thank you for investing in the CMG Large Cap Growth Fund.

The Columbia Investment Team
January 31, 2004

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments and the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CAHRT]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 10, 2003 TO JANUARY 31, 2004

            CMG LARGE CAP GROWTH FUND       RUSSELL 1000 GROWTH INDEX
9/10/2003       $  10,000                          $  10,000
9/30/2003       $   9,690                          $   9,695
10/31/2003      $  10,230                          $  10,240
11/30/2003      $  10,380                          $  10,347
12/31/2003      $  10,627                          $  10,705
1/31/2004       $  10,817                          $  10,924

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                       INCEPTION        LIFE
CMG Large Cap Growth Fund                               09/10/03        8.17
Russell 1000 Growth Index                                               9.24

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                       INCEPTION        LIFE
CMG Large Cap Growth Fund                               09/10/03        6.27
Russell 1000 Growth Index                                               7.05

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from September 10, 2003.

The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CMG Mid Cap Value Fund returned 16.22% for the six months ending January 31, 2004. That was less than the Russell Midcap Value Index, which returned 21.51% over the same period.

The fund provided a strong absolute return for the period, but our emphasis on the stocks of stable, less-risky companies restrained performance during a bull market led by sharp gains in more speculative stocks. While the fund's holdings performed well, many of the more aggressive stocks in the index performed even better, especially in the technology sector.

A stock market rally that began in the spring of 2003 broadened during the six-month reporting period as more tangible evidence of a recovery emerged. Industrial production rose, retail sales increased and both inflation and interest rates remained low. By the end of the period, capital spending by businesses appeared to have picked up, providing a needed boost to the industrial, energy and telecommunications sectors.

The fund's underperformance compared to the Russell Midcap Value Index stemmed mainly from poor stock selection in the information technology and healthcare sectors. The fund's information technology stocks were up nicely during the period, but the more aggressive, leveraged technology names in the index returned substantially more.

The largest single disappointment during the period was First Health Group (0.7% of net assets), which provides a variety of health care services, including cost management and claims processing. The company announced that earnings would be lower due to increased competition and severe pricing pressure in one its key business segments, and its share price fell.

On the positive side, the fund's industrial holdings outperformed that sector of the Russell Midcap Value Index because of solid stock selection. The fund's best performer in this sector was Brink's (1.3% of net assets), which was up nearly 45% for the period. Brink's is an industrial conglomerate with a thriving home security business. The company also appears to have turned its other businesses around.

Outside the industrial sector, natural gas producer XTO Energy (2.3% of net assets), rose more than 30%, helped by higher gas prices and strong production growth. Andrew (1.6% of net assets), a telecom equipment supplier, soared over 50% during the period. Andrew recently completed a large acquisition which offers the potential to improve its costs and its market position. Moreover, it appears that spending on the kind of equipment which Andrew provides has recovered.

Although we are generally optimistic that the US economy will continue to recover, we are managing the fund with an eye on downside risk. Given the strong showing by some of the industrial stocks in the portfolio, we may take profits in this sector. As value managers, we focus our efforts on identifying well-managed companies with good-to-improving business prospects and the ability to thrive in a variety of market conditions. We will continue to seek companies that meet these disciplined investment criteria.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Golden West Financial                          2.4
     Dean Foods                                     2.4
     XTO Energy                                     2.3
     Federated Department Stores                    2.2
     Navistar International                         1.8
     Amphenol, Class A                              1.6
     International Flavors &
           Fragrances                               1.6
     Andrew                                         1.6
     Janus Capital Group                            1.6
     TJX Companies                                  1.6

We appreciate your continued confidence in the CMG Mid Cap Value Fund.

The Columbia Investment Team
January 31, 2004

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2004

              CMG MID CAP VALUE FUND   RUSSELL MIDCAP VALUE INDEX
5/5/2003             $  10,000                   $  10,000
5/31/2003            $  10,320                   $  10,719
6/30/2003            $  10,370                   $  10,794
7/31/2003            $  10,690                   $  11,130
8/31/2003            $  10,970                   $  11,525
9/30/2003            $  10,770                   $  11,435
10/31/2003           $  11,491                   $  12,274
11/30/2003           $  11,710                   $  12,630
12/31/2003           $  12,214                   $  13,176
1/31/2004            $  12,424                   $  13,522

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                        INCEPTION       6-MONTH         LIFE
CMG Mid Cap Value Fund                  05/05/03         16.22          24.24
Russell Midcap Value Index                               21.51          35.22

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                        INCEPTION       6-MONTH         LIFE
CMG Mid Cap Value Fund                  05/05/03         17.78          22.13
Russell Midcap Value Index                               22.06          31.75

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that the shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from May 5, 2003.

The Russell Midcap Value Index is an unmanaged index that measures performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index .

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                            CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CMG Mid Cap Growth Fund returned 13.88% for the six-month period ended January 31, 2004. That was less than the Russell Midcap Growth Index, which returned 19.88% during the period, as the stock market rally that began in the spring of 2003 continued. Small-cap and mid-cap stocks rose more than large-cap stocks because investors believed smaller companies had more to gain in an improving economy. The fund was the beneficiary of this positive investor sentiment. However, it trailed the index primarily because of stock selection in health care.

The fund's health care stocks underperformed over the past six months. We eliminated our investment in Biovail, but not before a major earnings disappointment brought the stock price down sharply. Investors lost confidence in the stock after a truck accident destroyed a large shipment of one of the company's primary drug products and questions were raised about their accounting practices. The fund's performance was also hurt by its position in Gilead Sciences (0.4% of net assets), which declined sharply during the period. The company was hurt by declining sales prospects for the biotech firm's flagship product, the anti-HIV drug Viread. Yet, several high-quality health care stocks made positive contributions to the fund, including DaVita, a dialysis services company; IVAX, a pharmaceutical company; and Varian Medical Systems, a medical equipment company, (1.1%, 1.0% and 1.2% of net assets, respectively).

Although the fund was overweight in technology, it did not participate in some of the strong gains by speculative technology companies because of its emphasis on high-quality technology companies with established earnings. Still, the fund's bottom-up research process did help us identify companies with above-average earnings growth and reasonable valuations, such as Fairchild Semiconductor International, Novell and AU Optronics (1.2%, 1.0%, and 0.6% of net assets, respectively). All three stocks made positive contributions to the fund's performance.

The fund's above-average weight in energy investments slightly hurt performance, because the energy portion of the Russell Midcap Growth Index lagged the overall index return. However, energy made a positive contribution to performance relative to the index because we were invested in the types of companies that did the best within the sector-energy producers and energy service companies. Energy, in general, benefited as cold weather and global economic growth resulted in higher demand for oil and gas. But energy producers and service companies were the primary beneficiaries, as higher demand resulted in higher commodity prices and the expectation that drilling activity would be more attractive. These factors favored investments such as XTO Energy and National-Oilwell (0.9% and 1.0% of net assets, respectively), which were strong performers for the fund.

The fund's positioning at the end of the period reflects our outlook for sustained economic growth. We continue to believe that selected technology and energy companies have the potential to benefit from an improving economy. However, we also believe that investors are likely to seek revenue and earnings growth to justify higher stock prices after a year of strong returns, particularly from smaller company stocks. And although we believe that companies have the potential to generate attractive revenue growth, it is unlikely to be enough to fuel another year of returns as high as 2003. As a result, we are seeking to reduce the overall risk exposure of the portfolio by focusing on companies with reasonable valuations as well as good growth prospects.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Amphenol, Class A                              2.5
     Univision Communications, Class A              1.9
     Microchip Technology                           1.8
     Garmin                                         1.8
     Agilent Technology                             1.7
     Amdocs                                         1.7
     Caremark Rx                                    1.6
     Autoliv                                        1.6
     Fair Isaac                                     1.6
     Education Management                           1.6

Thank you for investing in the CMG Mid Cap Growth Fund.

The Columbia Investment Team
January 31, 2004

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2004

               CMG MID CAP GROWTH FUND       RUSSELL MIDCAP GROWTH INDEX
5/5/2003               $  10,000                        $  10,000
5/31/2003              $  10,580                        $  10,675
6/30/2003              $  10,730                        $  10,828
7/31/2003              $  10,930                        $  11,214
8/31/2003              $  11,470                        $  11,832
9/30/2003              $  10,849                        $  11,603
10/31/2003             $  11,739                        $  12,538
11/30/2003             $  12,059                        $  12,874
12/31/2003             $  12,165                        $  13,014
1/31/2004              $  12,447                        $  13,443

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                        INCEPTION        6-MONTH         LIFE
CMG Mid Cap Growth Fund                 05/05/03          13.88         24.47
Russell Midcap Growth Index                               19.88         34.43

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                        INCEPTION        6-MONTH         LIFE
CMG Mid Cap Growth Fund                 05/05/03          13.39         21.66
Russell Midcap Growth Index                               20.19         30.13

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that the shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from May 5, 2003.

The Russell Midcap Growth Index is a market-weighted index that measures performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The CMG Small/Mid Cap Fund returned 16.51% for the six-month period ended January 31, 2004. That was less than the Russell 2500 Growth Index, which returned 20.29%, as the stock market rally that began in the spring of 2003 continued throughout the reporting period.

Small-cap and mid-cap stocks rose more than large-cap stocks because investors believed smaller companies had more to gain in an improving economy. The fund was the beneficiary of this positive investor sentiment. However, it lagged its benchmark primarily because of stock selection in health care. The fund also was held back by our emphasis on profitable companies since by far the best performance during the period was generated by companies without current earnings. Investors were willing to take on much higher risk as war worries dissolved and economic recovery came into focus.

Within health care, our investment in Gilead Sciences (0.5% of net assets) lost ground, in part, because of concerns about sales prospects for the biotech firm's flagship product, an anti-HIV drug. However, several of the fund's high-quality health care stocks provided positive returns, including DaVita, a dialysis services company; IVAX, a pharmaceutical company; and Varian Medical Systems, a medical equipment company (1.3%, 1.0% and 1.2% of net assets, respectively).

The fund was overweight in technology, the strongest-performing sector in the benchmark. However, our added exposure did not benefit the fund as much as it could have because we emphasized high-quality firms with established earnings while speculative technology companies generated the sector's strongest gains. Yet, many of the fund's technology investments performed well during the period, including Fairchild Semiconductor International, F5 Networks, Symantec and National Semiconductor (1.1%, 0.9%, 0.8% and 0.8% of net assets, respectively).

The fund's above-average weight in energy investments slightly hindered performance, because the energy portion of the Russell 2500 Growth Index slightly lagged the overall index return. However, energy made a positive contribution to performance relative to the index because we were invested in the types of companies that did the best within the sector--energy producers and energy service companies. Energy, in general, benefited as cold weather and global economic growth resulted in higher demand for oil and gas. But energy producers and service companies were the primary beneficiaries, as higher demand resulted in higher commodity prices and the expectation that drilling activity would be more attractive. These factors favored investments such as XTO Energy and National-Oilwell (1.1% and 1.0% of net assets, respectively), which were strong performers for the fund.

The fund's positioning at the end of the period reflects our outlook for sustained economic growth. We continue to believe that selected technology companies have the potential to benefit from an improving economy. However, we also believe that investors are likely to seek revenue and earnings growth to justify higher stock prices after a year of strong returns, particularly from smaller company stocks. And although we believe that companies have the potential to generate attractive revenue growth, it is unlikely to be enough to fuel another year of returns as high as 2003. As a result, we are seeking to reduce the overall risk exposure of the portfolio by focusing on companies with reasonable valuations as well as good growth prospects.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Amphenol, Class A                              2.3
     Education Management                           2.0
     Fair Issac                                     2.0
     Mircochip Technology                           1.8
     Polycom                                        1.7
     Electronics for Imaging                        1.7
     Caremark Rx                                    1.7
     Harman International Industries                1.7
     Univision Communications, Class A              1.7
     Autoliv                                        1.6

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

The Columbia Investment Team
January 31, 2004

Investing in small-cap stocks and mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, DECEMBER 1, 2000 TO JANUARY 31, 2004

             CMG SMALL/MID CAP FUND      RUSSELL 2500 INDEX      RUSSELL 2500 GROWTH INDEX
12/1/2000          $  10,000                $  10,000                   $  10,000
12/31/2000         $  10,830                $  10,861                   $  10,620
1/31/2001          $  10,780                $  11,218                   $  11,308
2/28/2001          $   9,480                $  10,496                   $   9,563
3/31/2001          $   8,650                $   9,920                   $   8,506
4/30/2001          $   9,689                $  10,796                   $   9,802
5/31/2001          $   9,710                $  11,120                   $  10,086
6/30/2001          $   9,640                $  11,278                   $  10,314
7/31/2001          $   9,290                $  10,875                   $   9,554
8/31/2001          $   8,730                $  10,518                   $   8,919
9/30/2001          $   7,659                $   9,157                   $   7,522
10/31/2001         $   7,999                $   9,630                   $   8,264
11/30/2001         $   8,499                $  10,409                   $   8,978
12/31/2001         $   8,900                $  10,993                   $   9,470
1/31/2002          $   8,650                $  10,857                   $   9,065
2/28/2002          $   8,290                $  10,667                   $   8,505
3/31/2002          $   8,740                $  11,404                   $   9,190
4/30/2002          $   8,580                $  11,376                   $   8,885
5/31/2002          $   8,420                $  11,042                   $   8,438
6/30/2002          $   7,840                $  10,420                   $   7,662
7/31/2002          $   7,081                $   9,177                   $   6,710
8/31/2002          $   7,030                $   9,204                   $   6,709
9/30/2002          $   6,690                $   8,475                   $   6,202
10/31/2002         $   6,960                $   8,751                   $   6,559
11/30/2002         $   7,270                $   9,465                   $   7,168
12/31/2002         $   6,870                $   9,038                   $   6,715
1/31/2003          $   6,890                $   8,797                   $   6,569
2/28/2003          $   6,770                $   8,586                   $   6,416
3/31/2003          $   6,860                $   8,668                   $   6,501
4/30/2003          $   7,271                $   9,440                   $   7,068
5/31/2003          $   7,881                $  10,368                   $   7,817
6/30/2003          $   8,060                $  10,566                   $   7,978
7/31/2003          $   8,300                $  11,134                   $   8,509
8/31/2003          $   8,691                $  11,650                   $   8,965
9/30/2003          $   8,271                $  11,491                   $   8,772
10/31/2003         $   9,071                $  12,399                   $   9,493
11/30/2003         $   9,371                $  12,866                   $   9,814
12/31/2003         $   9,441                $  13,150                   $   9,825
1/31/2004          $   9,670                $  13,630                   $  10,233

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                               6-MONTH
                              INCEPTION      (CUMULATIVE)      1-YEAR      LIFE
CMG Small/Mid Cap Fund        12/01/00           16.51          40.35      -1.05
Russell 2500 Index                               22.41          54.93      10.26
Russell 2500 Growth Index                        20.29          55.81       0.73

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                               6-MONTH
                              INCEPTION      (CUMULATIVE)      1-YEAR      LIFE
CMG Small/Mid Cap Fund        12/01/00           17.12          37.41      -1.85
Russell 2500 Index                               24.45          45.51       9.28
Russell 2500 Growth Index                        23.17          46.31      -0.57

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from December 1, 2000.

The Russell 2500 Index is an unmanaged index generally considered representative of the market for small and mid cap stocks. The Russell 2500 Growth Index, also an unmanaged index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Value Fund. The fund returned 25.06% for the six-month period ended January 31, 2004, finishing ahead of both the Russell 2000 Value Index and Lipper Small Cap Value Category average, which returned 23.53% and 22.96%, respectively(1). Our decision to emphasize economically-sensitive sectors, such as industrials and technology, and underweight sectors with less exposure to the recovering economy helped us beat our Russell benchmark and Lipper peer group. Strong stock selection, particularly in the industrials and health care sectors, also boosted performance.

As the economic outlook improved, small-cap stocks posted strong gains that outpaced those of their large-cap counterparts. Our focus remained on small-cap companies with strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations. This strategy worked well as investors moved away from more speculative stocks and began buying higher-quality stocks with the potential to do well in a steadily improving economy.

Industrial and technology stocks, which made sharp comebacks during the period, were strong contributors to the fund's performance. In the industrial sector, the fund benefited from strong stock selection among machinery and equipment, transportation, business services and construction stocks. Within technology, the fund owned a mix of software and hardware names, including semiconductor stocks, which rallied sharply as demand grew. Many industrial and technology stocks with overseas sales also benefited from the weak US dollar.

The fund benefited from its below-average stake in the financial sector, where stock returns trailed those of the overall market. In addition, we sidestepped weaker-performing groups within the financial sector, such as "thrifts"--savings and loans and consumer savings banks--and real estate investment trusts. Our focus instead was on commercial banks, which benefited from low interest rates and an improving credit environment, and insurers, which gained because they were able to raise prices. In health care, strong stock selection helped boost the fund's return. We targeted nursing homes, medical facilities and health maintenance organizations.

Our bias toward higher-quality stocks dampened returns in the materials and utilities sectors where lower-quality, beaten-down names posted the biggest gains. In the materials sector, we maintained our emphasis on higher-quality chemicals, paper, packaging and construction materials names, which did not do as well as lower-quality mining stocks. Among utilities stocks, we avoided companies with high debt levels, which turned out to be the sector's biggest winners. In the consumer discretionary sector, the fund owned reasonably-priced restaurant, clothing manufacturer and specialty retailing stocks. These stocks rallied, but they did not do as well as stocks of companies with the potential to increase revenues at an above-average pace for the group, most of which were trading at higher valuations.

We have positioned the portfolio to reflect our expectation that the economy will continue to recover in 2004, an environment that would support higher stock prices. However, we believe that the pace of the market's gains is likely to slow as the recovery unfolds and interest rates edge higher. We believe small-cap stocks remain reasonably valued with the potential to participate in any rally. We plan to maintain an economically-sensitive tilt to the portfolio, focusing on small-cap companies with strong balance sheets, market leadership positions and good earnings prospects.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004, were:

                                                    (%)
     MFC Bancorp                                    1.0
     Peabody Energy                                 1.0
     Imagistics International                       1.0
     US Oncology                                    1.0
     MPS Group                                      0.9
     Equinix                                        0.8
     Consolidated Graphics                          0.8
     Harsco                                         0.8
     CH Energy Group                                0.8
     Kellwood                                       0.8

Thank you for investing in the CMG Small Cap Value Fund.

The Columbia Investment Team
January 31, 2004

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2004

            CMG SMALL CAP VALUE FUND        RUSSELL 2000 INDEX      RUSSELL 2000 VALUE INDEX
5/5/2003         $  10,000                     $  10,000                     $  10,000
5/31/2003        $  10,510                     $  10,771                     $  10,766
6/30/2003        $  10,720                     $  10,966                     $  10,948
7/31/2003        $  11,291                     $  11,652                     $  11,494
8/31/2003        $  11,820                     $  12,186                     $  11,931
9/30/2003        $  11,710                     $  11,961                     $  11,794
10/31/2003       $  12,660                     $  12,965                     $  12,755
11/30/2003       $  13,160                     $  13,426                     $  13,245
12/31/2003       $  13,619                     $  13,698                     $  13,724
1/31/2004        $  14,120                     $  14,294                     $  14,200

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                         INCEPTION        6-MONTH        LIFE
CMG Small Cap Value Fund                 05/05/03          25.06         41.20
Russell 2000 Index                                         22.67         42.94
Russell 2000 Value Index                                   23.53         42.00

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                         INCEPTION        6-MONTH        LIFE
CMG Small Cap Value Fund                 05/05/03          27.05         36.19
Russell 2000 Index                                         24.92         36.99
Russell 2000 Value Index                                   25.36         37.25

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that the shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from May 5, 2003

The Russell 2000 Value index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 index is an unmanaged index generally considered representative of the market for small domestic stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                           CMG SMALL CAP GROWTH FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Growth Fund. The fund returned 21.73% for the six-month period ended January 31, 2004. That was just short of the 21.81% return of the Russell 2000 Growth Index but higher than the average return of the Lipper Small Cap Growth Funds Category, which was 20.05%.(1) The fund, which focuses on companies with healthy balance sheets, attractive business models and strong management teams, benefited as small-cap stocks continued to rally amid an improving economy. Media and semiconductor stocks, which we emphasized, were especially strong performers.

The fund's largest sector concentration was in technology stocks, which led the market advance during the six-month period. Within technology, we focused on semiconductor manufacturers and semiconductor equipment companies. We favored companies with niche products and markets and avoided companies with commodity-like products, which depend on economic growth to generate higher earnings. The fund's top performers included Silicon Storage Technology (1.2% of net assets), a company that is a leader in a type of memory known as low-density flash. In the software industry, we did well owning companies that focus on the digitization of documents, such as Documentum, which was bought out during the period, and Digitas (0.9% of net assets).

We emphasized biotechnology, medical device and specialty pharmaceutical stocks within the health care sector, and several of our investments generated strong returns. Protein Design Labs (1.1% of net assets), a biotech stock, rose sharply as new management cleaned up product development problems and existing products gained ground. Salix Pharmaceuticals (0.9% of net assets), a specialty pharmaceutical company that targets gastric illnesses, was another top performer.

The fund's above-average stake in consumer discretionary stocks paid off as the sector rebounded late in the period. We favored media stocks, especially broadcasters with stable businesses, which have the potential to benefit from the upcoming presidential election and summer Olympics. We also boosted our investment in gaming stocks, which have gained popularity as financially-strapped states look for alternative revenue sources. Station Casinos (2.1% of net assets), which runs casinos for local residents in Las Vegas and also partners with Native Americans to build new casinos, kept pace with the market's returns. Within the materials sector, we also owned Jarden, which markets a range of consumer products, and Sharper Image, a retail gadget store within the consumer discretionary sector (2.0% and 1.3% of net assets, respectively). Both stocks rallied nicely during the period.

Disappointing returns came from the consumer discretionary sector, which gained ground but trailed the market, and from stocks that did not live up to our expectations. For example, TiVo (0.7% of net assets), which makes digital TV recording devices that are easy to operate and allow for skipping commercials, was hampered by competitive headwinds. We kept our stake, believing that investors have not recognized TiVo's unique ability to capture viewer data and package it for advertisers and networks to gain insight into viewer behavior. We also invested in Bombay (0.7% of net assets), a furniture retailer that declined as its attempts to move stores from malls to strip centers, build new stores, and introduce new technology turned out to be more than it could handle all at once. Sales suffered and the share price fell 30% or more. However, we held on to the stock because we believe the company still has the potential to get its strategy on track.

Although small-cap stocks have enjoyed strong gains over the past year, we believe that they were still reasonably valued at the period's end, given their strong earnings growth prospects in a strengthening economy. However, we also believe that stock selection will be more important in the period ahead. Last year's gains were fairly wide-spread, but as the stocks have become more expensive, investors have become more discriminating. Small-caps are probably more vulnerable to disappointments in the economy, such as continued weakness in the job market or a decline in the economy's growth rate. As a result, we have focused our efforts on identifying high-quality companies that have the potential to increase their profits independent of the economic environment. We believe our approach allows us to tap the upside opportunity of an improving economy while offering a downside cushion against volatility.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Station Casinos                                2.1
     Jarden                                         2.0
     Sharper Image                                  1.3
     Infinity Property & Casualty                   1.3
     Entegris                                       1.3
     Cost Plus                                      1.2
     Silicon Storage Technology                     1.2
     Investors Financial Services                   1.2
     Silicon Image                                  1.2
     Lin TV, Class A                                1.2

Thank you for investing in the CMG Small Cap Growth Fund.

The Columbia Investment Team
January 31, 2004

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[CHART]

GROWTH OF A $10,000 INVESTMENT, MAY 5, 2003 TO JANUARY 31, 2004

            CMG SMALL CAP GROWTH FUND        RUSSELL 2000 GROWTH INDEX
5/5/2003          $  10,000                          $  10,000
5/31/2003         $  10,750                          $  10,776
6/30/2003         $  11,010                          $  10,984
7/31/2003         $  11,530                          $  11,814
8/31/2003         $  12,060                          $  12,449
9/30/2003         $  11,620                          $  12,134
10/31/2003        $  12,851                          $  13,182
11/30/2003        $  13,141                          $  13,612
12/31/2003        $  13,483                          $  13,673
1/31/2004         $  14,036                          $  14,390

CUMULATIVE RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                         INCEPTION        6-MONTH        LIFE
CMG Small Cap Growth Fund                05/05/03          21.73         40.36
Russell 2000 Growth Index                                  21.81         43.90

CUMULATIVE RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                         INCEPTION        6-MONTH        LIFE
CMG Small Cap Growth Fund                05/05/03          22.45         34.82
Russell 2000 Growth Index                                  24.48         36.72

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that the shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from May 5, 2003.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                          CMG INTERNATIONAL STOCK FUND
                         A Portfolio of CMG Fund Trust
                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2004, the CMG International Stock Fund returned 22.58%. That was less than the 25.94% return of the MSCI All Country World ex U.S. Index.

The portfolio underperformed its benchmark because of its relatively small commitment to German securities. We limited our investment in German stocks because the prospects for the German market appeared unattractive at the beginning of the period, and indeed, the German stock market had performed poorly prior to this reporting period in the first half of 2003. However, German stocks rebounded strongly in the second half of 2003 in response to government changes in financial policy, and the fund did not fully participate in the gains. We subsequently added to our German holdings after research visits to Europe provided a more positive view of the country's investment and economic environment. We invested in Allianz AG (2.0% net assets), a German insurance company that aided the fund's return.

Despite the shortfall relative to the benchmark, the fund's results were strong as prospects for improved global economic growth drove international stock markets higher over the six-month reporting period. In this environment, the portfolio benefited from investments in the materials, energy and industrials sectors, all of which responded positively to an improving economy. As the dollar fell, returns to US investors got an additional boost because the value of securities purchased in local currencies rose when converted to US dollars. The dollar was particularly weak against the Japanese yen and the euro, which gained 14% and 11% against the dollar, respectively, during the period.

We maintained relatively large weights in Thailand and in Japan, a strategy that generally benefited the fund's return. In Thailand, which was one of the strongest performing markets during the period, we favored stocks with the potential to benefit from the country's infrastructure development, such as Siam Cement and Land & House (1.0% and 0.5% of net assets, respectively). Both positions gained ground during the period. In Japan, which was the portfolio's largest country weight, we increased our position in UFJ Holdings, a large bank, and added Millea Holdings, an insurance company, to the portfolio after they reacted positively to changes in government policies regarding financial institutions (0.8% and 1.7% of net assets, respectively). Both stocks were strong performers for the portfolio, although Japanese stocks generally lagged other world markets in the last months of the period.

Near the end of the period, we reduced our exposure to China and other emerging markets in Asia because valuations were high. While we continue to believe in China's prospects, we became concerned about the country's ability to sustain its recent strong economic growth. We believe that the emergence of a property construction bubble, structural weakness in the banking system and rapidly developing shortages in electric power capacity could cause Chinese authorities to slow the country's extraordinary growth.

Looking ahead, we have positioned the portfolio to take advantage of the trend toward restructuring among European companies and the attractive valuations and earnings forecasts offered by Japanese companies. Although we reduced the fund's overall exposure to emerging markets, we made modest new investments in the emerging markets of Eastern Europe. We believe that these markets have the potential to perform well as they become more integrated with Western Europe. We will continue to monitor emerging markets and take advantage of investment opportunities as they arise.

The fund's top ten holdings and countries (as a percentage of net assets) as of January 31, 2004 were:

     HOLDINGS                                       (%)
     BP PLC                                         2.4
     ENI                                            2.3
     Credit Suisse Group                            2.1
     ING Groep NV                                   2.0
     Mitsubishi Estate                              2.0
     Allianz AG                                     2.0
     Matsushita Electric Industrial                 2.0
     Nortel Networks                                1.9
     Siemens AG                                     1.8
     Millea Holdings                                1.7

     COUNTRIES                                      (%)
     Japan                                         23.7
     United Kingdom                                20.9
     Germany                                        9.4
     France                                         6.2
     Netherlands                                    5.0
     Switzerland                                    4.7
     Italy                                          4.7
     United States                                  4.3
     Canada                                         3.6
     Thailand                                       3.4

We appreciate your continued confidence in the CMG International Stock Fund.

The Columbia Investment Team
January 31, 2004

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings and country breakdowns are disclosed as of January 31, 2004, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdowns listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1994 TO JANUARY 31, 2004

                CMG INTERNATIONAL STOCK FUND        MSCI EAFE INDEX    MSCI ALL COUNTRY WORLD EX U.S. INDEX
2/1/94                   $  10,000                      $  10,000                 $  10,000
2/28/94                  $  10,058                      $   9,972                 $   9,924
3/31/94                  $   9,622                      $   9,542                 $   9,469
4/30/94                  $   9,735                      $   9,947                 $   9,790
5/31/94                  $   9,600                      $   9,890                 $   9,793
6/30/94                  $   9,690                      $  10,030                 $   9,863
7/31/94                  $   9,687                      $  10,126                 $  10,024
8/31/94                  $   9,962                      $  10,366                 $  10,361
9/30/94                  $   9,603                      $  10,039                 $  10,104
10/31/94                 $   9,877                      $  10,374                 $  10,375
11/30/94                 $   9,395                      $   9,875                 $   9,875
12/31/94                 $   9,243                      $   9,937                 $   9,853
1/31/95                  $   8,568                      $   9,555                 $   9,405
2/28/95                  $   8,443                      $   9,528                 $   9,354
3/31/95                  $   8,768                      $  10,122                 $   9,883
4/30/95                  $   8,951                      $  10,503                 $  10,268
5/31/95                  $   8,838                      $  10,378                 $  10,222
6/30/95                  $   8,805                      $  10,196                 $  10,081
7/31/95                  $   9,368                      $  10,831                 $  10,653
8/31/95                  $   9,236                      $  10,419                 $  10,283
9/30/95                  $   9,436                      $  10,622                 $  10,459
10/31/95                 $   9,316                      $  10,336                 $  10,180
11/30/95                 $   9,500                      $  10,623                 $  10,419
12/31/95                 $   9,753                      $  11,052                 $  10,832
1/31/96                  $   9,924                      $  11,097                 $  10,980
2/29/96                  $   9,924                      $  11,135                 $  10,980
3/31/96                  $  10,309                      $  11,371                 $  11,185
4/30/96                  $  10,657                      $  11,701                 $  11,524
5/31/96                  $  10,812                      $  11,486                 $  11,351
6/30/96                  $  11,038                      $  11,551                 $  11,409
7/31/96                  $  10,546                      $  11,213                 $  11,030
8/31/96                  $  10,711                      $  11,238                 $  11,095
9/30/96                  $  10,950                      $  11,537                 $  11,371
10/31/96                 $  10,869                      $  11,419                 $  11,257
11/30/96                 $  11,243                      $  11,874                 $  11,691
12/31/96                 $  11,389                      $  11,720                 $  11,556
1/31/97                  $  11,387                      $  11,310                 $  11,343
2/28/97                  $  11,664                      $  11,496                 $  11,551
3/31/97                  $  11,754                      $  11,537                 $  11,527
4/30/97                  $  12,017                      $  11,598                 $  11,624
5/31/97                  $  12,705                      $  12,353                 $  12,342
6/30/97                  $  13,301                      $  13,034                 $  13,023
7/31/97                  $  13,691                      $  13,245                 $  13,286
8/31/97                  $  12,716                      $  12,256                 $  12,240
9/30/97                  $  13,581                      $  12,942                 $  12,903
10/31/97                 $  12,551                      $  11,947                 $  11,803
11/30/97                 $  12,501                      $  11,825                 $  11,656
12/31/97                 $  12,549                      $  11,928                 $  11,790
1/31/98                  $  12,632                      $  12,473                 $  12,142
2/28/98                  $  13,175                      $  13,274                 $  12,952
3/31/98                  $  13,781                      $  13,683                 $  13,400
4/30/98                  $  14,165                      $  13,791                 $  13,497
5/31/98                  $  14,395                      $  13,723                 $  13,251
6/30/98                  $  14,327                      $  13,827                 $  13,202
7/31/98                  $  14,363                      $  13,967                 $  13,328
8/31/98                  $  12,638                      $  12,236                 $  11,448
9/30/98                  $  11,715                      $  11,861                 $  11,207
10/31/98                 $  12,397                      $  13,097                 $  12,381
11/30/98                 $  13,375                      $  13,767                 $  13,046
12/31/98                 $  14,078                      $  14,310                 $  13,495
1/31/99                  $  14,741                      $  14,267                 $  13,480
2/28/99                  $  14,375                      $  13,927                 $  13,178
3/31/99                  $  14,622                      $  14,508                 $  13,815
4/30/99                  $  15,038                      $  15,096                 $  14,505
5/31/99                  $  14,692                      $  14,318                 $  13,824
6/30/99                  $  15,591                      $  14,877                 $  14,460
7/31/99                  $  16,105                      $  15,318                 $  14,798
8/31/99                  $  16,471                      $  15,375                 $  14,850
9/30/99                  $  16,866                      $  15,530                 $  14,949
10/31/99                 $  17,659                      $  16,113                 $  15,505
11/30/99                 $  19,774                      $  16,672                 $  16,126
12/31/99                 $  22,387                      $  18,169                 $  17,664
1/31/2000                $  21,220                      $  17,015                 $  16,705
2/29/2000                $  22,701                      $  17,473                 $  17,156
3/31/2000                $  22,145                      $  18,151                 $  17,801
4/30/2000                $  20,137                      $  17,196                 $  16,808
5/31/2000                $  18,403                      $  16,777                 $  16,377
6/30/2000                $  19,443                      $  17,433                 $  17,075
7/31/2000                $  18,434                      $  16,702                 $  16,401
8/31/2000                $  18,896                      $  16,847                 $  16,604
9/30/2000                $  17,740                      $  16,027                 $  15,682
10/31/2000               $  17,025                      $  15,649                 $  15,184
11/30/2000               $  16,269                      $  15,062                 $  14,503
12/31/2000               $  17,052                      $  15,597                 $  14,998
1/31/2001                $  16,874                      $  15,589                 $  15,223
2/28/2001                $  15,950                      $  14,420                 $  14,017
3/31/2001                $  14,886                      $  13,458                 $  13,026
4/30/2001                $  15,798                      $  14,393                 $  13,912
5/31/2001                $  15,482                      $  13,885                 $  13,528
6/30/2001                $  14,937                      $  13,317                 $  13,010
7/31/2001                $  14,468                      $  13,075                 $  12,720
8/31/2001                $  14,202                      $  12,744                 $  12,404
9/30/2001                $  12,859                      $  11,453                 $  11,088
10/31/2001               $  13,201                      $  11,746                 $  11,399
11/30/2001               $  13,479                      $  12,180                 $  11,920
12/31/2001               $  13,800                      $  12,252                 $  12,073
1/31/2002                $  13,241                      $  14,427                 $  11,557
2/28/2002                $  13,330                      $  11,682                 $  11,640
3/31/2002                $  13,978                      $  12,370                 $  12,258
4/30/2002                $  14,040                      $  12,395                 $  12,352
5/31/2002                $  14,206                      $  12,552                 $  12,487
6/30/2002                $  13,862                      $  12,053                 $  11,948
7/31/2002                $  12,731                      $  10,863                 $  10,783
8/31/2002                $  12,667                      $  10,838                 $  10,784
9/30/2002                $  11,397                      $   9,674                 $   9,641
10/31/2002               $  11,841                      $  10,193                 $  10,157
11/30/2002               $  12,298                      $  10,656                 $  10,646
12/31/2002               $  11,824                      $  10,298                 $  10,303
1/31/2003                $  11,326                      $   9,869                 $   9,942
2/28/2003                $  11,186                      $   9,643                 $   9,740
3/31/2003                $  11,109                      $   9,454                 $   9,551
4/30/2003                $  11,939                      $  10,380                 $  10,472
5/31/2003                $  12,590                      $  11,009                 $  11,139
6/30/2003                $  12,833                      $  11,276                 $  11,447
7/31/2003                $  13,191                      $  11,549                 $  11,752
8/31/2003                $  13,510                      $  11,827                 $  12,102
9/30/2003                $  13,881                      $  12,191                 $  12,441
10/31/2003               $  14,723                      $  12,951                 $  13,247
11/30/2003               $  14,838                      $  13,238                 $  13,536
12/31/2003               $  15,823                      $  14,272                 $  14,568
1/31/2004                $  16,169                      $  14,476                 $  14,805

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                    6-MONTH
                                     INCEPTION    (CUMULATIVE)   1-YEAR     5-YEAR       LIFE
CMG International Stock Fund         02/01/94        22.58        42.76      1.87        4.92
MSCI EAFE Index                                      25.35        46.67      0.29        3.77
MSCI All Country World ex U.S. Index                 25.94        48.87      1.89        4.00

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                    6-MONTH
                                     INCEPTION    (CUMULATIVE)   1-YEAR     5-YEAR       LIFE
CMG International Stock Fund         02/01/94        23.30        33.81      2.37        4.74
MSCI EAFE                                            26.59        38.59     -0.05        3.65
MSCI All Country World ex U.S. Index                 27.25        41.38      1.54        3.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The index performance is from January 31, 1994.

The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australia and Far East Index) is an unmanaged index representing major stock markets in Europe, Australia and the Far East. The MSCI (Morgan Stanley Capital International) All Country World ex U.S. Index is an unmanaged index designed to measure equity market performance in the global developed and emerging markets excluding the United States. Unlike the fund, indices are not investments, do not incur fees and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the Advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                     (UNAUDITED)
                                                                     SIX MONTHS          PERIOD
                                                                        ENDED            ENDED
                                                                     JANUARY 31,        JULY 31,
                                                                         2004           2003 (a)
                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      10.73     $      10.00
                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                 0.09             0.04
   Net realized and unrealized gain on investments                           1.45             0.69
                                                                     ------------     ------------
      Total from investment operations                                       1.54             0.73
                                                                     ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (0.05)               -
   From net realized gains                                                  (0.01)               -
                                                                     ------------     ------------
      Total distributions declared to shareholders                          (0.06)               -
                                                                     ------------     ------------

NET ASSET VALUE, END OF PERIOD                                       $      12.21     $      10.73
                                                                     ============     ============

Total return (c)(d)(e)                                                      14.33%            7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     61,275     $      9,134
Ratio of net expenses to average net assets (f)                              0.25%            0.25%
Ratio of net investment income to average net assets (f)                     1.50%            1.50%
Reimbursement (f)                                                            0.08%            1.37%
Portfolio turnover rate (e)                                                    26%               2%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                     (UNAUDITED)
                                                                       PERIOD
                                                                        ENDED
                                                                      JANUARY 31,
                                                                       2004 (a)
                                                                     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      10.00
                                                                     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                 0.07
   Net realized and unrealized gain on investments                           0.97
                                                                     ------------
      Total from investment operations                                       1.04
                                                                     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (0.02)
                                                                     ------------

NET ASSET VALUE, END OF PERIOD                                       $      11.02
                                                                     ============

Total return (c)(d)(e)                                                      10.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     38,183
Ratio of net expenses to average net assets (f)                              0.50%
Ratio of net investment income to average net assets (f)                     1.59%
Reimbursement (f)                                                            0.15%
Portfolio turnover rate (e)                                                    17%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)

                                                                     (UNAUDITED)
                                                                        PERIOD
                                                                        ENDED
                                                                     JANUARY 31,
                                                                       2004 (a)
                                                                     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      10.00
                                                                     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                 0.01
   Net realized and unrealized gain on investments                           0.81
                                                                     ------------
      Total from investment operations                                       0.82
                                                                     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (0.01)
                                                                     ------------

NET ASSET VALUE, END OF PERIOD                                       $      10.81
                                                                     ============

Total return (c)(d)(e)                                                       8.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     39,939
Ratio of net expenses to average net assets (f)                              0.50%
Ratio of net investment income to average net assets (f)                     0.22%
Reimbursement (f)                                                            0.14%
Portfolio turnover rate (e)                                                    58%

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                     (UNAUDITED)
                                                                      SIX MONTHS         PERIOD
                                                                        ENDED            ENDED
                                                                     JANUARY 31,        JULY 31,
                                                                         2004           2003 (a)
                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      10.69     $      10.00
                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                 0.03             0.01
   Net realized and unrealized gain on investments                           1.70             0.68
                                                                     ------------     ------------
      Total from investment operations                                       1.73             0.69
                                                                     ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (0.02)               -
   From net realized gains                                                      -(c)             -
                                                                     ------------     ------------
     Total distributions declared to shareholders                           (0.02)               -
                                                                     ------------     ------------

NET ASSET VALUE, END OF PERIOD                                       $      12.40     $      10.69
                                                                     ============     ============

Total return (d)(e)(f)                                                      16.22%            6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     15,423     $      2,651
Ratio of net expenses to average net assets (g)                              0.70%            0.70%
Ratio of net investment income to average net assets (g)                     0.45%            0.49%
Reimbursement (g)                                                            0.30%            3.61%
Portfolio turnover rate (f)                                                     7%               2%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                      (UNAUDITED)
                                                                      SIX MONTHS        PERIOD
                                                                        ENDED            ENDED
                                                                     JANUARY 31,        JULY 31,
                                                                         2004           2003 (a)
                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      10.93     $      10.00
                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                  (0.02)           (0.01)
   Net realized and unrealized gain on investments                           1.54             0.94
                                                                     ------------     ------------
      Total from investment operations                                       1.52             0.93
                                                                     ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                                  (0.01)               -
                                                                     ------------     ------------

NET ASSET VALUE, END OF PERIOD                                       $      12.44     $      10.93
                                                                     ============     ============
Total return (c)(d)(e)                                                      13.88%            9.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     14,022     $      2,161
Ratio of net expenses to average net assets (f)                              0.70%            0.70%
Ratio of net investment loss to average net assets (f)                      (0.41)%          (0.44)%
Reimbursement (f)                                                            0.34%            3.85%
Portfolio turnover rate (e)                                                    54%              23%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                (UNAUDITED)
                                                SIX MONTHS            PERIOD                  YEAR               PERIOD
                                                   ENDED              ENDED                  ENDED               ENDED
                                                JANUARY 31,          JULY 31,              OCTOBER 31,         OCTOBER 31,
                                                   2004              2003 (a)                 2002               2001 (b)
                                               ------------        ------------           ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       8.30        $       6.96           $       8.00        $      10.00
                                               ------------        ------------           ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                (0.02)(c)           (0.03)(c)              (0.04)(c)           (0.02)
   Net realized and unrealized gain (loss)
     on investments                                    1.39                1.37                  (1.00)              (1.98)
                                               ------------        ------------           ------------        ------------
      Total from investment operations                 1.37                1.34                  (1.04)              (2.00)
                                               ------------        ------------           ------------        ------------

NET ASSET VALUE, END OF PERIOD                 $       9.67        $       8.30           $       6.96        $       8.00
                                               ============        ============           ============        ============

Total return (d)(e)                                   16.51%(f)           19.25%(f)             (13.00)%            (20.00)%(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $     78,627        $     73,926           $     54,769        $     49,391
Ratio of net expenses to
   average net assets                                  0.75%(g)            0.78%(g)(h)            0.80%(h)            0.80%(g)(h)
Ratio of net investment loss to
   average net assets                                 (0.51)%(g)          (0.50)%(g)(h)          (0.45)%(h)          (0.23)%(g)(h)
Reimbursement                                          0.05%(g)            0.06%(g)               0.06%               0.17%(g)
Portfolio turnover rate                                  54%(f)              84%(f)                125%                167%(f)

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                     (UNAUDITED)
                                                                      SIX MONTHS         PERIOD
                                                                        ENDED            ENDED
                                                                     JANUARY 31,        JULY 31,
                                                                         2004           2003 (a)
                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      11.29     $      10.00
                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                                 0.07             0.02
   Net realized and unrealized gain on investments                           2.75             1.27
                                                                     ------------     ------------
      Total from investment operations                                       2.82             1.29
                                                                     ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                               (0.06)               -
   From net realized gains                                                  (0.22)               -
                                                                     ------------     ------------
      Total distributions declared to shareholders                          (0.28)               -
                                                                     ------------     ------------

NET ASSET VALUE, END OF PERIOD                                       $      13.83     $      11.29
                                                                     ============     ============

Total return (c)(d)(e)                                                      25.06%           12.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     36,129     $     21,356
Ratio of net expenses to average net assets (f)                              0.80%            0.80%
Ratio of net investment income to average net assets (f)                     1.06%            0.66%
Reimbursement (f)                                                            0.10%            0.36%
Portfolio turnover rate (e)                                                    26%               5%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                                     (UNAUDITED)
                                                                      SIX MONTHS         PERIOD
                                                                        ENDED            ENDED
                                                                     JANUARY 31,        JULY 31,
                                                                         2004           2003 (a)
                                                                     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      11.53     $      10.00
                                                                     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                                  (0.04)           (0.02)
   Net realized and unrealized gain on investments                           2.50             1.55
                                                                     ------------     ------------
      Total from investment operations                                       2.46             1.53
                                                                     ------------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net realized gains                                                  (0.81)               -
                                                                     ------------     ------------

NET ASSET VALUE, END OF PERIOD                                       $      13.18     $      11.53
                                                                     ============     ============

Total return (c)(d)(e)                                                      21.73%           15.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $     32,484     $     21,006
Ratio of net expenses to average net assets (f)                              0.80%            0.80%
Ratio of net investment loss to average net assets (f)                      (0.63)%          (0.62)%
Reimbursement (f)                                                            0.11%            0.35%
Portfolio turnover rate (e)                                                    44%              37%

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                         (UNAUDITED)
                                                          SIX MONTHS                PERIOD
                                                            ENDED                    ENDED
                                                          JANUARY 31,              JULY 31,
                                                             2004                  2003 (a)
                                                         ------------             ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      10.33             $     9.32
                                                         ------------             ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                  0.02(b)                0.11(b)
   Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
      capital gains tax                                          2.31                   0.95
                                                         ------------             ----------
      Total from investment operations                           2.33                   1.06
                                                         ------------             ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                                   (0.06)                 (0.05)
   From net realized gains                                          -                      -
                                                         ------------             ----------
      Total distributions declared
        to shareholders                                         (0.06)                 (0.05)
                                                         ------------             ----------

NET ASSET VALUE, END OF PERIOD                           $      12.60             $    10.33
                                                         ============             ==========

Total return (d)                                                22.58%(e)(f)           11.39%(e)(f)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $    117,013             $   58,488
Ratio of net expenses to average
   net assets                                                    0.75%(g)               0.93%(g)(h)
Ratio of net investment income (loss) to
   average net assets                                            0.37%(g)               1.50%(g)(h)
Reimbursement                                                    0.05%(g)               0.06%(g)
Portfolio turnover rate                                            35%(f)                 59%(f)

                                                                           YEAR ENDED OCTOBER 31,
                                               ------------------------------------------------------------------------------
                                                  2002             2001             2000             1999             1998
                                               ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $    10.42       $    16.20       $    17.86       $    12.54       $    42.71
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                      0.02(b)          0.03             0.04            (0.02)            0.25
   Net realized and unrealized gain (loss) on
     investments, foreign currency and foreign
      capital gains tax                             (1.09)           (3.09)           (0.36)            5.34            (0.78)
                                               ----------       ----------       ----------       ----------       ----------
      Total from investment operations              (1.07)           (3.06)           (0.32)            5.32            (0.53)
                                               ----------       ----------       ----------       ----------       ----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                       (0.03)               -                -                -                -
   From net realized gains                              -            (2.72)           (1.34)               -(c)        (29.64)
                                               ----------       ----------       ----------       ----------       ----------
      Total distributions declared
        to shareholders                             (0.03)           (2.72)           (1.34)               -(c)        (29.64)
                                               ----------       ----------       ----------       ----------       ----------

NET ASSET VALUE, END OF PERIOD                 $     9.32       $    10.42       $    16.20       $    17.86       $    12.54
                                               ==========       ==========       ==========       ==========       ==========

Total return (d)                                   (10.28)%         (22.46)%          (3.58)%          42.44%           (1.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $   20,616       $   20,553       $   22,975       $   30,492       $   15,377
Ratio of net expenses to average
   net assets                                        1.31%(h)         1.26%(h)         1.11%(h)         1.31%(h)         1.04%(h)
Ratio of net investment income (loss) to
   average net assets                                0.21%(h)         0.29%(h)         0.12%(h)        (0.14)%(h)        0.60%(h)
Reimbursement                                           -                -                -                -                -
Portfolio turnover rate                               111%             117%             140%              96%              53%

(a) The Fund changed its fiscal year end from October 31 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (99.1%)
Consumer Discretionary (10.5%)
   Auto Components (0.3%)
      Visteon Corp.                                                              15,900   $       170,130
                                                                                          ---------------
   Automobiles (0.6%)
      Ford Motor Co.                                                             24,100           350,414
                                                                                          ---------------
   Hotels, Restaurants & Leisure (1.6%)
      Carnival Corp.                                                              7,600           337,592
      Hilton Hotels Corp.                                                         3,600            57,600
      McDonald's Corp.                                                           18,800           483,912
      Starwood Hotels & Resorts Worldwide, Inc.                                   2,400            84,816
                                                                                          ---------------
                                                                                                  963,920
                                                                                          ---------------
   Household Durables (0.1%)
      Stanley Works                                                               2,400            90,912
                                                                                          ---------------
   Internet & Catalog Retail (0.2%)
      eBay, Inc. (a)                                                              1,600           107,248
                                                                                          ---------------
   Leisure Equipment & Products (0.4%)
      Brunswick Corp.                                                             2,600            90,610
      Hasbro, Inc.                                                                2,900            57,275
      Mattel, Inc.                                                                6,600           124,806
                                                                                          ---------------
                                                                                                  272,691
                                                                                          ---------------
   Media (3.8%)
      Clear Channel Communications, Inc.                                          2,500           112,475
      Comcast Corp., Class A (a)                                                 21,700           740,404
      McGraw-Hill Companies, Inc.                                                 5,100           382,602
      Time Warner, Inc. (a)                                                      42,600           748,482
      Viacom, Inc., Class A                                                       6,800           274,040
      Walt Disney Co.                                                             2,600            62,400
                                                                                          ---------------
                                                                                                2,320,403
                                                                                          ---------------
   Multi-Line Retail (1.2%)
      Federated Department Stores, Inc.                                           4,000           189,920
      May Department Stores Co.                                                   5,800           190,820
      Sears, Roebuck and Co.                                                      7,900           349,575
                                                                                          ---------------
                                                                                                  730,315
                                                                                          ---------------
   Specialty Retail (1.7%)
      Barnes & Noble, Inc. (a)                                                    3,300           111,705
      Bed Bath & Beyond, Inc. (a)                                                 2,000            81,220
      Best Buy Co., Inc.                                                          2,100           105,819
      Home Depot, Inc.                                                           10,500           372,435
      Lowe's Companies, Inc.                                                      1,900           101,745
      RadioShack Corp.                                                            8,300           270,414
                                                                                          ---------------
                                                                                                1,043,338
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (0.6%)
      Jones Apparel Group, Inc.                                                   2,900            98,803

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Textiles, Apparel & Luxury Goods (continued)
      NIKE, Inc., Class B                                                         3,800   $       264,708
                                                                                          ---------------
                                                                                                  363,511
                                                                                          ---------------
Consumer Staples (10.4%)
   Beverages (2.4%)
      Anheuser-Busch Companies, Inc.                                              5,000           253,600
      Coca-Cola Co.                                                              20,500         1,009,420
      PepsiCo, Inc.                                                               5,000           236,300
                                                                                          ---------------
                                                                                                1,499,320
                                                                                          ---------------
   Food & Drug Retailing (3.0%)
      BJ's Wholesale Club, Inc. (a)                                               4,700           101,755
      Walgreen Co.                                                                1,800            62,190
      Wal-Mart Stores, Inc.                                                      30,900         1,663,965
                                                                                          ---------------
                                                                                                1,827,910
                                                                                          ---------------
   Food Products (1.4%)
      Campbell Soup Co.                                                           2,500            65,825
      Hershey Foods Corp.                                                         4,700           354,897
      H.J. Heinz Co.                                                             10,800           382,104
      Kellogg Co.                                                                 1,700            64,277
                                                                                          ---------------
                                                                                                  867,103
                                                                                          ---------------
   Household Products (1.7%)
      Colgate-Palmolive Co.                                                       5,400           276,858
      Procter & Gamble Co.                                                        7,800           788,424
                                                                                          ---------------
                                                                                                1,065,282
                                                                                          ---------------
   Personal Products (0.9%)
      Gillette Co.                                                               14,400           522,000
                                                                                          ---------------
   Tobacco (1.0%)
      Altria Group, Inc.                                                         10,000           555,900
      RJ Reynolds Tobacco Holdings, Inc.                                          1,100            64,966
                                                                                          ---------------
                                                                                                  620,866
                                                                                          ---------------
Energy (6.0%)
   Energy Equipment & Services (0.5%)
      Noble Corp. (a)                                                             4,100           152,110
      Schlumberger Ltd.                                                           1,100            67,298
      Transocean, Inc. (a)                                                        2,900            78,126
                                                                                          ---------------
                                                                                                  297,534
                                                                                          ---------------
   Oil & Gas (5.5%)
      Amerada Hess Corp.                                                          3,400           191,726
      Anadarko Petroleum Corp.                                                    2,500           124,750
      ChevronTexaco Corp.                                                         9,800           846,230
      ConocoPhillips                                                              1,000            65,880
      Devon Energy Corp.                                                          4,400           248,424
      Exxon Mobil Corp.                                                          44,700         1,823,313
      Marathon Oil Corp.                                                          3,100           100,688
                                                                                          ---------------
                                                                                                3,401,011
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Financials (19.5%)
   Banks (6.3%)
      Bank of America Corp.                                                       4,900   $       399,154
      Bank of New York Co., Inc.                                                 13,700           434,975
      Bank One Corp.                                                              1,200            60,732
      Comerica, Inc.                                                              3,200           182,752
      Mellon Financial Corp.                                                      9,900           323,829
      North Fork Bancorporation, Inc.                                             4,800           202,320
      Northern Trust Corp.                                                        2,600           123,500
      PNC Financial Services Group, Inc.                                          3,000           169,530
      U.S. Bancorp                                                               20,800           588,016
      Wachovia Corp.                                                             14,300           661,232
      Washington Mutual, Inc.                                                     7,800           345,540
      Wells Fargo & Co.                                                           5,100           292,791
      Zions Bancorporation                                                        1,100            64,504
                                                                                          ---------------
                                                                                                3,848,875
                                                                                          ---------------
   Diversified Financials (7.8%)
      American Express Co.                                                        2,300           119,232
      Capital One Financial Corp.                                                 2,400           170,592
      Citigroup, Inc.                                                            28,900         1,429,972
      Fannie Mae                                                                  1,600           123,360
      Federated Investors, Inc.                                                   2,100            64,869
      Franklin Resources, Inc.                                                    6,700           387,059
      Freddie Mac                                                                 7,100           443,182
      J.P. Morgan Chase & Co.                                                    19,600           762,244
      Lehman Brothers Holdings, Inc.                                              5,200           426,920
      MBNA Corp.                                                                  7,100           191,416
      Merrill Lynch & Co., Inc.                                                   7,600           446,804
      Morgan Stanley                                                              1,200            69,852
      State Street Corp.                                                          1,200            64,620
      T. Rowe Price Group, Inc.                                                   1,400            72,982
                                                                                          ---------------
                                                                                                4,773,104
                                                                                          ---------------
   Insurance (5.0%)
      AFLAC, Inc.                                                                 2,400            88,512
      Ambac Financial Group, Inc.                                                 4,800           358,896
      American International Group, Inc.                                         10,800           750,060
      Aon Corp.                                                                   3,400            83,538
      Chubb Corp.                                                                 5,400           386,046
      Hartford Financial Services Group, Inc.                                     6,500           418,210
      Lincoln National Corp.                                                      3,200           141,280
      Marsh & McLennan Companies, Inc.                                            1,800            84,474
      MBIA, Inc.                                                                  3,400           214,200
      MetLife, Inc.                                                               4,700           157,685
      Prudential Financial, Inc.                                                  6,900           300,150
      SAFECO Corp.                                                                1,800            78,354
                                                                                          ---------------
                                                                                                3,061,405
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Real Estate (0.4%)
      Equity Office Properties Trust                                              4,600   $       136,390
      Equity Residential                                                          4,200           122,220
                                                                                          ---------------
                                                                                                  258,610
                                                                                          ---------------
Health Care (14.0%)
   Biotechnology (1.0%)
      Amgen, Inc. (a)                                                            10,100           651,349
                                                                                          ---------------
   Health Care Equipment & Supplies (2.6%)
      Bausch & Lomb, Inc.                                                         1,200            64,500
      Becton, Dickinson & Co.                                                     2,300           103,638
      Guidant Corp.                                                               6,600           421,608
      IMS Health, Inc.                                                           13,300           342,209
      Medtronic, Inc.                                                            10,300           506,966
      Zimmer Holdings, Inc. (a)                                                   1,900           145,350
                                                                                          ---------------
                                                                                                1,584,271
                                                                                          ---------------
   Health Care Providers & Services (1.7%)
      Anthem, Inc. (a)                                                            1,600           130,848
      CIGNA Corp.                                                                 6,100           378,322
      UnitedHealth Group, Inc.                                                    8,500           517,480
                                                                                          ---------------
                                                                                                1,026,650
                                                                                          ---------------
   Pharmaceuticals (8.7%)
      Abbott Laboratories                                                         5,600           241,248
      Allergan, Inc.                                                                800            66,280
      Bristol-Myers Squibb Co.                                                    4,900           137,445
      Eli Lilly & Co.                                                             3,200           217,728
      Johnson & Johnson                                                          23,200         1,239,344
      King Pharmaceuticals, Inc. (a)                                             19,000           316,920
      Medco Health Solutions, Inc. (a)                                            1,710            63,014
      Merck & Co., Inc.                                                          19,700           937,720
      Pfizer, Inc.                                                               39,500         1,446,885
      Watson Pharmaceuticals, Inc. (a)                                            7,000           325,570
      Wyeth                                                                       8,000           327,600
                                                                                          ---------------
                                                                                                5,319,754
                                                                                          ---------------
Industrials (12.8%)
   Aerospace & Defense (2.3%)
      Boeing Co.                                                                  2,500           104,375
      General Dynamics Corp.                                                      2,600           237,718
      Goodrich Corp.                                                              3,500           107,975
      L-3 Communications Holdings, Inc.                                           5,800           310,068
      Northrop Grumman Corp.                                                      4,100           396,511
      United Technologies Corp.                                                   2,900           277,066
                                                                                          ---------------
                                                                                                1,433,713
                                                                                          ---------------
   Air Freight & Logistics (1.2%)
      FedEx Corp.                                                                 2,700           181,656
      United Parcel Service, Inc., Class B                                        7,800           555,906
                                                                                          ---------------
                                                                                                  737,562
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Airlines (0.1%)
      Delta Air Lines, Inc. (a)                                                   5,400   $        56,700
                                                                                          ---------------
   Commercial Services & Supplies (1.7%)
      Apollo Group, Inc., Class A (a)                                               900            66,834
      Cendant Corp. (a)                                                          10,600           240,090
      Equifax, Inc.                                                               4,600           119,646
      H&R Block, Inc.                                                             6,300           364,959
      Pitney Bowes, Inc.                                                          6,000           243,480
                                                                                          ---------------
                                                                                                1,035,009
                                                                                          ---------------
   Electrical Equipment (0.3%)
      American Power Conversion Corp.                                             2,600            64,454
      Cooper Industries Ltd., Class A                                             1,200            67,560
      Thomas & Betts Corp.                                                        2,700            55,971
                                                                                          ---------------
                                                                                                  187,985
                                                                                          ---------------
   Industrial Conglomerates (5.0%)
      3M Co.                                                                      8,000           632,720
      General Electric Co.                                                       49,400         1,661,322
      Textron, Inc.                                                               3,100           165,168
      Tyco International Ltd.                                                    22,600           604,550
                                                                                          ---------------
                                                                                                3,063,760
                                                                                          ---------------
   Machinery (1.7%)
      Danaher Corp.                                                                 700            64,085
      Dover Corp.                                                                 3,000           123,960
      Illinois Tool Works, Inc.                                                   2,400           187,440
      Ingersoll-Rand Co., Ltd., Class A                                           5,300           352,609
      SPX Corp. (a)                                                               5,000           283,700
                                                                                          ---------------
                                                                                                1,011,794
                                                                                          ---------------
   Road & Rail (0.5%)
      Burlington Northern Santa Fe Corp.                                          2,400            77,112
      Union Pacific Corp.                                                         3,500           225,400
                                                                                          ---------------
                                                                                                  302,512
                                                                                          ---------------
Information Technology (16.8%)
   Communications Equipment (2.0%)
      Avaya, Inc. (a)                                                             4,800            83,424
      Cisco Systems, Inc. (a)                                                    34,600           887,144
      Motorola, Inc.                                                              6,700           111,086
      Scientific-Atlanta, Inc.                                                    4,600           155,664
                                                                                          ---------------
                                                                                                1,237,318
                                                                                          ---------------
   Computers & Peripherals (3.8%)
      Apple Computer, Inc. (a)                                                    2,900            65,424
      Dell, Inc. (a)                                                             15,000           502,050
      Hewlett-Packard Co.                                                        17,900           425,841
      International Business Machines Corp.                                       9,200           912,916
      Lexmark International, Inc. (a)                                             4,700           389,583
                                                                                          ---------------
                                                                                                2,295,814
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Electronic Equipment & Instruments (0.3%)
      PerkinElmer, Inc.                                                           3,500   $        72,275
      Sanmina-SCI Corp. (a)                                                       4,900            64,239
      Symbol Technologies, Inc.                                                   3,900            67,470
                                                                                          ---------------
                                                                                                  203,984
                                                                                          ---------------
   Information Technology Consulting & Services (1.0%)
      Automatic Data Processing, Inc.                                             1,600            68,400
      Convergys Corp. (a)                                                         7,100           118,712
      First Data Corp.                                                            4,300           168,388
      Fiserv, Inc. (a)                                                            1,600            59,776
      Paychex, Inc.                                                               2,300            86,204
      SunGard Data Systems, Inc. (a)                                              2,600            80,938
                                                                                          ---------------
                                                                                                  582,418
                                                                                          ---------------
   Internet Software & Services (0.2%)
      Yahoo!, Inc. (a)                                                            2,500           117,125
                                                                                          ---------------
   Office Electronics (0.1%)
      Xerox Corp. (a)                                                             5,100            74,664
                                                                                          ---------------
   Semiconductor Equipment & Products (4.4%)
      Advanced Micro Devices, Inc. (a)                                            4,000            59,440
      Altera Corp. (a)                                                            3,500            78,365
      Applied Materials, Inc. (a)                                                 5,900           128,384
      Intel Corp.                                                                47,700         1,459,620
      Linear Technology Corp.                                                     8,500           340,000
      Maxim Integrated Products, Inc.                                             3,000           153,450
      Teradyne, Inc. (a)                                                          2,800            75,320
      Texas Instruments, Inc.                                                    10,200           319,770
      Xilinx, Inc. (a)                                                            2,300            96,393
                                                                                          ---------------
                                                                                                2,710,742
                                                                                          ---------------
   Software (5.0%)
      Adobe Systems, Inc.                                                         6,400           246,144
      Intuit, Inc. (a)                                                            6,100           307,562
      Microsoft Corp.                                                            74,000         2,046,100
      Oracle Corp. (a)                                                           21,900           302,439
      VERITAS Software Corp. (a)                                                  4,700           154,442
                                                                                          ---------------
                                                                                                3,056,687
                                                                                          ---------------
Materials (3.1%)
   Chemicals (0.8%)
      Monsanto Co.                                                                9,300           284,487
      Sigma-Aldrich Corp.                                                         3,400           199,206
                                                                                          ---------------
                                                                                                  483,693
                                                                                          ---------------
   Construction Materials (0.1%)
      Vulcan Materials Co.                                                        1,300            62,010
                                                                                          ---------------
   Containers & Packaging (0.5%)
      Temple-Inland, Inc.                                                         5,100           301,155
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Metals & Mining (0.9%)
      Alcoa, Inc.                                                                 8,500   $       290,530
      Allegheny Technologies, Inc.                                                7,100            66,740
      Newmont Mining Corp.                                                        2,900           120,814
      United States Steel Corp.                                                   2,400            81,720
                                                                                          ---------------
                                                                                                  559,804
                                                                                          ---------------
   Paper & Forest Products (0.8%)
      Georgia-Pacific Corp.                                                       4,700           132,070
      Louisiana-Pacific Corp.                                                     3,300            70,191
      Weyerhaeuser Co.                                                            4,400           270,424
                                                                                          ---------------
                                                                                                  472,685
                                                                                          ---------------
Telecommunication Services (3.5%)
   Diversified Telecommunication Services (3.0%)
      BellSouth Corp.                                                            21,100           616,753
      CenturyTel, Inc.                                                            5,400           142,560
      SBC Communications, Inc.                                                   28,900           736,950
      Verizon Communications, Inc.                                                8,600           316,996
                                                                                          ---------------
                                                                                                1,813,259
                                                                                          ---------------
   Wireless Telecommunication Services (0.5%)
      Nextel Communications, Inc., Class A (a)                                   11,600           306,124
                                                                                          ---------------
Utilities (2.5%)
   Electric Utilities (2.1%)
      American Electric Power Co., Inc.                                           5,600           182,840
      Edison International                                                        2,800            61,600
      Entergy Corp.                                                               1,500            87,720
      Exelon Corp.                                                                6,600           442,068
      Pinnacle West Capital Corp.                                                 1,600            62,800
      Public Service Enterprise Group, Inc.                                       2,800           127,232
      Southern Co.                                                                4,600           137,080
      TECO Energy, Inc.                                                           5,000            71,350
      TXU Corp.                                                                   2,500            60,000
      Wisconsin Energy Corp.                                                      1,900            62,871
                                                                                          ---------------
                                                                                                1,295,561
                                                                                          ---------------
   Gas Utilities (0.3%)
      Sempra Energy                                                               6,400           199,296
                                                                                          ---------------
   Multi-Utilities & Unregulated Power (0.1%)
      Duke Energy Corp.                                                           3,200            69,536
                                                                                          ---------------
      Total Common Stocks
        (Cost of $55,569,404)                                                                  60,708,836
                                                                                          ---------------
Investment Management Company (0.6%)
      SPDR Trust Series 1
        (Cost of $363,892)                                                        3,200           363,136
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                               PAR             VALUE
                                                                          -------------   ---------------
Short-Term Obligation (0.5%)
      Repurchase agreement with State Street Bank &
        Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
        collateralized by a U.S. Treasury Note
        maturing 05/15/07, market value of $325,588
        (repurchase proceeds $315,024)
        (Cost of $315,000)                                                $     315,000   $       315,000
                                                                                          ---------------

      Total Investments (100.2%)
        (Cost of $56,248,296) (b)                                                              61,386,972

      Other Assets & Liabilities, Net (-0.2%)                                                    (111,634)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    61,275,338
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (99.6%)
Consumer Discretionary (8.3%)
   Auto Components (1.1%)
      Delphi Corp.                                                               40,200   $       425,316
                                                                                          ---------------
   Hotels, Restaurants & Leisure (1.5%)
      Harrah's Entertainment, Inc.                                                2,385           126,405
      Wendy's International, Inc.                                                10,900           433,057
                                                                                          ---------------
                                                                                                  559,462
                                                                                          ---------------
   Leisure Equipment & Products (0.8%)
      Mattel, Inc.                                                               15,300           289,323
                                                                                          ---------------
   Media (4.9%)
      Clear Channel Communications, Inc.                                          5,464           245,825
      Gannett Co., Inc.                                                           3,900           334,269
      McGraw-Hill Companies, Inc.                                                 6,700           502,634
      Time Warner, Inc. (a)                                                      28,600           502,502
      Viacom, Inc., Class A                                                       7,400           300,218
                                                                                          ---------------
                                                                                                1,885,448
                                                                                          ---------------
Consumer Staples (8.3%)
   Beverages (1.7%)
      PepsiCo, Inc.                                                              14,100           666,366
                                                                                          ---------------
   Food Products (1.9%)
      ConAgra Foods, Inc.                                                        13,600           352,784
      Kraft Foods, Inc., Class A                                                 11,100           357,531
                                                                                          ---------------
                                                                                                  710,315
                                                                                          ---------------
   Household Products (3.7%)
      Clorox Co.                                                                  9,700           474,136
      Kimberly-Clark Corp.                                                        6,700           395,702
      Procter & Gamble Co.                                                        5,300           535,724
                                                                                          ---------------
                                                                                                1,405,562
                                                                                          ---------------
   Tobacco (1.0%)
      Altria Group, Inc.                                                          6,945           386,073
                                                                                          ---------------
Energy (14.2%)
   Energy Equipment & Services (3.6%)
      Baker Hughes, Inc.                                                         14,400           505,152
      Halliburton Co.                                                            28,600           862,290
                                                                                          ---------------
                                                                                                1,367,442
                                                                                          ---------------
   Oil & Gas (10.6%)
      BP PLC, ADR                                                                18,700           890,120
      ConocoPhillips                                                             13,900           915,732
      Exxon Mobil Corp.                                                          30,800         1,256,332
      Marathon Oil Corp.                                                         17,600           571,648
      Royal Dutch Petroleum Co., N.Y. Registered Shares                           8,500           402,900
                                                                                          ---------------
                                                                                                4,036,732
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Financials (31.3%)
   Banks (10.7%)
      Bank of America Corp.                                                       7,200   $       586,512
      Bank of New York Co., Inc.                                                 19,900           631,825
      Bank One Corp.                                                             12,526           633,941
      Fifth Third Bancorp                                                         4,000           231,160
      National City Corp.                                                         6,875           237,325
      U.S. Bancorp                                                               32,100           907,467
      Wells Fargo & Co.                                                          15,200           872,632
                                                                                          ---------------
                                                                                                4,100,862
                                                                                          ---------------
   Diversified Financials (12.5%)
      American Express Co.                                                        8,500           440,640
      Citigroup, Inc.                                                            36,421         1,802,111
      Countrywide Financial Corp.                                                 2,766           231,099
      Freddie Mac                                                                 6,480           404,482
      Goldman Sachs Group, Inc.                                                   2,004           199,498
      J.P. Morgan Chase & Co.                                                    15,238           592,606
      Merrill Lynch & Co., Inc.                                                   6,498           382,017
      Morgan Stanley                                                              6,568           382,323
      State Street Corp.                                                          6,000           323,100
                                                                                          ---------------
                                                                                                4,757,876
                                                                                          ---------------
   Insurance (6.6%)
      Aflac, Inc.                                                                 4,000           147,520
      Ambac Financial Group, Inc.                                                 2,500           186,925
      American International Group, Inc.                                         11,100           770,895
      Berkshire Hathaway, Inc., Class B (a)                                          80           238,480
      Lincoln National Corp.                                                      6,941           306,445
      Travelers Property Casualty Corp., Class B                                 25,800           466,980
      Willis Group Holdings Ltd.                                                 10,766           398,342
                                                                                          ---------------
                                                                                                2,515,587
                                                                                          ---------------
   Real Estate (1.5%)
      Archstone-Smith Trust, REIT                                                 6,800           186,524
      Kimco Realty Corp., REIT                                                    4,163           192,039
      Vornado Realty Trust, REIT                                                  3,397           190,062
                                                                                          ---------------
                                                                                                  568,625
                                                                                          ---------------
Health Care (5.5%)
   Health Care Providers & Services (2.5%)
      Aetna, Inc.                                                                10,900           763,000
      McKesson Corp.                                                              6,346           186,446
                                                                                          ---------------
                                                                                                  949,446
                                                                                          ---------------
   Pharmaceuticals (3.0%)
      Bristol-Myers Squibb Co.                                                    6,694           187,767
      Johnson & Johnson                                                           4,200           224,364
      Merck & Co., Inc.                                                           4,209           200,348
      Pfizer, Inc.                                                               14,600           534,798
                                                                                          ---------------
                                                                                                1,147,277
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Industrials (10.9%)
   Aerospace & Defense (3.0%)
      General Dynamics Corp.                                                      4,100   $       374,863
      Raytheon Co.                                                               10,400           317,304
      United Technologies Corp.                                                   4,700           449,038
                                                                                          ---------------
                                                                                                1,141,205
                                                                                          ---------------
   Commercial Services & Supplies (2.9%)
      Avery Dennison Corp.                                                        6,200           385,392
      Waste Management, Inc.                                                     26,400           732,864
                                                                                          ---------------
                                                                                                1,118,256
                                                                                          ---------------
   Industrial Conglomerates (3.1%)
      Honeywell International, Inc.                                              15,200           549,024
      Textron, Inc.                                                              11,500           612,720
                                                                                          ---------------
                                                                                                1,161,744
                                                                                          ---------------
   Machinery (1.9%)
      Deere & Co.                                                                 5,928           371,093
      Dover Corp.                                                                 8,900           367,748
                                                                                          ---------------
                                                                                                  738,841
                                                                                          ---------------
Information Technology (6.6%)
   Communications Equipment (1.5%)
      Nokia Corp., ADR                                                           27,000           557,820
                                                                                          ---------------
   Computers & Peripherals (2.2%)
      Hewlett-Packard Co.                                                        15,233           362,393
      International Business Machines Corp.                                       4,700           466,381
                                                                                          ---------------
                                                                                                  828,774
                                                                                          ---------------
   Information Technology Consulting & Services (1.0%)
      Accenture Ltd., Class A (a)                                                16,737           396,165
                                                                                          ---------------
   Office Electronics (1.5%)
      Xerox Corp. (a)                                                            39,700           581,208
                                                                                          ---------------
   Software (0.4%)
      Microsoft Corp.                                                             6,200           171,430
                                                                                          ---------------
Materials (3.4%)
   Chemicals (1.4%)
      Air Products & Chemicals, Inc.                                             10,914           544,718
                                                                                          ---------------
   Paper & Forest Products (2.0%)
      MeadWestvaco Corp.                                                         16,400           442,308
      Weyerhaeuser Co.                                                            5,111           314,122
                                                                                          ---------------
                                                                                                  756,430
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Telecommunication Services (5.4%)
   Diversified Telecommunication Services (5.4%)
      BellSouth Corp.                                                            23,600   $       689,828
      CenturyTel, Inc.                                                            4,700           124,080
      SBC Communications, Inc.                                                   24,800           632,400
      Verizon Communications, Inc.                                               16,900           622,934
                                                                                          ---------------
                                                                                                2,069,242
                                                                                          ---------------
Utilities (5.7%)
   Electric Utilities (5.7%)
      American Electric Power Co., Inc.                                          13,400           437,510
      Consolidated Edison, Inc.                                                  15,400           674,982
      Entergy Corp.                                                               5,128           299,885
      Southern Co.                                                                9,570           285,186
      TXU Corp.                                                                  20,100           482,400
                                                                                          ---------------
                                                                                                2,179,963
                                                                                          ---------------
      Total Common Stocks
        (Cost of $35,085,687)                                                                  38,017,508
                                                                                          ---------------
Investment Management Company (0.9%)
      iShares Russell 1000 Value Index
          (Cost of $328,562)                                                      6,112           362,870
                                                                                          ---------------

                                                                               PAR
                                                                          -------------
Short-Term Obligation (0.5%)
      Repurchase agreement with State Street Bank &
          Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
          collateralized by a U.S. Treasury Bond
          maturing 08/15/14, market value of $190,000
          (repurchase proceeds $184,014)
          (Cost of $184,000)                                              $     184,000           184,000
                                                                                          ---------------
      Total Investments (101.0%)
          (Cost of $35,598,249) (b)                                                            38,564,378

      Other Assets & Liabilities, Net (-1.0%)                                                    (381,246)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    38,183,132
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

        ACRONYM                        NAME
   --------------------    -----------------------------
          ADR               American Depositary Receipt
          REIT              Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG LARGE CAP GROWTH FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (99.5%)
Consumer Discretionary (18.2%)
   Hotels, Restaurants & Leisure (0.6%)
      Yum! Brands, Inc. (a)                                                       6,900   $       233,979
                                                                                          ---------------
   Household Durables (0.3%)
      Matsushita Electric Industrial Co., Ltd., ADR                               7,200           108,000
                                                                                          ---------------
   Internet & Catalog Retail (1.1%)
      eBay, Inc. (a)                                                              6,600           442,398
                                                                                          ---------------
   Media (5.6%)
      Clear Channel Communications, Inc.                                          8,300           373,417
      Omnicom Group, Inc.                                                         4,000           329,600
      Viacom, Inc., Class B                                                      23,600           951,080
      Walt Disney Co.                                                            18,000           432,000
      XM Satellite Radio Holdings, Inc., Class A (a)                              6,700           158,120
                                                                                          ---------------
                                                                                                2,244,217
                                                                                          ---------------
   Multi-Line Retail (3.8%)
      Costco Wholesale Corp. (a)                                                 13,900           515,412
      Wal-Mart Stores, Inc.                                                      18,500           996,225
                                                                                          ---------------
                                                                                                1,511,637
                                                                                          ---------------
   Specialty Retail (6.0%)
      Bed Bath & Beyond, Inc. (a)                                                 8,900           361,429
      Best Buy Co., Inc.                                                          8,300           418,237
      Chico's FAS, Inc. (a)                                                       8,100           298,404
      Home Depot, Inc.                                                           10,500           372,435
      Lowe's Companies, Inc.                                                     17,800           953,190
                                                                                          ---------------
                                                                                                2,403,695
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (0.8%)
      Coach, Inc. (a)                                                             8,800           311,784
                                                                                          ---------------
Consumer Staples (5.4%)
   Beverages (1.0%)
      PepsiCo, Inc.                                                               8,500           401,710
                                                                                          ---------------
   Food & Drug Retailing (0.7%)
      Sysco Corp.                                                                 7,600           288,268
                                                                                          ---------------
   Food Products (0.8%)
      Bunge Ltd.                                                                  9,000           307,800
                                                                                          ---------------
   Household Products (1.2%)
      Procter & Gamble Co.                                                        4,800           485,184
                                                                                          ---------------
   Personal Products (0.7%)
      Alberto-Culver Co., Class B                                                 4,700           294,596
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Tobacco (1.0%)
      Altria Group, Inc.                                                          7,200   $       400,248
                                                                                          ---------------
Energy (1.2%)
   Energy Equipment & Services (1.2%)
      Noble Corp. (a)                                                             4,000           148,400
      Schlumberger Ltd.                                                           5,200           318,136
                                                                                          ---------------
                                                                                                  466,536
                                                                                          ---------------
Financials (5.2%)
   Banks (1.3%)
      Charter One Financial, Inc.                                                 8,400           304,164
      Wells Fargo & Co.                                                           3,500           200,935
                                                                                          ---------------
                                                                                                  505,099
                                                                                          ---------------
   Diversified Financials (3.9%)
      American Express Co.                                                        3,900           202,176
      Citigroup, Inc.                                                            13,500           667,980
      MBNA Corp.                                                                 14,000           377,440
      Merrill Lynch & Co., Inc.                                                   5,500           323,345
                                                                                          ---------------
                                                                                                1,570,941
                                                                                          ---------------
Health Care (20.1%)
   Biotechnology (4.0%)
      Amgen, Inc. (a)                                                            17,200         1,109,228
      Gilead Sciences, Inc. (a)                                                   9,200           504,804
                                                                                          ---------------
                                                                                                1,614,032
                                                                                          ---------------
   Health Care Equipment & Supplies (6.9%)
      Alcon, Inc.                                                                 7,200           460,872
      Boston Scientific Corp. (a)                                                16,200           660,798
      St. Jude Medical, Inc. (a)                                                 10,500           754,425
      Varian Medical Systems, Inc. (a)                                            5,200           431,288
      Zimmer Holdings, Inc. (a)                                                   5,700           436,050
                                                                                          ---------------
                                                                                                2,743,433
                                                                                          ---------------
   Health Care Providers & Services (1.7%)
      Caremark Rx, Inc. (a)                                                      24,800           663,400
                                                                                          ---------------
   Pharmaceuticals (7.5%)
      Pfizer, Inc.                                                               57,200         2,095,236
      Teva Pharmaceutical Industries Ltd., ADR                                   14,700           920,073
                                                                                          ---------------
                                                                                                3,015,309
                                                                                          ---------------
Industrials (14.2%)
   Aerospace & Defense (1.0%)
      United Technologies Corp.                                                   4,200           401,268
                                                                                          ---------------
   Commercial Services & Supplies (2.5%)
      Cendant Corp. (a)                                                          26,200           593,430

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Commercial Services & Supplies (continued)
      Paychex, Inc.                                                              10,400   $       389,792
                                                                                          ---------------
                                                                                                  983,222
                                                                                          ---------------
   Industrial Conglomerates (9.7%)
      3M Co.                                                                      8,100           640,629
      General Electric Co.                                                       77,400         2,602,962
      Tyco International Ltd.                                                    23,250           621,937
                                                                                          ---------------
                                                                                                3,865,528
                                                                                          ---------------
   Machinery (1.0%)
      ITT Industries, Inc.                                                        5,600           417,424
                                                                                          ---------------
Information Technology (31.5%)
   Communications Equipment (5.2%)
      Avaya, Inc. (a)                                                             6,500           112,970
      Cisco Systems, Inc. (a)                                                    59,900         1,535,836
      QUALCOMM, Inc.                                                              7,500           438,150
                                                                                          ---------------
                                                                                                2,086,956
                                                                                          ---------------
   Computers & Peripherals (3.1%)
      Dell, Inc. (a)                                                             27,400           917,078
      EMC Corp. (a)                                                              17,000           238,680
      Nvidia Corp. (a)                                                            3,300            73,425
                                                                                          ---------------
                                                                                                1,229,183
                                                                                          ---------------
   Electronic Equipment & Instruments (2.1%)
      Agilent Technologies, Inc. (a)                                              9,700           357,542
      Broadcom Corp., Class A (a)                                                 5,300           215,127
      Flextronics International Ltd. (a)                                         13,200           250,800
                                                                                          ---------------
                                                                                                  823,469
                                                                                          ---------------
   Internet Software & Services (0.5%)
      Yahoo!, Inc. (a)                                                            4,200           196,770
                                                                                          ---------------
   Information Technology Consulting & Services (0.6%)
      Cognizant Technology Solutions Corp. (a)                                    4,400           237,732
                                                                                          ---------------
   Semiconductor Equipment & Products (10.7%)
      Advanced Micro Devices, Inc. (a)                                            3,500            52,010
      Analog Devices, Inc. (a)                                                    2,900           138,765
      ASML Holding NV, N.Y. Registered Shares (a)                                14,000           269,640
      Intel Corp.                                                                55,400         1,695,240
      Linear Technology Corp.                                                     4,700           188,000
      Marvell Technology Group Ltd. (a)                                           5,200           216,320
      Maxim Integrated Products, Inc.                                             1,900            97,185
      Microchip Technology, Inc.                                                  7,000           201,600
      QLogic Corp. (a)                                                            4,500           202,320
      Samsung Electronics Co., Ltd., GDR                                          1,829           405,581
      Silicon Laboratories, Inc. (a)                                              2,100           107,667
      Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)                      17,000           190,060
      Texas Instruments, Inc.                                                    10,700           335,445
      Xilinx, Inc. (a)                                                            4,600           192,786
                                                                                          ---------------
                                                                                                4,292,619
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Software (9.3%)
      Amdocs Ltd. (a)                                                             7,600   $       215,612
      Electronic Arts, Inc. (a)                                                   8,000           374,880
      Mercury Interactive Corp. (a)                                               1,900            89,186
      Microsoft Corp.                                                            59,700         1,650,705
      Oracle Corp. (a)                                                           28,400           392,204
      SAP AG, ADR                                                                13,400           555,564
      Symantec Corp. (a)                                                          5,700           221,160
      VERITAS Software Corp. (a)                                                  6,700           220,162
                                                                                          ---------------
                                                                                                3,719,473
                                                                                          ---------------
Materials (2.9%)
   Chemicals (1.5%)
      Praxair, Inc.                                                              16,300           577,183
                                                                                          ---------------
   Metals & Mining (1.4%)
      Alcoa, Inc.                                                                16,600           567,388
                                                                                          ---------------
Telecommunication Services (0.8%)
   Wireless Telecommunication Services (0.8%)
      American Tower Corp., Class A (a)                                           6,400            70,336
      Crown Castle International Corp. (a)                                        6,900            85,560
      Mobile Telesystems, ADR                                                       900            87,138
      Vimpel Communications, ADR (a)                                              1,000            75,390
                                                                                          ---------------
                                                                                                  318,424
                                                                                          ---------------
      Total Common Stocks
        (Cost of $37,310,956)                                                                  39,728,905
                                                                                          ---------------

                                                                              PAR
                                                                          -------------
Short-Term Obligation (3.2%)
      Repurchase agreement with State Street Bank &
        Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
        collateralized by U.S. Treasury Notes with
        various maturities to 10/15/08, market value of $1,297,150
        (repurchase proceeds $1,268,098)
        (Cost of $1,268,000)                                              $   1,268,000         1,268,000
                                                                                          ---------------

      Total Investments (102.7%)
        (Cost of $38,578,956) (b)                                                              40,996,905

      Other Assets & Liabilities, Net (-2.7%)                                                  (1,057,559)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    39,939,346
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

        ACRONYM                        NAME
   --------------------    -----------------------------
         ADR                American Depositary Receipt
         GDR                 Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                             CMG MID CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (96.8%)
Consumer Discretionary (17.5%)
   Auto Components (3.9%)
      Gentex Corp.                                                                2,000   $        87,460
      Johnson Controls, Inc.                                                      2,800           164,780
      Lear Corp.                                                                  3,200           210,112
      Superior Industries International                                           3,200           132,416
                                                                                          ---------------
                                                                                                  594,768
                                                                                          ---------------
   Hotels, Restaurants & Leisure (3.5%)
      Brinker International, Inc. (a)                                             6,100           215,635
      Darden Restaurants, Inc.                                                    2,600            52,000
      Harrah's Entertainment, Inc.                                                3,200           169,600
      Six Flags, Inc. (a)                                                        13,400            97,016
                                                                                          ---------------
                                                                                                  534,251
                                                                                          ---------------
   Household Durables (0.7%)
      Newell Rubbermaid, Inc.                                                     4,500           109,935
                                                                                          ---------------
   Leisure Equipment & Products (0.7%)
      Mattel, Inc.                                                                5,750           108,732
                                                                                          ---------------
   Media (2.7%)
      Knight-Ridder, Inc.                                                         2,300           176,916
      Mediacom Communications Corp. (a)                                           7,200            64,368
      New York Times Co., Class A                                                 3,600           174,960
                                                                                          ---------------
                                                                                                  416,244
                                                                                          ---------------
   Multi-Line Retail (2.2%)
      Federated Department Stores, Inc.                                           7,100           337,108
                                                                                          ---------------
   Specialty Retail (3.4%)
      Borders Group, Inc.                                                         6,600           145,002
      Ross Stores, Inc.                                                           5,300           148,135
      TJX Companies, Inc.                                                        10,400           239,096
                                                                                          ---------------
                                                                                                  532,233
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (0.4%)
      Wolverine World Wide, Inc.                                                  3,200            66,624
                                                                                          ---------------
Consumer Staples (4.6%)
   Beverages (1.0%)
      Pepsi Bottling Group, Inc.                                                  5,800           153,758
                                                                                          ---------------
   Food Products (3.1%)
      Dean Foods Co. (a)                                                         11,600           371,200
      Hormel Foods Corp.                                                          3,600            97,092
                                                                                          ---------------
                                                                                                  468,292
                                                                                          ---------------
   Personal Products (0.5%)
      Avon Products, Inc.                                                         1,300            82,316
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Energy (6.9%)
   Energy Equipment & Services (2.6%)
      BJ Services Co. (a)                                                         2,850   $       111,549
      Noble Corp. (a)                                                             3,250           120,575
      Transocean, Inc. (a)                                                        4,400           118,536
      Weatherford International Ltd. (a)                                          1,350            54,432
                                                                                          ---------------
                                                                                                  405,092
                                                                                          ---------------
   Oil & Gas (4.3%)
      Amerada Hess Corp.                                                          3,500           197,365
      Occidental Petroleum Corp.                                                  2,150            94,708
      XTO Energy, Inc.                                                           13,800           361,974
                                                                                          ---------------
                                                                                                  654,047
                                                                                          ---------------
Financials (22.3%)
   Banks (12.1%)
      Banknorth Group, Inc.                                                       5,800           186,760
      Charter One Financial, Inc.                                                 5,200           188,292
      City National Corp.                                                         3,050           184,586
      Cullen/Frost Bankers, Inc.                                                  2,750           111,183
      Golden West Financial Corp.                                                 3,600           373,428
      Greenpoint Financial Corp.                                                  5,200           205,816
      North Fork Bancorporation, Inc.                                             5,300           223,395
      Sovereign Bancorp, Inc.                                                    10,200           230,622
      Webster Financial Corp.                                                     3,350           168,672
                                                                                          ---------------
                                                                                                1,872,754
                                                                                          ---------------
   Diversified Financials (2.8%)
      Bear Stearns Companies, Inc.                                                1,600           131,760
      Janus Capital Group, Inc.                                                  14,400           241,632
      Lehman Brothers Holdings, Inc.                                                750            61,575
                                                                                          ---------------
                                                                                                  434,967
                                                                                          ---------------
   Insurance (7.4%)
      Ambac Financial Group, Inc.                                                 3,150           235,526
      Cincinnati Financial Corp.                                                  2,150            93,138
      Loews Corp.                                                                 2,300           123,418
      Nationwide Financial Services, Class A                                      3,150           112,928
      Old Republic International Corp.                                            2,000            51,740
      PMI Group, Inc.                                                             5,200           200,824
      Radian Group, Inc.                                                          3,900           181,584
      St. Paul Companies, Inc.                                                    3,200           134,816
                                                                                          ---------------
                                                                                                1,133,974
                                                                                          ---------------
Health Care (4.5%)
   Health Care Equipment & Supplies (1.5%)
      Biomet, Inc.                                                                3,600           139,176
      Millipore Corp. (a)                                                         1,800            93,510
                                                                                          ---------------
                                                                                                  232,686
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Health Care Providers & Services (3.0%)
      Anthem, Inc. (a)                                                              250   $        20,445
      First Health Group Corp. (a)                                                5,500           109,010
      HCA, Inc.                                                                   3,500           157,150
      WellPoint Health Networks, Inc. (a)                                         1,650           173,250
                                                                                          ---------------
                                                                                                  459,855
                                                                                          ---------------
Industrials (13.0%)
   Aerospace & Defense (0.9%)
      Alliant Techsystems, Inc. (a)                                               1,950           109,200
      Northrop Grumman Corp.                                                        350            33,848
                                                                                          ---------------
                                                                                                  143,048
                                                                                          ---------------
   Air Freight & Logistics (0.5%)
      CNF, Inc.                                                                   2,550            81,447
                                                                                          ---------------
   Airlines (0.7%)
      AMR Corp. (a)                                                               6,300           103,320
                                                                                          ---------------
   Commercial Services & Supplies (3.9%)
      Brink's Co.                                                                 8,600           203,906
      Cendant Corp. (a)                                                           7,200           163,080
      DST Systems, Inc. (a)                                                       1,750            74,918
      Manpower, Inc.                                                              3,500           162,330
                                                                                          ---------------
                                                                                                  604,234
                                                                                          ---------------
   Electrical Equipment (0.6%)
      Ametek, Inc.                                                                1,900            97,850
                                                                                          ---------------
   Industrial Conglomerates (1.4%)
      Carlisle Companies, Inc.                                                    3,600           209,376
                                                                                          ---------------
   Machinery (5.0%)
      AGCO Corp. (a)                                                              2,900            58,464
      Dover Corp.                                                                 3,050           126,026
      Ingersoll-Rand Co., Ltd., Class A                                           2,400           159,672
      Mueller Industries, Inc. (a)                                                2,000            61,640
      Navistar International Corp. (a)                                            5,700           271,035
      Parker Hannifin Corp.                                                       1,750            96,232
                                                                                          ---------------
                                                                                                  773,069
                                                                                          ---------------
Information Technology (8.8%)
   Communications Equipment (1.6%)
      Andrew Corp. (a)                                                           14,100           241,674
                                                                                          ---------------
   Electronic Equipment & Instruments (4.8%)
      Amphenol Corp., Class A (a)                                                 3,700           244,459
      Arrow Electronics, Inc. (a)                                                 5,200           139,152
      AVX Corp.                                                                   6,000           104,460

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Electronic Equipment & Instruments (continued)
      Littelfuse, Inc. (a)                                                          700   $        20,300
      Varian, Inc. (a)                                                            3,200           128,000
      Vishay Intertechnology, Inc. (a)                                            4,500           104,580
                                                                                          ---------------
                                                                                                  740,951
                                                                                          ---------------
   Information Technology Consulting & Services (1.1%)
      Affiliated Computer Services, Inc., Class A (a)                             3,200           177,440
                                                                                          ---------------
   Office Electronics (0.3%)
      Zebra Technologies Corp., Class A (a)                                         650            41,990
                                                                                          ---------------
   Software (1.0%)
      Reynolds & Reynolds Co., Class A                                            5,800           154,338
                                                                                          ---------------
Materials (11.9%)
   Chemicals (7.6%)
      Air Products & Chemicals, Inc.                                              3,600           179,676
      Eastman Chemical Co.                                                        3,600           143,604
      Engelhard Corp.                                                             4,300           121,991
      International Flavors & Fragrances, Inc.                                    6,600           241,956
      Lubrizol Corp.                                                              3,700           117,475
      PPG Industries, Inc.                                                        2,750           160,132
      Praxair, Inc.                                                               5,700           201,837
                                                                                          ---------------
                                                                                                1,166,671
                                                                                          ---------------
   Containers & Packaging (1.6%)
      Crown Holdings, Inc. (a)                                                    9,400            78,772
      Packaging Corp. of America                                                  4,200            90,888
      Pactiv Corp. (a)                                                            3,600            78,084
                                                                                          ---------------
                                                                                                  247,744
                                                                                          ---------------
   Paper & Forest Products (2.7%)
      Boise Cascade Corp.                                                         3,350           108,708
      Georgia-Pacific Corp.                                                       5,600           157,360
      MeadWestvaco Corp.                                                          5,500           148,335
                                                                                          ---------------
                                                                                                  414,403
                                                                                          ---------------
Telecommunication Services (1.5%)
   Wireless Telecommunication Services (1.5%)
      Telephone & Data Systems, Inc.                                              3,600           238,608
                                                                                          ---------------
Utilities (5.8%)
   Electric Utilities (5.8%)
      Allete, Inc.                                                                3,500           114,625
      Energy East Corp.                                                           5,100           119,850
      Entergy Corp.                                                               2,850           166,668
      Exelon Corp.                                                                2,600           174,148
      PPL Corp.                                                                   2,750           125,730

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Electric Utilities (continued)
      Progress Energy, Inc.                                                       4,200   $       188,076
                                                                                          ---------------
                                                                                                  889,097
                                                                                          ---------------
      Total Common Stocks
        (Cost of $13,373,766)                                                                  14,922,896
                                                                                          ---------------

                                                                              PAR
                                                                          -------------
Short-Term Obligation (3.3%)
      Repurchase agreement with State Street Bank &
        Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
        collateralized by a U.S. Treasury Bond
        maturing 08/15/13, market value of $523,467
        (repurchase proceeds $511,040)
        (Cost of $511,000)                                                $     511,000           511,000
                                                                                          ---------------

      Total Investments (100.1%)
        (Cost of $13,884,766) (b)                                                              15,433,896

      Other Assets & Liabilities, Net (-0.1%)                                                     (11,190)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    15,422,706
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

                            CMG MID CAP GROWTH FUND A
                           Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (96.1%)
Consumer Discretionary (17.7%)
   Auto Components (3.4%)
      Autoliv, Inc.                                                               5,420   $       224,117
      Dana Corp.                                                                  5,500           114,400
      Gentex Corp.                                                                3,235           141,467
                                                                                          ---------------
                                                                                                  479,984
                                                                                          ---------------
   Hotels, Restaurants & Leisure (2.1%)
      Harrah's Entertainment, Inc.                                                  700            37,100
      Hilton Hotels Corp.                                                         6,600           105,600
      MGM MIRAGE (a)                                                              1,970            79,608
      Outback Steakhouse, Inc.                                                    1,750            77,595
                                                                                          ---------------
                                                                                                  299,903
                                                                                          ---------------
   Household Durables (1.8%)
      Garmin Ltd.                                                                 4,630           246,038
                                                                                          ---------------
   Internet & Catalog Retail (1.1%)
      InterActiveCorp (a)                                                         4,745           153,738
                                                                                          ---------------
   Leisure Equipment & Products (0.6%)
      Brunswick Corp.                                                             2,520            87,822
                                                                                          ---------------
   Media (2.7%)
      Cox Radio, Inc., Class A (a)                                                4,615           107,391
      Univision Communications, Inc., Class A (a)                                 7,470           264,214
                                                                                          ---------------
                                                                                                  371,605
                                                                                          ---------------
   Multi-Line Retail (0.9%)
      Dollar Tree Stores, Inc. (a)                                                3,940           126,119
                                                                                          ---------------
   Specialty Retail (5.1%)
      Bed Bath & Beyond, Inc. (a)                                                 4,055           164,674
      CDW Corp.                                                                   3,015           204,839
      Rent-A-Center, Inc. (a)                                                     2,200            68,574
      Staples, Inc. (a)                                                           3,920           104,311
      Williams-Sonoma, Inc. (a)                                                   5,455           175,160
                                                                                          ---------------
                                                                                                  717,558
                                                                                          ---------------
Consumer Staples (0.5%)
   Food Products (0.5%)
      Dean Foods Co. (a)                                                          2,150            68,800
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Energy (5.9%)
   Energy Equipment & Services (2.7%)
      BJ Services Co. (a)                                                         2,195   $        85,912
      Nabors Industries Ltd. (a)                                                  1,110            48,840
      National-Oilwell, Inc. (a)                                                  5,350           137,548
      Patterson-UTI Energy, Inc. (a)                                              3,245           112,212
                                                                                          ---------------
                                                                                                  384,512
                                                                                          ---------------
   Oil & Gas (3.2%)
      Apache Corp.                                                                4,150           159,692
      Murphy Oil Corp.                                                            2,200           133,232
      Pioneer Natural Resources Co. (a)                                           1,000            31,920
      XTO Energy, Inc.                                                            4,705           123,412
                                                                                          ---------------
                                                                                                  448,256
                                                                                          ---------------
Financials (1.5%)
   Insurance (1.5%)
      Ambac Financial Group, Inc.                                                 1,975           147,671
      Stancorp Financial Group, Inc.                                              1,055            68,575
                                                                                          ---------------
                                                                                                  216,246
                                                                                          ---------------
Health Care (17.9%)
   Biotechnology (2.1%)
      Amylin Pharmaceuticals, Inc. (a)                                            4,030            77,860
      Gilead Sciences, Inc. (a)                                                   1,075            58,985
      ICOS Corp. (a)                                                              3,550           154,993
                                                                                          ---------------
                                                                                                  291,838
                                                                                          ---------------
   Health Care Equipment & Supplies (2.8%)
      Boston Scientific Corp. (a)                                                 4,000           163,160
      Varian Medical Systems, Inc. (a)                                            2,000           165,880
      Zimmer Holdings, Inc. (a)                                                     900            68,850
                                                                                          ---------------
                                                                                                  397,890
                                                                                          ---------------
   Health Care Providers & Services (7.8%)
      Anthem, Inc. (a)                                                            1,540           125,941
      Caremark Rx, Inc. (a)                                                       8,390           224,432
      Community Health Systems, Inc. (a)                                          4,045           114,312
      DaVita, Inc. (a)                                                            3,915           157,070
      Health Management Associates, Inc., Class A                                 2,550            62,500
      Manor Care, Inc.                                                            4,360           155,652
      UnitedHealth Group, Inc.                                                    2,460           149,765
      WellPoint Health Networks, Inc. (a)                                         1,015           106,575
                                                                                          ---------------
                                                                                                1,096,247
                                                                                          ---------------
   Pharmaceuticals (5.2%)
      Barr Laboratories, Inc. (a)                                                 2,450           184,460
      Endo Pharmaceuticals Holdings, Inc. (a)                                     4,500            97,335
      IVAX Corp. (a)                                                              5,800           145,000
      Medicis Pharmaceutical Corp., Class A                                       5,000           181,800
      Teva Pharmaceutical Industries Ltd., ADR                                    1,845           115,479
                                                                                          ---------------
                                                                                                  724,074
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Industrials (12.7%)
   Aerospace & Defense (0.9%)
      Raytheon Co.                                                                4,205   $       128,295
                                                                                          ---------------
   Commercial Services & Supplies (9.7%)
      Allied Waste Industries, Inc. (a)                                          12,230           166,939
      CheckFree Corp. (a)                                                         3,970           124,618
      ChoicePoint, Inc. (a)                                                       4,195           161,507
      Corporate Executive Board Co. (a)                                           3,245           154,949
      DST Systems, Inc. (a)                                                       2,180            93,326
      Education Management Corp. (a)                                              6,560           220,219
      Manpower, Inc.                                                              3,300           153,054
      Monster Worldwide, Inc. (a)                                                 7,570           185,314
      Robert Half International, Inc. (a)                                         4,170            97,953
                                                                                          ---------------
                                                                                                1,357,879
                                                                                          ---------------
   Electrical Equipment (1.3%)
      American Power Conversion Corp.                                             7,185           178,116
                                                                                          ---------------
   Trading Companies & Distributors (0.8%)
      Fastenal Co.                                                                2,345           112,748
                                                                                          ---------------
Information Technology (38.6%)
   Communications Equipment (6.1%)
      3Com Corp. (a)                                                             14,865           114,460
      Avaya, Inc. (a)                                                             9,400           163,372
      Comverse Technology, Inc. (a)                                               7,450           131,120
      Foundry Networks, Inc. (a)                                                  3,000            71,490
      Polycom, Inc. (a)                                                           8,900           210,663
      UTStarcom, Inc. (a)                                                         4,770           159,700
                                                                                          ---------------
                                                                                                  850,805
                                                                                          ---------------
   Computers & Peripherals (1.2%)
      Lexmark International, Inc. (a)                                             1,990           164,951
                                                                                          ---------------
   Electronic Equipment & Instruments (8.1%)
      Agilent Technologies, Inc. (a)                                              6,590           242,907
      Amphenol Corp., Class A (a)                                                 5,215           344,555
      AU Optronics Corp., ADR                                                     5,345            80,709
      Flextronics International Ltd. (a)                                          6,000           114,000
      Sanmina-SCI Corp. (a)                                                       7,320            95,965
      Symbol Technologies, Inc.                                                   4,395            76,034
      Vishay Intertechnology, Inc. (a)                                            7,590           176,392
                                                                                          ---------------
                                                                                                1,130,562
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Semiconductor Equipment & Products (11.4%)
      Altera Corp. (a)                                                            3,485   $        78,029
      Amkor Technology, Inc. (a)                                                  9,310           162,087
      ASML Holding NV, N.Y. Registered Shares (a)                                 7,490           144,257
      Fairchild Semiconductor International, Inc. (a)                             6,770           165,865
      Marvell Technology Group Ltd. (a)                                           1,795            74,672
      Microchip Technology, Inc.                                                  8,625           248,400
      National Semiconductor Corp. (a)                                            2,755           105,930
      PMC-Sierra, Inc. (a)                                                        3,100            67,921
      QLogic Corp. (a)                                                            2,050            92,168
      Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)                      16,114           180,155
      Teradyne, Inc. (a)                                                          6,530           175,657
      United Microelectronics Corp., ADR (a)                                     18,860           102,033
                                                                                          ---------------
                                                                                                1,597,174
                                                                                          ---------------
   Software (11.8%)
      Adobe Systems, Inc.                                                         2,140            82,304
      Amdocs Ltd. (a)                                                             8,360           237,173
      BEA Systems, Inc. (a)                                                       7,820            98,767
      BMC Software, Inc. (a)                                                      7,025           139,798
      Fair Isaac Corp.                                                            3,750           222,638
      Intuit, Inc. (a)                                                            2,160           108,907
      Mercury Interactive Corp. (a)                                               3,015           141,524
      Novell, Inc. (a)                                                           10,520           133,604
      PeopleSoft, Inc. (a)                                                        5,220           112,491
      Siebel Systems, Inc. (a)                                                    8,130           108,373
      Symantec Corp. (a)                                                          2,820           109,416
      VERITAS Software Corp. (a)                                                  5,095           167,422
                                                                                          ---------------
                                                                                                1,662,417
                                                                                          ---------------
Materials (0.5%)
   Chemicals (0.5%)
      Potash Corp. of Saskatchewan, Inc.                                            800            65,792
                                                                                          ---------------
Telecommunication Services (0.8%)
   Wireless Telecommunication Services (0.8%)
      Nextel Partners, Inc., Class A (a)                                          8,550           110,552
                                                                                          ---------------
      Total Common Stocks
        (Cost of $12,243,163)                                                                  13,469,921
                                                                                          ---------------
Investment Management Company (1.0%)
      iShares MSCI Japan Index Fund
        (Cost of $133,909)                                                       14,430           139,971
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                               PAR             VALUE
                                                                          -------------   ---------------
Short-Term Obligation (6.8%)
      Repurchase agreement with State Street Bank &
        Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
        collateralized by a U.S. Treasury Note
        maturing 05/15/08, market value of $982,350
        (repurchase proceeds $960,074)
        (Cost of $960,000)                                                $     960,000   $       960,000
                                                                                          ---------------
      Total Investments (103.9%)
        (Cost of $13,337,072) (b)                                                              14,569,892

      Other Assets & Liabilities, Net (-3.9)%                                                    (548,186)
                                                                                          ---------------

      NET ASSETS (100.0%)                                                                 $    14,021,706
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

        ACRONYM                        NAME
   --------------------    -----------------------------
         ADR                American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                             CMG SMALL/MID CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (98.4%)
Consumer Discretionary (19.1%)
   Auto Components (3.3%)
      Autoliv, Inc.                                                              30,800   $     1,273,580
      Dana Corp.                                                                 31,800           661,440
      Gentex Corp.                                                               15,365           671,911
                                                                                          ---------------
                                                                                                2,606,931
                                                                                          ---------------
   Hotels, Restaurants & Leisure (1.8%)
      Hilton Hotels Corp.                                                        38,600           617,600
      MGM MIRAGE (a)                                                              9,900           400,059
      Outback Steakhouse, Inc.                                                    9,320           413,249
                                                                                          ---------------
                                                                                                1,430,908
                                                                                          ---------------
   Household Durables (3.1%)
      Garmin Ltd.                                                                20,980         1,114,877
      Harman International Industries, Inc.                                      17,560         1,303,479
                                                                                          ---------------
                                                                                                2,418,356
                                                                                          ---------------
   Internet & Catalog Retail (1.1%)
      InterActiveCorp (a)                                                        27,090           877,716
                                                                                          ---------------
   Leisure Equipment & Products (0.6%)
      Brunswick Corp.                                                            13,200           460,020
                                                                                          ---------------
   Media (3.5%)
      Entercom Communications Corp. (a)                                          20,185           961,008
      Getty Images, Inc. (a)                                                     10,300           508,305
      Univision Communications, Inc., Class A (a)                                36,730         1,299,140
                                                                                          ---------------
                                                                                                2,768,453
                                                                                          ---------------
   Multi-Line Retail (0.9%)
      Dollar Tree Stores, Inc. (a)                                               21,470           687,255
                                                                                          ---------------
   Specialty Retail (4.3%)
      Advance Auto Parts, Inc. (a)                                               15,020           584,578
      Bed Bath & Beyond, Inc. (a)                                                 7,360           298,890
      CDW Corp.                                                                  16,480         1,119,651
      Rent-A-Center, Inc. (a)                                                    12,000           374,040
      Williams-Sonoma, Inc. (a)                                                  31,290         1,004,722
                                                                                          ---------------
                                                                                                3,381,881
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (0.5%)
      Columbia Sportswear Co. (a)                                                 7,490           397,944
                                                                                          ---------------
Consumer Staples (0.6%)
   Personal Products (0.6%)
      NBTY, Inc. (a)                                                             14,700           481,866
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Energy (6.9%)
   Energy Equipment & Services (3.5%)
      BJ Services Co. (a)                                                        12,180   $       476,725
      Nabors Industries Ltd. (a)                                                  6,490           285,560
      National-Oilwell, Inc. (a)                                                 29,120           748,675
      Patterson-UTI Energy, Inc. (a)                                             19,180           663,244
      Precision Drilling Corp. (a)                                               12,850           595,341
                                                                                          ---------------
                                                                                                2,769,545
                                                                                          ---------------
   Oil & Gas (3.4%)
      Apache Corp.                                                               20,130           774,602
      Murphy Oil Corp.                                                           12,550           760,028
      Pioneer Natural Resources Co. (a)                                           6,100           194,712
      XTO Energy, Inc.                                                           34,103           894,522
                                                                                          ---------------
                                                                                                2,623,864
                                                                                          ---------------
Financials (1.7%)
   Insurance (1.7%)
      Allmerica Financial Corp. (a)                                              14,600           506,328
      Ambac Financial Group, Inc.                                                10,740           803,030
                                                                                          ---------------
                                                                                                1,309,358
                                                                                          ---------------
Health Care (18.8%)
   Biotechnology (1.9%)
      Amylin Pharmaceuticals, Inc. (a)                                           22,300           430,836
      Gilead Sciences, Inc. (a)                                                   6,470           355,009
      ICOS Corp. (a)                                                             16,990           741,783
                                                                                          ---------------
                                                                                                1,527,628
                                                                                          ---------------
   Health Care Equipment & Supplies (2.6%)
      Boston Scientific Corp. (a)                                                17,180           700,772
      Dade Behring Holdings, Inc. (a)                                            11,500           445,625
      Varian Medical Systems, Inc. (a)                                           11,100           920,634
                                                                                          ---------------
                                                                                                2,067,031
                                                                                          ---------------
   Health Care Providers & Services (9.2%)
      Anthem, Inc. (a)                                                            8,247           674,440
      Caremark Rx, Inc. (a)                                                      48,955         1,309,546
      Community Health Systems, Inc. (a)                                         15,730           444,530
      Coventry Health Care, Inc. (a)                                              6,360           421,668
      DaVita, Inc. (a)                                                           25,365         1,017,644
      Health Management Associates, Inc., Class A                                14,630           358,581
      Manor Care, Inc.                                                           24,600           878,220
      Mid Atlantic Medical Services, Inc. (a)                                     6,110           413,952
      Renal Care Group, Inc. (a)                                                 25,100         1,089,591
      WellPoint Health Networks, Inc. (a)                                         5,950           624,750
                                                                                          ---------------
                                                                                                7,232,922
                                                                                          ---------------
   Pharmaceuticals (5.1%)
      Barr Laboratories, Inc. (a)                                                13,720         1,032,979
      Endo Pharmaceuticals Holdings, Inc. (a)                                    26,000           562,380
      IVAX Corp. (a)                                                             32,200           805,000

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Pharmaceuticals (continued)
      Medicis Pharmaceutical Corp., Class A                                      26,800   $       974,448
      Teva Pharmaceutical Industries Ltd., ADR                                    9,820           614,634
                                                                                          ---------------
                                                                                                3,989,441
                                                                                          ---------------
Industrials (10.6%)
   Aerospace & Defense (0.3%)
      United Defense Industries, Inc. (a)                                         8,800           257,840
                                                                                          ---------------
   Commercial Services & Supplies (8.6%)
      Allied Waste Industries, Inc. (a)                                          63,320           864,318
      CheckFree Corp. (a)                                                        21,000           659,190
      ChoicePoint, Inc. (a)                                                      22,816           878,416
      DST Systems, Inc. (a)                                                       8,540           365,597
      Education Management Corp. (a)                                             47,560         1,596,589
      Global Payments, Inc.                                                       9,560           444,540
      Manpower, Inc.                                                              8,400           389,592
      Monster Worldwide, Inc. (a)                                                40,860         1,000,253
      Robert Half International, Inc. (a)                                        23,300           547,317
                                                                                          ---------------
                                                                                                6,745,812
                                                                                          ---------------
   Electrical Equipment (1.2%)
      American Power Conversion Corp.                                            37,620           932,600
                                                                                          ---------------
   Trading Companies & Distributors (0.5%)
      Fastenal Co.                                                                8,850           425,508
                                                                                          ---------------
Information Technology (39.0%)
   Communications Equipment (6.9%)
      3Com Corp. (a)                                                             79,960           615,692
      Advanced Fibre Communications, Inc. (a)                                    31,670           747,729
      Comverse Technology, Inc. (a)                                              41,320           727,232
      F5 Networks, Inc. (a)                                                      21,710           738,357
      Foundry Networks, Inc. (a)                                                 16,500           393,195
      Polycom, Inc. (a)                                                          56,330         1,333,331
      UTStarcom, Inc. (a)                                                        25,540           855,079
                                                                                          ---------------
                                                                                                5,410,615
                                                                                          ---------------
   Computers & Peripherals (2.7%)
      Electronics for Imaging, Inc. (a)                                          49,285         1,319,360
      Lexmark International, Inc. (a)                                            10,070           834,702
                                                                                          ---------------
                                                                                                2,154,062
                                                                                          ---------------
   Electronic Equipment & Instruments (6.2%)
      Amphenol Corp., Class A (a)                                                27,870         1,841,371
      AVX Corp.                                                                  50,910           886,343
      Roper Industries, Inc.                                                      5,600           271,544
      Sanmina-SCI Corp. (a)                                                      40,340           528,857
      Symbol Technologies, Inc.                                                  25,230           436,479
      Vishay Intertechnology, Inc. (a)                                           37,770           877,775
                                                                                          ---------------
                                                                                                4,842,369
                                                                                          ---------------

                See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Internet Software & Services (0.7%)
      Ask Jeeves, Inc. (a)                                                       25,100   $       544,921
                                                                                          ---------------
   Information Technology Consulting & Services (0.3%)
      Anteon International Corp. (a)                                              7,000           203,630
                                                                                          ---------------
   Semiconductor Equipment & Products (8.4%)
      Amkor Technology, Inc. (a)                                                 48,180           838,814
      ASML Holding NV, N.Y. Registered Shares (a)                                23,000           442,980
      Conexant Systems, Inc. (a)                                                 57,940           386,460
      Fairchild Semiconductor International, Inc. (a)                            36,500           894,250
      Integrated Device Technology, Inc. (a)                                     52,000           947,440
      Lattice Semiconductor Corp. (a)                                            32,600           349,798
      Marvell Technology Group Ltd. (a)                                           9,850           409,760
      Microchip Technology, Inc.                                                 47,910         1,379,808
      National Semiconductor Corp. (a)                                           15,500           595,975
      PMC-Sierra, Inc. (a)                                                       17,100           374,661
                                                                                          ---------------
                                                                                                6,619,946
                                                                                          ---------------
   Software (13.8%)
      Adobe Systems, Inc.                                                         9,300           357,678
      Amdocs Ltd. (a)                                                            44,420         1,260,195
      Autodesk, Inc.                                                             24,580           628,019
      BEA Systems, Inc. (a)                                                      41,700           526,671
      BMC Software, Inc. (a)                                                     38,810           772,319
      Fair Isaac Corp.                                                           26,040         1,545,995
      Intuit, Inc. (a)                                                           10,965           552,855
      Macromedia, Inc. (a)                                                       39,700           716,585
      Mercury Interactive Corp. (a)                                              15,530           728,978
      National Instruments Corp.                                                 13,000           640,510
      Novell, Inc. (a)                                                           58,700           745,490
      PeopleSoft, Inc. (a)                                                       27,800           599,090
      Siebel Systems, Inc. (a)                                                   45,100           601,183
      Symantec Corp. (a)                                                         15,440           599,072
      VERITAS Software Corp. (a)                                                 18,610           611,525
                                                                                          ---------------
                                                                                               10,886,165
                                                                                          ---------------
Materials (0.9%)
   Chemicals (0.5%)
      Potash Corp. of Saskatchewan, Inc.                                          4,900           402,976
                                                                                          ---------------
   Metals & Mining (0.4%)
      Arch Coal, Inc.                                                             6,100           168,482
      Massey Energy Co.                                                           9,100           182,000
                                                                                          ---------------
                                                                                                  350,482
                                                                                          ---------------
Telecommunication Services (0.8%)
   Wireless Telecommunication Services (0.8%)
      Nextel Partners, Inc., Class A (a)                                         46,800           605,124
                                                                                          ---------------
      Total Common Stocks
        (Cost of $58,783,958)                                                                  77,413,169
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR              VALUE
                                                                          -------------   ---------------
Short-Term Obligation (0.2%)

      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
         collateralized by a U.S. Treasury Note
         maturing 02/15/04, market value of $138,038
         (repurchase proceeds $134,010)
         (Cost of $134,000)                                               $     134,000   $       134,000
                                                                                          ---------------
      Total Investments (98.6%)
         (Cost of $58,917,958) (b)                                                             77,547,169

      Other Assets & Liabilities, Net (1.4%)                                                    1,080,050
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    78,627,219
                                                                                          ===============

   Notes to Schedule of Investments:
   (a) Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

       ACRONYM                    NAME
    ------------      -----------------------------
         ADR          American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP VALUE FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (99.7%)
Consumer Discretionary (17.3%)
   Auto Components (1.3%)
      BorgWarner, Inc.                                                            2,300   $       213,716
      Federal Signal Corp.                                                        3,650            67,525
      Modine Manufacturing Co.                                                    3,500            93,695
      Standard Motor Products, Inc.                                               8,000           111,360
                                                                                          ---------------
                                                                                                  486,296
                                                                                          ---------------
   Hotels, Restaurants & Leisure (3.1%)
      Bally Total Fitness Holding Corp. (a)                                      14,800           113,960
      Bob Evans Farms, Inc.                                                       4,061           128,043
      Landry's Restaurants, Inc.                                                  7,700           213,367
      Lone Star Steakhouse & Saloon, Inc.                                        10,300           265,843
      Marcus Corp.                                                                4,782            78,903
      Prime Hospitality Corp. (a)                                                12,700           130,302
      Scientific Games Corp., Class A (a)                                        14,000           209,860
                                                                                          ---------------
                                                                                                1,140,278
                                                                                          ---------------
   Household Durables (2.3%)
      American Greetings Corp., Class A (a)                                       5,700           119,586
      CSS Industries, Inc.                                                        4,700           141,000
      Interface, Inc., Class A (a)                                               16,000           123,680
      Jacuzzi Brands, Inc. (a)                                                   15,200           130,720
      Kimball International, Inc., Class B                                       10,400           169,624
      Russ Berrie & Co, Inc.                                                      1,600            50,608
      Toro Co.                                                                    1,700            80,920
                                                                                          ---------------
                                                                                                  816,138
                                                                                          ---------------
   Leisure Equipment & Products (0.9%)
      JAKKS Pacific, Inc. (a)                                                     9,900           139,590
      Johnson Outdoors, Inc., Class A (a)                                         5,300            90,206
      M&F Worldwide Corp. (a)                                                     5,600            79,912
      Travis Boats & Motors, Inc. (a)                                               300               300
                                                                                          ---------------
                                                                                                  310,008
                                                                                          ---------------
   Media (2.4%)
      Alliance Atlantis Communications, Inc., Class B (a)                        15,800           255,644
      Catalina Marketing Corp. (a)                                                6,900           131,790
      Journal Communications, Inc., Class A                                       6,200           119,164
      Liberty Corp.                                                               4,400           207,020
      Media General, Inc., Class A                                                2,400           154,320
                                                                                          ---------------
                                                                                                  867,938
                                                                                          ---------------
   Multi-Line Retail (0.5%)
      BJ's Wholesale Club, Inc. (a)                                               4,200            90,930
      ShopKo Stores, Inc. (a)                                                     6,900            97,152
                                                                                          ---------------
                                                                                                  188,082
                                                                                          ---------------
   Specialty Retail (4.2%)
      Building Materials Holding Corp.                                            4,600            70,564
      CompuCom Systems, Inc. (a)                                                 16,353            96,810

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Specialty Retail (continued)
      Friedman's, Inc., Class A                                                   3,960   $        29,066
      GameStop Corp., Class A (a)                                                 7,700           127,820
      Goody's Family Clothing, Inc.                                              13,400           113,230
      Hughes Supply, Inc.                                                         4,305           212,882
      Linens 'N Things, Inc. (a)                                                  4,100           118,326
      Monro Muffler Brake, Inc. (a)                                              10,120           234,582
      Movie Gallery, Inc.                                                         3,300            66,198
      Rent-Way, Inc. (a)                                                         22,000           195,800
      TBC Corp. (a)                                                               2,800            75,600
      United Rentals, Inc. (a)                                                    7,500           168,000
                                                                                          ---------------
                                                                                                1,508,878
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (2.6%)
      Delta Apparel, Inc.                                                         3,100            58,900
      Hampshire Group Ltd. (a)                                                    5,300           162,445
      Kellwood Co.                                                                6,900           281,589
      Maxwell Shoe Co., Inc., Class A (a)                                        10,800           189,864
      Russell Corp.                                                               7,600           133,836
      Stride Rite Corp.                                                           9,500           104,310
                                                                                          ---------------
                                                                                                  930,944
                                                                                          ---------------
Consumer Staples (3.2%)
   Food & Drug Retailing (0.8%)
      NeighborCare, Inc. (a)                                                      8,700           197,577
      Winn-Dixie Stores, Inc.                                                    10,600            69,536
                                                                                          ---------------
                                                                                                  267,113
                                                                                          ---------------
   Food Products (2.4%)
      Central Garden & Pet Co. (a)                                                4,300           145,641
      Corn Products International, Inc.                                           7,600           267,292
      Omega Protein Corp. (a)                                                    10,800            85,536
      Ralcorp Holdings, Inc. (a)                                                  7,600           251,712
      Sensient Technologies Corp.                                                 6,300           128,709
                                                                                          ---------------
                                                                                                  878,890
                                                                                          ---------------
Energy (4.5%)
   Energy Equipment & Services (1.6%)
      Lufkin Industries, Inc.                                                     6,200           187,364
      Universal Compression Holdings, Inc. (a)                                    5,400           165,618
      Willbros Group, Inc. (a)                                                   16,600           213,808
                                                                                          ---------------
                                                                                                  566,790
                                                                                          ---------------
   Oil & Gas (2.9%)
      Cimarex Energy Co. (a)                                                      1,700            44,846
      Harvest Natural Resources, Inc. (a)                                        13,500           147,555
      Stone Energy Corp. (a)                                                      5,300           223,236
      Vintage Petroleum, Inc.                                                     9,700           121,444
      Western Gas Resources, Inc.                                                 2,800           129,920

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Oil & Gas (continued)
      Westport Resources Corp. (a)                                                7,900   $       230,601
      Whiting Petroleum Corp. (a)                                                 8,300           159,692
                                                                                          ---------------
                                                                                                1,057,294
                                                                                          ---------------
Financials (22.5%)
   Banks (10.6%)
      BancFirst Corp.                                                             1,000            55,920
      BancorpSouth, Inc.                                                          7,200           161,352
      BancTrust Financial Group, Inc.                                             3,015            48,572
      Bank of Granite Corp.                                                       6,900           150,620
      Bryn Mawr Bank Corp.                                                        8,500           189,975
      Capitol Bancorp Ltd.                                                        3,100            90,644
      Chemical Financial Corp.                                                    6,800           235,484
      Chittenden Corp.                                                            7,800           254,670
      Community First Bankshares, Inc.                                            5,400           149,904
      Community Trust Bancorp, Inc.                                               4,160           125,299
      Corus Bankshares, Inc.                                                      7,300           264,406
      First Citizens BancShares, Inc., Class A                                    1,100           129,822
      First Financial Bankshares, Inc.                                            3,550           142,504
      Greater Bay Bancorp                                                         5,500           149,710
      Hancock Holding Co.                                                         1,600            92,000
      MainSource Financial Group, Inc.                                            2,830            90,758
      MASSBANK Corp.                                                              2,300            90,965
      Merchants Bancshares, Inc.                                                  5,500           163,845
      MetroCorp. Bancshares, Inc.                                                 1,100            16,115
      Mid-State Bancshares                                                        9,900           241,263
      Northrim BanCorp, Inc.                                                      5,100           115,566
      Omega Financial Corp.                                                       1,200            43,427
      Riggs National Corp.                                                       10,900           167,315
      S.Y. Bancorp, Inc.                                                          1,100            23,452
      Simmons First National Corp., Class A                                       5,100           138,465
      Sterling Bancshares, Inc.                                                   7,800            97,344
      TriCo Bancshares                                                            7,000           237,300
      Whitney Holding Corp.                                                       4,000           161,240
                                                                                          ---------------
                                                                                                3,827,937
                                                                                          ---------------
   Diversified Financials (2.4%)
      Cash America International, Inc.                                           12,800           279,808
      LaBranche & Co., Inc.                                                       8,800            87,824
      Metris Companies, Inc. (a)                                                 21,100           127,444
      MFC Bancorp Ltd. (a)                                                       17,000           371,450
                                                                                          ---------------
                                                                                                  866,526
                                                                                          ---------------
   Insurance (4.2%)
      AmerUs Group Co.                                                            2,800           102,620
      CNA Surety Corp. (a)                                                        8,300            84,162
      Commerce Group, Inc.                                                        3,500           147,945
      Delphi Financial Group, Inc., Class A                                       7,300           276,232
      Horace Mann Educators Corp.                                                 8,300           129,480

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Insurance (continued)
      Kansas City Life Insurance Co.                                                800   $        36,792
      Navigators Group, Inc. (a)                                                  3,200           102,080
      Phoenix Companies, Inc.                                                    17,600           223,520
      RLI Corp.                                                                   5,100           207,264
      State Auto Financial Corp.                                                  5,200           128,804
      Universal American Financial Corp. (a)                                      7,200            74,808
                                                                                          ---------------
                                                                                                1,513,707
                                                                                          ---------------
   Real Estate (5.3%)
      American Financial Realty Trust                                             3,300            59,796
      Boykin Lodging Co., REIT (a)                                               14,100           133,527
      EastGroup Properties, Inc., REIT                                            5,200           180,700
      Equity One, Inc., REIT                                                      8,200           149,240
      First Potomac Realty Trust, REIT                                            3,100            62,310
      Getty Realty Corp., REIT                                                    5,500           146,740
      Gladstone Commercial Corp., REIT                                            6,600           111,210
      Keystone Property Trust, REIT                                               5,600           131,992
      Mid-America Apartment Communities, Inc., REIT                               5,500           189,805
      Nationwide Health Properties, Inc., REIT                                    9,000           196,200
      PS Business Parks, Inc., REIT                                               5,800           251,140
      Tanger Factory Outlet Centers, Inc., REIT                                   2,000            83,800
      Universal Health Realty Income Trust, REIT                                  3,700           112,665
      Urstadt Biddle Properties, Inc., Class A, REIT                              8,100           119,880
                                                                                          ---------------
                                                                                                1,929,005
                                                                                          ---------------
Health Care (5.1%)
   Health Care Equipment & Supplies (0.3%)
      Sola International, Inc. (a)                                                5,100           108,120
                                                                                          ---------------
   Health Care Providers & Services (4.8%)
      Capital Senior Living Corp. (a)                                             3,800            25,384
      Chronimed, Inc. (a)                                                        11,100           100,344
      Cross Country Healthcare, Inc. (a)                                          7,900           145,992
      Genesis HealthCare Corp. (a)                                                4,300            92,880
      Hooper Holmes, Inc.                                                         8,900            61,232
      Kindred Healthcare, Inc. (a)                                                4,600           257,508
      MAXIMUS, Inc. (a)                                                           2,800           107,800
      PAREXEL International Corp. (a)                                             5,200            89,700
      Pediatrix Medical Group, Inc. (a)                                           4,000           235,200
      Province Healthcare Co. (a)                                                 5,600           101,920
      Stewart Enterprises, Inc., Class A (a)                                     26,100           166,779
      US Oncology, Inc. (a)                                                      27,000           354,780
                                                                                          ---------------
                                                                                                1,739,519
                                                                                          ---------------
Industrials (18.9%)
   Aerospace & Defense (2.7%)
      AAR Corp. (a)                                                              11,635           155,327
      Armor Holdings, Inc. (a)                                                    4,300           117,476
      Herley Industries, Inc. (a)                                                 5,800           126,324

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Aerospace & Defense (continued)
      Invision Technologies, Inc. (a)                                             4,400   $       162,580
      Kaman Corp., Class A                                                        5,274            69,617
      Ladish Co., Inc. (a)                                                       12,400           103,168
      Precision Castparts Corp.                                                   4,800           224,592
                                                                                          ---------------
                                                                                                  959,084
                                                                                          ---------------
   Air Freight & Logistics (0.9%)
      Hub Group, Inc., Class A (a)                                                4,411           104,232
      Ryder System, Inc.                                                          5,700           209,760
                                                                                          ---------------
                                                                                                  313,992
                                                                                          ---------------
   Airlines (0.8%)
      Atlantic Coast Airlines Holdings, Inc. (a)                                  7,300            62,123
      MAIR Holdings, Inc. (a)                                                     6,600            57,750
      SkyWest, Inc.                                                               8,700           168,084
                                                                                          ---------------
                                                                                                  287,957
                                                                                          ---------------
   Building Products (1.0%)
      NCI Building Systems, Inc. (a)                                              6,300           159,012
      Watsco, Inc.                                                                9,600           221,184
                                                                                          ---------------
                                                                                                  380,196
                                                                                          ---------------
   Commercial Services & Supplies (5.7%)
      ActivCard Corp. (a)                                                        13,500            97,200
      Angelica Corp.                                                              3,700            81,400
      Casella Waste Systems, Inc., Class A (a)                                   19,800           279,180
      Century Business Services, Inc. (a)                                        21,900           103,806
      Consolidated Graphics, Inc. (a)                                             8,200           302,498
      Danka Business Systems PLC, ADR (a)                                        21,300            85,200
      Electro Rent Corp. (a)                                                      3,600            32,436
      First Consulting Group, Inc. (a)                                           10,629            68,770
      Healthcare Services Group, Inc.                                             7,000           139,650
      Imagistics International, Inc. (a)                                          9,000           359,280
      Ionics, Inc. (a)                                                            4,900           134,211
      Lightbridge, Inc. (a)                                                      12,400            97,340
      NCO Group, Inc. (a)                                                         5,500           133,815
      SOURCECORP, Inc. (a)                                                        5,500           145,035
                                                                                          ---------------
                                                                                                2,059,821
                                                                                          ---------------
   Construction & Engineering (1.7%)
      Comfort Systems USA, Inc. (a)                                              18,600           124,434
      EMCOR Group, Inc. (a)                                                       2,700           110,187
      MasTec, Inc. (a)                                                            3,400            42,704
      Quanta Services, Inc. (a)                                                   5,500            44,990
      Shaw Group, Inc. (a)                                                        9,100           106,288
      Washington Group International, Inc. (a)                                    5,200           193,336
                                                                                          ---------------
                                                                                                  621,939
                                                                                          ---------------
   Electrical Equipment (1.9%)
      C&D Technologies, Inc.                                                      8,000           162,640
      Genlyte Group, Inc. (a)                                                     3,100           170,500
      Tecumseh Products Co., Class A                                              3,700           164,909
      Woodward Governor Co.                                                       3,000           176,700
                                                                                          ---------------
                                                                                                  674,749
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Machinery (3.4%)
      Alamo Group, Inc.                                                           3,900   $        62,790
      Briggs & Stratton Corp.                                                     2,800           184,912
      EnPro Industries, Inc. (a)                                                  3,100            55,273
      Esterline Technologies Corp. (a)                                            8,000           222,000
      Harsco Corp.                                                                6,200           285,200
      Kadant, Inc. (a)                                                            8,100           177,795
      Robbins & Myers, Inc.                                                       5,519           111,539
      UNOVA, Inc. (a)                                                             4,600           112,746
                                                                                          ---------------
                                                                                                1,212,255
                                                                                          ---------------
   Road & Rail (0.8%)
      Covenant Transport, Inc., Class A (a)                                       6,300           111,258
      Dollar Thrifty Automotive Group, Inc. (a)                                   5,500           136,675
      U.S. Xpress Enterprises, Inc., Class A (a)                                  3,800            53,200
                                                                                          ---------------
                                                                                                  301,133
                                                                                          ---------------
Information Technology (15.8%)
   Communications Equipment (2.9%)
      Anaren, Inc. (a)                                                           11,100           216,339
      Andrew Corp. (a)                                                           13,207           226,368
      Black Box Corp.                                                             3,400           176,902
      Cable Design Technologies Corp. (a)                                        10,600           106,106
      McDATA Corp., Class A (a)                                                  13,200           116,028
      Optical Communication Products, Inc. (a)                                   21,900            98,550
      Tollgrade Communications, Inc. (a)                                          6,800           124,780
                                                                                          ---------------
                                                                                                1,065,073
                                                                                          ---------------
   Computers & Peripherals (1.4%)
      Advanced Digital Information Corp. (a)                                      2,300            41,032
      Electronics for Imaging, Inc. (a)                                           5,700           152,589
      Imation Corp.                                                               1,600            58,640
      Innovex, Inc. (a)                                                          10,600            89,570
      Intergraph Corp. (a)                                                        3,256            78,958
      Iomega Corp.                                                               15,000            89,400
                                                                                          ---------------
                                                                                                  510,189
                                                                                          ---------------
   Electronic Equipment & Instruments (3.5%)
      Analogic Corp.                                                              2,300            98,210
      Anixter International, Inc. (a)                                             3,400            94,010
      Benchmark Electronics, Inc. (a)                                             3,100           108,996
      Checkpoint Systems, Inc. (a)                                                8,500           169,575
      MTS Systems Corp.                                                           9,200           216,200
      Nu Horizons Electronics Corp. (a)                                          14,100           140,154
      OSI Systems, Inc. (a)                                                       5,500           113,575
      Planar Systems, Inc. (a)                                                    6,500           109,525
      Plexus Corp. (a)                                                            4,300            94,299
      Vishay Intertechnology, Inc. (a)                                            5,300           123,172
                                                                                          ---------------
                                                                                                1,267,716
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Information Technology Consulting & Services (1.6%)
      Acxiom Corp. (a)                                                            8,200   $       156,046
      Agilysys, Inc.                                                              6,800            89,964
      American Management Systems, Inc. (a)                                       9,600           159,072
      Computer Horizons Corp. (a)                                                15,500            64,325
      Inforte Corp. (a)                                                          10,600           109,392
                                                                                          ---------------
                                                                                                  578,799
                                                                                          ---------------
   Internet Software & Services (1.4%)
      Equinix, Inc. (a)                                                           9,300           306,063
      Keynote Systems, Inc. (a)                                                  10,700           129,256
      Modem Media, Inc. (a)                                                      10,000            76,000
                                                                                          ---------------
                                                                                                  511,319
                                                                                          ---------------
   Semiconductor Equipment & Products (2.3%)
      DuPont Photomasks, Inc. (a)                                                 6,100           142,923
      Exar Corp. (a)                                                              8,600           173,892
      FSI International, Inc. (a)                                                 8,900            77,341
      MPS Group, Inc. (a)                                                        30,600           313,650
      Pericom Semiconductor Corp. (a)                                             8,500           104,125
                                                                                          ---------------
                                                                                                  811,931
                                                                                          ---------------
   Software (2.7%)
      Captaris, Inc. (a)                                                         15,700            82,268
      Group 1 Software, Inc. (a)                                                  8,000           106,240
      Internet Security Systems, Inc. (a)                                         8,000           142,720
      Lawson Software, Inc. (a)                                                  10,600           103,668
      MSC.Software Corp. (a)                                                     13,900           141,363
      PLATO Learning, Inc. (a)                                                   20,600           242,050
      Sybase, Inc. (a)                                                            6,600           142,692
                                                                                          ---------------
                                                                                                  961,001
                                                                                          ---------------
Materials (7.3%)
   Chemicals (2.5%)
      A. Schulman, Inc.                                                           6,400           111,360
      Cytec Industries, Inc. (a)                                                  4,100           143,131
      H.B. Fuller Co.                                                             4,800           134,400
      Hercules, Inc. (a)                                                          6,200            75,640
      Lubrizol Corp.                                                              6,000           190,500
      Minerals Technologies, Inc.                                                 3,100           164,083
      Stepan Co.                                                                  3,800            95,228
                                                                                          ---------------
                                                                                                  914,342
                                                                                          ---------------
   Construction Materials (0.9%)
      AMCOL International Corp.                                                   5,700           113,487
      Centex Construction Products, Inc.                                          4,000           221,960
                                                                                          ---------------
                                                                                                  335,447
                                                                                          ---------------
   Containers & Packaging (1.1%)
      AptarGroup, Inc.                                                            3,600           144,252
      Greif, Inc., Class A                                                        6,100           230,641
                                                                                          ---------------
                                                                                                  374,893
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Metals & Mining (2.2%)
      Carpenter Technology Corp.                                                  8,700   $       263,262
      IMCO Recycling, Inc. (a)                                                    1,500            12,690
      Peabody Energy Corp.                                                        9,200           368,276
      RTI International Metals, Inc. (a)                                         11,000           163,790
                                                                                          ---------------
                                                                                                  808,018
                                                                                          ---------------
   Paper & Forest Products (0.6%)
      Glatfelter                                                                  4,600            55,200
      Mercer International, Inc. (a)                                             10,800            85,860
      Schweitzer-Mauduit International, Inc.                                      2,300            73,370
                                                                                          ---------------
                                                                                                  214,430
                                                                                          ---------------
Telecommunication Services (1.2%)
   Diversified Telecommunication Services (0.9%)
      Advanced Fibre Communications, Inc. (a)                                     8,700           205,407
      North Pittsburgh Systems, Inc.                                              6,500           120,445
                                                                                          ---------------
                                                                                                  325,852
                                                                                          ---------------
   Wireless Telecommunication Services (0.3%)
      Price Communications Corp. (a)                                              8,000           119,600
                                                                                          ---------------
Utilities (3.9%)
   Electric Utilities (2.9%)
      Central Vermont Public Service Corp.                                        9,200           218,500
      CH Energy Group, Inc.                                                       6,100           281,942
      El Paso Electric Co. (a)                                                   10,400           145,392
      Maine & Maritimes Corp.                                                     2,000            66,000
      MGE Energy, Inc.                                                            3,700           115,921
      Northeast Utilities                                                         7,400           142,450
      Otter Tail Corp.                                                            3,300            87,615
                                                                                          ---------------
                                                                                                1,057,820
                                                                                          ---------------
   Gas Utilities (0.7%)
      Cascade Natural Gas Corp.                                                   3,900            85,293
      Northwest Natural Gas Co.                                                   3,000            92,400
      WGL Holdings, Inc.                                                          3,200            89,440
                                                                                          ---------------
                                                                                                  267,133
                                                                                          ---------------
   Multi-Utilities & Unregulated Power (0.3%)
      MDU Resources Group, Inc.                                                   3,750            88,575
                                                                                          ---------------
      Total Common Stocks
        (Cost of $28,749,965)                                                                  36,026,727
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                              PAR              VALUE
                                                                          -------------   ---------------
Short-Term Obligation (0.6%)

   Repurchase agreement with State Street Bank &
         Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
         collateralized by a U.S. Treasury Bond
         maturing 02/15/29, market value of $220,153
         (repurchase proceeds $213,017)
         (Cost of $213,000)                                               $     213,000   $       213,000
                                                                                          ---------------

      Total Investments (100.3%)
         (Cost of $28,962,965) (b)                                                             36,239,727

      Other Assets & Liabilities, Net (-0.3%)                                                    (110,284)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    36,129,443
                                                                                          ===============

   Notes to Schedule of Investments:
   (a)  Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

          ACRONYM                   NAME
       ------------      -----------------------------
           ADR            American Depositary Receipt
           REIT           Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG SMALL CAP GROWTH FUND
                         A Portfolio of CMG Funds Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (96.9%)
Consumer Discretionary (16.1%)
   Hotels, Restaurants & Leisure (4.9%)
      Alliance Gaming Corp. (a)                                                  10,300   $       248,230
      Dave & Buster's, Inc. (a)                                                   5,300            66,091
      Gaylord Entertainment Co. (a)                                               9,400           272,882
      Pinnacle Entertainment, Inc. (a)                                            6,700            83,482
      Scientific Games Corp., Class A (a)                                        16,000           239,840
      Station Casinos, Inc.                                                      19,300           675,693
                                                                                          ---------------
                                                                                                1,586,218
                                                                                          ---------------
   Household Durables (0.9%)
      Meritage Corp. (a)                                                          4,400           285,560
                                                                                          ---------------
   Media (4.7%)
      Cumulus Media, Inc., Class A (a)                                           11,000           224,840
      Journal Communications, Inc., Class A                                       4,200            80,724
      Lin TV Corp., Class A (a)                                                  15,400           375,144
      Radio One, Inc., Class D (a)                                               14,100           259,863
      Sinclair Broadcast Group, Inc., Class A (a)                                27,100           370,728
      TiVo, Inc. (a)                                                             21,600           232,632
                                                                                          ---------------
                                                                                                1,543,931
                                                                                          ---------------
   Specialty Retail (4.8%)
      Bombay Co., Inc. (a)                                                       28,300           213,099
      Cost Plus, Inc. (a)                                                         9,300           403,434
      Party City Corp. (a)                                                       11,800           143,370
      PETCO Animal Supplies, Inc. (a)                                            11,600           367,836
      Sharper Image Corp. (a)                                                    11,600           419,456
                                                                                          ---------------
                                                                                                1,547,195
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (0.8%)
      Quiksilver, Inc. (a)                                                       16,100           265,328
                                                                                          ---------------
Consumer Staples (1.1%)
   Food & Drug Retailing (0.4%)
      Performance Food Group Co. (a)                                              4,400           137,896
                                                                                          ---------------
   Food Products (0.7%)
      American Italian Pasta Co., Class A                                         5,500           213,400
                                                                                          ---------------
Energy (4.6%)
   Energy Equipment & Services (2.5%)
      Key Energy Services, Inc. (a)                                              19,300           215,774
      Maverick Tube Corp. (a)                                                    17,200           312,352
      Unit Corp. (a)                                                             11,400           283,062
                                                                                          ---------------
                                                                                                  811,188
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Oil & Gas (2.1%)
      Patina Oil & Gas Corp.                                                      6,575   $       288,314
      Tom Brown, Inc. (a)                                                         4,300           133,730
      Western Gas Resources, Inc.                                                 5,400           250,560
                                                                                          ---------------
                                                                                                  672,604
                                                                                          ---------------
Financials (8.7%)
   Banks (4.2%)
      Boston Private Financial Holdings, Inc.                                     8,500           219,130
      East West Bancorp, Inc.                                                     5,700           298,111
      Investors Financial Services Corp.                                          9,157           379,466
      Mercantile Bank Corp.                                                       6,600           233,897
      Prosperity Bancshares, Inc.                                                10,100           238,865
                                                                                          ---------------
                                                                                                1,369,469
                                                                                          ---------------
   Diversified Financials (2.5%)
      Commercial Capital Bancorp, Inc. (a)                                       10,050           248,738
      Jefferies Group, Inc.                                                       8,700           330,078
      MTC Technologies, Inc. (a)                                                  7,400           225,922
                                                                                          ---------------
                                                                                                  804,738
                                                                                          ---------------
   Insurance (2.0%)
      Infinity Property & Casualty Corp.                                         11,200           408,128
      Philadelphia Consolidated Holding Co. (a)                                   4,800           239,088
                                                                                          ---------------
                                                                                                  647,216
                                                                                          ---------------
Health Care (21.7%)
   Biotechnology (7.0%)
      BioMarin Pharmaceuticals, Inc. (a)                                         25,500           203,720
      Ciphergen Biosystems, Inc. (a)                                             12,900           136,353
      Cytogen Corp. (a)                                                          19,400           262,094
      Harvard Bioscience, Inc. (a)                                                4,865            43,785
      ILEX Oncology, Inc. (a)                                                    12,700           295,275
      NeoPharm, Inc. (a)                                                          7,021           131,925
      Neurocrine Biosciences, Inc. (a)                                            4,600           260,314
      Protein Design Labs, Inc. (a)                                              17,200           347,440
      Serologicals Corp. (a)                                                     20,800           333,424
      Telik, Inc. (a)                                                            11,200           268,722
                                                                                          ---------------
                                                                                                2,283,052
                                                                                          ---------------
   Health Care Equipment & Supplies (6.5%)
      Bio-Rad Laboratories, Inc., Class A (a)                                     5,500           297,275
      Conceptus (a)                                                              16,600           166,498
      Cytyc Corp. (a)                                                            14,300           231,660
      Integra LifeSciences Holdings Corp. (a)                                     8,000           260,240
      LCA-Vision, Inc. (a)                                                        3,200            78,080
      Medical Action Industries, Inc. (a)                                        16,300           290,466
      Noven Pharmaceuticals, Inc. (a)                                            18,000           365,760
      SonoSite, Inc. (a)                                                         10,600           259,912
      SurModics, Inc. (a)                                                         7,700           159,921
                                                                                          ---------------
                                                                                                2,109,812
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Health Care Providers & Services (2.7%)
      Advisory Board Co (a)                                                       7,900   $       309,522
      America Service Group, Inc. (a)                                             5,111           143,210
      LifePoint Hospitals, Inc. (a)                                               6,200           213,962
      Priority Healthcare Corp., Class B (a)                                      5,400           139,806
      U.S. Physical Therapy, Inc. (a)                                             5,900            82,600
                                                                                          ---------------
                                                                                                  889,100
                                                                                          ---------------
   Pharmaceuticals (5.5%)
      Advancis Pharmaceutical Corp (a)                                           17,300           171,270
      Atrix Laboratories, Inc. (a)                                                9,700           247,059
      Caraco Pharmaceutical Laboratories Ltd. (a)                                 6,000            55,080
      DepoMed, Inc. (a)                                                          19,400           144,336
      DOV Pharmaceutical, Inc. (a)                                               14,200           190,990
      Eyetech Pharmaceutical, Inc.                                                6,300             9,719
      Nektar Therapeutics (a)                                                    18,900           322,812
      Salix Pharmaceuticals Ltd. (a)                                             12,500           285,375
      Taro Pharmaceuticals Industries Ltd. (a)                                    5,900           368,160
                                                                                          ---------------
                                                                                                1,794,801
                                                                                          ---------------
Industrials (11.3%)
   Aerospace & Defense (0.8%)
      DRS Technologies, Inc. (a)                                                  8,800           252,648
                                                                                          ---------------
   Air Freight & Logistics (1.5%)
      EGL, Inc. (a)                                                              19,300           309,765
      UTI Worldwide, Inc.                                                         4,300           177,203
                                                                                          ---------------
                                                                                                  486,968
                                                                                          ---------------
   Commercial Services & Supplies (3.2%)
      Arbitron, Inc. (a)                                                          6,700           291,651
      Corporate Executive Board Co. (a)                                           2,800           133,700
      Exult, Inc. (a)                                                            10,800            68,148
      Navigant Consulting, Inc. (a)                                               8,800           159,544
      NCO Group, Inc. (a)                                                         8,400           204,372
      Sylvan Learning Systems, Inc. (a)                                           6,100           184,281
                                                                                          ---------------
                                                                                                1,041,696
                                                                                          ---------------
   Construction & Engineering (0.8%)
      Chicago Bridge & Iron Co. NV, N.Y. Registered Shares                        8,100           247,536
                                                                                          ---------------
   Electrical Equipment (0.9%)
      Plug Power, Inc. (a)                                                       30,000           283,200
                                                                                          ---------------
   Machinery (1.7%)
      AGCO Corp. (a)                                                             10,800           217,728
      CUNO, Inc. (a)                                                              4,300           179,224
      RAE Systems, Inc. (a)                                                      35,000           171,500
                                                                                          ---------------
                                                                                                  568,452
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Road & Rail (2.4%)
      Central Freight Lines, Inc. (a)                                             1,179   $        20,656
      Genesee & Wyoming, Inc., Class A (a)                                        7,455           245,642
      Heartland Express, Inc.                                                     8,600           187,824
      Old Dominion Freight Line, Inc. (a)                                         5,000           155,000
      Sirva, Inc. (a)                                                             8,400           176,064
                                                                                          ---------------
                                                                                                  785,186
                                                                                          ---------------
Information Technology (30.9%)
   Communications Equipment (2.7%)
      Brocade Communications Systems, Inc. (a)                                   18,700           119,867
      DSP Group, Inc. (a)                                                         5,900           156,114
      F5 Networks, Inc. (a)                                                       6,300           214,263
      Finisar Corp. (a)                                                          52,700           178,126
      Netopia, Inc. (a)                                                          14,300           196,768
                                                                                          ---------------
                                                                                                  865,138
                                                                                          ---------------
   Computers & Peripherals (2.1%)
      Applied Films Corp. (a)                                                     9,300           316,200
      Cray, Inc. (a)                                                             21,900           169,725
      Pinnacle Systems, Inc. (a)                                                 24,600           196,554
                                                                                          ---------------
                                                                                                  682,479
                                                                                          ---------------
   Electronic Equipment & Instruments (3.1%)
      Anixter International, Inc. (a)                                             6,100           168,665
      Coherent, Inc. (a)                                                          7,000           214,130
      Global Imaging Systems, Inc. (a)                                            9,400           297,792
      Itron, Inc. (a)                                                            11,600           239,656
      Planar Systems, Inc. (a)                                                    5,600            94,360
                                                                                          ---------------
                                                                                                1,014,603
                                                                                          ---------------
   Information Technology Consulting & Services (0.4%)
      GRIC Communications, Inc.                                                  24,500           130,340
                                                                                          ---------------
   Internet Software & Services (3.3%)
      Digital River, Inc. (a)                                                    12,000           284,160
      Digitas, Inc. (a)                                                          26,900           303,970
      Equinix, Inc. (a)                                                           5,000           164,550
      Modem Media, Inc. (a)                                                       4,500            34,200
      PEC Solutions, Inc. (a)                                                     6,300            90,720
      Quovadx, Inc. (a)                                                          31,400           186,830
                                                                                          ---------------
                                                                                                1,064,430
                                                                                          ---------------
   Semiconductor Equipment & Products (11.8%)
      Artisan Components, Inc. (a)                                               16,000           290,240
      August Technology Corp. (a)                                                12,100           221,430
      Brooks Automation, Inc. (a)                                                12,700           317,500
      Entegris, Inc. (a)                                                         31,900           407,044
      FEI Co. (a)                                                                 9,500           238,260
      Integrated Circuit Systems, Inc. (a)                                        5,300           136,475
      IXYS Corp. (a)                                                             29,500           287,625
      Lattice Semiconductor Corp. (a)                                            16,800           180,264
      Monolithic System Technology, Inc. (a)                                     31,200           248,352
      Mykrolis Corp. (a)                                                         15,100           259,871

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Semiconductor Equipment & Products (continued)
      Silicon Image, Inc. (a)                                                    37,100   $       376,565
      Silicon Storage Technology, Inc. (a)                                       32,200           387,366
      Skyworks Solutions, Inc. (a)                                               12,400           132,556
      Transmeta Corp. (a)                                                        50,979           193,720
      Zoran Corp. (a)                                                             8,700           166,866
                                                                                          ---------------
                                                                                                3,844,134
                                                                                          ---------------
   Software (7.5%)
      Activision, Inc. (a)                                                        9,341           175,704
      Borland Software Corp. (a)                                                 21,000           216,510
      Captiva Software Corp. (a)                                                 21,800           261,600
      Epicor Software Corp. (a)                                                  11,300           179,218
      Inter-Tel, Inc.                                                             4,721           133,368
      Magma Design Automation, Inc. (a)                                           8,700           249,255
      Manhattan Associates, Inc. (a)                                             12,800           359,680
      Micromuse, Inc. (a)                                                        34,900           280,596
      OpenTV Corp. (a)                                                           65,100           215,481
      Take-Two Interactive Software, Inc. (a)                                     7,200           208,800
      Verity, Inc. (a)                                                            9,800           156,702
                                                                                          ---------------
                                                                                                2,436,914
                                                                                          ---------------
Materials (2.5%)
   Construction Materials (0.5%)
      AMCOL International Corp.                                                   8,900           177,199
                                                                                          ---------------
   Containers & Packaging (2.0%)
      Jarden Corp. (a)                                                           19,650           638,036
                                                                                          ---------------
      Total Common Stocks
        (Cost of $26,436,875)                                                                  31,480,467
                                                                                          ---------------

                                                                               PAR
                                                                          -------------
Short-Term Obligation (3.8%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
         collateralized by a U.S. Treasury Bond
         maturing 08/15/26, market value of $1,275,094
         (repurchase proceeds $1,248,097)
         (Cost of $1,248,000)                                             $   1,248,000         1,248,000
                                                                                          ---------------

      Total Investments (100.7%)
         (Cost of $27,684,875) (b)                                                             32,728,467

      Other Assets & Liabilities, Net (-0.7%)                                                    (244,120)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $    32,484,347
                                                                                          ===============

   Notes to Schedule of Investments:
   (a) Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

                 See Accompanying Notes to Financial Statements.

                          CMG INTERNATIONAL STOCK FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (97.7%)
Consumer Discretionary (17.4%)
   Auto Components (0.9%)
      Continental AG                                                             24,500   $       966,403
      F.C.C. Co., Ltd.                                                            3,700           128,641
                                                                                          ---------------
                                                                                                1,095,044
                                                                                          ---------------
   Automobiles (1.3%)
      Honda Motor Co., Ltd.                                                       6,300           258,916
      Nissan Motor Co., Ltd.                                                     60,000           639,992
      Toyota Motor Corp.                                                         17,200           562,256
                                                                                          ---------------
                                                                                                1,461,164
                                                                                          ---------------
   Hotels, Restaurants & Leisure (2.2%)
      Accor SA                                                                   22,730         1,023,132
      Compass Group PLC                                                         126,820           850,526
      InterContinental Hotel Group PLC                                           68,600           674,645
                                                                                          ---------------
                                                                                                2,548,303
                                                                                          ---------------
   Household Durables (5.2%)
      Koninklijke (Royal) Philips Electronics NV                                 56,800         1,714,138
      Land and House Public Co., Ltd., NVDR                                   1,997,100           580,197
      Matsushita Electric Industrial Co., Ltd.                                  153,000         2,283,906
      Sanyo Electric Co., Ltd.                                                  107,000           594,416
      Sony Corp.                                                                 23,100           927,536
                                                                                          ---------------
                                                                                                6,100,193
                                                                                          ---------------
   Media (3.1%)
      JC Decaux SA (a)                                                           24,560           453,948
      Pearson PLC                                                               127,520         1,429,432
      ProSiebenSat.1 Media AG                                                    29,600           616,413
      United Business Media PLC                                                  57,500           575,954
      WPP Group PLC                                                              53,500           590,938
                                                                                          ---------------
                                                                                                3,666,685
                                                                                          ---------------
   Multi-Line Retail (0.6%)
      Don Quijote Co., Ltd.                                                       8,400           503,945
      Seiyu Ltd. (a)                                                             74,000           253,087
                                                                                          ---------------
                                                                                                  757,032
                                                                                          ---------------
   Specialty Retail (2.4%)
      Aoyama Trading Co.                                                         24,700           498,224
      Next PLC                                                                   38,600           904,036
      Shimamura Co., Ltd.                                                        13,000           872,030
      USS Co., Ltd.                                                               7,060           477,581
                                                                                          ---------------
                                                                                                2,751,871
                                                                                          ---------------
   Textiles, Apparel & Luxury Goods (1.7%)
      Burberry Group PLC                                                        130,186           825,089
      Puma AG                                                                     3,500           640,810
      Sanyo Shokai, Ltd.                                                         80,000           496,575
                                                                                          ---------------
                                                                                                1,962,474
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Consumer Staples (5.3%)
   Beverages (1.2%)
      Diageo PLC                                                                 44,500   $       583,512
      Pernod-Ricard SA                                                            7,745           844,060
                                                                                          ---------------
                                                                                                1,427,572
                                                                                          ---------------
   Food & Drug Retailing (0.9%)
      Casino Gulchard-Perrachon SA                                                6,100           567,157
      Seven-Eleven Japan Co., Ltd.                                                9,000           270,395
      Seven-Eleven Public Co., Ltd. (a)                                         169,300           261,026
                                                                                          ---------------
                                                                                                1,098,578
                                                                                          ---------------
   Food Products (1.2%)
      Nestle SA, Registered Shares                                                4,600         1,212,930
      Thai Union Frozen Products Public Co., Ltd.                               220,700           160,294
                                                                                          ---------------
                                                                                                1,373,224
                                                                                          ---------------
   Household Products (1.5%)
      Reckitt Benckiser PLC                                                      76,400         1,785,161
                                                                                          ---------------
   Tobacco (0.5%)
      Imperial Tobacco Group PLC                                                 28,000           551,750
                                                                                          ---------------
Energy (7.5%)
   Oil & Gas (7.5%)
      BP PLC, ADR                                                                59,580         2,836,008
      EnCana Corp.                                                               39,000         1,516,144
      ENI S.p.A.                                                                143,900         2,679,452
      PTT Public Co., Ltd.                                                      175,300           714,781
      Total SA                                                                    5,841         1,029,408
                                                                                          ---------------
                                                                                                8,775,793
                                                                                          ---------------
Financials (25.3%)
   Banks (13.6%)
      Alpha Bank A.E.                                                            28,400           873,694
      Anglo Irish Bank Corp. PLC                                                 27,700           468,170
      Banca Intesa S.p.A.                                                       204,100           795,667
      Banco Popolare di Verona e Novara                                          39,100           699,806
      Banco Santander Central Hispano SA                                        125,900         1,448,911
      Barclays PLC                                                              154,545         1,393,213
      Credit Agricole SA                                                         45,174         1,104,467
      Credit Suisse Group                                                        64,390         2,431,693
      Erste Bank der oesterreichischen Sparkassen AG                              7,250           940,101
      Hansabank Ltd.                                                             15,961           458,221
      Kookmin Bank                                                               14,500           590,008
      Royal Bank of Scotland Group PLC                                           60,304         1,779,174
      Siam Commercial Bank Public Co., Ltd. (a)                                 761,700           910,391
      Societe Generale                                                            6,500           576,418
      Standard Chartered PLC                                                     34,800           567,864
      UFJ Holdings, Inc.                                                            210           912,655
                                                                                          ---------------
                                                                                               15,950,453
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Diversified Financials (3.0%)
      ING Groep NV                                                               95,250   $     2,378,610
      Nomura Holdings, Inc.                                                      69,000         1,129,085
                                                                                          ---------------
                                                                                                3,507,695
                                                                                          ---------------
   Insurance (5.1%)
      Allianz AG, Registered Shares                                              18,300         2,346,504
      Daido Life Insurance Co., Ltd.                                                160           456,517
      Irish Life & Permanent PLC                                                 30,300           515,637
      Millea Holdings, Inc.                                                         150         1,941,518
      Mitsui Sumitomo Insurance Co., Ltd.                                        82,000           675,554
                                                                                          ---------------
                                                                                                5,935,730
                                                                                          ---------------
   Real Estate (3.6%)
      Mitsubishi Estate Co., Ltd.                                               215,000         2,364,401
      Sun Hung Kai Properties, Ltd.                                             185,000         1,783,992
                                                                                          ---------------
                                                                                                4,148,393
                                                                                          ---------------
Health Care (7.7%)
   Health Care Equipment & Supplies (2.6%)
      Olympus Optical Co., Ltd.                                                  37,000           774,293
      Phonak Holding AG                                                           4,004            95,560
      ResMed, Inc. (a)                                                            8,600           378,830
      Smith & Nephew PLC                                                        209,900         1,831,071
                                                                                          ---------------
                                                                                                3,079,754
                                                                                          ---------------
   Pharmaceuticals (5.1%)
      Chugai Pharmaceutical Co., Ltd.                                            78,900         1,244,122
      Dr. Reddy's Laboratories, Ltd., ADR                                        11,400           341,430
      GlaxoSmithKline PLC                                                        81,089         1,742,614
      Novartis AG, Registered Shares                                             38,860         1,748,407
      Ranbaxy Laboratories Ltd., GDR                                              3,972            91,356
      Takeda Chemical Industries, Ltd.                                            6,000           249,421
      Teva Pharmaceutical Industries, Ltd., ADR                                   8,000           500,720
                                                                                          ---------------
                                                                                                5,918,070
                                                                                          ---------------
Industrials (7.7%)
   Building Products (0.1%)
      Wienerberger AG                                                             6,123           181,504
                                                                                          ---------------
   Commercial Services & Supplies (1.8%)
      Amadeus Global Travel Distribution SA, Class A                             71,400           480,215
      Capita Group PLC                                                          206,500           964,639
      Randstad Holding NV                                                        22,800           633,830
                                                                                          ---------------
                                                                                                2,078,684
                                                                                          ---------------
   Electrical Equipment (2.3%)
      Nitto Denko Corp.                                                          10,500           554,537
      Siemens AG                                                                 25,900         2,096,478
                                                                                          ---------------
                                                                                                2,651,015
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
   Industrial Conglomerates (0.2%)
      Big C Supercenter Public Co., Ltd.                                        517,000   $       238,474
                                                                                          ---------------
   Machinery (1.8%)
      Atlas Copco AB, Class B                                                    43,900         1,518,796
      Linde AG                                                                   10,100           568,470
                                                                                          ---------------
                                                                                                2,087,266
                                                                                          ---------------
   Trading Companies & Distributors (0.9%)
      Mitsubishi Corp.                                                          103,000         1,040,266
                                                                                          ---------------
   Transportation Infrastructure (0.6%)
      BAA PLC                                                                    83,140           779,406
                                                                                          ---------------
Information Technology (13.6%)
   Communications Equipment (1.8%)
      Nortel Networks Corp. (a)                                                 276,985         2,166,946
                                                                                          ---------------
   Electronic Equipment & Instruments (3.3%)
      Celestica, Inc. (a)                                                        31,200           534,971
      Epcos AG                                                                   22,800           609,125
      Hoya Corp.                                                                  6,100           599,943
      Ibiden Co., Ltd.                                                           41,000           519,061
      Keyence Corp.                                                               2,000           415,513
      TDK Corp.                                                                  15,700         1,127,309
                                                                                          ---------------
                                                                                                3,805,922
                                                                                          ---------------
   Internet Software & Services (0.7%)
      T-Online International AG (a)                                              59,900           781,866
                                                                                          ---------------
   Information Technology Consulting & Services (0.6%)
      Indra Sistemas SA                                                          53,100           714,270
                                                                                          ---------------
   Office Electronics (0.8%)
      Canon, Inc.                                                                19,000           969,342
                                                                                          ---------------
   Semiconductor Equipment & Products (5.8%)
      ARM Holdings PLC (a)                                                      543,460         1,239,660
      Nikon Corp.                                                                71,000         1,102,782
      Samsung Electronics Co., Ltd.                                               4,050         1,808,436
      STMicroelectronics NV, ADR                                                 39,800         1,068,232
      Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)                      60,276           673,886
      Tokyo Electron, Ltd.                                                       13,000           922,386
                                                                                          ---------------
                                                                                                6,815,382
                                                                                          ---------------
   Software (0.6%)
      Dassault Systemes SA                                                       15,352           678,793
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                             SHARES            VALUE
                                                                          -------------   ---------------
Common Stocks (continued)
Materials (4.2%)
   Chemicals (1.5%)
      BASF AG                                                                    14,100   $       779,558
      MG Technologies AG                                                         46,100           723,462
      Shin-Etsu Chemical Co., Ltd.                                                6,100           249,544
                                                                                          ---------------
                                                                                                1,752,564
                                                                                          ---------------
   Construction Materials (1.0%)
      Siam Cement Public Co., Ltd., ADR                                         189,850         1,170,258
                                                                                          ---------------
   Metals & Mining (0.5%)
      BHP Billiton, Ltd.                                                         65,500           563,902
                                                                                          ---------------
   Paper & Forest Products (1.2%)
      Stora Enso Oyj, Class R                                                    77,600         1,010,001
      UPM-Kymmene Oyj                                                            24,300           450,958
                                                                                          ---------------
                                                                                                1,460,959
                                                                                          ---------------
Telecommunication Services (7.1%)
   Diversified Telecommunication Services (4.7%)
      France Telecom AG                                                          31,420           931,772
      Nippon Telegraph & Telephone Corp.                                            140           641,504
      Portugal Telecom SGPS, SA                                                  84,060           868,983
      Telecom Italia S.p.A.                                                     415,200         1,277,316
      Telefonica SA (a)                                                          72,913         1,136,981
      Telefonaktiebolaget LM Ericsson, ADR                                       27,700           637,100
                                                                                          ---------------
                                                                                                5,493,656
                                                                                          ---------------
   Wireless Telecommunication Services (2.4%)
      NTT DoCoMo, Inc.                                                              483         1,044,990
      Vodafone Group PLC (a)                                                    715,928         1,792,790
                                                                                          ---------------
                                                                                                2,837,780
                                                                                          ---------------
Utilities (1.9%)
   Electric Utilities (1.9%)
      E.ON AG                                                                    13,000           833,215
      National Grid Transco PLC                                                 104,800           748,177
      Public Power Corp.                                                         23,100           585,779
                                                                                          ---------------
                                                                                                2,167,171
                                                                                          ---------------
      Total Common Stocks
          (Cost of $95,268,998)                                                               114,330,365
                                                                                          ---------------

                 See Accompanying Notes to Financial Statements.

                                                                                PAR            VALUE
                                                                          -------------   ---------------
Short-Term Obligation (4.0%)
      Repurchase agreement with State Street Bank &
         Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
         collateralized by a U.S. Treasury Note
         maturing 05/15/08, market value of $4,734,150
         (repurchase proceeds $4,641,360)
         (Cost of $4,641,000)                                             $   4,641,000   $     4,641,000

      Total Investments (101.7%)
         (Cost of $99,909,998) (b)                                                            118,971,365

      Other Assets & Liabilities, Net (-1.7%)                                                  (1,958,327)
                                                                                          ---------------

      Net Assets (100.0%)                                                                 $   117,013,038
                                                                                          ===============

   Notes to Schedule of Investments:
   (a) Non-income producing.
   (b) Cost for both financial statement and federal income tax purposes is the same.

       ACRONYM                    NAME
     -----------      -----------------------------
         ADR             American Depositary Receipt
         GDR             Global Depositary Receipt
         NVDR            Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements.

SUMMARY OF SECURITIES                                          % OF TOTAL
BY COUNTRY                                         VALUE       INVESTMENTS
---------------------                          -------------   -----------
Japan                                          $  27,702,246          23.3%
United Kingdom                                    24,445,658          20.6
Germany                                           10,962,302           9.2
France                                             7,209,155           6.1
Netherlands                                        5,794,810           4.9
Switzerland                                        5,488,590           4.6
Italy                                              5,452,240           4.6
United States*                                     5,019,830           4.2
Canada                                             4,218,062           3.5
Thailand                                           4,035,420           3.4
Spain                                              3,780,377           3.2
South Korea                                        2,398,445           2.0
Sweden                                             2,155,896           1.8
Hong Kong                                          1,783,992           1.5
Finland                                            1,460,960           1.2
Greece                                             1,459,473           1.2
Austria                                            1,121,604           0.9
Ireland                                              983,807           0.8
Portugal                                             868,983           0.7
Taiwan                                               673,886           0.6
Australia                                            563,902           0.5
Israel                                               500,720           0.4
Estonia                                              458,221           0.4
India                                                432,786           0.4
                                               -------------   -----------
                                               $ 118,971,365         100.0%
                                               =============   ===========

*  Includes short-term obligation.

                 See Accompanying Notes to Financial Statements.

                     This page is intentionally left blank.

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2004 (Unaudited)

                                                                CMG ENHANCED          CMG               CMG
                                                                 S&P 500(R)        LARGE CAP          LARGE CAP
                                                                 INDEX FUND        VALUE FUND        GROWTH FUND
                                                               --------------    --------------    --------------
ASSETS:
  Investments, at identified cost                              $   56,248,296    $   35,598,249    $   38,578,956
                                                               --------------    --------------    --------------
  Investments, at value                                        $   61,386,972    $   38,564,378    $   40,996,905
  Cash                                                                    416               461               629
  Receivable for:
     Investments sold                                                 300,000                 -           708,150
     Capital stock sold                                                     -                 -                 -
     Interest                                                              16                 9                65
     Dividends and foreign tax reclaims                                65,978            75,546            14,741
  Expense reimbursement due from Investment Advisor                     2,244             3,389             3,389
                                                               --------------    --------------    --------------
  Total assets                                                     61,755,626        38,643,783        41,723,879
                                                               --------------    --------------    --------------

LIABILITIES:
  Payable for:
     Payable to custodian bank (cost of $240)                               -                 -                 -
     Investments purchased                                            363,892                 -         1,383,076
     Fund shares repurchased                                           90,000           415,000           345,700
     Investment advisory fee                                           12,417            16,271            16,808
     Trustees' fees                                                       586               198               198
     Audit fee                                                         10,602             9,747             9,747
     Foreign capital gains tax accrued                                      -                 -                 -
  Other liabilities                                                     2,791            19,435            29,004
                                                               --------------    --------------    --------------
  Total liabilities                                                   480,288           460,651         1,784,533
                                                               --------------    --------------    --------------
NET ASSETS                                                     $   61,275,338    $   38,183,132    $   39,939,346
                                                               ==============    ==============    ==============

NET ASSETS consist of:
  Paid-in capital                                              $   55,835,425    $   35,173,053    $   37,841,980
  Undistributed (overdistributed) net investment income                54,626            58,120            (5,090)
  Accumulated net investment loss                                           -                 -                 -
  Accumulated net realized gain (loss)                                246,611           (14,170)         (315,493)
  Net unrealized appreciation (depreciation) on:
   Investments                                                      5,138,676         2,966,129         2,417,949
   Foreign currency translations                                            -                 -                 -
   Foreign capital gains tax                                                -                 -                 -
                                                               --------------    --------------    --------------
  NET ASSETS                                                   $   61,275,338    $   38,183,132    $   39,939,346
                                                               ==============    ==============    ==============
  Shares of capital stock outstanding                               5,016,461         3,464,201         3,696,094
                                                               ==============    ==============    ==============
  Net asset value, offering and redemption price per share     $        12.21    $        11.02    $        10.81
                                                               ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND

                                                                    CMG               CMG               CMG
                                                                   MID CAP          MID CAP          SMALL/MID
                                                                 VALUE FUND       GROWTH FUND         CAP FUND
                                                               --------------    --------------    --------------
ASSETS:
  Investments, at identified cost                              $   13,884,766    $   13,337,072    $   58,917,958
                                                               --------------    --------------    --------------
  Investments, at value                                        $   15,433,896    $   14,569,892    $   77,547,169
  Cash                                                                    306               650               396
  Receivable for:
     Investments sold                                                       -           266,166         1,572,405
     Capital stock sold                                                     -                 -                 -
     Interest                                                              26                49                 7
     Dividends and foreign tax reclaims                                 6,834               327             1,713
  Expense reimbursement due from Investment Advisor                     4,273             2,535             4,478
                                                               --------------    --------------    --------------
  Total assets                                                     15,445,335        14,839,619        79,126,168
                                                               --------------    --------------    --------------

LIABILITIES:
  Payable for:
     Payable to custodian bank (cost of $240)                               -                 -                 -
     Investments purchased                                                  -           795,785           438,903
     Fund shares repurchased                                                -                 -                 -
     Investment advisory fee                                            9,210             8,389            50,682
     Trustees' fees                                                       395               210               139
     Audit fee                                                         11,439            11,439             9,137
     Foreign capital gains tax accrued                                      -                 -                 -
  Other liabilities                                                     1,585             2,090                88
                                                               --------------    --------------    --------------
  Total liabilities                                                    22,629           817,913           498,949
                                                               --------------    --------------    --------------
NET ASSETS                                                     $   15,422,706    $   14,021,706    $   78,627,219
                                                               ==============    ==============    ==============

NET ASSETS consist of:
  Paid-in capital                                              $   13,864,132    $   12,852,997    $   77,325,671
  Undistributed (overdistributed) net investment income                (1,774)                -                 -
  Accumulated net investment loss                                           -           (17,746)         (172,128)
  Accumulated net realized gain (loss)                                 11,218           (46,365)      (17,155,535)
  Net unrealized appreciation (depreciation) on:
   Investments                                                      1,549,130         1,232,820        18,629,211
   Foreign currency translations                                            -                 -                 -
   Foreign capital gains tax                                                -                 -                 -
                                                               --------------    --------------    --------------
  NET ASSETS                                                   $   15,422,706    $   14,021,706    $   78,627,219
                                                               ==============    ==============    ==============
  Shares of capital stock outstanding                               1,243,792         1,126,895         8,129,782
                                                               ==============    ==============    ==============
  Net asset value, offering and redemption price per share     $        12.40    $        12.44    $         9.67
                                                               ==============    ==============    ==============

                                                                    CMG                CMG              CMG
                                                                 SMALL CAP         SMALL CAP       INTERNATIONAL
                                                                 VALUE FUND        GROWTH FUND       STOCK FUND
                                                               --------------    --------------    --------------
ASSETS:
  Investments, at identified cost                              $   28,962,965    $   27,684,875    $   99,909,998
                                                               --------------    --------------    --------------
  Investments, at value                                        $   36,239,727    $   32,728,467    $  118,971,365
  Cash                                                                    829            55,632               467
  Receivable for:
     Investments sold                                                 197,939           146,685         4,891,687
     Capital stock sold                                                     -                 -           300,000
     Interest                                                              11                64               240
     Dividends and foreign tax reclaims                                25,618             1,542           135,263
  Expense reimbursement due from Investment Advisor                     2,233             2,073             6,730
                                                               --------------    --------------    --------------
  Total assets                                                     36,466,357        32,934,463       124,305,752
                                                               --------------    --------------    --------------

LIABILITIES:
  Payable for:
     Payable to custodian bank (cost of $240)                               -                 -               282
     Investments purchased                                            300,259           416,082         6,981,119
     Fund shares repurchased                                                -                 -                 -
     Investment advisory fee                                           23,647            21,159            74,597
     Trustees' fees                                                       215                13               152
     Audit fee                                                         11,439            11,439             8,964
     Foreign capital gains tax accrued                                      -                 -           226,952
  Other liabilities                                                     1,354             1,423               648
                                                               --------------    --------------    --------------
  Total liabilities                                                   336,914           450,116         7,292,714
                                                               --------------    --------------    --------------
NET ASSETS                                                     $   36,129,443    $   32,484,347    $  117,013,038
                                                               ==============    ==============    ==============

NET ASSETS consist of:
  Paid-in capital                                              $   28,124,444    $   26,717,082    $  104,379,351
  Undistributed (overdistributed) net investment income                40,551                 -           (13,604)
  Accumulated net investment loss                                           -           (83,076)                -
  Accumulated net realized gain (loss)                                687,686           806,749        (6,194,325)
  Net unrealized appreciation (depreciation) on:
   Investments                                                      7,276,762         5,043,592        19,061,367
   Foreign currency translations                                            -                 -             7,201
   Foreign capital gains tax                                                -                 -          (226,952)
                                                               --------------    --------------    --------------
  NET ASSETS                                                   $   36,129,443    $   32,484,347    $  117,013,038
                                                               ==============    ==============    ==============
  Shares of capital stock outstanding                               2,613,254         2,464,265         9,286,954
                                                               ==============    ==============    ==============
  Net asset value, offering and redemption price per share     $        13.83    $        13.18    $        12.60
                                                               ==============    ==============    ==============

                 See Accompanying Notes to Financial Statements

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2004 (Unaudited)

                                                                CMG ENHANCED          CMG               CMG
                                                                 S&P 500(R)        LARGE CAP          LARGE CAP
                                                                 INDEX FUND      VALUE FUND(a)     GROWTH FUND(a)
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME:
   Income:
     Dividends                                                 $      314,939    $      178,025    $       62,571
     Interest                                                           2,341             7,423             4,761
     Foreign withholding tax                                                -              (256)                -
                                                               --------------    --------------    --------------
        Total income                                                  317,280           185,192            67,332
                                                               --------------    --------------    --------------
   Expenses:
     Investment advisory fee                                           44,938            44,254            46,458
     Trustees' fees                                                     1,495             1,129             1,129
     Audit fee                                                         10,313             9,857             9,857
     Trustee legal counsel fees                                         2,710             2,164             2,163
                                                               --------------    --------------    --------------
        Total expenses                                                 59,456            57,404            59,607
     Expense reimbursement from Investment Advisor                    (14,518)          (13,150)          (13,149)
                                                               --------------    --------------    --------------
        Net expenses                                                   44,938            44,254            46,458
                                                               --------------    --------------    --------------
   Net investment income (loss)                                       272,342           140,938            20,874
                                                               --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
     Investments                                                      283,378           (14,170)         (315,493)
     Foreign currency transactions                                          -                 -                 -
                                                               --------------    --------------    --------------
        Net realized gain (loss)                                      283,378           (14,170)         (315,493)
                                                               --------------    --------------    --------------
  Net change in unrealized appreciation/depreciation on:
     Investments                                                    5,037,501         2,966,129         2,417,949
     Foreign currency translations                                          -                 -                 -
     Foreign capital gains tax                                              -                 -                 -
                                                               --------------    --------------    --------------
        Net change in unrealized appreciation/depreciation          5,037,501         2,966,129         2,417,949
                                                               --------------    --------------    --------------
  Net gain                                                          5,320,879         2,951,959         2,102,456
                                                               --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS                   $    5,593,221    $    3,092,897    $    2,123,330
                                                               --------------    --------------    --------------

(a) The Fund commenced investment operations on September 10, 2003.

                 See Accompanying Notes to Financial Statements

                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND

                                                                    CMG               CMG               CMG
                                                                   MID CAP          MID CAP          SMALL/MID
                                                                 VALUE FUND       GROWTH FUND         CAP FUND
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME:
   Income:
     Dividends                                                 $       51,288    $       10,393    $       86,776
     Interest                                                           3,490             2,033             7,352
     Foreign withholding tax                                                -               (28)             (452)
                                                               --------------    --------------    --------------
        Total income                                                   54,778            12,398            93,676
                                                               --------------    --------------    --------------
   Expenses:
     Investment advisory fee                                           33,288            30,144           291,629
     Trustees' fees                                                     1,048             1,358             1,503
     Audit fee                                                         11,149            11,149            14,314
     Trustee legal counsel fees                                         2,165             2,164             3,066
                                                               --------------    --------------    --------------
        Total expenses                                                 47,650            44,815           310,512
     Expense reimbursement from Investment Advisor                    (14,362)          (14,671)          (18,883)
                                                               --------------    --------------    --------------
        Net expenses                                                   33,288            30,144           291,629
                                                               --------------    --------------    --------------
   Net investment income (loss)                                        21,490           (17,746)         (197,953)
                                                               --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
     Investments                                                       11,360           (42,034)        6,749,578
     Foreign currency transactions                                          -                 -                 -
                                                               --------------    --------------    --------------
        Net realized gain (loss)                                       11,360           (42,034)        6,749,578
                                                               --------------    --------------    --------------
  Net change in unrealized appreciation/depreciation on:
     Investments                                                    1,441,563         1,116,471         5,289,690
     Foreign currency translations                                          -                 -                 -
     Foreign capital gains tax                                              -                 -                 -
                                                               --------------    --------------    --------------
        Net change in unrealized appreciation/depreciation          1,441,563         1,116,471         5,289,690
                                                               --------------    --------------    --------------
  Net gain                                                          1,452,923         1,074,437        12,039,268
                                                               --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS                   $    1,474,413    $    1,056,691    $   11,841,315
                                                               --------------    --------------    --------------

                                                                    CMG                CMG              CMG
                                                                 SMALL CAP         SMALL CAP       INTERNATIONAL
                                                                 VALUE FUND        GROWTH FUND       STOCK FUND
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME:
   Income:
     Dividends                                                 $      278,104    $       17,144    $      533,288
     Interest                                                           2,062             4,850            20,033
     Foreign withholding tax                                                -                 -           (56,743)
                                                               --------------    --------------    --------------
        Total income                                                  280,166            21,994           496,578
                                                               --------------    --------------    --------------
   Expenses:
     Investment advisory fee                                          120,051           105,070           332,882
     Trustees' fees                                                     1,049             1,049             3,533
     Audit fee                                                         11,149            11,149            14,578
     Trustee legal counsel fees                                         2,171             2,011             2,697
                                                               --------------    --------------    --------------
        Total expenses                                                134,420           119,279           353,690
     Expense reimbursement from Investment Advisor                    (14,369)          (14,209)          (20,808)
                                                               --------------    --------------    --------------
        Net expenses                                                  120,051           105,070           332,882
                                                               --------------    --------------    --------------
   Net investment income (loss)                                       160,115           (83,076)          163,696
                                                               --------------    --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FOREIGN CAPITAL GAINS TAX:
  Net realized gain (loss) on:
     Investments                                                    1,129,148         1,862,319         2,886,022
     Foreign currency transactions                                          -                 -           (75,533)
                                                               --------------    --------------    --------------
        Net realized gain (loss)                                    1,129,148         1,862,319         2,810,489
                                                               --------------    --------------    --------------
  Net change in unrealized appreciation/depreciation on:
     Investments                                                    5,344,916         3,428,191        14,841,684
     Foreign currency translations                                          -                 -             6,991
     Foreign capital gains tax                                              -                 -          (181,295)
                                                               --------------    --------------    --------------
        Net change in unrealized appreciation/depreciation          5,344,916         3,428,191        14,667,380
                                                               --------------    --------------    --------------
  Net gain                                                          6,474,064         5,290,510        17,477,869
                                                               --------------    --------------    --------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS                   $    6,634,179    $    5,207,434    $   17,641,565
                                                               --------------    --------------    --------------

                 See Accompanying Notes to Financial Statements

                       CMG ENHANCED S&P 500(R) INDEX FUND
                           Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             CMG ENHANCED
                                                                                              S&P 500(R)
                                                                                              INDEX FUND
                                                                                   --------------------------------
                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                       ENDED          PERIOD ENDED
                                                                                     JANUARY 31,        JULY 31,
                                                                                        2004            2003 (a)
                                                                                   --------------    --------------
Operations:
   Net investment income                                                           $      272,342    $       14,758
   Net realized gain on investments                                                       283,378             3,535
   Net change in unrealized appreciation/depreciation on investments                    5,037,501           101,175
                                                                                   --------------    --------------
   Net increase from operations                                                         5,593,221           119,468

Distributions declared to shareholders:
   From net investment income                                                            (232,474)                -
   From net realized gains                                                                (40,302)                -
                                                                                   --------------    --------------
   Total distributions declared to shareholders                                          (272,776)                -
Net capital shares transactions                                                        46,820,425         9,015,000
                                                                                   --------------    --------------
Net increase in net assets                                                             52,140,870         9,134,468

NET ASSETS:
Beginning of period                                                                     9,134,468                 -
                                                                                   --------------    --------------
End of period                                                                      $   61,275,338    $    9,134,468
                                                                                   ==============    ==============
Undistributed net investment income                                                $       54,626    $       14,758
                                                                                   ==============    ==============

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements

                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           CMG              CMG                        CMG
                                                        LARGE CAP        LARGE CAP                   MID CAP
                                                       VALUE FUND       GROWTH FUND                 VALUE FUND
                                                     --------------    --------------    ------------------------------
                                                                                          (UNAUDITED)
                                                      (UNAUDITED)        (UNAUDITED)       SIX MONTHS
                                                      PERIOD ENDED      PERIOD ENDED         ENDED         PERIOD ENDED
                                                       JANUARY 31,       JANUARY 31,       JANUARY 31,       JULY 31,
                                                        2004 (a)          2004 (a)            2004           2003 (b)
                                                     --------------    --------------    --------------    ------------
Operations:
   Net investment income                             $      140,938    $       20,874    $       21,490    $      1,986
   Net realized gain (loss) on
     investments                                            (14,170)         (315,493)           11,360           2,240
   Net change in unrealized
     appreciation/depreciation
     on investments                                       2,966,129         2,417,949         1,441,563         107,567
                                                     --------------    --------------    --------------    ------------
   Net increase from operations                           3,092,897         2,123,330         1,474,413         111,793

Distributions declared to shareholders:
   From net investment income                               (82,818)          (25,964)          (25,250)              -
   From net realized gains                                        -                 -            (2,382)              -
                                                     --------------    --------------    --------------    ------------
   Total distributions declared
     to shareholders                                        (82,818)          (25,964)          (27,632)              -

Net capital shares transactions                          35,173,053        37,841,980        11,324,982       2,539,150
                                                     --------------    --------------    --------------    ------------

Net increase in net assets                               38,183,132        39,939,346        12,771,763       2,650,943

NET ASSETS:
Beginning of period                                               -                 -         2,650,943               -
                                                     --------------    --------------    --------------    ------------
End of period                                        $   38,183,132    $   39,939,346    $   15,422,706    $  2,650,943
                                                     ==============    ==============    ==============    ============
Undistributed (overdistributed)
   net investment income                             $       58,120    $       (5,090)   $       (1,774)   $      1,986
                                                     ==============    ==============    ==============    ============

(a) The Fund commenced investment operations on September 10, 2003.
(b) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements

                             CMG MID CAP GROWTH FUND
                           Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 CMG
                                                                                               MID CAP
                                                                                             GROWTH FUND
                                                                                   --------------------------------
                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                       ENDED          PERIOD ENDED
                                                                                     JANUARY 31,        JULY 31,
                                                                                        2004            2003 (a)
                                                                                   --------------    --------------
Operations:
   Net investment loss                                                             $      (17,746)   $       (1,676)
   Net realized gain (loss) on investments                                                (42,034)            4,190
   Net change in unrealized appreciation/depreciation on investments                    1,116,471           116,349
                                                                                   --------------    --------------
   Net increase from operations                                                         1,056,691           118,863

Distributions declared to shareholders:
   From net realized gains                                                                 (6,845)                -
                                                                                   --------------    --------------
Net capital shares transactions                                                        10,810,697         2,042,300
                                                                                   --------------    --------------
Net increase in net assets                                                             11,860,543         2,161,163

NET ASSETS:
Beginning of period                                                                     2,161,163                 -
                                                                                   --------------    --------------
End of period                                                                      $   14,021,706    $    2,161,163
                                                                                   ==============    ==============
Accumulated net investment loss                                                    $      (17,746)   $            -
                                                                                   ==============    ==============

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements

                             CMG SMALL/MID CAP FUND
                           Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      CMG
                                                                                   SMALL/MID
                                                                                   CAP FUND
                                                               --------------------------------------------------
                                                                (UNAUDITED)
                                                                 SIX MONTHS
                                                                   ENDED          PERIOD ENDED      YEAR ENDED
                                                                 JANUARY 31,        JULY 31,        OCTOBER 31,
                                                                   2004             2003 (a)           2002
                                                               --------------    --------------    --------------
Operations:
   Net investment loss                                         $     (197,953)   $     (234,660)   $     (287,809)
   Net realized gain (loss) on investments                          6,749,578            98,697       (11,733,008)
   Net change in unrealized appreciation/depreciation
     on investments                                                 5,289,690        12,048,506         1,504,894
                                                               --------------    --------------    --------------
   Net increase (decrease) from operations                         11,841,315        11,912,543       (10,515,923)

Net capital shares transactions                                    (7,139,943)        7,244,525        15,893,745
                                                               --------------    --------------    --------------
Net increase in net assets                                          4,701,372        19,157,068         5,377,822

NET ASSETS:
Beginning of period                                                73,925,847        54,768,779        49,390,957
                                                               --------------    --------------    --------------
End of period                                                  $   78,627,219    $   73,925,847    $   54,768,779
                                                               ==============    ==============    ==============
Undistributed net investment income                            $            -    $       25,825    $       21,326
                                                               =============     ==============    ==============
Accumulated net investment loss                                $     (172,128)   $            -    $            -
                                                               ==============    ==============    ==============

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          Portfolios of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    CMG                                CMG
                                                                 SMALL CAP                          SMALL CAP
                                                                VALUE FUND                         GROWTH FUND
                                                     --------------------------------    ------------------------------
                                                       (UNAUDITED)                        (UNAUDITED)
                                                       SIX MONTHS                          SIX MONTHS
                                                          ENDED         PERIOD ENDED         ENDED         PERIOD ENDED
                                                       JANUARY 31,         JULY 31,        JANUARY 31,       JULY 31,
                                                         2004              2003 (a)           2004           2003 (a)
                                                     --------------    --------------    --------------    ------------
Operations:
   Net investment income (loss)                      $      160,115    $       26,809    $      (83,076)   $    (25,882)
   Net realized gain on
     investments                                          1,129,148           115,873         1,862,319         823,948
   Net change in unrealized
     appreciation/depreciation
     on investments                                       5,344,916         1,931,846         3,428,191       1,615,401
                                                     --------------    --------------    --------------    ------------
   Net increase from operations                           6,634,179         2,074,528         5,207,434       2,413,467

Distributions declared to shareholders:
   From net investment income                              (146,373)                -                 -               -
   From net realized gains                                 (557,335)                -        (1,853,636)              -
                                                     --------------    --------------    --------------    ------------
   Total distributions declared
     to shareholders                                       (703,708)                -        (1,853,636)              -

Net capital shares transactions                           8,842,644        19,281,800         8,124,347      18,592,735
                                                     --------------    --------------    --------------    ------------
Net increase in net assets                               14,773,115        21,356,328        11,478,145      21,006,202

NET ASSETS:
Beginning of period                                      21,356,328                 -        21,006,202               -
                                                     --------------    --------------    --------------    ------------
End of period                                        $   36,129,443    $   21,356,328    $   32,484,347    $ 21,006,202
                                                     ==============    ==============    ==============    ============
Undistributed net investment income                  $       40,551    $       26,809    $            -    $          -
                                                     ==============    ==============    ==============    ============
Accumulated net investment loss                      $            -    $            -    $      (83,076)   $          -
                                                     ==============    ==============    ==============    ============

(a) The Fund commenced investment operations on May 5, 2003.

                 See Accompanying Notes to Financial Statements

                          CMG INTERNATIONAL STOCK FUND
                           Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      CMG
                                                                                 INTERNATIONAL
                                                                                   STOCK FUND
                                                               --------------------------------------------------
                                                                (UNAUDITED)
                                                                SIX MONTHS
                                                                   ENDED          PERIOD ENDED      YEAR ENDED
                                                                JANUARY 31,         JULY 31,         OCTOBER 31,
                                                                   2004             2003 (a)           2002
                                                               --------------    --------------    --------------
Operations:
   Net investment income                                       $      163,696    $      403,458    $       48,664
   Net realized gain (loss) on investments,
     foreign currency transactions and
     foreign capital gains tax                                      2,810,489        (1,950,231)       (3,433,114)
   Net change in unrealized appreciation/depreciation
     on investments, foreign currency translations and
     foreign capital gains tax                                     14,667,380         5,770,512            68,234
                                                               --------------    --------------    --------------
   Net increase (decrease) from operations                         17,641,565         4,223,739        (3,316,216)

Distributions declared to shareholders:
   From net investment income                                        (529,435)          (92,056)          (69,418)
                                                               --------------    --------------    --------------

Net capital shares transactions                                    41,413,215        33,740,397         3,448,057
                                                               --------------    --------------    --------------

Net increase in net assets                                         58,525,345        37,872,080            62,423

NET ASSETS:
Beginning of period                                                58,487,693        20,615,613        20,553,190
                                                               --------------    --------------    --------------
End of period                                                  $  117,013,038    $   58,487,693    $   20,615,613
                                                               ==============    ==============    ==============
Undistributed (overdistributed) net
   investment income                                           $      (13,604)   $      352,135    $       84,225
                                                               ==============    ==============    ==============

(a) The Fund changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2004 (Unaudited)

NOTE 1. ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

                 CMG Enhanced S&P 500(R) Index Fund
                 CMG Large Cap Value Fund
                 CMG Large Cap Growth Fund
                 CMG Mid Cap Value Fund
                 CMG Mid Cap Growth Fund
                 CMG Small/Mid Cap Fund
                 CMG Small Cap Value Fund
                 CMG Small Cap Growth Fund
                 CMG International Stock Fund

INVESTMENT GOALS. The CMG Enhanced S&P 500(R) Index Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500 Composite Stock Index (the "S&P 500"). The CMG Large Cap Value Fund and CMG Large Cap Growth Fund seek long-term growth by investing primarily in large capitalization equities. The CMG Mid Cap Value Fund and CMG Mid Cap Growth Fund seek long-term growth by investing in middle capitalization equities. The CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. The CMG Small Cap Value Fund and CMG Small Cap Growth Fund seek long-term growth by investing in small capitalization equities. The CMG International Stock Fund seeks long-term capital appreciation.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while each Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FOREIGN CAPITAL GAINS TAX. Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the rate appropriate for each jurisdiction.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 3. FEDERAL TAX INFORMATION:

The tax character of distributions paid during the period ended July 31, 2003 and the year ended October 31, 2002 was as follows:

                                   CMG INTERNATIONAL STOCK FUND
                                 -------------------------------
                                  PERIOD ENDED      YEAR ENDED
                                 JULY 31, 2003   OCTOBER 31, 2002
                                 --------------  ----------------
Distributions paid from:
   Ordinary income*              $       92,056  $         69,418
   Long-term capital gains                   --                --
                                 --------------  ----------------
                                 $       92,056  $         69,418
                                 ==============  ================

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2004, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

                                                                                             NET
                                                 UNREALIZED          UNREALIZED          UNREALIZED
                                                APPRECIATION        DEPRECIATION        APPRECIATION
                                               -------------       ------------        -------------
CMG Enhanced S&P 500(R) Index Fund             $   5,733,491       $   (594,815)       $   5,138,676
CMG Large Cap Value Fund                           3,128,435           (162,306)           2,966,129
CMG Large Cap Growth Fund                          2,836,608           (418,659)           2,417,949
CMG Mid Cap Value Fund                             1,653,924           (104,794)           1,549,130
CMG Mid Cap Growth Fund                            1,436,458           (203,638)           1,232,820
CMG Small/Mid Cap Fund                            19,367,169           (737,958)          18,629,211
CMG Small Cap Value Fund                           7,723,218           (446,456)           7,276,762
CMG Small Cap Growth Fund                          5,854,452           (810,860)           5,043,592
CMG International Stock Fund                      20,051,365           (989,998)          19,061,367

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                    YEAR OF EXPIRATION
                                 ---------------------------------------------------------
                                     2009           2010           2011          TOTAL
                                 ------------   ------------   ------------   ------------
CMG Small/Mid Cap Fund           $ 11,372,398   $ 11,756,670   $     55,830   $ 23,184,898
CMG International Stock Fund        3,488,300      3,440,479      1,639,666      8,568,445

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston") is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. Investment advisory fees are paid monthly to Columbia at the following annual rates based on average daily net assets:

                 CMG Enhanced S&P 500(R) Index Fund             0.25%
                 CMG Large Cap Value Fund                       0.50%
                 CMG Large Cap Growth Fund                      0.50%
                 CMG Mid Cap Value Fund                         0.70%
                 CMG Mid Cap Growth Fund                        0.70%
                 CMG Small/Mid Cap Fund                         0.75%
                 CMG Small Cap Value Fund                       0.80%
                 CMG Small Cap Growth Fund                      0.80%
                 CMG International Stock Fund                   0.75%

FleetBoston has entered into an agreement with Bank of America Corporation ("BOA") to merge the two financial services companies. On March 17, 2004, the shareholders of FleetBoston and BOA voted to approve the merger. The transaction is expected to be completed in the second quarter of 2004.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Funds are not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Funds. The transfer agent fees for the Funds are included in the unified fee.

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has contractually agreed to reimburse the Funds until March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

                 CMG Enhanced S&P 500(R) Index Fund             0.25%
                 CMG Large Cap Value Fund                       0.50%
                 CMG Large Cap Growth Fund                      0.50%
                 CMG Mid Cap Value Fund                         0.70%
                 CMG Mid Cap Growth Fund                        0.70%
                 CMG Small/Mid Cap Fund                         0.75%
                 CMG Small Cap Value Fund                       0.80%
                 CMG Small Cap Growth Fund                      0.80%
                 CMG International Stock Fund                   0.75%

FEES PAID TO OFFICERS AND TRUSTEES. Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other trustees and officers receive no compensation from the Funds.

NOTE 5. PORTFOLIO INFORMATION:

For the six months ended January 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                  U.S. GOVERNMENT SECURITIES   OTHER INVESTMENT SECURITIES
                                 ---------------------------   ---------------------------
                                   PURCHASES       SALES        PURCHASES         SALES
                                 ------------   ------------   ------------   ------------
CMG Enhanced S&P 500(R)
  Index Fund                     $    429,038   $         --   $ 56,588,505   $  9,531,883
CMG Large Cap Value Fund                   --             --     39,036,288      3,607,869
CMG Large Cap Growth Fund                  --             --     52,455,532     14,828,991
CMG Mid Cap Value Fund                     --             --     11,565,787        611,585
CMG Mid Cap Growth Fund                    --             --     14,831,113      4,414,795
CMG Small/Mid Cap Fund                     --             --     40,470,030     48,346,932
CMG Small Cap Value Fund                   --             --     16,072,759      7,580,201
CMG Small Cap Growth Fund                  --             --     17,017,766     11,177,487
CMG International Stock Fund               --             --     68,549,223     28,609,721

NOTE 6. CAPITAL STOCK ACTIVITY:

Transactions of capital shares were as follows:

                                                       CMG ENHANCED S&P 500(R) INDEX FUND
                                                     --------------------------------------
                                                      SIX MONTHS ENDED      PERIOD ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (a)
                                                     -----------------    -----------------
SHARES:
  Shares sold                                                4,215,201              851,673
  Shares issued for reinvestment of dividends                    2,509                   --
  Less shares redeemed                                         (52,922)                  --
                                                     -----------------    -----------------
  Net increase in shares                                     4,164,788              851,673
                                                     =================    =================

AMOUNTS:
  Sales                                              $      47,432,930    $       9,015,000
  Reinvestment of dividends                                     29,758                   --
  Less redemptions                                            (642,263)                  --
                                                     -----------------    -----------------
  Net increase                                       $      46,820,425    $       9,015,000
                                                     =================    =================

                                                         CMG LARGE CAP
                                                          VALUE FUND
                                                     --------------------
                                                        PERIOD ENDED
                                                     JANUARY 31, 2004 (b)
                                                     --------------------
SHARES:
  Shares sold                                                3,638,927
  Shares issued for reinvestment of dividends                    1,333
  Less shares redeemed                                        (176,059)
                                                     -----------------
  Net increase in shares                                     3,464,201
                                                     =================

AMOUNTS:
  Sales                                              $      36,999,779
  Reinvestment of dividends                                     14,274
  Less redemptions                                          (1,841,000)
                                                     -----------------
  Net increase                                       $      35,173,053
                                                     =================

                                                        CMG LARGE CAP
                                                         GROWTH FUND
                                                     --------------------
                                                         PERIOD ENDED
                                                     JANUARY 31, 2004 (b)
                                                     --------------------
SHARES:
  Shares sold                                                3,840,948
  Shares issued for reinvestment of dividends                      399
  Less shares redeemed                                        (145,253)
                                                     -----------------
  Net increase in shares                                     3,696,094
                                                     =================

AMOUNTS:
  Sales                                              $      39,353,912
  Reinvestment of dividends                                      4,175
  Less redemptions                                          (1,516,107)
                                                     -----------------
  Net increase                                       $      37,841,980
                                                     =================

                                                             CMG MID CAP VALUE FUND
                                                     --------------------------------------
                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (a)
                                                     -----------------    -----------------
SHARES:
  Shares sold                                                1,017,801              248,038
  Shares issued for reinvestment of dividends                      336                    -
  Less shares redeemed                                         (22,383)                   -
                                                     -----------------    -----------------
  Net increase in shares                                       995,754              248,038
                                                     =================    =================

AMOUNTS:
  Sales                                              $      11,588,937    $       2,539,150
  Reinvestment of dividends                                      4,042                    -
  Less redemptions                                            (267,997)                   -
                                                     -----------------    -----------------
  Net increase                                       $      11,324,982    $       2,539,150
                                                     =================    =================

                                                             CMG MID CAP VALUE FUND
                                                     --------------------------------------
                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (a)
                                                     -----------------    -----------------
SHARES:
  Shares sold                                                  948,164              197,710
  Shares issued for reinvestment of dividends                      242                    -
  Less shares redeemed                                         (19,221)                   -
                                                     -----------------    -----------------
  Net increase in shares                                       929,185              197,710
                                                     =================    =================

AMOUNTS:
  Sales                                              $      11,041,299    $       2,042,300
  Reinvestment of dividends                                      2,911                    -
  Less redemptions                                            (233,513)                   -
                                                     -----------------    -----------------
  Net increase                                       $      10,810,697    $       2,042,300
                                                     =================    =================

                                                                       CMG SMALL/MID CAP FUND
                                                     -----------------------------------------------------------
                                                      SIX MONTHS ENDED      PERIOD ENDED           YEAR ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (c)     OCTOBER 31, 2002
                                                     -----------------    -----------------    -----------------
SHARES:
  Shares sold                                                  288,413            1,296,527            2,797,021
  Less shares redeemed                                      (1,064,773)            (262,053)          (1,096,189)
                                                     -----------------    -----------------    -----------------
  Net increase (decrease) in shares                           (776,360)           1,034,474            1,700,832
                                                     =================    =================    =================

AMOUNTS:
  Sales                                              $       2,505,162    $       9,106,124    $      23,551,961
  Less redemptions                                          (9,645,105)          (1,861,599)          (7,658,216)
                                                     -----------------    -----------------    -----------------
  Net increase (decrease)                            $      (7,139,943)   $       7,244,525    $      15,893,745
                                                     =================    =================    =================

                                                             CMG SMALL CAP VALUE FUND
                                                     --------------------------------------
                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (a)
                                                     -----------------    -----------------
SHARES:
  Shares sold                                                1,104,823            1,931,086
  Shares issued for reinvestment of dividends                   33,618                    -
  Less shares redeemed                                        (416,044)             (40,229)
                                                     -----------------    -----------------
  Net increase in shares                                       722,397            1,890,857
                                                     =================    =================

AMOUNTS:
  Sales                                              $      13,665,245    $      19,724,518
  Reinvestment of dividends                                    445,442                    -
  Less redemptions                                          (5,268,043)            (442,718)
                                                     -----------------    -----------------
  Net increase                                       $       8,842,644    $      19,281,800
                                                     =================    =================

                                                            CMG SMALL CAP GROWTH FUND
                                                     --------------------------------------
                                                      SIX MONTHS ENDED       PERIOD ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (a)
                                                     -----------------    -----------------
SHARES:
  Shares sold                                                  819,691            1,873,343
  Shares issued for reinvestment of dividends                  100,382                    -
  Less shares redeemed                                        (277,419)             (51,732)
                                                     -----------------    -----------------
  Net increase in shares                                       642,654            1,821,611
                                                     =================    =================

AMOUNTS:
  Sales                                              $      10,393,256    $      19,177,304
  Reinvestment of dividends                                  1,248,755                    -
  Less redemptions                                          (3,517,664)            (584,569)
                                                     -----------------    -----------------
  Net increase                                       $       8,124,347    $      18,592,735
                                                     =================    =================

                                                                   CMG INTERNATIONAL STOCK FUND
                                                     -----------------------------------------------------------
                                                      SIX MONTHS ENDED      PERIOD ENDED           YEAR ENDED
                                                      JANUARY 31, 2004    JULY 31, 2003 (c)     OCTOBER 31, 2002
                                                     -----------------    -----------------    -----------------
SHARES:
  Shares sold                                                3,887,957            3,755,927              944,395
  Shares issued for reinvestment of dividends                   27,705                9,466                6,392
  Less shares redeemed                                        (288,955)            (317,061)            (710,896)
                                                     -----------------    -----------------    -----------------
  Net increase in shares                                     3,626,707            3,448,332              239,891
                                                     =================    =================    =================

AMOUNTS:
  Sales                                              $      44,648,435    $      36,683,376    $      10,312,316
  Reinvestment of dividends                                    330,247               86,707               69,418
  Less redemptions                                          (3,565,467)          (3,029,686)          (6,933,677)
                                                     -----------------    -----------------    -----------------
  Net increase                                       $      41,413,215    $      33,740,397    $       3,448,057
                                                     =================    =================    =================

  (a)  The Fund commenced investment operations on May 5, 2003.
  (b)  The Fund commenced investment operations on September 10, 2003.
  (c)  The Fund changed its fiscal year end from October 31 to July 31.

NOTE 7. LINE OF CREDIT:

The Funds participate in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by Columbia. The uncommitted line of credit expires on July 2, 2004. For the six months ended January 31, 2004, the Funds did not borrow under this arrangement.

NOTE 8. SHARES OF BENEFICIAL INTEREST:

As of January 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                                               NUMBER OF                 % OF SHARES
                                             SHAREHOLDERS              OUTSTANDING HELD
                                             ------------              ----------------
CMG Enhanced S&P 500(R) Index Fund                 5                        65.79%
CMG Large Cap Value Fund                           6                        66.91%
CMG Large Cap Growth Fund                          5                        58.22%
CMG Mid Cap Value Fund                             5                        40.54%
CMG Mid Cap Growth Fund                            5                        42.87%
CMG Small/Mid Cap Fund                            10                        89.63%
CMG Small Cap Value Fund                           7                        64.44%
CMG Small Cap Growth Fund                          6                        61.36%
CMG International Stock Fund                       4                        32.71%

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

FOREIGN SECURITIES. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

INDUSTRY FOCUS. The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, and Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 10. COMPARABILITY OF FINANCIAL STATEMENTS:

On January 29, 2003, the Board of Trustees approved a change in the fiscal year ends of the CMG Small/Mid Cap Fund and CMG International Stock Fund from October 31 to July 31.

                           Shareholder Meeting Results

On October 7, 2003, a Special Meeting of Shareholders of CMG Fund Trust was held to conduct a vote for and against the approval of the Item listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:

PROPOSAL 1.

Election of the following Trustees:

     Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville, Richard L. Woolworth, William E. Mayer and Joseph R. Palombo:

Total shares in favor of proposal:                          55,945,086

Total shares against or abstaining proposal:                   131,926

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                        BOSTON, MASSACHUSETTS 02266-8081


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                CMC-02/094R-0204 (03/04) C04/041

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-547-1037 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INC. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-547-1037 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

The manager's views contained in this report are subject to change at any time, based on market and other considerations. Portfolio changes should not be considered recommendations for action by individual investors.

Funds distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP LOGO]

A FLEETBOSTON FINANCIAL COMPANY

                               CMG SMALL CAP FUND
                          A PORTFOLIO OF CMG FUND TRUST

                                SEMIANNUAL REPORT
                                JANUARY 31, 2004

                                                 NOT FDIC     MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.     INSURED    NO BANK GUARANTEE

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Small Cap Fund. The fund returned 22.51% for the six-month period ended January 31, 2004, which exceeded the Russell 2000 Growth Index return of 21.81%. However, the fund's return was slightly lower than the 22.67% return of the Russell 2000 Index for the same period. The fund benefited from its emphasis on technology stocks, which posted strong gains during the period, and from stock selection in the energy sector. However, our emphasis on companies with current earnings limited our performance relative to the index, since the best performance during the period was generated by companies without current earnings. Investors were far more willing to take on risk as war worries dissolved and economic recovery came into focus.

With the end of major military action in Iraq and an economy on the mend, the US stock market moved sharply higher during the six-month reporting period. Small caps were the greatest beneficiaries of the trend. Investors favored small caps on the expectation that they had more to gain in an improving economy. And, they favored sectors that were likely to benefit from a stronger economy. The fund was positioned to capitalize on both trends.

During this six-month period, the fund's strongest gains came from many of the same technology stocks that had been hit hard during the three-year bear market. Technology companies benefited from stronger demand as the economy improved. Among the fund's technology holdings, Cognizant Technology Solutions, Aspect Communications and F5 Networks (0.5%, 1.0% and 0.5% of net assets, respectively) performed well.

Relative to the Russell 2000 Growth Index, the fund held an above-average position in energy this period. Our stock selection within this sector not only performed better than the index's sector holdings, but also made a positive contribution to fund performance relative to the index. The fund invested in the types of companies that did best within the sector-energy producers and energy service companies. Energy, in general, benefited as cold weather and global economic growth resulted in higher demand for oil and gas. Energy producers and service companies were the primary beneficiaries of these trends, as higher demand resulted in higher commodity prices and the expectation of increased drilling activities. These factors favored investments such as XTO Energy, National-Oilwell and Chesapeake Energy (1.1%, 0.9% and 0.9% of net assets, respectively), which were strong performers for the fund.

The fund's health care stocks underperformed during the period. Although the health care component of the Russell 2000 Growth Index was up 20% for the period, the fund's health care stocks advanced just 14%. The fund was hurt by its emphasis on high-quality companies with track records of consistent earnings growth during a period when more speculative companies were the sector's top performers. However, we believe our strategy will benefit the fund in the long-term. The fund was also hurt by its holdings of First Health Group, which declined sharply in the face of strong competition from a major health maintenance organization. We sold the stock before the end of the period and took a loss on the sale.

At the end of the period, the fund was positioned to take advantage of an improving economy. We maintained our emphasis on technology companies, because their prospects are closely linked to economic growth. However, in light of the strong run-up in small-cap stock prices, we do not expect returns in 2004 to match the returns of 2003. We believe that investors are likely to become more selective-and more demanding of revenue and earnings growth to justify higher stock prices. As a result, we have focused on companies with reasonable valuations as well as growth prospects in order to manage the fund's overall risk exposure.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     Amphenol                                       2.5
     Education Management                           2.0
     Fair Isaac                                     1.9
     Polycom                                        1.7
     Electronics for Imaging                        1.7
     Autoliv                                        1.6
     OM Group                                       1.5
     Henry Schein                                   1.5
     Renal Care Group                               1.3
     AVX                                            1.3

We appreciate your continued confidence in CMG Small Cap Fund.

The Columbia Investment Team
January 31, 2004

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 1, 1994 TO JANUARY 31, 2004

                  CMG SMALL CAP FUND     RUSSELL 2000 INDEX    RUSSELL 2000 GROWTH INDEX
      2/1/1994   $             10,000   $             10,000   $                   10,000
     2/28/1994   $              9,953   $              9,964   $                    9,956
     3/31/1994   $              9,541   $              9,438   $                    9,344
     4/30/1994   $              9,552   $              9,494   $                    9,358
     5/31/1994   $              9,498   $              9,387   $                    9,149
     6/30/1994   $              9,242   $              9,068   $                    8,755
     7/31/1994   $              9,309   $              9,217   $                    8,880
     8/31/1994   $              9,702   $              9,730   $                    9,533
     9/30/1994   $              9,813   $              9,698   $                    9,574
    10/31/1994   $              9,931   $              9,660   $                    9,677
    11/30/1994   $              9,500   $              9,270   $                    9,285
    12/31/1994   $              9,804   $              9,519   $                    9,505
     1/31/1995   $              9,567   $              9,399   $                    9,312
     2/28/1995   $              9,996   $              9,790   $                    9,741
     3/31/1995   $             10,272   $              9,959   $                   10,027
     4/30/1995   $             10,377   $             10,180   $                   10,178
     5/31/1995   $             10,538   $             10,355   $                   10,312
     6/30/1995   $             11,163   $             10,892   $                   11,022
     7/31/1995   $             11,844   $             11,520   $                   11,881
     8/31/1995   $             12,013   $             11,758   $                   12,027
     9/30/1995   $             12,430   $             11,969   $                   12,275
    10/31/1995   $             12,170   $             11,434   $                   11,671
    11/30/1995   $             12,846   $             11,914   $                   12,185
    12/31/1995   $             13,371   $             12,228   $                   12,456
     1/31/1996   $             13,364   $             12,215   $                   12,352
     2/29/1996   $             13,978   $             12,596   $                   12,916
     3/31/1996   $             14,201   $             12,853   $                   13,171
     4/30/1996   $             15,558   $             13,541   $                   14,183
     5/31/1996   $             16,507   $             14,074   $                   14,911
     6/30/1996   $             15,506   $             13,496   $                   13,941
     7/31/1996   $             14,191   $             12,318   $                   12,239
     8/31/1996   $             15,209   $             13,033   $                   13,145
     9/30/1996   $             16,152   $             13,543   $                   13,822
    10/31/1996   $             15,856   $             13,334   $                   13,226
    11/30/1996   $             16,250   $             13,884   $                   13,594
    12/31/1996   $             16,289   $             14,247   $                   13,859
     1/31/1997   $             16,956   $             14,532   $                   14,205
     2/28/1997   $             16,031   $             14,181   $                   13,347
     3/31/1997   $             14,949   $             13,511   $                   12,405
     4/30/1997   $             15,028   $             13,549   $                   12,261
     5/31/1997   $             16,694   $             15,056   $                   14,104
     6/30/1997   $             17,529   $             15,702   $                   14,582
     7/31/1997   $             18,867   $             16,432   $                   15,329
     8/31/1997   $             19,655   $             16,808   $                   15,789
     9/30/1997   $             21,273   $             18,039   $                   17,049
    10/31/1997   $             20,133   $             17,247   $                   16,024
    11/30/1997   $             19,666   $             17,135   $                   15,643
    12/31/1997   $             19,858   $             17,434   $                   15,652
     1/31/1998   $             19,092   $             17,159   $                   15,444
     2/28/1998   $             20,373   $             18,427   $                   16,807
     3/31/1998   $             21,919   $             19,186   $                   17,512
     4/30/1998   $             22,101   $             19,292   $                   17,619
     5/31/1998   $             20,236   $             18,252   $                   16,338
     6/30/1998   $             20,683   $             18,290   $                   16,504
     7/31/1998   $             19,806   $             16,809   $                   15,126
     8/31/1998   $             15,294   $             13,544   $                   11,635
     9/30/1998   $             16,515   $             14,605   $                   12,815
    10/31/1998   $             16,810   $             15,201   $                   13,484
    11/30/1998   $             17,785   $             15,997   $                   14,530
    12/31/1998   $             19,647   $             16,988   $                   15,845
     1/31/1999   $             19,437   $             17,214   $                   16,558
     2/28/1999   $             17,264   $             15,819   $                   15,043
     3/31/1999   $             17,606   $             16,066   $                   15,579
     4/30/1999   $             18,176   $             17,506   $                   16,954
     5/31/1999   $             18,591   $             17,761   $                   16,981
     6/30/1999   $             20,325   $             18,564   $                   17,876
     7/31/1999   $             20,862   $             18,055   $                   17,324
     8/31/1999   $             20,388   $             17,387   $                   16,676
     9/30/1999   $             20,751   $             17,391   $                   16,998
    10/31/1999   $             22,984   $             17,462   $                   17,433
    11/30/1999   $             26,181   $             18,505   $                   19,276
    12/31/1999   $             31,441   $             20,599   $                   22,674
     1/31/2000   $             31,642   $             20,268   $                   22,463
     2/29/2000   $             40,242   $             23,614   $                   27,690
     3/31/2000   $             38,878   $             22,058   $                   24,780
     4/30/2000   $             34,108   $             20,730   $                   22,277
     5/31/2000   $             32,375   $             19,521   $                   20,326
     6/30/2000   $             37,128   $             21,223   $                   22,952
     7/31/2000   $             34,072   $             20,540   $                   20,985
     8/31/2000   $             38,069   $             22,107   $                   23,192
     9/30/2000   $             36,394   $             21,457   $                   22,040
    10/31/2000   $             34,589   $             20,500   $                   20,250
    11/30/2000   $             30,372   $             18,395   $                   16,573
    12/31/2000   $             32,705   $             19,975   $                   17,587
     1/31/2001   $             33,153   $             21,016   $                   19,010
     2/28/2001   $             29,526   $             19,637   $                   16,403
     3/31/2001   $             27,126   $             18,677   $                   14,912
     4/30/2001   $             30,196   $             20,137   $                   16,738
     5/31/2001   $             30,420   $             20,633   $                   17,126
     6/30/2001   $             31,089   $             21,345   $                   17,594
     7/31/2001   $             29,469   $             20,190   $                   16,093
     8/31/2001   $             27,291   $             19,538   $                   15,087
     9/30/2001   $             22,993   $             16,908   $                   12,652
    10/31/2001   $             24,612   $             17,897   $                   13,869
    11/30/2001   $             26,342   $             19,282   $                   15,027
    12/31/2001   $             28,191   $             20,472   $                   15,963
     1/31/2002   $             27,297   $             20,259   $                   15,395
     2/28/2002   $             25,791   $             19,704   $                   14,399
     3/31/2002   $             27,578   $             21,288   $                   15,650
     4/30/2002   $             26,684   $             21,482   $                   15,312
     5/31/2002   $             25,678   $             20,528   $                   14,416
     6/30/2002   $             24,004   $             19,510   $                   13,194
     7/31/2002   $             20,598   $             16,564   $                   11,166
     8/31/2002   $             21,045   $             16,523   $                   11,160
     9/30/2002   $             20,096   $             15,336   $                   10,355
    10/31/2002   $             20,486   $             15,829   $                   10,879
    11/30/2002   $             21,713   $             17,240   $                   11,957
    12/31/2002   $             20,597   $             16,280   $                   11,132
     1/31/2003   $             20,541   $             15,829   $                   10,829
     2/28/2003   $             20,262   $             15,351   $                   10,540
     3/31/2003   $             20,653   $             15,549   $                   10,699
     4/30/2003   $             22,272   $             17,023   $                   11,711
     5/31/2003   $             24,281   $             18,850   $                   13,031
     6/30/2003   $             24,895   $             19,191   $                   13,282
     7/31/2003   $             25,789   $             20,392   $                   14,286
     8/31/2003   $             27,295   $             21,326   $                   15,054
     9/30/2003   $             26,514   $             20,932   $                   14,673
    10/31/2003   $             29,137   $             22,690   $                   15,941
    11/30/2003   $             29,807   $             23,496   $                   16,460
    12/31/2003   $             29,750   $             23,973   $                   16,534
     1/31/2004   $             31,601   $             25,011   $                   17,404

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                          (CUMULATIVE)
                            INCEPTION        6-MONTH       1-YEAR      5-YEAR    10-YEAR
CMG Small Cap Fund           08/30/89        22.51         53.80       10.20      12.19
Russell 2000 Index                           22.67         58.03        7.76       9.60
Russell 2000 Growth Index                    21.81         60.71        1.01       5.70

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                          (CUMULATIVE)
                            INCEPTION        6-MONTH       1-YEAR      5-YEAR    10-YEAR
CMG Small Cap Fund           08/30/89         19.51        44.44       8.65       11.93
Russell 2000 Index                            24.92        47.25       7.13        9.47
Russell 2000 Growth Index                     24.48        48.54       0.86        5.43

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks. The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS

              (For a Fund Share Outstanding Throughout Each Period)

                                                (UNAUDITED)
                                                SIX MONTHS           PERIOD
                                                   ENDED              ENDED            YEAR ENDED OCTOBER 31,
                                                JANUARY 31,          JULY 31,        -------------------------
                                                   2004              2003(a)            2002           2001
                                               -------------        ----------       ----------     ----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                   $        4.62        $     3.67       $     4.41     $    18.78
                                               -------------        ----------       ----------     ----------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment loss                                 (0.02)(c)         (0.02)(c)        (0.02)(c)      (0.01)
   Net realized and unrealized
     gain (loss) on investments                         1.06              0.97            (0.72)         (2.18)
                                               -------------        ----------       ----------     ----------
      Total from investment
      operations                                        1.04              0.95            (0.74)         (2.19)
                                               -------------        ----------       ----------     ----------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net realized gains                                 -                 -                -(d)      (12.18)
                                               -------------        ----------       ----------     ----------

NET ASSET VALUE, END OF PERIOD                 $        5.66        $     4.62       $     3.67     $     4.41
                                               =============        ==========       ==========     ==========

Total return (e)                                       22.51%(f)         25.89%(f)       (16.76)%       (28.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                                 $  359,614        $  293,924       $  227,874     $  283,521
Ratio of net expenses to
   average net assets (g)                               0.79%(h)          0.81%(h)         0.79%          0.82%
Ratio of net investment loss to
   average net assets (g)                             (0.63)%(h)        (0.55)%(h)        (0.49)%        (0.22)%
Portfolio turnover rate                                   71%(f)            89%(f)          120%           160%


                                                           YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------
                                                     2000          1999(b)        1998(b)
                                                  ----------     ----------     ----------
NET ASSET VALUE, BEGINNING
   OF PERIOD                                      $    13.59     $     9.96     $    13.60
                                                  ----------     ----------     ----------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment loss                                 (0.09)         (0.04)         (0.03)
   Net realized and unrealized
     gain (loss) on investments                         6.80           3.69          (2.21)
                                                  ----------     ----------     ----------
      Total from investment
      operations                                        6.71           3.65          (2.24)
                                                  ----------     ----------     ----------

LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
   From net realized gains                             (1.52)         (0.02)         (1.40)
                                                  ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                    $    18.78     $    13.59     $     9.96
                                                  ==========     ==========     ==========

Total return (e)                                       50.49%         36.70%        (16.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
   period (000's)                                 $  258,480     $  240,129     $  267,789
Ratio of net expenses to
   average net assets (g)                               0.79%          0.79%          0.77%
Ratio of net investment loss to
   average net assets (g)                              (0.39)%        (0.33)%        (0.20)%
Portfolio turnover rate                                  163%           186%           159%

(a)The Fund has changed its fiscal year end from October 31 to July 31.
(b)Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Rounds to less than $0.01 per share.
(e)Total return at net asset value assuming all distributions reinvested.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                        SHARES             VALUE
                                                                    ---------------   ---------------
Common Stocks (95.9%)
Consumer Discretionary (13.8%)
  Auto Components (3.3%)
     Autoliv, Inc.                                                          137,372   $     5,680,332
     Gentex Corp.                                                            80,915         3,538,413
     Wabtec Corp.                                                           150,500         2,448,635
                                                                                      ---------------
                                                                                           11,667,380
                                                                                      ---------------
  Hotels, Restaurants & Leisure (2.7%)
     Fairmont Hotels Resorts, Inc.                                           63,500         1,628,775
     P.F. Chang's China Bistro, Inc. (a)                                     43,817         2,028,727
     RARE Hospitality International, Inc. (a)                                69,500         1,795,185
     Ruby Tuesday, Inc.                                                     101,900         2,847,086
     WMS Industries, Inc. (a)                                                52,300         1,519,315
                                                                                      ---------------
                                                                                            9,819,088
                                                                                      ---------------
  Household Durables (0.8%)
     Harman International Industries, Inc.                                   37,700         2,798,471
                                                                                      ---------------
  Internet & Catalog Retail (0.5%)
     Insight Enterprises, Inc. (a)                                           91,300         1,813,218
                                                                                      ---------------
  Media (3.6%)
     Entercom Communications Corp. (a)                                       96,819         4,609,553
     Entravision Communications Corp., Class A (a)                          139,830         1,464,020
     Getty Images, Inc. (a)                                                  61,600         3,039,960
     Radio One, Inc., Class D (a)                                           208,592         3,844,351
                                                                                      ---------------
                                                                                           12,957,884
                                                                                      ---------------
  Specialty Retail (2.4%)
     Advance Auto Parts, Inc. (a)                                            64,800         2,522,016
     Guitar Center, Inc. (a)                                                 54,800         1,882,928
     O'Reilly Automotive, Inc. (a)                                           44,736         1,720,994
     PETsMART, Inc.                                                         106,700         2,504,249
                                                                                      ---------------
                                                                                            8,630,187
                                                                                      ---------------
  Textiles, Apparel & Luxury Goods (0.5%)
     Columbia Sportswear Co. (a)                                             33,900         1,801,107
                                                                                      ---------------
Consumer Staples (2.1%)
  Food Products (0.8%)
     SunOpta, Inc. (a)                                                      318,900         3,074,196
                                                                                      ---------------
   Personal Products (1.3%)
     NBTY, Inc. (a)                                                         138,100         4,526,918
                                                                                      ---------------
Energy (6.1%)
  Energy Equipment & Services (3.6%)
     CAL Dive International, Inc. (a)                                        72,087         1,656,559
     Key Energy Services, Inc. (a)                                          161,700         1,807,806
     National-Oilwell, Inc. (a)                                             128,438         3,302,141

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES             VALUE
                                                                    ---------------   ---------------
Common Stocks (continued)
  Energy Equipment & Services (continued)
     Patterson-UTI Energy, Inc. (a)                                          36,100   $     1,248,338
     Precision Drilling Corp. (a)                                            31,476         1,458,283
     Varco International, Inc. (a)                                          150,522         3,266,327
                                                                                      ---------------
                                                                                           12,739,454
                                                                                      ---------------
  Oil & Gas (2.5%)
     Chesapeake Energy Corp.                                                250,000         3,115,000
     Spinnaker Exploration Co. (a)                                           58,600         1,993,572
     XTO Energy, Inc.                                                       153,796         4,034,069
                                                                                      ---------------
                                                                                            9,142,641
                                                                                      ---------------
Financials (2.4%)
  Diversified Financials (0.8%)
     Affiliated Managers Group, Inc. (a)                                     32,900         2,789,920
                                                                                      ---------------

  Insurance (1.6%)
     Allmerica Financial Corp. (a)                                           98,700         3,422,916
     ProAssurance Corp. (a)                                                  77,900         2,535,645
                                                                                      ---------------
                                                                                            5,958,561
                                                                                      ---------------
Health Care (14.7%)
  Biotechnology (2.2%)
     Alkermes, Inc. (a)                                                     127,300         1,906,954
     Connetics Corp. (a)                                                     85,200         1,875,252
     ICOS Corp. (a)                                                          76,400         3,335,624
     OraSure Technologies, Inc. (a)                                          87,000           810,840
                                                                                      ---------------
                                                                                            7,928,670
                                                                                      ---------------
  Health Care Equipment & Supplies (2.8%)
     ArthroCare Corp. (a)                                                    70,500         1,725,135
     Dade Behring Holdings, Inc. (a)                                         53,300         2,065,375
     Kyphon, Inc. (a)                                                        42,952         1,245,179
     Regeneration Technologies, Inc. (a)                                    163,000         1,630,000
     ResMed, Inc. (a)                                                        41,100         1,810,455
     Wilson Greatbatch Technologies, Inc. (a)                                44,475         1,796,790
                                                                                      ---------------
                                                                                           10,272,934
                                                                                      ---------------
  Health Care Providers & Services (8.1%)
     Community Health Systems, Inc. (a)                                      70,600         1,995,156
     Coventry Health Care, Inc. (a)                                          28,500         1,889,550
     DaVita, Inc. (a)                                                       112,446         4,511,334
     Henry Schein, Inc. (a)                                                  76,295         5,351,331
     ICON PLC, ADR (a)                                                       89,150         3,263,782
     Kindred Healthcare, Inc. (a)                                            50,100         2,804,598
     Renal Care Group, Inc. (a)                                             111,100         4,822,851
     Sierra Health Services, Inc. (a)                                        76,300         2,243,220
     United Surgical Partners International, Inc. (a)                        56,200         2,143,468
                                                                                      ---------------
                                                                                           29,025,290
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES             VALUE
                                                                    ---------------   ---------------
Common Stocks (continued)
  Pharmaceuticals (1.6%)
     MGI Pharma, Inc. (a)                                                    42,300   $     2,017,287
     NPS Pharmaceuticals, Inc. (a)                                          109,100         3,765,041
                                                                                      ---------------
                                                                                            5,782,328
                                                                                      ---------------
Industrials (11.8%)
  Aerospace & Defense (0.8%)
     Armor Holdings, Inc. (a)                                                68,200         1,863,224
     United Defense Industries, Inc. (a)                                     39,700         1,163,210
                                                                                      ---------------
                                                                                            3,026,434
                                                                                      ---------------
  Air Freight & Logistics (0.6%)
     UTI Worldwide, Inc.                                                     50,000         2,060,500
                                                                                      ---------------
  Airlines (0.0%)
     SkyWest, Inc. (a)                                                        5,800           112,056
                                                                                      ---------------

  Commercial Services & Supplies (7.9%)
     CheckFree Corp. (a)                                                     94,100         2,953,799
     Corinthian Colleges, Inc. (a)                                           73,927         4,604,913
     Corporate Executive Board Co.                                           73,833         3,525,526
     Education Management Corp. (a)                                         217,192         7,291,135
     Global Payments, Inc.                                                   55,764         2,593,026
     Resources Connection, Inc. (a)                                         102,800         3,521,928
     Roto-Rooter, Inc.                                                       16,300         1,028,204
     Tetra Tech, Inc. (a)                                                   127,800         2,798,820
                                                                                      ---------------
                                                                                           28,317,351
                                                                                      ---------------
   Construction & Engineering (0.7%)
     Chicago Bridge & Iron Co. NV, N.Y. Shares                               76,652         2,342,485
                                                                                      ---------------
   Electrical Equipment (0.7%)
     Power-One, Inc. (a)                                                    196,900         2,465,188
                                                                                      ---------------
   Machinery (1.0%)
     Albany International Corp., Class A                                     84,554         2,726,866
     Terex Corp. (a)                                                         28,900           853,128
                                                                                      ---------------
                                                                                            3,579,994
                                                                                      ---------------
   Road & Rail (0.1%)
     Yellow Roadway Corp. (a)                                                15,400           484,315
                                                                                      ---------------
Information Technology (39.9%)
  Communications Equipment (9.4%)
     Advanced Fibre Communications, Inc. (a)                                141,400         3,338,454
     Aspect Communications Corp. (a)                                        206,500         3,603,425
     AudioCodes Ltd. (a)                                                     41,300           567,875
     Extreme Networks, Inc. (a)                                             437,000         3,710,130
     F5 Networks, Inc. (a)                                                   52,900         1,799,129

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES             VALUE
                                                                    ---------------   ---------------
Common Stocks (continued)
  Communications Equipment (continued)
     Foundry Networks, Inc. (a)                                              74,800   $     1,782,484
     Ixia (a)                                                               233,800         3,413,480
     NetScreen Technologies, Inc. (a)                                       138,400         3,615,008
     Polycom, Inc. (a)                                                      259,900         6,151,833
     Powerwave Technologies, Inc. (a)                                       243,100         2,394,535
     REMEC, Inc. (a)                                                        140,400         1,405,404
     Westell Technologies, Inc., Class A (a)                                272,200         2,150,380
                                                                                      ---------------
                                                                                           33,932,137
                                                                                      ---------------
  Computers & Peripherals (2.0%)
     Advanced Digital Information Corp. (a)                                  51,200           913,408
     Electronics for Imaging, Inc. (a)                                      226,764         6,070,472
                                                                                      ---------------
                                                                                            6,983,880
                                                                                      ---------------
  Electronic Equipment & Instruments (7.9%)
     Amphenol Corp., Class A (a)                                            135,328         8,941,121
     Artesyn Technologies, Inc. (a)                                         278,700         2,959,794
     AVX Corp.                                                              267,500         4,657,175
     Benchmark Electronics, Inc. (a)                                         25,900           910,644
     Electro Scientific Industries, Inc. (a)                                 99,500         2,557,150
     Exar Corp. (a)                                                         134,500         2,719,590
     KEMET Corp. (a)                                                        193,900         2,947,280
     Merix Corp. (a)                                                         57,700         1,566,555
     Roper Industries, Inc.                                                  24,600         1,192,854
                                                                                      ---------------
                                                                                           28,452,163
                                                                                      ---------------
  Internet Software & Services (3.2%)
     Ask Jeeves, Inc. (a)                                                   176,700         3,836,157
     CNET Networks, Inc. (a)                                                349,800         3,756,852
     DoubleClick, Inc. (a)                                                  333,200         4,011,728
                                                                                      ---------------
                                                                                           11,604,737
                                                                                      ---------------
  Information Technology Consulting & Services (1.8%)
     Anteon International Corp. (a)                                          62,200         1,809,398
     CACI International, Inc., Class A (a)                                   60,400         2,671,492
     Cognizant Technology Solutions Corp. (a)                                35,400         1,912,662
                                                                                      ---------------
                                                                                            6,393,552
                                                                                      ---------------
  Semiconductor Equipment & Products (7.6%)
     ASE Test Ltd. (a)                                                      181,500         2,444,805
     Axcelis Technologies, Inc. (a)                                         176,400         2,238,516
     ChipPAC, Inc., Class A (a)                                             398,800         2,923,204
     Conexant Systems, Inc. (a)                                             266,800         1,779,556
     Credence Systems Corp. (a)                                             292,700         4,150,486
     Integrated Device Technology (a)                                       239,700         4,367,334
     Lattice Semiconductor Corp. (a)                                        178,700         1,917,451
     ON Semiconductor Corp. (a)                                             261,600         1,831,200
     TriQuint Semiconductor, Inc. (a)                                       286,200         2,452,734
     Ultratech, Inc. (a)                                                    110,800         3,219,848
                                                                                      ---------------
                                                                                           27,325,134
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements.

                                                                        SHARES             VALUE
                                                                    ---------------   ---------------
Common Stocks (continued)
  Software (8.0%)
     Agile Software Corp. (a)                                                30,400   $       316,160
     Amdocs Ltd. (a)                                                         51,800         1,469,566
     Autodesk, Inc.                                                          67,500         1,724,625
     Cerner Corp. (a)                                                        71,200         2,791,040
     Citrix Systems, Inc. (a)                                                93,900         1,888,329
     Embarcadero Technologies, Inc. (a)                                     126,100         1,796,925
     Fair Isaac Corp.                                                       113,050         6,711,778
     Macromedia, Inc. (a)                                                   178,900         3,229,145
     Manhattan Associates, Inc. (a)                                          48,800         1,371,280
     National Instruments Corp.                                              58,166         2,865,839
     Quest Software, Inc. (a)                                               112,800         1,897,296
     RadiSys Corp. (a)                                                       30,200           698,526
     Verity, Inc. (a)                                                       117,300         1,875,627
                                                                                      ---------------
                                                                                           28,636,136
                                                                                      ---------------

Materials (3.4%)
  Chemicals (1.5%)
     OM Group, Inc. (a)                                                     166,800         5,362,620
                                                                                      ---------------
  Metals & Mining (1.9%)
     Arch Coal, Inc.                                                         27,000           745,740
     GrafTech International Ltd. (a)                                        253,300         3,151,052
     Massey Energy Co.                                                       40,300           806,000
     Steel Dynamics, Inc. (a)                                                94,400         2,105,120
                                                                                      ---------------
                                                                                            6,807,912
                                                                                      ---------------
Telecommunication Services (1.7%)
  Diversified Telecommunication Services (0.7%)
     Covad Communications Group, Inc. (a)                                   264,300           927,693
     PTEK Holdings, Inc. (a)                                                182,700         1,772,190
                                                                                      ---------------
                                                                                            2,699,883
                                                                                      ---------------
  Wireless Telecommunication Services (1.0%)
     Wireless Facilities, Inc. (a)                                          247,400         3,540,294
                                                                                      ---------------
     Total Common Stocks
       (Cost of $263,804,077)                                                             344,855,018
                                                                                      ---------------

                 See Accompanying Notes to Financial Statements.

                                                                          PAR              VALUE
                                                                    ---------------   ---------------
Short-Term Obligation (4.5%)
  Repurchase agreement with State Street Bank &
     Trust Co., dated 01/30/04, due 02/02/04 at 0.930%,
     collateralized by a U.S. Treasury Note
     maturing 05/15/07, market value of $16,578,275
     (repurchase proceeds $16,250,259)
     (Cost of $16,249,000)                                          $    16,249,000   $    16,249,000
                                                                                      ---------------
  Total Investments (100.4%)
     (Cost of $280,053,077) (b)                                                           361,104,018

  Other Assets & Liabilities, Net (-0.4%)                                                  (1,489,772)
                                                                                      ---------------

  Net Assets (100.0%)                                                                 $   359,614,246
                                                                                      ===============

  Notes to Schedule of Investments:
  (a)  Non-income producing.
  (b) Cost for both financial statement and federal income tax purposes is the same.

  ACRONYM        NAME
  -------        ----
  ADR            American Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004 (Unaudited)

ASSETS:
  Investments, at identified cost                                             $    280,053,077
                                                                              ----------------
  Investments, at value                                                       $    361,104,018
  Cash                                                                                     864
  Receivable for:
     Investments sold                                                                6,148,488
     Interest                                                                              840
     Dividends                                                                           5,645
                                                                              ----------------
  Total assets                                                                     367,259,855
                                                                              ----------------

LIABILITIES:
  Payable for:
     Investments purchased                                                           7,320,018
     Capital stock redeemed                                                             58,311
     Investment advisory fee                                                           227,166
     Transfer agent fee                                                                  2,388
     Trustees' fees                                                                      3,415
     Custody fee                                                                         3,892
  Other liabilities                                                                     30,419
                                                                              ----------------
  Total liabilities                                                                  7,645,609
                                                                              ----------------
NET ASSETS                                                                    $    359,614,246
                                                                              ================

NET ASSETS consist of:
  Paid-in capital                                                             $    333,161,158
  Accumulated net investment loss                                                     (989,937)
  Accumulated net realized loss                                                    (53,607,916)
  Net unrealized appreciation on investments                                        81,050,941
                                                                              ----------------
NET ASSETS                                                                    $    359,614,246
                                                                              ================
Shares of capital stock outstanding                                                 63,558,114
                                                                              ================
Net asset value, offering and redemption price per share                      $           5.66
                                                                              ================

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Income:
      Dividends                                                               $        216,431
      Interest                                                                          51,839
      Foreign withholding tax                                                           (1,313)
                                                                              ----------------
         Total income                                                                  266,957
                                                                              ----------------

   Expenses:
      Investment advisory fee                                                        1,269,801
      Transfer agent fee                                                                 6,311
      Trustees' fees                                                                     2,195
      Custody fee                                                                       10,405
      Other expenses                                                                    48,255
                                                                              ----------------
         Total expenses                                                              1,336,967
      Custody earnings credit                                                             (194)
                                                                              ----------------
         Net expenses                                                                1,336,773
                                                                              ----------------
   Net investment loss                                                              (1,069,816)
                                                                              ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                                 45,745,178
   Net change in unrealized appreciation/depreciation on investments                22,647,465
                                                                              ----------------
   Net gain                                                                         68,392,643
                                                                              ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $     67,322,827
                                                                              ----------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                               SIX MONTHS ENDED      PERIOD ENDED         YEAR ENDED
                                                               JANUARY 31, 2004    JULY 31, 2003(a)    OCTOBER 31, 2002
                                                               ----------------    ----------------    ----------------
Operations:
   Net investment loss                                         $     (1,069,816)   $     (1,028,938)   $     (1,466,876)
   Net realized gain (loss) on investments                           45,745,178           7,809,978         (50,084,055)
   Net change in unrealized appreciation/depreciation
     on investments                                                  22,647,465          52,680,821          (2,348,752)
                                                               ----------------    ----------------    ----------------
   Net increase (decrease) from operations                           67,322,827          59,461,861         (53,899,683)

Distributions declared to shareholders:
   From net realized gains                                                    -                   -             (74,803)
                                                               ----------------    ----------------    ----------------

Net capital share transactions                                       (1,632,840)          6,588,720          (1,672,970)
                                                               ----------------    ----------------    ----------------
Net increase (decrease) in net assets                                65,689,987          66,050,581         (55,647,456)

NET ASSETS:
Beginning of period                                                 293,924,259         227,873,678         283,521,134
                                                               ----------------    ----------------    ----------------
End of period                                                  $    359,614,246    $    293,924,259    $    227,873,678
                                                               ================    ================    ================
Undistributed (accumulated) net investment
   income (loss)                                               $       (989,937)   $         79,879    $         72,143
                                                               ================    ================    ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                               CMG SMALL CAP FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2004 (Unaudited)

NOTE 1.    ORGANIZATION:

CMG Small Cap Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks to provide investors with long-term capital appreciation, by investing primarily in smaller capitalization companies.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 3.    FEDERAL TAX INFORMATION:

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal year ended October 31, 2002 was as follows:

                                             PERIOD ENDED         YEAR ENDED
                                            JULY 31, 2003      OCTOBER 31, 2002
                                           ---------------    ------------------
   Distributions paid from:
      Ordinary income*                     $             -    $           74,803

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                 $    83,634,734
   Unrealized depreciation                      (2,583,793)
                                           ---------------
      Net unrealized appreciation          $    81,050,941
                                           ===============

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                            CAPITAL LOSS
                                            CARRYFORWARD
                                           ---------------
YEAR OF EXPIRATION
2009                                       $    44,821,859
2010                                            52,106,545
                                           ---------------
                                           $    96,928,404
                                           ===============

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets.

FleetBoston has entered into an agreement with Bank of America Corporation ("BOA") to merge the two financial services companies. On March 17, 2004, the shareholders of FleetBoston and BOA voted to approve the merger. The transaction is expected to be completed in the second quarter of 2004.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per account fee or a minimum of $1,500 per month. For the six months ended January 31, 2004, the Fund's annualized effective transfer agent fee rate was 0.004%.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other trustees and officers receive no compensation from the Fund.

NOTE 5.    PORTFOLIO INFORMATION:

For the six months ended January 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $230,432,828 and $237,300,365, respectively.

NOTE 6.    CAPITAL STOCK ACTIVITY:

Transactions of capital shares were as follows:

                                                             SIX MONTHS
                                                               ENDED            PERIOD ENDED         YEAR ENDED
                                                          JANUARY 31, 2004    JULY 31, 2003(a)    OCTOBER 31, 2002
                                                          ----------------    ----------------    ----------------
SHARES:
  Shares sold                                                    4,512,524           6,868,955          28,006,875
  Shares issued for reinvestment of dividends                            -                   -              15,143
  Less shares redeemed                                          (4,548,633)         (5,286,942)        (30,327,298)
                                                          ----------------    ----------------    ----------------
  Net increase (decrease) in shares                                (36,109)          1,582,013          (2,305,280)
                                                          ================    ================    ================

AMOUNTS:
  Sales                                                   $     22,599,397    $     26,844,551    $    122,231,939
  Reinvestment of dividends                                              -                   -              74,656
  Less redemptions                                             (24,232,237)        (20,255,831)       (123,979,565)
                                                          ----------------    ----------------    ----------------
  Net increase (decrease)                                 $     (1,632,840)   $      6,588,720    $     (1,672,970)
                                                          ================    ================    ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

NOTE 7.    LINE OF CREDIT:

The Fund participates in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by Columbia. The uncommitted line of credit expires on July 2, 2004. For the six months ended January 31, 2004, the Fund did not borrow under these arrangements.

NOTE 8.    SHARES OF BENEFICIAL INTEREST:

As of January 31, 2004, 44.51% of the outstanding shares of the Fund were held by 44.51% shareholders, each of which represents in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the fund.

NOTE 9.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, and Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 10.   COMPARABILITY OF FINANCIAL STATEMENTS:

On January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31.

                           Shareholder Meeting Results

On October 7, 2003, a Special Meeting of Shareholders of CMG Fund Trust was held to conduct a vote for and against the approval of the Item listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:

PROPOSAL 1.

Election of the following Trustees:

     Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville, Richard L. Woolworth, William E. Mayer and Joseph R. Palombo:

Total shares in favor of proposal:                 55,945,086

Total shares against or abstaining proposal:          131,926

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081

                                                CMC-03/092R-0204 (03/04) C04/020

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-547-1037 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-547-1037 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP(SM) LOGO]

A FLEETBOSTON FINANCIAL COMPANY


CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF CMG FUND TRUST


SEMIANNUAL REPORT
JANUARY 31, 2004


ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMG Strategic Equity Fund. For the six-month period ended January 31, 2004, the fund returned 17.34%. The fund's emphasis on stocks that benefited from the economic recovery helped it perform better than the S&P 500 Index, which returned 15.23%.

The fund started the period with an emphasis on cyclical sectors such as industrials, materials and construction, poised to benefit from a stronger economy. Within these sectors, our investments in Caterpillar and CNH Global in machinery and construction, Timken and Eaton in engineering, and materials producers Temple-Inland, Georgia-Pacific and Dow Chemical all contributed to the fund's positive return.(1)

The fund's technology positions, including Atmel, SanDisk and Polycom, also generated attractive returns. We sold Atmel and SanDisk, makers of memory products for a range of consumer items, at a profit. However, we held on to Polycom, a leader in voice and video conferencing. We believe that the company has the potential to continue to benefit from the trend toward reduced business travel that is part of cost-cutting initiatives at many companies. Korean electronics maker, Samsung Electronics, and semiconductor manufacturer, Texas Instruments, also had a positive impact on the fund's return.

We did well to limit our exposure to consumer-oriented stocks, which were disappointing performers during the period. The fund suffered a loss in Newell Rubbermaid when an expected turnaround failed to materialize. We sold the stock during the period. Japanese retailer Ito-Yokado also fell short of our expectations.

In health care, Quest Diagnostics benefited from the aging of the US population as well as increased health testing for corporate employees. The company provides clinical lab testing to health care facilities. However, results at major pharmaceutical companies, such as Schering-Plough and Bristol-Myers Squibb, were hurt by competition from low-priced generic formulations of profitable drugs and slim product pipelines.

Our investments in three emerging market cellular phone companies rose over the period. PT Perusahaan Telekomunikasi; Millicom International Cellular, which is active in Vietnam, Pakistan and other Asian nations; and Russia's Mobile Telesystems all operate in markets where cell phone penetration is relatively low but growing rapidly.

----------
(1) Holdings are disclosed as a percentage of net assets as of January 31, 2004 and are subject to change: Caterpillar (0.5%), CNH Global (0.2%), Timken (0.5%), Eaton (0.6%), Temple-Inland (0.1%), Georgia-Pacific (0.3%), Dow Chemical (0.6%), Polycom (0.5%), Samsung Electronics (0.5%), Texas Instruments (0.5%), Ito-Yokado (0.3%), Quest Diagnostics (0.7%), Schering-Plough (0.2%), Bristol-Myers Squibb (0.3%), PT Perusahaan Telekomunikasi (0.4%), Millicom International Cellular (0.7%), Mobile Telesystems (0.4%), DST Systems (0.6%), Check Point Software Technologies (0.3%), Novell (0.4%), Kroll (0.3%) and Microsoft (0.9%).

Late in the period, we reduced the fund's exposure to semiconductor-related issues. We reinvested the proceeds in software and service companies, such as DST Systems, Check Point Software Technologies, Novell and Kroll, where values appear more attractive. We also increased our position in Microsoft. These shifts resulted in a portfolio with greater emphasis on growth-oriented companies than we had at the beginning of the period. The change reflects our belief that many of the cyclical stocks that did so well during the period have appreciated up to and beyond their fair value. It also reflects our concern that the current economic recovery may not have the power to sustain itself through 2005.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were:

                                                    (%)
     3M                                             1.3
     Schlumberger                                   0.9
     Microsoft                                      0.9
     Pfizer                                         0.9
     Berkshire Hathaway                             0.9
     American Express                               0.7
     General Electric                               0.7
     Quest Diagnostics                              0.7
     Millicom International Cellular                0.7
     Abbott Laboratories                            0.6

We appreciate your continued confidence in CMG Strategic Equity Fund.

The Columbia Investment Team
January 31, 2004

An investment in CMG Strategic Equity Fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, OCTOBER 9, 2001 TO JANUARY 31, 2004

                          CMG STRATEGIC EQUITY FUND     S&P 500 INDEX
              10/1/2001                  $   10,000        $   10,000
10/09/2001 - 10/31/2001                  $   10,100        $   10,033
11/01/2001 - 11/30/2001                  $   11,040        $   10,803
12/01/2001 - 12/31/2001                  $   11,386        $   10,898
01/01/2002 - 01/31/2002                  $   11,315        $   10,738
02/01/2002 - 02/28/2002                  $   11,295        $   10,531
03/01/2002 - 03/31/2002                  $   11,956        $   10,927
04/01/2002 - 04/30/2002                  $   11,816        $   10,265
05/01/2002 - 05/31/2002                  $   11,836        $   10,189
06/01/2002 - 06/30/2002                  $   11,286        $    9,464
07/01/2002 - 07/31/2002                  $   10,494        $    8,726
08/01/2002 - 08/31/2002                  $   10,565        $    8,783
09/01/2002 - 09/30/2002                  $    9,633        $    7,828
10/01/2002 - 10/31/2002                  $   10,154        $    8,517
11/01/2002 - 11/30/2002                  $   11,025        $    9,019
12/01/2002 - 12/31/2002                  $   10,357        $    8,490
01/01/2003 - 01/31/2003                  $   10,105        $    8,267
02/01/2003 - 02/28/2003                  $    9,954        $    8,143
03/01/2003 - 03/31/2003                  $    9,924        $    8,222
04/01/2003 - 04/30/2003                  $   10,800        $    8,900
05/01/2003 - 05/31/2003                  $   11,606        $    9,369
06/01/2003 - 06/30/2003                  $   11,757        $    9,489
07/01/2003 - 07/31/2003                  $   12,150        $    9,656
08/01/2003 - 08/31/2003                  $   12,603        $    9,844
09/01/2003 - 09/30/2003                  $   12,462        $    9,739
10/01/2003 - 10/31/2003                  $   13,137        $   10,291
11/01/2003 - 11/30/2003                  $   13,398        $   10,381
12/01/2003 - 12/31/2003                  $   14,009        $   10,925
01/01/2004 - 01/31/2004                  $   14,256        $   11,125

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                 (CUMULATIVE)
                                      INCEPTION     6-MONTH        1-YEAR      LIFE
CMG Strategic Equity Fund             10/09/01       17.34         41.08      16.57
S&P 500 Index                                        15.23         34.57       4.72

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                 (CUMULATIVE)
                                      INCEPTION     6-MONTH        1-YEAR      LIFE
CMG Strategic Equity Fund             10/09/01       19.16         35.27      16.34
S&P 500 Index                                        15.14         28.68       4.05

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The fund's inception date is October 9, 2001, and the index performance is from October 9, 2001.

The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                               (UNAUDITED)
                                                SIX MONTHS             PERIOD                YEAR               PERIOD
                                                  ENDED                ENDED                 ENDED               ENDED
                                                JANUARY 31,           JULY 31,            OCTOBER 31,         OCTOBER 31,
                                                  2004                 2003(a)                2002               2001(b)
                                               -------------        -------------        -------------        -------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       12.06        $       10.14        $       10.10        $       10.00
                                               -------------        -------------        -------------        -------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.05(c)              0.10(c)              0.11(c)                 -(d)
   Net realized and unrealized gain (loss)
     on investments and foreign currency                2.03                 1.88                (0.05)                0.10
                                               -------------        -------------        -------------        -------------
      Total from investment operations                  2.08                 1.98                 0.06                 0.10
                                               -------------        -------------        -------------        -------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.09)               (0.06)               (0.02)                   -
   From realized capital gains                         (0.16)                   -                    -                    -
                                               -------------        -------------        -------------        -------------
      Total distributions                              (0.25)               (0.06)               (0.02)                   -
                                               -------------        -------------        -------------        -------------

NET ASSET VALUE, END OF PERIOD                 $       13.89        $       12.06        $       10.14        $       10.10
                                               =============        =============        =============        =============

Total return (e)(f)                                    17.34%(g)            19.66%(g)             0.53%                1.00%(g)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $     608,189        $     370,620        $     188,179        $      36,942
Ratio of net expenses to
   average net assets (h)                               0.40%(i)             0.40%(i)             0.40%                0.40%(i)
Ratio of net investment income to
   average net assets (h)                               0.81%(i)             1.22%(i)             1.01%                0.04%(i)
Waiver/reimbursement                                    0.05%(i)             0.05%(i)             0.07%                0.80%(i)
Portfolio turnover rate                                   43%(g)               78%(g)              172%                  14%(g)

(a)  The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (83.5%)
Consumer Discretionary (11.9%)
   Auto Components (1.3%)
     Dana Corp.                                                                       30,000        $      624,000
     Modine Manufacturing Co.                                                         85,350             2,284,819
     Nokian Renkaat Oyj                                                               30,360             2,457,871
     Visteon Corp.                                                                   200,000             2,140,000
     Wabtec Corp.                                                                     40,000               650,800
                                                                                                    --------------
                                                                                                         8,157,490
                                                                                                    --------------
   Hotels, Restaurants & Leisure (1.4%)
     Caesars Entertainment, Inc. (a)                                                 200,000             2,290,000
     California Pizza Kitchen, Inc. (a)                                               30,000               513,000
     Fairmont Hotels & Resorts, Inc.                                                  50,000             1,282,500
     McDonald's Corp.                                                                121,000             3,114,540
     Starwood Hotels & Resorts Worldwide, Inc.                                        30,000             1,060,200
                                                                                                    --------------
                                                                                                         8,260,240
                                                                                                    --------------
   Household Durables (1.5%)
     Cavco Industries, Inc. (a)                                                       40,000             1,260,000
     Ekornes ASA                                                                     100,000             1,839,336
     Matsushita Electric Industrial Co., Ltd., ADR                                   135,000             2,025,000
     Pioneer Corp., ADR                                                               50,000             1,495,000
     Sony Corp., ADR                                                                  57,500             2,337,375
                                                                                                    --------------
                                                                                                         8,956,711
                                                                                                    --------------
   Internet & Catalog Retail (0.8%)
     eBay, Inc. (a)                                                                   42,500             2,848,775
     InterActiveCorp. (a)                                                             62,500             2,025,000
                                                                                                    --------------
                                                                                                         4,873,775
                                                                                                    --------------
   Media (4.8%)
     Belo Corp., Class A                                                              67,500             1,859,625
     Clear Channel Communications, Inc. (a)                                           20,000               899,800
     Comcast Corp., Class A (a)                                                       50,000             1,647,500
     Entravision Communications Corp. (a)                                            100,000             1,047,000
     Grupo Televisa SA, ADR (a)                                                       55,000             2,227,500
     Hughes Electronics Corp. (a)                                                    164,643             2,756,124
     John Wiley & Sons, Inc., Class A                                                 30,000               802,500
     Liberty Media Corp.                                                             100,000             1,164,000
     Media General, Inc., Class A                                                     37,500             2,411,250
     News Corp., Ltd., ADR, PRF                                                       68,414             2,193,353
     Pixar, Inc.                                                                      20,000             1,330,000
     Pulitzer, Inc.                                                                   22,500             1,197,000
     Time Warner, Inc. (a)                                                           125,815             2,210,570
     Viacom, Inc., Class B                                                            75,310             3,034,993
     Vivendi Universal SA, ADR                                                        50,000             1,326,000
     Walt Disney Co.                                                                 132,500             3,180,000
                                                                                                    --------------
                                                                                                        29,287,215
                                                                                                    --------------
   Multi-line Retail (1.3%)
     Big Lots, Inc. (a)                                                               75,000             1,059,750
     Dillard's, Inc., Class A                                                        100,000             1,696,000
     Ito-Yokado Co., Ltd.                                                             55,000             1,901,838

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Multi-line Retail (continued)
     Kohl's Corp. (a)                                                                 42,500        $    1,882,750
     Stockmann Oyj ABP, Class B                                                       70,000             1,660,875
                                                                                                    --------------
                                                                                                         8,201,213
                                                                                                    --------------
   Specialty Retail (0.8%)
     American Eagle Outfitters, Inc. (a)                                              30,000               558,000
     Carmax, Inc. (a)                                                                 53,496             1,784,092
     Cole National Corp. (a)                                                          60,000             1,321,800
     Home Depot, Inc.                                                                 30,000             1,064,100
                                                                                                    --------------
                                                                                                         4,727,992
                                                                                                    --------------
Consumer Staples (6.9%)
   Beverages (1.9%)
     Coca-Cola Co.                                                                    72,500             3,569,900
     Coca-Cola Femsa, SA de CV, ADR                                                  125,000             2,912,500
     Coca Cola Hellenic Bottling Co. SA                                               85,000             1,852,682
     Companhia de Bebidas das Americas, ADR                                          112,500             2,716,875
     Harbin Brewery Group Ltd.                                                     1,000,000               417,872
                                                                                                    --------------
                                                                                                        11,469,829
                                                                                                    --------------
   Food & Staples Retailing (1.6%)
     Albertson's, Inc.                                                                62,200             1,452,992
     Costco Wholesale Corp. (a)                                                       40,000             1,483,200
     Longs Drug Stores Corp.                                                          50,000             1,113,500
     United Natural Foods, Inc. (a)                                                   55,000             2,190,650
     Walgreen Co.                                                                     97,500             3,368,625
                                                                                                    --------------
                                                                                                         9,608,967
                                                                                                    --------------
   Food Products (1.6%)
     General Mills, Inc.                                                              40,000             1,817,200
     Hain Celestial Group, Inc. (a)                                                   50,000             1,130,500
     Interstate Bakeries Corp.                                                        57,500               829,150
     Kellogg Co.                                                                      47,500             1,795,975
     Kraft Foods, Inc.                                                                30,000               966,300
     Nestle SA, Registered Shares                                                      5,000             1,318,402
     Tootsie Roll Industries, Inc.                                                    20,000               720,000
     Tyson Foods, Inc.                                                                80,000             1,230,400
                                                                                                    --------------
                                                                                                         9,807,927
                                                                                                    --------------
   Household Products (0.7%)
     Kimberly-Clark Corp.                                                             42,500             2,510,050
     Procter & Gamble Co.                                                             20,000             2,021,600
                                                                                                    --------------
                                                                                                         4,531,650
                                                                                                    --------------
   Personal Products (1.1%)
     Estee Lauder Companies, Inc.                                                     67,500             2,765,475
     Gillette Co.                                                                     98,050             3,554,312
                                                                                                    --------------
                                                                                                         6,319,787
                                                                                                    --------------
Energy (6.7%)
   Energy Equipment & Services (3.6%)
     BJ Services Co. (a)                                                              60,000             2,348,400

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Energy Equipment & Services (continued)
     Core Laboratories NV (a)                                                         67,500        $    1,083,375
     GlobalSantaFe Corp.                                                              60,275             1,645,507
     Grant PrideCo, Inc. (a)                                                         132,500             1,802,000
     Halliburton Co.                                                                 125,000             3,768,750
     Helmerich & Payne, Inc.                                                          20,000               580,400
     Schlumberger Ltd.                                                                92,100             5,634,678
     Transocean, Inc. (a)                                                             87,500             2,357,250
     Weatherford International Ltd. (a)                                               40,000             1,612,800
     Willbros Group, Inc. (a)                                                        100,000             1,288,000
                                                                                                    --------------
                                                                                                        22,121,160
                                                                                                    --------------
   Oil & Gas (3.1%)
     Anadarko Petroleum Corp.                                                         35,000             1,746,500
     BP PLC, ADR                                                                      77,500             3,689,000
     ConocoPhillips                                                                   30,000             1,976,400
     Devon Energy Corp.                                                               37,500             2,117,250
     Energy Partners Ltd. (a)                                                        100,000             1,371,000
     Exxon Mobil Corp.                                                                30,000             1,223,700
     Murphy Oil Corp.                                                                 20,000             1,211,200
     Newfield Exploration Co. (a)                                                     42,500             2,005,575
     Stelmar Shipping Ltd. (a)                                                        36,500               948,635
     Unocal Corp.                                                                     62,500             2,301,250
                                                                                                    --------------
                                                                                                        18,590,510
                                                                                                    --------------
Financials (11.6%)
   Banks (4.2%)
     Allied Irish Banks PLC, ADR                                                      50,000             1,692,000
     Banco Bradesco SA, ADR                                                           65,000             1,641,250
     Banco Itau SA, ADR                                                               15,000               729,000
     Bank One Corp.                                                                   67,520             3,417,187
     Columbia Banking Systems, Inc.                                                   47,500             1,040,725
     Fifth Third Bancorp                                                              50,000             2,889,500
     Freddie Mac                                                                      37,500             2,340,750
     Grupo Financiero BBVA Bancomer, SA, Class B (a)                               1,600,000             1,538,476
     HSBC Holdings PLC, ADR                                                           27,500             2,134,000
     Keycorp                                                                          40,000             1,243,600
     Mitsubishi Tokyo Financial Group, Inc., ADR (a)                                 225,000             1,739,250
     Radian Group, Inc.                                                               40,000             1,862,400
     U.S. Bancorp                                                                     72,500             2,049,575
     Wachovia Corp.                                                                   30,000             1,387,200
                                                                                                    --------------
                                                                                                        25,704,913
                                                                                                    --------------
   Diversified Financials (4.1%)
     American Express Co.                                                             86,700             4,494,528
     Bank of New York Co., Inc.                                                       77,500             2,460,625
     Charles Schwab Corp.                                                            100,000             1,259,000
     Citigroup, Inc.                                                                  60,783             3,007,543
     GATX Corp.                                                                      112,500             2,542,500
     Instinet Group, Inc. (a)                                                        100,000               626,000
     JP Morgan Chase & Co.                                                            67,900             2,640,631

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Diversified Financials (continued)
     Mellon Financial Corp.                                                           30,000        $      981,300
     Morgan Stanley                                                                   25,000             1,455,250
     Nikko Cordial Corp.                                                             200,000             1,088,384
     Nomura Holdings, Inc., ADR                                                      125,000             2,072,500
     Piper Jaffray Companies, Inc. (a)                                                39,950             1,875,652
                                                                                                    --------------
                                                                                                        24,503,913
                                                                                                    --------------
   Insurance (2.5%)
     Allstate Corp.                                                                   50,800             2,309,368
     American International Group, Inc.                                               52,724             3,661,682
     Berkshire Hathaway, Inc., Class B (a)                                             1,800             5,365,800
     Cincinnati Financial Corp.                                                       30,000             1,299,600
     St. Paul Companies, Inc.                                                         42,500             1,790,525
     Travelers Property Casualty Corp., Class A                                       50,000               908,000
                                                                                                    --------------
                                                                                                        15,334,975
                                                                                                    --------------
   Real Estate (0.8%)
     Apartment Investment & Management Co., Class A, REIT                             30,000             1,055,400
     MI Developments, Inc., Class A (a)                                               72,500             2,033,625
     Post Properties, Inc., REIT                                                      62,500             1,746,875
                                                                                                    --------------
                                                                                                         4,835,900
                                                                                                    --------------
Health Care (12.4%)
   Biotechnology (1.7%)
     Abgenix, Inc. (a)                                                               100,000             1,560,000
     Amgen, Inc. (a)                                                                  32,500             2,095,925
     Biogen Idec, Inc (a)                                                             91,375             3,909,936
     Celgene Corp. (a)                                                                20,000               808,200
     MedImmune, Inc. (a)                                                              52,500             1,233,750
     Millennium Pharmaceuticals, Inc. (a)                                             40,000               705,600
                                                                                                    --------------
                                                                                                        10,313,411
                                                                                                    --------------
   Health Care Equipment & Supplies (2.6%)
     Alcon, Inc.                                                                      50,000             3,200,500
     Applera Corp. - Applied Biosystems Group                                        100,800             2,382,912
     Bausch & Lomb, Inc.                                                              20,000             1,075,000
     Baxter International, Inc.                                                       40,000             1,166,000
     Haemonetics Corp. (a)                                                            62,500             1,781,250
     ICU Medical, Inc. (a)                                                            15,000               565,500
     Medtronic, Inc.                                                                  42,680             2,100,710
     Millipore Corp. (a)                                                              45,000             2,337,750
     Zimmer Holdings, Inc. (a)                                                        15,000             1,147,500
                                                                                                    --------------
                                                                                                        15,757,122
                                                                                                    --------------
   Health Care Providers & Services (2.7%)
     Accredo Health, Inc. (a)                                                         50,000             1,695,000
     AmerisourceBergen Corp.                                                          22,500             1,238,625
     Anthem, Inc. (a)                                                                 20,000             1,635,600
     Laboratory Corp. of America Holdings (a)                                         75,000             3,202,500
     McKesson Corp.                                                                   64,200             1,886,196
     Quest Diagnostics, Inc.                                                          50,000             4,250,000

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Health Care Providers & Services (continued)
     Tenet Healthcare Corp. (a)                                                       50,000        $      620,000
     UnitedHealth Group, Inc.                                                         30,000             1,826,400
                                                                                                    --------------
                                                                                                        16,354,321
                                                                                                    --------------
   Pharmaceuticals (5.4%)
     Abbott Laboratories                                                              91,100             3,924,588
     Bristol-Myers Squibb Co.                                                         72,080             2,021,844
     Dr. Reddy's Laboratories Ltd., ADR                                               57,500             1,722,125
     Elan Corp. PLC, ADR                                                             142,500             1,225,500
     Eli Lilly & Co.                                                                  50,000             3,402,000
     Novartis AG, ADR                                                                 75,000             3,386,250
     Pfizer, Inc.                                                                    150,092             5,497,870
     Richter Gedeon Ltd.                                                              25,000             3,164,191
     Schering AG, ADR                                                                 20,000             1,060,800
     Schering-Plough Corp.                                                            75,000             1,315,500
     Sepracor, Inc. (a)                                                               42,500             1,149,625
     Shire Pharmaceuticals Group PLC, ADR (a)                                         52,500             1,535,625
     Valeant Pharmaceuticals International                                           100,000             2,348,000
     Wyeth                                                                            30,000             1,228,500
                                                                                                    --------------
                                                                                                        32,982,418
                                                                                                    --------------
Industrials (10.7%)
   Aerospace & Logistics (0.1%)
     Raytheon Co.                                                                     30,000               915,300
                                                                                                    --------------
   Air Freight & Couriers (0.9%)
     FedEx Corp.                                                                      20,000             1,345,600
     United Parcel Service, Inc.                                                      45,000             3,207,150
     Yamato Transport Co. Ltd.                                                        65,000               822,901
                                                                                                    --------------
                                                                                                         5,375,651
                                                                                                    --------------
   Building Products (0.1%)
     TOTO Ltd.                                                                       100,000               813,454
                                                                                                    --------------
   Commercial Services & Supplies (2.5%)
     Allied Waste Industries, Inc. (a)                                               100,000             1,365,000
     Avery Dennison Corp. (a)                                                         30,000             1,864,800
     Cendant Corp. (a)                                                               137,500             3,114,375
     Central Parking Corp.                                                            50,000             1,000,000
     G & K Services, Inc., Class A                                                    52,500             2,034,375
     Ionics, Inc. (a)                                                                 47,500             1,301,025
     Kroll, Inc. (a)                                                                  67,500             1,815,750
     Waste Management, Inc.                                                          100,250             2,782,940
                                                                                                    --------------
                                                                                                        15,278,265
                                                                                                    --------------
   Construction & Engineering (0.2%)
     Insituform Technologies, Inc., Class A (a)                                       75,000             1,206,750
                                                                                                    --------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Electrical Equipment (0.7%)
     Emerson Electric Co.                                                             30,000        $    1,917,000
     Thomas & Betts Corp.                                                            102,500             2,124,825
                                                                                                    --------------
                                                                                                         4,041,825
                                                                                                    --------------
   Industrial Conglomerates (2.6%)
     3M Co.                                                                          100,000             7,909,000
     General Electric Co.                                                            132,550             4,457,656
     Siemens AG, ADR                                                                  40,000             3,255,200
                                                                                                    --------------
                                                                                                        15,621,856
                                                                                                    --------------
   Machinery (3.1%)
     Caterpillar, Inc.                                                                42,500             3,320,525
     CNH Global NV                                                                    75,000             1,227,750
     Eaton Corp.                                                                      30,000             3,484,500
     Federal Signal Corp.                                                             90,000             1,665,000
     Flowserve Corp. (a)                                                              40,000               770,000
     Joy Global, Inc.                                                                 50,000             1,316,500
     Kaydon Corp.                                                                     57,500             1,587,575
     Manitowoc Co., Inc.                                                              20,000               597,600
     Paccar, Inc.                                                                     25,000             1,965,750
     Timken Co.                                                                      125,000             2,756,250
                                                                                                    --------------
                                                                                                        18,691,450
                                                                                                    --------------
   Road & Rail (0.2%)
     Kansas City Southern (a)                                                         60,000               884,400
                                                                                                    --------------
   Trading & Distribution (0.3%)
     Fastenal Co.                                                                     40,000             1,923,200
                                                                                                    --------------
Information Technology (13.3%)
   Communications Equipment (2.2%)
     3Com Corp. (a)                                                                  220,000             1,694,000
     Ciena Corp. (a)                                                                 100,000               725,000
     Cisco Systems, Inc. (a)                                                         125,680             3,222,435
     Motorola, Inc.                                                                  101,400             1,681,212
     Polycom, Inc. (a)                                                               137,500             3,254,625
     Telefonaktiebolaget LM Ericsson, ADR (a)                                         75,000             1,725,000
     Tellabs, Inc. (a)                                                               100,000               990,000
                                                                                                    --------------
                                                                                                        13,292,272
                                                                                                    --------------
   Computers & Peripherals (0.9%)
     EMC Corp. (a)                                                                   101,650             1,427,166
     International Business Machines Corp.                                            25,000             2,480,750
     Pinnacle Systems, Inc. (a)                                                       75,000               599,250
     Synaptics, Inc. (a)                                                              65,000             1,223,950
                                                                                                    --------------
                                                                                                         5,731,116
                                                                                                    --------------
   Electronic Equipment & Instruments (1.0%)
     Celestica, Inc. (a)                                                              88,000             1,509,200
     Methode Electronics, Inc., Class A                                               75,000               943,500
     OKI Electric Industry Co., Ltd. (a)                                             125,000               572,772

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Electronic Equipment & Instruments (continued)
     Solectron Corp.                                                                 100,000        $      710,000
     Symbol Technologies, Inc.                                                        50,000               865,000
     TDK Corp., ADR                                                                   20,000             1,444,800
                                                                                                    --------------
                                                                                                         6,045,272
                                                                                                    --------------
   Information Technology Consulting & Services (1.3%)
     Automatic Data Processing, Inc.                                                  47,500             2,030,625
     DST Systems, Inc. (a)                                                            82,500             3,531,825
     First Data Corp.                                                                 62,500             2,447,500
                                                                                                    --------------
                                                                                                         8,009,950
                                                                                                    --------------
   Internet Software & Services (1.3%)
     Check Point Software Technologies Ltd. (a)                                      100,000             2,050,000
     Corillian Corp. (a)                                                             100,000               756,000
     Internet Security Systems, Inc. (a)                                              50,000               892,000
     webMethods, Inc. (a)                                                            100,000             1,074,000
     Yahoo!, Inc. (a)                                                                 62,700             2,937,495
                                                                                                    --------------
                                                                                                         7,709,495
                                                                                                    --------------
   Office Electronics (0.2%)
     Canon, Inc., ADR                                                                 30,000             1,535,400
                                                                                                    --------------
   Semiconductor Equipment & Products (3.1%)
     Analog Devices, Inc.                                                             47,500             2,272,875
     FEI Co. (a)                                                                      75,000             1,881,000
     Intel Corp.                                                                      65,300             1,998,180
     Micron Technology, Inc. (a)                                                      75,575             1,217,513
     Murata Manufacturing Co., Ltd.                                                   30,000             1,723,275
     Nvidia Corp. (a)                                                                100,000             2,225,000
     Samsung Electronics Co., Ltd., GDR (b)                                           15,000             3,326,250
     Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)                           143,100             1,599,858
     Texas Instruments, Inc.                                                          88,150             2,763,502
                                                                                                    --------------
                                                                                                        19,007,453
                                                                                                    --------------
   Software (3.3%)
     Activision, Inc.                                                                125,000             2,351,250
     Borland Software Corp. (a)                                                      100,000             1,031,000
     Microsoft Corp.                                                                 200,620             5,547,143
     Network Associates, Inc. (a)                                                     50,000               867,500
     Novell, Inc. (a)                                                                200,000             2,540,000
     Oracle Corp. (a)                                                                124,230             1,715,616
     Quest Software, Inc. (a)                                                         70,000             1,177,400
     SAP AG, ADR                                                                      30,000             1,243,800
     Siebel Systems, Inc. (a)                                                        100,000             1,333,000
     Verity, Inc. (a)                                                                125,000             1,998,750
                                                                                                    --------------
                                                                                                        19,805,459
                                                                                                    --------------
Materials (5.7%)
   Chemicals (2.4%)
     Air Products & Chemicals, Inc.                                                   40,000             1,996,400
     Dow Chemical Co.                                                                 82,700             3,469,265
     E.I. du Pont de Nemours & Co.                                                    42,500             1,865,750

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Chemicals (continued)
     H.B. Fuller Co.                                                                  30,000        $      840,000
     Great Lakes Chemical Corp.                                                       30,000               768,000
     Potash Corp. of Saskatchewan, Inc.                                               37,500             3,084,000
     Rohm & Haas Co.                                                                  40,000             1,570,800
     Zeon Corp.                                                                      150,000             1,206,009
                                                                                                    --------------
                                                                                                        14,800,224
                                                                                                    --------------
   Containers & Packaging (0.3%)
     Smurfit-Stone Container Corp. (a)                                                75,800             1,306,792
     Temple-Inland, Inc.                                                               8,600               507,830
                                                                                                    --------------
                                                                                                         1,814,622
                                                                                                    --------------
   Metals & Mining (1.6%)
     Allegheny Technologies, Inc.                                                     50,000               470,000
     Barrick Gold Corp.                                                               75,000             1,477,500
     Companhia Vale do Rio Doce, ADR                                                  35,000             1,878,450
     CONSOL Energy, Inc.                                                              40,000               924,000
     Inco Ltd. (a)                                                                    50,000             1,871,500
     Nippon Steel Corp.                                                              500,000             1,029,808
     Placer Dome, Inc.                                                               100,000             1,581,000
     Wolfden Resources, Inc. (a)                                                     100,000               405,487
                                                                                                    --------------
                                                                                                         9,637,745
                                                                                                    --------------
   Paper & Forest Products (1.4%)
     Bowater, Inc.                                                                    67,500             3,020,625
     Georgia-Pacific Corp.                                                            75,000             2,107,500
     International Paper Co.                                                          30,000             1,268,100
     Votorantim Celulose e Papel SA, ADR                                              72,800             2,194,920
                                                                                                    --------------
                                                                                                         8,591,145
                                                                                                    --------------
Telecommunication Services (2.8%)
   Diversified Telecommunication Services (1.8%)
     Compania Anonima Nacional Telefonos de Venezuela, ADR                            85,000             1,553,800
     Level 3 Communications, Inc. (a)                                                200,000             1,200,000
     PT Perusahaan Telekomunikasi                                                    125,000             2,226,250
     Phillippine Long Distance Telephone Co., ADR                                     75,000             1,131,750
     SBC Communications, Inc.                                                         50,000             1,275,000
     Telefonos de Mexico SA de CV, ADR                                                60,000             2,064,600
     Verizon Communications, Inc.                                                     40,000             1,474,400
                                                                                                    --------------
                                                                                                        10,925,800
                                                                                                    --------------
   Wireless Telecommunication Services (1.0%)
     Millicom International Cellular SA (a)                                           57,500             4,198,075
     Mobile Telesystems, ADR (a)                                                      22,500             2,178,450
                                                                                                    --------------
                                                                                                         6,376,525
                                                                                                    --------------
Utilities (1.5%)
   Electric Utilities (0.4%)
     DPL, Inc.                                                                        45,400               918,896
     TECO Energy, Inc.                                                               112,500             1,605,375
                                                                                                    --------------
                                                                                                         2,524,271
                                                                                                    --------------

                 See Accompanying Notes to Financial Statements.

                                                                                  SHARES                VALUE
                                                                              --------------        --------------
Common Stocks (continued)
   Gas Utilities (0.3%)
     NiSource, Inc.                                                                   50,000        $    1,050,000
     NUI Corp.                                                                        45,000               777,600
                                                                                                    --------------
                                                                                                         1,827,600
                                                                                                    --------------
   Multi-Utilities & Unregulated Power (0.8%)
     Calpine Corp. (a)                                                               125,000               727,500
     Duke Energy Corp.                                                                60,000             1,303,800
     Oneok, Inc.                                                                      50,000             1,134,500
     Westar Energy, Inc.                                                              57,000             1,116,060
     Williams Companies, Inc.                                                         75,000               760,500
                                                                                                    --------------
                                                                                                         5,042,360
                                                                                                    --------------
     Total Common Stocks
      (Cost of $398,430,683)                                                                           508,130,299
                                                                                                    --------------
Investment Management Company (0.4%)
     iShares MSCI Japan Index Fund
      (Cost of $1,773,500)                                                           225,000             2,182,500
                                                                                                    --------------

                                                                                   PAR
                                                                              --------------
Short-Term Obligation (14.7%)
   Repurchase agreement with State Street Bank &
     Trust, dated 01/30/04, due 02/02/04 at 0.930%
     collateralized by U.S. Treasury Notes
     with various maturities to 02/15/12, market value of $91,434,488
     (repurchase proceeds $89,639,947)
     (Cost of $89,633,000)                                                    $   89,633,000            89,633,000
                                                                                                    --------------
   Total Investments (98.6%)
     (Cost of $489,837,183) (c)                                                                        599,945,799

   Other Assets and Liabilities, Net (1.4%)                                                              8,243,266
                                                                                                    --------------

   Net Assets (100.0%)                                                                              $  608,189,065
                                                                                                    ==============

   Notes to Schedule of Investments:

   (a)  Non-income producing.
   (b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At January 31, 2004, the value of this security amounted to $3,326,250 or 0.5% of net assets.
   (c) Cost for both financial statement and federal income tax purposes is the same.

     ACRONYM                 NAME
   -----------    ----------------------------
       ADR        American Depositary Receipt
       GDR         Global Depositary Receipt
       PRF                 Preferred
       REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES

January 31, 2004 (Unaudited)

ASSETS:
  Investments, at identified cost                                                                    $   400,204,183
                                                                                                     ---------------
  Investments, at value                                                                              $   510,312,799
  Repurchase agreements                                                                                   89,633,000
  Cash                                                                                                           242
  Receivable for:
     Investments sold                                                                                      9,008,597
     Capital stock sold                                                                                       40,054
     Dividends                                                                                               476,683
     Interest                                                                                                  4,631
  Expense reimbursement due from Investment Advisor                                                           93,338
  Other assets                                                                                                10,071
                                                                                                     ---------------
  Total assets                                                                                           609,579,415
                                                                                                     ---------------

LIABILITIES:
  Payable for:
     Investments purchased                                                                                 1,103,344
     Capital stock redeemed                                                                                   69,517
     Investment advisory fee                                                                                 206,364
     Transfer agent fee                                                                                        2,360
     Trustees' fees                                                                                              525
     Custody fee                                                                                               8,240
                                                                                                     ---------------
  Total liabilities                                                                                        1,390,350
                                                                                                     ---------------
NET ASSETS                                                                                           $   608,189,065
                                                                                                     ===============

NET ASSETS consist of:
  Paid-in capital                                                                                    $   491,094,239
  Undistributed net investment income                                                                        304,300
  Accumulated net realized gains                                                                           6,681,636
  Net unrealized appreciation on:
   Investments                                                                                           110,108,616
   Foreign currency translations                                                                                 274
                                                                                                     ---------------
NET ASSETS:                                                                                          $   608,189,065
                                                                                                     ===============
Shares of capital stock outstanding:                                                                      43,777,108
                                                                                                     ===============
Net asset value, offering and redemption price per share                                             $         13.89
                                                                                                     ===============

                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Income:
      Dividends                                                                                      $     2,782,491
      Interest                                                                                               361,351
      Foreign withholding tax                                                                                (31,024)
                                                                                                     ---------------
         Total income                                                                                      3,112,818
                                                                                                     ---------------

   Expenses:
      Investment advisory fee                                                                              1,028,957
      Transfer agent fee                                                                                       6,321
      Trustees' fees                                                                                           7,836
      Custody fee                                                                                             32,767
      Other expenses                                                                                          89,577
                                                                                                     ---------------
         Total expenses                                                                                    1,165,458
      Expense reimbursement by Investment Advisor                                                           (135,285)
      Custody earnings credit                                                                                 (1,024)
                                                                                                     ---------------
         Net expenses                                                                                      1,029,149
                                                                                                     ---------------
   Net investment income                                                                                   2,083,669
                                                                                                     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain (loss) on:
      Investments                                                                                         21,436,319
      Foreign currency transactions                                                                          (41,403)
                                                                                                     ---------------
         Net realized gain                                                                                21,394,916
                                                                                                     ---------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                                                         58,931,424
      Foreign currency translations                                                                              274
                                                                                                     ---------------
   Net change in unrealized appreciation/depreciation                                                     58,931,698
                                                                                                     ---------------
   Net gain                                                                                               80,326,614
                                                                                                     ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                           $    82,410,283
                                                                                                     ---------------

                 See Accompanying Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                                 SIX MONTHS
                                                                    ENDED               PERIOD ENDED            YEAR ENDED
                                                              JANUARY 31, 2004       JULY 31, 2003 (a)       OCTOBER 31, 2002
                                                              ----------------       -----------------       ----------------
Operations:
   Net investment income                                       $     2,083,669        $     2,657,828        $     1,070,922
   Net realized gain (loss) on investments and
     foreign currency transactions                                  21,394,916              1,504,435             (9,099,006)
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations               58,931,698             54,067,910             (3,343,013)
                                                               ---------------        ---------------        ---------------
   Net increase (decrease) from operations                          82,410,283             58,230,173            (11,371,097)

Distributions declared to shareholders:
   From net investment income                                       (3,979,500)            (1,463,038)               (63,470)
   From net realized gains                                          (6,937,177)                     -                      -
                                                               ---------------        ---------------        ---------------

Total distributions declared to shareholders                       (10,916,677)            (1,463,038)               (63,470)
                                                               ---------------        ---------------        ---------------

Net capital share transactions                                     166,075,398            125,673,780            162,672,129
                                                               ---------------        ---------------        ---------------
Net increase in net assets                                         237,569,004            182,440,915            151,237,562

NET ASSETS:
Beginning of period                                                370,620,061            188,179,146             36,941,584
                                                               ---------------        ---------------        ---------------
End of period                                                  $   608,189,065        $   370,620,061        $   188,179,146
                                                               ===============        ===============        ===============
Undistributed net investment income                            $       304,300        $     2,200,131        $     1,009,924
                                                               ===============        ===============        ===============

(a)  The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                            CMG STRATEGIC EQUITY FUND
                          A Portfolio of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2004 (Unaudited)

NOTE 1.    ORGANIZATION:

CMG Strategic Equity Fund (the "Fund"), a series of CMG Fund Trust (the "Trust"), is a diversified portfolio. The Trust is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL. The Fund seeks long-term growth of capital and total returns greater than those of the market over time.

FUND SHARES. The Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not readily available, then these foreign securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FEDERAL INCOME TAX STATUS. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 3.    FEDERAL TAX INFORMATION:

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal year ended October 31, 2002 was as follows:

                                   PERIOD ENDED           YEAR ENDED
                                   JULY 31, 2003       OCTOBER 31, 2002
                                   -------------       ----------------
DISTRIBUTIONS PAID FROM:
   Ordinary Income*                 $ 1,463,038             $ 63,470

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2004, based on cost of investments for federal income tax purposes was:

Unrealized appreciation                      $ 112,256,974
Unrealized depreciation                         (2,148,358)
                                             -------------
   Net unrealized appreciation               $ 110,108,616
                                             =============

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                             CAPITAL LOSS
                                             CARRYFORWARD
                                             ------------
YEAR OF EXPIRATION
2010                                         $  4,679,207

NOTE 4.    FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the investment management fee, each shareholder pays an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges between 0.20% on the first $25 million of the shareholder's net assets in the Fund, to 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

FleetBoston has entered into an agreement with Bank of America Corporation ("BOA") to merge the two financial services companies. On March 17, 2004, the shareholders of FleetBoston and BOA voted to approve the merger. The transaction is expected to be completed in the second quarter of 2004.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Fund is not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per account fee or a minimum of $1,500 per month. For the six months ended January 31, 2004, the Fund's annualized effective transfer agent fee rate was 0.002%.

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has contractually agreed, through October 31, 2004, to reimburse the Fund for certain expenses so that the expenses incurred by the Fund, including the investment advisory fees, would not exceed 0.40% of the Fund's average daily net assets.

CUSTODY CREDITS. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. Trustees' fees and expenses are paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other trustees and officers receive no compensation from the Fund.

NOTE 5.    PORTFOLIO INFORMATION:

For the six months ended January 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $285,164,377 and $185,162,622, respectively.

NOTE 6.    CAPITAL STOCK ACTIVITY:

Transactions of capital shares were as follows:

                                                        SIX MONTHS ENDED       PERIOD ENDED           YEAR ENDED
                                                        JANUARY 31, 2004     JULY 31, 2003(a)      OCTOBER 31, 2002
                                                        ----------------     ----------------      ----------------
SHARES:
  Shares sold                                                 14,708,924            13,628,484            15,932,938
  Shares issued for reinvestment of
   dividends and distributions                                   795,344               140,587                 5,562
  Less shares redeemed                                        (2,463,990)           (1,583,795)           (1,045,757)
                                                        ----------------     -----------------     -----------------
  Net increase                                                13,040,278            12,185,276            14,892,743
                                                        ================     =================     =================

AMOUNTS:
  Sales                                                 $    187,747,577     $     141,164,376     $     174,100,499
  Reinvestment of dividends and distributions                 10,729,185             1,438,209                63,245
  Less redemptions                                           (32,401,364)          (16,928,805)          (11,491,615)
                                                        ----------------     -----------------     -----------------
  Net increase                                          $    166,075,398     $     125,673,780     $     162,672,129
                                                        ================     =================     =================

(a) The Fund changed its fiscal year end from October 31 to July 31.

NOTE 7.    LINE OF CREDIT:

The Fund participates in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by Columbia. The uncommitted line of credit expires on July 2, 2004. For the six months ended January 31, 2004, the Fund did not borrow under these arrangements.

NOTE 8.    SHARES OF BENEFICIAL INTEREST:

As of January 31, 2004, 42.76% of the outstanding shares of the Fund were held by 5 shareholders, each of which represents in excess of 5% of the Fund's shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the fund.

NOTE 9.    DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

INDUSTRY FOCUS. The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, and Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 10.   COMPARABILITY OF FINANCIAL STATEMENTS:

On January 29, 2003, the Board of Trustees approved a change in the fiscal year end of the Fund from October 31 to July 31.

                           Shareholder Meeting Results

On October 7, 2003, a Special Meeting of Shareholders of CMG Fund Trust was held to conduct a vote for and against the approval of the Item listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:

PROPOSAL 1.

Election of the following Trustees:

        Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas
        C. Theobald, Anne-Lee Verville, Richard L. Woolworth, William E. Mayer and Joseph R. Palombo:

Total shares in favor of proposal:                      55,945,086

Total shares against or abstaining proposal:               131,926

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201


                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                                941-03/093R-0204 (03/04) C04/017


A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-547-1037 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-547-1037 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

[COLUMBIA MANAGEMENT GROUP LOGO]

A FLEETBOSTON FINANCIAL COMPANY


                               CMG CORE BOND FUND
                   (FORMERLY CMG FIXED INCOME SECURITIES FUND)
                               CMG HIGH YIELD FUND
                            CMG SHORT TERM BOND FUND
                          PORTFOLIOS OF CMG FUND TRUST


                                SEMIANNUAL REPORT
                                JANUARY 31, 2004


                                                      NOT FDIC   MAY LOSE VALUE
ADVISED BY COLUMBIA MANAGEMENT ADVISORS, INC.         INSURED  NO BANK GUARANTEE

                               CMG CORE BOND FUND
                   (Formerly CMG Fixed Income Securities Fund)
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2004, the fund returned 4.19%. The fund modestly underperformed the Lehman Brothers Aggregate Bond Index, which returned 4.49%, and the Lipper Corporate Debt Funds A-Rated Category, which returned 4.85% over the same period. The fund trailed its index primarily because of its relatively conservative positioning: it carried a shorter duration while interest rates were falling and a higher average credit quality than its index at a time when risk was rewarded. Duration is a measure of interest rate sensitivity. We shortened duration as a defensive move because, with interest rates at historical lows, we believed it was important to limit the potential for capital erosion as well as to provide investors with current income. In fact, interest rates fell during the period, and we gave up some performance because of our decision. However, those results were partially offset by the portfolio's increased exposure to corporate bonds, which outperformed during the period.

Most economic indicators were strong throughout the second half of 2003, highlighted by impressive third-quarter GDP growth of 8.2%. Although the fourth quarter GDP growth of 4.0% was modest by comparison, it was still indicative of a recovering economy. Although interest rates often rise as economic activity picks up, the Federal Reserve Board (the "Fed") maintained a monetary policy aimed at keeping interest rates low. With no great build-up in inflation and a sluggish job market, the Fed left a key short-term interest rate-the federal funds rate-unchanged at just 1.0% throughout the period. Against this backdrop, rates on short-term Treasury notes rose by 8 basis points or 0.08% and the 10-year Treasury rate declined by 40 basis points or 0.40%. A basis point is one one-hundredth of one percent.

As noted above, declining interest rates favored fixed-income investments with longer maturities, so our relatively short duration hurt performance. The fund also lost some ground because lower-quality securities outperformed the investment grade securities in which the fund exclusively invests. We believe our BBB weighting of 11% is about average for the fund's peer group. But even at the low-quality end of our holdings, we concentrated on bonds that were candidates for a ratings upgrade rather than the marginal credits whose higher yields were in strong demand during the period.

We also repositioned the fund's mortgage investments during the period. We shifted away from conventional pass-through securities in favor of structured instruments, such as collateralized mortgage obligations (CMOs). This move was designed to defend against a slowdown in mortgage prepayment activity. As homeowners hold on to their mortgages longer than expected-because mortgage rates have begun to edge higher-it delays the return of principal to bondholders and hurts the value of conventional mortgage bonds.

Separately, we increased our position in corporate bonds by three percentage points, from 34% to 37% of the portfolio. Because the yield advantage of corporates versus Treasuries declined throughout the period, this move aided overall performance.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

We expect the economy to continue to expand throughout 2004, with consensus estimates calling for GDP growth on the order of 4%. At some point we expect this growth to translate into higher interest rates, especially if the US budget deficit becomes an issue during the presidential campaign. Although the timing of an upward shift in rates is impossible to pinpoint, the portfolio's shorter-than-average duration makes it well-positioned for a rising-rate scenario, and our shift from pass-throughs to CMOs has the potential to provide additional protection.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were (%):

      Federal National Mortgage Association, 4.000% 11/01/2018-TBA           8.6
      Federal Home Loan Mortgage Corp., 5.000% 2034 (various pools)          3.8
      U.S. Treasury Bond, 7.250% 05/15/2016                                  3.4
      Structured Asset Securities Corp., 5.500% 07/25/2033                   3.1
      ABFS Mortgage Loan Trust, 4.428% 12/15/2033                            2.8
      New Century Home Equity Loan Trust, 2.940% 11/25/2033                  2.4
      Federal Home Loan Mortgage Corp., 4.500% 08/15/2028                    2.4
      Residential Asset Mortgage Products, Inc., 5.050% 05/25/2032           2.4
      Government National Mortgage Association, 4.500% 04/16/2028            2.4
      Federal Home Loan Mortgage Corp., 4.000% 10/15/2026                    2.2

We appreciate your continued confidence in CMG Core Bond Fund.

The Columbia Investment Team
January 31, 2004

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, SEPTEMBER 1, 2000 TO JANUARY 31, 2004

                    CMG CORE BOND FUND            LEHMAN BROTHERS AGGREGATE BOND INDEX
9/1/2000                 $  10,000                           $  10,000
9/30/2000                $  10,075                           $  10,063
10/31/2000               $  10,130                           $  10,129
11/30/2000               $  10,309                           $  10,296
12/31/2000               $  10,522                           $  10,487
1/31/2001                $  10,681                           $  10,659
2/28/2001                $  10,786                           $  10,752
3/31/2001                $  10,844                           $  10,806
4/30/2001                $  10,784                           $  10,760
5/31/2001                $  10,850                           $  10,825
6/30/2001                $  10,897                           $  10,866
7/31/2001                $  11,144                           $  11,109
8/31/2001                $  11,264                           $  11,237
9/30/2001                $  11,424                           $  11,368
10/31/2001               $  11,651                           $  11,606
11/30/2001               $  11,503                           $  11,446
12/31/2001               $  11,445                           $  11,373
1/31/2002                $  11,499                           $  11,465
2/28/2002                $  11,605                           $  11,576
3/31/2002                $  11,426                           $  11,384
4/30/2002                $  11,636                           $  11,605
5/31/2002                $  11,736                           $  11,703
6/30/2002                $  11,823                           $  11,804
7/31/2002                $  11,911                           $  11,947
8/31/2002                $  12,114                           $  12,149
9/30/2002                $  12,295                           $  12,345
10/31/2002               $  12,114                           $  12,289
11/30/2002               $  12,093                           $  12,285
12/31/2002               $  12,281                           $  12,539
1/31/2003                $  12,292                           $  12,551
2/28/2003                $  12,473                           $  12,724
3/31/2003                $  12,458                           $  12,714
4/30/2003                $  12,554                           $  12,819
5/31/2003                $  12,776                           $  13,058
6/30/2003                $  12,731                           $  13,031
7/31/2003                $  12,330                           $  12,594
8/31/2003                $  12,399                           $  12,677
9/30/2003                $  12,730                           $  13,013
10/31/2003               $  12,609                           $  12,892
11/30/2003               $  12,633                           $  12,923
12/31/2003               $  12,741                           $  13,054
1/31/2004                $  12,847                           $  13,157

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTH       1-YEAR     LIFE
CMG Core Bond Fund                                  9/1/00         4.19         4.51      7.60
Lehman Brothers Aggregate Bond Index                               4.49         4.85      8.36

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTH       1-YEAR     LIFE
CMG Core Bond Fund                                  9/1/00         0.08         3.75      7.54
Lehman Brothers Aggregate Bond Index                               0.17         4.10      8.32

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The fund's inception date is September 1, 2000, and index performance is from August 31, 2000.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade US Treasury and agency securities, corporate bonds and mortgage-backed bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended January 31, 2004, the fund returned 7.23%. That was less than both the Merrill Lynch Intermediate BB Index, which returned 8.86%, and the average return of the Lipper High Current Yields Category, which was 11.15% for the period(1).

The fund's relative performance was hurt by its emphasis on the higher-quality segment of the high-yield marketplace. The fund generally holds no CCC-rated bonds, which constitute approximately 15% of the index. These ultra low-quality bonds have outperformed bonds rated both B and BB for more than a year. In particular, the fund suffered from its underweight in electric utilities, telecommunications and airlines-industries that were dominated by companies with CCC ratings. The fund's performance was also held back by its overweight positions in health care and gaming, two sectors that lagged the overall market.

The market's preference for lower-rated securities during the period can be traced to several factors. Early in the period, lower-quality bonds enjoyed a substantial yield advantage. Yields were driven up by risk averse investors who retreated from the lower quality bonds in 2001 and 2002. Then, as yield-hungry investors poured money into lower quality bonds, companies were able to refinance their debt on advantageous terms and bankruptcy rates began to decline from record levels. Finally, the emergence of a genuine economic recovery in the third quarter of 2003 gave investors hope that many struggling companies would be able to improve their competitive positions. Yet, the overall credit quality of the high-yield market actually declined during the period as many more companies were downgraded than upgraded by the major rating agencies.

The composition of the fund was relatively unchanged during the period. However, we reduced our commitment to the cable sector by selling our positions in Cablevision, Mediacom and TCI which, in our judgment, no longer represented good values. From an operating perspective, we have been concerned that cable as a group has been losing market share to satellite TV, especially in rural markets. In an effort to participate in this trend, we purchased bonds of satellite dish company Echostar to supplement our existing position in DirecTV (1.8% and 1.4% of net assets, respectively.)

Although we believe that a combination of GDP growth and low inflation have the potential to extend the favorable environment for high-yield securities into 2004, we believe that the market's advances in 2003 already reflect much of this improvement. If the economic recovery proves unsustainable because it has been built on a combination of factors that may have run their course-historically low interest rates, massive tax cuts and substantial budget deficits-we will enjoy an advantage in having maintained a conservative posture for the fund. The fund's focus on quality hurt relative performance last year, but the yield advantage of low-quality

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

bonds has already contracted sharply. If the economy is stronger than we expect, the fund should benefit from having a shorter-than-average maturity relative to its benchmark, a defensive stance designed to cushion the fund against the possibility of higher interest rates.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were (%):

      Lamar Media Corp., 7.250% 01/01/2013                                   2.1
      Ball Corp., 6.875% 12/15/2012                                          2.0
      Allied Waste North America, Inc., 10.000% 08/01/2009                   1.9
      L-3 Communications Corp., 7.625% 06/15/2012                            1.8
      Echostar DBS Corp., 5.750% 10/01/2008                                  1.8
      Park Place Entertainment Corp., 9.375% 02/15/2007                      1.8
      Cott Beverages, Inc., 8.000% 12/15/2011                                1.6
      R.H. Donnelley Financial Corp., 10.875% 12/15/2012                     1.6
      Triad Hospitals, Inc., 8.750% 05/01/2009                               1.5
      Extended Stay America, Inc., 9.875% 06/15/2011                         1.5

We appreciate your continued confidence in CMG High Yield Fund.

The Columbia Investment Team
January 31, 2004

Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, JULY 6, 1994 TO JANUARY 31, 2004

                 CMG HIGH YIELD BOND FUND   MERRILL LYNCH INTERMEDIATE BB INDEX     MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX
7/6/94                  $  10,000                      $  10,000                                      $  10,000
7/30/94                 $  9,989                       $  10,101                                      $  10,073
8/31/94                 $  10,063                      $  10,181                                      $  10,143
9/30/94                 $  10,105                      $  10,170                                      $  10,138
10/31/94                $  10,119                      $  10,192                                      $  10,164
11/30/94                $  9,990                       $  10,127                                      $  10,077
12/31/94                $  10,118                      $  10,222                                      $  10,189
1/31/95                 $  10,261                      $  10,388                                      $  10,333
2/28/95                 $  10,570                      $  10,671                                      $  10,655
3/31/95                 $  10,660                      $  10,797                                      $  10,803
4/30/95                 $  10,896                      $  10,999                                      $  11,056
5/31/95                 $  11,176                      $  11,350                                      $  11,401
6/30/95                 $  11,271                      $  11,451                                      $  11,488
7/31/95                 $  11,417                      $  11,505                                      $  11,619
8/31/95                 $  11,447                      $  11,593                                      $  11,690
9/30/95                 $  11,613                      $  11,721                                      $  11,823
10/31/95                $  11,787                      $  11,833                                      $  11,907
11/30/95                $  11,925                      $  11,994                                      $  12,024
12/31/95                $  12,125                      $  12,167                                      $  12,217
1/31/96                 $  12,304                      $  12,337                                      $  12,410
2/29/96                 $  12,369                      $  12,299                                      $  12,429
3/31/96                 $  12,212                      $  12,219                                      $  12,395
4/30/96                 $  12,188                      $  12,164                                      $  12,401
5/31/96                 $  12,204                      $  12,197                                      $  12,491
6/30/96                 $  12,221                      $  12,313                                      $  12,566
7/31/96                 $  12,324                      $  12,379                                      $  12,651
8/31/96                 $  12,557                      $  12,481                                      $  12,781
9/30/96                 $  12,778                      $  12,693                                      $  13,056
10/31/96                $  12,920                      $  12,892                                      $  13,200
11/30/96                $  13,210                      $  13,144                                      $  13,466
12/31/96                $  13,300                      $  13,166                                      $  13,570
1/31/97                 $  13,407                      $  13,274                                      $  13,675
2/28/97                 $  13,586                      $  13,415                                      $  13,866
3/31/97                 $  13,384                      $  13,289                                      $  13,712
4/30/97                 $  13,515                      $  13,432                                      $  13,868
5/31/97                 $  13,860                      $  13,647                                      $  14,149
6/30/97                 $  14,030                      $  13,838                                      $  14,364
7/31/97                 $  14,409                      $  14,170                                      $  14,708
8/31/97                 $  14,386                      $  14,128                                      $  14,683
9/30/97                 $  14,593                      $  14,330                                      $  14,927
10/31/97                $  14,584                      $  14,419                                      $  15,026
11/30/97                $  14,740                      $  14,511                                      $  15,168
12/31/97                $  14,913                      $  14,644                                      $  15,313
1/31/98                 $  15,165                      $  14,823                                      $  15,541
2/28/98                 $  15,242                      $  14,857                                      $  15,604
3/31/98                 $  15,334                      $  14,939                                      $  15,739
4/30/98                 $  15,390                      $  15,033                                      $  15,813
5/31/98                 $  15,472                      $  15,152                                      $  15,923
6/30/98                 $  15,585                      $  15,253                                      $  16,003
7/31/98                 $  15,781                      $  15,352                                      $  16,094
8/31/98                 $  15,250                      $  15,030                                      $  15,399
9/30/98                 $  15,545                      $  15,308                                      $  15,430
10/31/98                $  15,460                      $  15,136                                      $  15,177
11/30/98                $  15,987                      $  15,463                                      $  15,867
12/31/98                $  16,005                      $  15,572                                      $  15,872
1/31/99                 $  16,187                      $  15,673                                      $  16,029
2/28/99                 $  16,100                      $  15,601                                      $  15,907
3/31/99                 $  16,246                      $  15,765                                      $  16,044
4/30/99                 $  16,371                      $  15,936                                      $  16,294
5/31/99                 $  16,185                      $  15,775                                      $  16,182
6/30/99                 $  16,154                      $  15,766                                      $  16,151
7/31/99                 $  16,162                      $  15,801                                      $  16,175
8/31/99                 $  16,021                      $  15,733                                      $  16,010
9/30/99                 $  16,023                      $  15,796                                      $  15,949
10/31/99                $  16,047                      $  15,723                                      $  15,855
11/30/99                $  16,292                      $  15,872                                      $  16,036
12/31/99                $  16,389                      $  15,960                                      $  16,120
1/31/2000               $  16,315                      $  15,882                                      $  16,039
2/29/2000               $  16,351                      $  15,858                                      $  16,053
3/31/2000               $  16,243                      $  15,751                                      $  15,829
4/30/2000               $  16,358                      $  15,731                                      $  15,833
5/31/2000               $  16,342                      $  15,613                                      $  15,659
6/30/2000               $  16,714                      $  15,956                                      $  15,927
7/31/2000               $  16,856                      $  16,151                                      $  16,042
8/31/2000               $  17,165                      $  16,382                                      $  16,237
9/30/2000               $  17,146                      $  16,289                                      $  16,143
10/31/2000              $  17,009                      $  15,953                                      $  15,670
11/30/2000              $  16,786                      $  15,931                                      $  15,180
12/31/2000              $  17,266                      $  16,235                                      $  15,509
1/31/2001               $  17,933                      $  16,875                                      $  16,433
2/28/2001               $  18,098                      $  17,130                                      $  16,693
3/31/2001               $  18,000                      $  17,272                                      $  16,473
4/30/2001               $  17,957                      $  17,387                                      $  16,293
5/31/2001               $  18,046                      $  17,673                                      $  16,606
6/30/2001               $  17,812                      $  17,544                                      $  16,264
7/31/2001               $  17,983                      $  17,845                                      $  16,516
8/31/2001               $  18,262                      $  18,049                                      $  16,676
9/30/2001               $  17,507                      $  17,148                                      $  15,607
10/31/2001              $  18,187                      $  17,565                                      $  16,066
11/30/2001              $  18,712                      $  18,016                                      $  16,588
12/31/2001              $  18,529                      $  17,854                                      $  16,471
1/31/2002               $  18,657                      $  17,847                                      $  16,563
2/28/2002               $  18,502                      $  17,729                                      $  16,404
3/31/2002               $  18,742                      $  18,102                                      $  16,794
4/30/2002               $  18,887                      $  18,442                                      $  17,061
5/31/2002               $  18,851                      $  18,460                                      $  16,969
6/30/2002               $  18,359                      $  17,068                                      $  15,763
7/31/2002               $  18,060                      $  16,375                                      $  15,135
8/31/2002               $  18,401                      $  16,685                                      $  15,514
9/30/2002               $  18,314                      $  16,618                                      $  15,265
10/31/2002              $  18,296                      $  16,583                                      $  15,137
11/30/2002              $  18,900                      $  17,189                                      $  16,039
12/31/2002              $  19,047                      $  17,426                                      $  16,283
1/31/2003               $  19,245                      $  17,745                                      $  16,752
2/28/2003               $  19,442                      $  17,895                                      $  16,968
3/31/2003               $  19,788                      $  18,114                                      $  17,408
4/30/2003               $  20,288                      $  18,737                                      $  18,386
5/31/2003               $  20,315                      $  18,898                                      $  18,585
6/30/2003               $  20,591                      $  19,263                                      $  19,092
7/31/2003               $  20,247                      $  18,939                                      $  18,819
8/31/2003               $  20,395                      $  19,079                                      $  19,065
9/30/2003               $  20,850                      $  19,581                                      $  19,574
10/31/2003              $  21,081                      $  19,867                                      $  19,974
11/30/2003              $  21,254                      $  20,089                                      $  20,249
12/31/2003              $  21,505                      $  20,393                                      $  20,719
1/31/2004               $  21,726                      $  20,626                                      $  21,043

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTH      1-YEAR     5-YEAR       LIFE
CMG High Yield Fund                                 7/6/94         7.23        12.82      6.05        8.44
Merrill Lynch Intermediate BB Index                                8.86        16.19      5.65        7.84
Merrill Lynch U.S. High Yield, Cash Pay Index                     11.80        25.59      5.59        8.08

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTH      1-YEAR     5-YEAR       LIFE
CMG High Yield Fund                                 7/6/94         4.46        12.93      6.10        8.41
Merrill Lynch Intermediate BB Index                                5.86        17.03      5.55        7.79
Merrill Lynch U.S. High Yield, Cash Pay Index                      8.52        27.23      5.47        7.98

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The fund's inception date is July 6, 1994. Merrill Lynch Intermediate BB Index performance is from June 30, 1994. Merrill Lynch U.S. High Yield, Cash Pay Index performance is from July 6, 1994.

The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index of non-investment-grade corporate bonds. Unlike the fund, indices are not an investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of CMG Short Term Bond Fund. For the six-month period ended January 31, 2004, the fund returned 2.15%. The fund's performance was higher than the Merrill Lynch 1-3 Year Treasury Index, which returned 1.34%, and in line with the Merrill Lynch 1-5 Year Government/Corporate Bond Index, which returned 2.17% during the period. The fund outperformed its peer group, the Lipper Short Investment Grade Debt Funds Category, whose average return was 1.65%(1). The fund's "barbell" structure-emphasizing short-term floating rate notes and longer-term securities within the fund's maturity range-aided performance during the period.

Most economic indicators were strong throughout the second half of 2003, highlighted by impressive third-quarter GDP growth of 8.2%. Although fourth quarter GDP growth of 4.0% was modest by comparison, it was indicative of a recovering economy. Although interest rates often rise as economic activity picks up, the Federal Reserve Board (the "Fed") maintained a monetary policy aimed at keeping interest rates low because inflationary pressures have not materialized and the job market has remained sluggish. The Fed left a key short-term interest rate-the federal funds rate-unchanged at just 1.0% throughout the period. Against this backdrop, rates on short-term Treasury notes rose by 8 basis points or 0.08% and the 10-year Treasury rate declined by 40 basis points or 0.40%. A basis point is one one-hundredth of one percent.

The market environment that prevailed during the period favored fixed-income investments with longer maturities. Generally speaking, risk-taking was rewarded throughout the bond market, as lower-quality securities consistently outperformed investment grade bonds. These trends were modestly negative for the fund, which focuses on higher-quality short-term bonds.

The fund was able to generate a competitive return even though its overall duration was shorter than that of the index. Duration is a measure of interest rate sensitivity. By keeping the fund's duration short while interest rates declined, we gave up some performance relative to the market. However we more than made up for that decision with the fund's "barbell" investment approach-combining short-term floating rate instruments with securities at the long end of our maturity spectrum (five years). The floating rate securities carried higher yields than Treasury securities of comparable maturities, while the longer-term securities increased in value as long-term rates declined.

We also repositioned the fund's mortgage investments during the period. We shifted away from conventional pass-through securities in favor of structured instruments, such as collateralized mortgage obligations (CMOs). This move was designed to defend against a slowdown in mortgage prepayment activity. If homeowners hold on to their mortgages longer than expected-because mortgage rates have begun to edge higher-it would delay the return of principal to bondholders and hurt the value of conventional mortgage bonds.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

We expect the economy to continue to expand throughout 2004, with consensus estimates calling for GDP growth on the order of 4%. If the economy lives up to this estimate, at some point we expect economic growth to translate into higher short-term interest rates-especially if the labor market begins to improve. Although the timing of such an upward shift is impossible to pinpoint, the portfolio's shorter-than-average duration and its emphasis on floating rate securities make it well-positioned for such a scenario, and our emphasis on relatively well-structured mortgage-related securities should provide additional protection.

The fund's top ten holdings (as a percentage of net assets) as of January 31, 2004 were (%):

      U.S. Treasury Bills, 0.890% 05/06/2004                                 5.9
      Federal Home Loan Mortgage Corp., 4.500% 2019 (various pools)          3.3
      Federal Home Loan Mortgage Corp., 3.000% 06/15/2009                    3.0
      Countrywide Home Loans, 1.500% 08/25/2018                              2.2
      New Century Home Equity Loan Trust, 1.470% 01/25/2034                  2.2
      KeyCorp Student Loan Trust, 1.430% 10/25/2025                          1.9
      SLM Student Loan Trust, 1.667% 10/25/2011                              1.8
      Federal Home Loan Mortgage Corp., 4.000% 10/15/2026                    1.7
      SLM Student Loan Trust, 1.637% 01/25/2014                              1.7
      SLM Student Loan Trust, 1.617% 07/27/2009                              1.7

We appreciate your continued confidence in CMG Short Term Bond Fund.

The Columbia Investment Team
January 31, 2004

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds and political and economic developments.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weightings within the portfolio may change as market conditions change.

[CHART]

GROWTH OF A $10,000 INVESTMENT, FEBRUARY 2, 1998 TO JANUARY 31, 2004

           CMG SHORT TERM BOND FUND   MERRILL LYNCH 1-5 YEAR GOVERNMENT/CORPORATE BOND INDEX   MERRILL LYNCH 1-3 YEAR TREASURY INDEX
2/2/98            $  10,000                               $  10,000                                         $  10,000
2/28/98           $  10,005                               $  10,002                                         $  10,010
3/31/98           $  10,040                               $  10,041                                         $  10,051
4/30/98           $  10,099                               $  10,088                                         $  10,098
5/31/98           $  10,168                               $  10,150                                         $  10,152
6/30/98           $  10,236                               $  10,209                                         $  10,205
7/31/98           $  10,279                               $  10,255                                         $  10,253
8/31/98           $  10,425                               $  10,403                                         $  10,382
9/30/98           $  10,563                               $  10,589                                         $  10,519
10/31/98          $  10,536                               $  10,623                                         $  10,570
11/30/98          $  10,561                               $  10,608                                         $  10,561
12/31/98          $  10,612                               $  10,648                                         $  10,598
1/31/99           $  10,691                               $  10,701                                         $  10,640
2/28/99           $  10,608                               $  10,605                                         $  10,588
3/31/99           $  10,688                               $  10,692                                         $  10,661
4/30/99           $  10,723                               $  10,727                                         $  10,695
5/31/99           $  10,687                               $  10,685                                         $  10,689
6/30/99           $  10,704                               $  10,716                                         $  10,722
7/31/99           $  10,695                               $  10,728                                         $  10,756
8/31/99           $  10,705                               $  10,749                                         $  10,787
9/30/99           $  10,815                               $  10,836                                         $  10,858
10/31/99          $  10,847                               $  10,861                                         $  10,887
11/30/99          $  10,875                               $  10,879                                         $  10,908
12/31/99          $  10,886                               $  10,881                                         $  10,923
1/31/2000         $  10,879                               $  10,857                                         $  10,918
2/29/2000         $  10,956                               $  10,934                                         $  10,992
3/31/2000         $  11,046                               $  11,019                                         $  11,060
4/30/2000         $  11,040                               $  11,027                                         $  11,088
5/31/2000         $  11,075                               $  11,059                                         $  11,134
6/30/2000         $  11,233                               $  11,205                                         $  11,250
7/31/2000         $  11,316                               $  11,284                                         $  11,321
8/31/2000         $  11,431                               $  11,389                                         $  11,404
9/30/2000         $  11,543                               $  11,492                                         $  11,487
10/31/2000        $  11,598                               $  11,544                                         $  11,549
11/30/2000        $  11,743                               $  11,676                                         $  11,658
12/31/2000        $  11,929                               $  11,846                                         $  11,797
1/31/2001         $  12,094                               $  12,017                                         $  11,944
2/28/2001         $  12,197                               $  12,111                                         $  12,022
3/31/2001         $  12,295                               $  12,221                                         $  12,122
4/30/2001         $  12,301                               $  12,229                                         $  12,155
5/31/2001         $  12,386                               $  12,301                                         $  12,223
6/30/2001         $  12,440                               $  12,346                                         $  12,264
7/31/2001         $  12,639                               $  12,544                                         $  12,402
8/31/2001         $  12,734                               $  12,636                                         $  12,473
9/30/2001         $  12,918                               $  12,862                                         $  12,679
10/31/2001        $  13,064                               $  13,013                                         $  12,800
11/30/2001        $  12,973                               $  12,935                                         $  12,772
12/31/2001        $  12,945                               $  12,908                                         $  12,777
1/31/2002         $  13,010                               $  12,946                                         $  12,802
2/28/2002         $  13,080                               $  13,026                                         $  12,864
3/31/2002         $  12,995                               $  12,896                                         $  12,776
4/30/2002         $  13,104                               $  13,074                                         $  12,919
5/31/2002         $  13,205                               $  13,174                                         $  12,971
6/30/2002         $  13,284                               $  13,289                                         $  13,080
7/31/2002         $  13,352                               $  13,459                                         $  13,240
8/31/2002         $  13,464                               $  13,573                                         $  13,285
9/30/2002         $  13,588                               $  13,746                                         $  13,395
10/31/2002        $  13,456                               $  13,744                                         $  13,426
11/30/2002        $  13,452                               $  13,720                                         $  13,384
12/31/2002        $  13,581                               $  13,930                                         $  13,511
1/31/2003         $  13,599                               $  13,937                                         $  13,510
2/28/2003         $  13,699                               $  14,059                                         $  13,567
3/31/2003         $  13,724                               $  14,087                                         $  13,591
4/30/2003         $  13,774                               $  14,151                                         $  13,617
5/31/2003         $  13,888                               $  14,302                                         $  13,669
6/30/2003         $  13,900                               $  14,321                                         $  13,689
7/31/2003         $  13,713                               $  14,136                                         $  13,615
8/31/2003         $  13,743                               $  14,144                                         $  13,625
9/30/2003         $  13,919                               $  14,369                                         $  13,749
10/31/2003        $  13,863                               $  14,282                                         $  13,698
11/30/2003        $  13,866                               $  14,280                                         $  13,691
12/31/2003        $  13,949                               $  14,389                                         $  13,770
1/31/2004         $  14,008                               $  14,447                                         $  13,795

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED JANUARY 31, 2004

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTHS      1-YEAR    5-YEAR       LIFE
CMG Short Term Bond                                 2/2/98         2.15         3.01      5.55        5.78
Merrill Lynch 1-5 Year Government/Corporate
  Bond Index                                                       2.17         3.64      6.18        6.33
Merrill Lynch 1-3 Year Treasury Index                              1.34         2.12      5.33        5.51

AVERAGE ANNUAL TOTAL RETURN (%), PERIOD ENDED DECEMBER 31, 2003

                                                               (CUMULATIVE)
                                                   INCEPTION     6-MONTHS      1-YEAR    5-YEAR       LIFE
CMG Short Term Bond                                 2/2/98         0.35         2.71      5.62        5.79
Merrill Lynch 1-5 Year Government/Corporate Bond
  Index                                                            0.48         3.30      6.21        6.36
Merrill Lynch 1-3 Year Treasury Index                              0.58         1.90      5.37        5.56

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. All results shown assume reinvestment of distributions. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

The fund's inception date is February 2, 1998 and index performance is as of February 2, 1998.

The Merrill Lynch 1-5 Year Government/Corporate Bond Index is an unmanaged index that includes all U.S. government debt with at least $100 million face value outstanding, as well as investment grade rated corporate debt with at least $100 million outstanding, with maturities between 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes with maturities of 1-3 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance results reflect any reimbursement of fund expenses by the advisor or its affiliates. Absent these reimbursement arrangements, performance results would have been lower.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                 (UNAUDITED)
                                                  SIX MONTHS        PERIOD                                            PERIOD
                                                    ENDED            ENDED              YEAR ENDED OCTOBER 31,         ENDED
                                                 JANUARY 31,        JULY 31,       ------------------------------   OCTOBER 31,
                                                    2004            2003 (a)          2002               2001         2000 (b)
                                                 -----------      -----------      -----------        -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD             $     10.38      $     10.52      $     10.83        $     10.02   $     10.00
                                                 -----------      -----------      -----------        -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.17(c)          0.31(c)          0.56(c)(d)         0.65          0.11
   Net realized and unrealized gain (loss)
     on investments and futures contracts               0.26            (0.12)           (0.15)(d)           0.81          0.02
                                                 -----------      -----------      -----------        -----------   -----------
      Total from investment operations                  0.43             0.19             0.41               1.46          0.13
                                                 -----------      -----------      -----------        -----------   -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.19)           (0.33)           (0.58)             (0.65)        (0.11)
   From net realized gains                             (0.09)               -            (0.14)                 -(e)          -
                                                 -----------      -----------      -----------        -----------   -----------
      Total distributions                              (0.28)           (0.33)           (0.72)             (0.65)        (0.11)
                                                 -----------      -----------      -----------        -----------   -----------
NET ASSET VALUE, END OF PERIOD                   $     10.53      $     10.38      $     10.52        $     10.83   $     10.02
                                                 ===========      ===========      ===========        ===========   ===========

TOTAL RETURN (f)(g)                                     4.19%(h)         1.76%(h)         3.97%             15.01%         1.31%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $    42,930      $    30,512      $    27,412        $    28,774   $    10,866
Ratio of net expenses to average net assets (i)         0.40%(j)         0.40%(j)         0.40%              0.40%         0.40%(j)
Ratio of net investment income to average
   net assets (i)                                       3.28%(j)         3.95%(j)         5.34%(d)           6.14%         6.57%(j)
Waiver/reimbursement                                    0.35%(j)         0.29%(j)         0.16%              0.25%         1.06%(j)
Portfolio turnover rate                                  139%(h)          181%(h)          147%               140%          103%(h)

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share data by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                (UNAUDITED)
                                                 SIX MONTHS            PERIOD
                                                   ENDED                ENDED
                                                 JANUARY 31,           JULY 31,
                                                    2004               2003 (a)
                                                ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       7.90         $       7.55
                                                ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.27(c)              0.43(c)
   Net realized and unrealized gain (loss)
     on investments                                     0.29                 0.37
                                                ------------         ------------
      Total from investment operations                  0.56                 0.80
                                                ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.28)               (0.45)
   From net realized gains                                 -                    -
                                                ------------         ------------
      Total distributions declared
        to shareholders                                (0.28)               (0.45)
                                                ------------         ------------
NET ASSET VALUE, END OF PERIOD                  $       8.18         $       7.90
                                                ============         ============

TOTAL RETURN (f)                                        7.23%(g)(h)         10.67%(g)(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    485,206         $    429,042
Ratio of net expenses to average net assets (i)         0.40%(j)             0.42%(j)
Ratio of net investment income to average
   net assets (i)                                       6.63%(j)             7.32%(j)
Waiver/reimbursement                                    0.01%(j)             0.01%(j)
Portfolio turnover rate                                   19%(h)               47%(h)

                                                                              YEAR ENDED OCTOBER 31,
                                                ------------------------------------------------------------------------------
                                                    2002                2001           2000          1999(b)         1998(b)
                                                ------------        ------------   ------------   ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $       8.14        $       8.30   $       8.54   $       8.95    $       9.21
                                                ------------        ------------   ------------   ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.64(c)(d)          0.72           0.73           0.74            0.76
   Net realized and unrealized gain (loss)
     on investments                                    (0.58)(d)           (0.16)         (0.24)         (0.41)          (0.21)
                                                ------------        ------------   ------------   ------------    ------------
      Total from investment operations                  0.06                0.56           0.49           0.33            0.55
                                                ------------        ------------   ------------   ------------    ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.65)              (0.72)         (0.73)         (0.74)          (0.76)
   From net realized gains                                 -                   -              -              -(e)        (0.05)
                                                ------------        ------------   ------------   ------------    ------------
      Total distributions declared
        to shareholders                                (0.65)              (0.72)         (0.73)         (0.74)          (0.81)
                                                ------------        ------------   ------------   ------------    ------------
NET ASSET VALUE, END OF PERIOD                  $       7.55        $       8.14   $       8.30   $       8.54    $       8.95
                                                ============        ============   ============   ============    ============

TOTAL RETURN (f)                                        0.60%               6.92%          6.01%          3.75%           6.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    286,228        $    348,979   $    319,985   $    271,551    $    263,912
Ratio of net expenses to average net assets (i)         0.42%               0.44%          0.43%          0.43%           0.45%
Ratio of net investment income to average
   net assets (i)                                       7.98%(d)            8.63%          8.70%          8.39%           8.28%
Waiver/reimbursement                                       -                   -              -              -               -
Portfolio turnover rate                                   62%                 59%            56%            62%             71%

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)

                                                (UNAUDITED)
                                                 SIX MONTHS            PERIOD
                                                   ENDED                ENDED
                                                 JANUARY 31,           JULY 31,
                                                    2004               2003 (a)
                                                ------------         ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      12.01         $      12.15
                                                ------------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.17(c)              0.34(c)
   Net realized and unrealized gain (loss)
     on investments                                     0.09                (0.11)
                                                ------------         ------------
      Total from investment operations                  0.26                 0.23
                                                ------------         ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.19)               (0.37)
   From net realized gains                                 -                    -
                                                ------------         ------------
      Total distributions                              (0.19)               (0.37)
                                                ------------         ------------
NET ASSET VALUE, END OF PERIOD                  $      12.08         $      12.01
                                                ============         ============

TOTAL RETURN (f)(g)                                     2.15%(h)             1.91%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    135,894         $    113,193
Ratio of net expenses to average net assets (i)         0.25%(j)             0.25%(j)
Ratio of interest expense to average net assets            -                    -(j)(k)
Ratio of net investment income to average
   net assets (i)                                       2.86%(j)             3.79%(j)
Waiver/reimbursement                                    0.14%(j)             0.08%(j)
Portfolio turnover rate                                   37%(h)               93%(h)

                                                                                                                   PERIOD
                                                                       YEAR ENDED OCTOBER 31,                       ENDED
                                                --------------------------------------------------------------    OCTOBER 31,
                                                    2002                2001            2000          1999         1998 (b)
                                                ------------        ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      12.41        $      11.73   $      11.72   $      12.09   $      12.00
                                                ------------        ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.59(c)(d)          0.76           0.77           0.72           0.54
   Net realized and unrealized gain (loss)
     on investments                                    (0.22)(d)            0.68           0.01          (0.37)          0.09
                                                ------------        ------------   ------------   ------------   ------------
      Total from investment operations                  0.37                1.44           0.78           0.35           0.63
                                                ------------        ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
   From net investment income                          (0.63)              (0.76)         (0.77)         (0.72)         (0.54)
   From net realized gains                                 -                   -              -              -(e)           -
                                                ------------        ------------   ------------   ------------   ------------
      Total distributions                              (0.63)              (0.76)         (0.77)         (0.72)         (0.54)
                                                ------------        ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                  $      12.15        $      12.41   $      11.73   $      11.72   $      12.09
                                                ============        ============   ============   ============   ============

TOTAL RETURN (f)(g)                                     3.12%              12.62%          6.92%          2.96%          5.38%(h)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    140,757        $     89,791   $     82,809   $    144,821   $     42,692
Ratio of net expenses to average net assets (i)         0.25%               0.25%          0.25%          0.25%          0.25%(j)

Ratio of interest expense to average net assets            -                   -              -              -              -
Ratio of net investment income to average
   net assets (i)                                       4.73%(d)            6.27%          6.56%          6.22%          5.97%(j)
Waiver/reimbursement                                    0.05%               0.08%          0.08%          0.07%          0.13%(j)
Portfolio turnover rate                                  132%                 82%            86%           128%           132%(h)

(a) The Fund has changed its fiscal year end from October 31 to July 31.
(b) The Fund commenced investment operations on February 2, 1998. Per share data, total return and portfolio turnover reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e) Rounds to less than $0.01 per share.
(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
U.S. Government & Agency Securities (37.9%)
  U.S. Treasury Notes & Bonds (5.9%)
      U.S. Treasury Bonds
         7.250% 05/15/2016                           $     1,155,000   $     1,455,301
      U.S. Treasury Inflation Index Bonds
         3.625% 01/15/2008                                   308,375           343,164
      U.S. Treasury Notes
         3.500% 11/15/2006                                   705,000           728,932
                                                                       ---------------
                                                                             2,527,397
                                                                       ---------------
   U.S. Agency Bonds (1.2%)
      Federal Home Loan Bank
         2.125% 12/15/2004 (a)                                50,000            50,366
         3.625% 10/15/2004                                   480,000           488,098
                                                                       ---------------
                                                                               538,464
                                                                       ---------------
   Government National Mortgage Association (GNMA)
     (0.4%)
         7.000% 01/15/2032 - 03/15/2032                      146,524           156,290
                                                                       ---------------
   Federal Home Loan Mortgage Corp. (FHLMC) (5.4%)
         3.500% 10/01/2018                                   368,221           347,362
         5.000% 08/01/2033 - 01/01/2034                    1,646,324         1,635,715
         6.000% 05/01/2017                                   313,669           330,046
                                                                       ---------------
                                                                             2,313,123
                                                                       ---------------
   Federal National Mortgage Association (FNMA)
     (8.6%)
         4.000% 11/01/2018                                 1,168,395         1,150,373
      To Be Announced
         4.000% 03/18/2019 (b)                             2,594,000         2,538,878
                                                                       ---------------
                                                                             3,689,251
                                                                       ---------------
   Agency Collateralized Mortgage Obligations
     (16.4%)
      FHLMC GNMA Gtd. Multiclass Mtg. Partn. Ctfs.
         Series 24 Cl. J
         6.250% 11/25/2023                                   150,000           158,225
         Series 1602 Cl. PJ
         6.500% 10/15/2023                                   100,000           108,749
         Series 2113 Cl. MU
         6.500% 08/15/2027                                    80,144            81,234
         Series 2687 Cl. MQ
         4.500% 10/15/2018                                   220,000           225,853
         Series 2689 Cl. PC
         4.000% 09/15/2015                                   360,000           357,291
         Series 2695 Cl. AT
         4.000% 10/15/2026                                   925,000           931,669
         Series 2695 Cl. BO
         4.500% 08/15/2028                                 1,030,000         1,022,779
         Series 2695 Cl. DG
         4.000% 10/15/2018                                   600,000           553,195
         Series 2700 Cl. PD
         4.500% 02/15/2027                                   900,000           908,404

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
U.S. Government & Agency Securities (continued)
      FNMA Gtd. Remic Pass Thru Ctfs.
         Remic Tr. 2001-34 Cl. AE
         6.000% 07/25/2029                           $       331,904   $       334,873
         Remic Tr. 2001-56 Cl. KD
         6.500% 07/25/2030                                    73,250            74,769
         Remic Tr. 2002-8 Cl. PD
         6.500% 07/25/2030                                   100,000           102,861
         Remic Tr. 2003-87 Cl. TG
         4.500% 11/25/2014                                   900,000           909,325
      GNMA Gtd. Remic Pass Thru Secs.
         Remic Tr. 1999-14 Cl. PE
         6.000% 11/20/2025                                    70,912            71,206
         Remic Tr. 2002-40 Cl. UL
         6.500% 06/01/2032                                   170,000           174,851
         Remic Tr. 2003-97 Cl. NC
         4.500% 04/16/2028                                 1,000,000         1,009,739
                                                                       ---------------
                                                                             7,025,023
                                                                       ---------------
      Total U.S. Government & Agency Securities
         (Cost of $16,108,367)                                              16,249,548
                                                                       ---------------
Corporate Notes & Bonds (34.1%)
   Financials (13.8%)
      American Express Credit Corp.
         3.000% 05/16/2008                                   475,000           468,262
      American General Finance
         5.375% 09/01/2009                                    50,000            53,744
      Allstate Financial Global Funding II
         2.625% 10/22/2006 (c)                               150,000           150,178
      Bank of America Corp.
         7.800% 02/15/2010                                   100,000           119,502
      Bear Stearns Co., Inc.
         6.500% 05/01/2006                                   150,000           163,405
      CIT Group, Inc.
         7.250% 08/15/2005                                    60,000            64,617
      Citigroup, Inc.
         7.250% 10/01/2010                                   315,000           368,890
      Equitable Companies, Inc.
         9.000% 12/15/2004                                   175,000           185,311
      Ford Motor Credit Co.
         7.375% 10/28/2009                                   460,000           506,332
      General Electric Capital Corp.
         6.750% 03/15/2032                                   100,000           113,164
      General Motors Acceptance Corp.
         7.750% 01/19/2010                                   300,000           341,932
      Goldman Sachs Group, Inc.
         6.125% 02/15/2033                                   175,000           178,328
      Health Care Property Investors, Inc.
         6.875% 06/08/2005                                   125,000           130,632

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Financials (continued)
      Household Finance Corp.
         6.400% 06/17/2008                           $       230,000   $       256,053
      J.P. Morgan Chase & Co.
         5.750% 01/02/2013                                   250,000           268,228
      Lehman Brothers Holdings, Inc.
         4.000% 01/22/2008                                   150,000           153,852
      Merrill Lynch & Co.
         4.125% 01/15/2009                                   275,000           279,603
      Morgan Stanley & Co.
         4.250% 05/15/2010                                    50,000            50,341
         6.100% 04/15/2006                                   225,000           243,099
      SLM Corp.
         5.125% 08/27/2012                                   350,000           358,406
      US Bank N.A
         6.375% 08/01/2011                                   425,000           478,910
      Wachovia Corp.
         3.500% 08/15/2008                                   250,000           250,361
      Washington Mutual, Inc.
         5.625% 01/15/2007                                   250,000           269,036
      Wells Fargo Financial, Inc.
         4.875% 06/12/2007                                   460,000           489,274
                                                                       ---------------
                                                                             5,941,460
                                                                       ---------------
   Industrial (18.5%)
      Alcan, Inc.
         7.250% 03/15/2031                                   125,000           147,966
      Anadarko Finance Co.
         7.500% 05/01/2031                                   125,000           149,320
      Anheuser-Busch Companies, Inc.
         5.750% 04/01/2010                                    50,000            55,017
      Anthem, Inc.
         6.800% 08/01/2012                                   200,000           229,349
      AT&T Corp.
         8.000% 11/15/2031                                   175,000           205,337
      AT&T Wireless Services, Inc.
         8.750% 03/01/2031                                   175,000           222,563
      Boeing Co.
         6.125% 02/15/2033                                   250,000           256,883
      Canadian National Railway Co.
         7.195% 01/02/2016                                    74,295            85,767
      Caterpillar Financial Services Corp.
         2.500% 10/03/2006                                   250,000           250,278
      Coca-Cola Enterprises, Inc.
         6.950% 11/15/2026                                   225,000           260,125
      Conoco, Inc.
         5.900% 04/15/2004                                    50,000            50,464
      Coors Brewing Co.
         6.375% 05/15/2012                                    75,000            82,906

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
      Cox Enterprises, Inc.
         8.000% 02/15/2007 (c)                       $       180,000   $       206,129
      CSX Corp.
         4.875% 11/01/2009                                   175,000           181,972
      DaimlerChrysler N.A. Holding Corp.
         8.500% 01/18/2031                                   140,000           168,127
      Deutsche Telekom International Finance BV
         8.000% 06/15/2010                                   150,000           181,448
      Devon Financing Corp.
         6.875% 09/30/2011                                   125,000           142,780
      Diageo Capital PLC
         3.375% 03/20/2008                                   250,000           249,870
      General Electric Co.
         5.000% 02/01/2013                                   550,000           564,188
      Honeywell International, Inc.
         7.500% 03/01/2010                                   250,000           296,803
      International Business Machines Corp.
         5.875% 11/29/2032                                   300,000           307,574
      International Paper Co.
         4.250% 01/15/2009                                   175,000           176,971
      Jones Intercable, Inc.
         7.625% 04/15/2008                                   175,000           201,000
      Kroger Co.
         6.200% 06/15/2012                                   160,000           173,607
      Lockheed Martin Corp.
         8.500% 12/01/2029                                   160,000           213,072
      Lowe's Companies, Inc.
         6.500% 03/15/2029                                   175,000           193,154
      Marathon Oil Corp.
         6.800% 03/15/2032                                   275,000           300,902
      Newell Rubbermaid, Inc.
         4.000% 05/01/2010                                   110,000           107,570
      Occidental Petroleum
         4.250% 03/15/2010                                   100,000           101,386
      Proctor & Gamble Co.
         4.750% 06/15/2007                                   250,000           265,713
      Target Corp.
         7.000% 07/15/2031                                   150,000           172,649
      Time Warner, Inc.
         6.625% 05/15/2029                                   200,000           206,468
      Union Pacific Corp.
         3.875% 02/15/2009                                   235,000           234,910
      United Technologies Corp.
         6.700% 08/01/2028                                   110,000           123,874
         7.125% 11/15/2010                                   100,000           117,518
      Verizon Global Funding Corp.
         7.250% 12/01/2010                                   350,000           404,125

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
      Viacom, Inc.
         5.500% 05/15/2033                           $       200,000   $       189,557
      Waste Management, Inc.
         7.375% 08/01/2010                                   150,000           175,048
      Wyeth
         5.500% 02/01/2014                                   275,000           282,938
                                                                       ---------------
                                                                             7,935,328
                                                                       ---------------
   Utilities (1.8%)
      CenterPoint Energy Houston
         5.750% 01/15/2014                                   150,000           157,349
      Consolidated Edison, Inc.
         3.625% 08/01/2008                                   150,000           150,308
      Dominion Resources, Inc.
         2.800% 02/15/2005                                   150,000           151,686
      Kinder Morgan Energy Partners LP
         6.750% 03/15/2011                                   150,000           170,010
         8.000% 03/15/2005                                   125,000           133,242
                                                                       ---------------
                                                                               762,595
                                                                       ---------------
      Total Corporate Notes & Bonds
         (Cost of $14,236,720)                                              14,639,383
                                                                       ---------------
International Notes & Bonds (2.4%)
      Quebec Province
         6.500% 01/17/2006                                   475,000           511,882
      Republic of Italy
         2.500% 03/31/2006                                   300,000           301,345
      United Mexican States
         8.000% 09/24/2022                                   210,000           232,050
                                                                       ---------------
      Total International Notes & Bonds
         (Cost of $1,035,654)                                                1,045,277
                                                                       ---------------
Other Securitized Loans (21.6%)
   Asset-Backed Securities (10.9%)
      ABSF Mortgage Loan Trust
         Series 2002-4 Cl. A
         4.428% 12/15/2033                                 1,190,824         1,212,973
      Americredit Automobile Receivables Trust
         Series 2000-1 Cl. B
         7.160% 09/05/2005                                   297,367           300,076
      Honda Auto Receivables Owner Trust
         Series 2000-3 Cl. A3
         3.000% 05/18/2006                                   500,000           504,802
      IMC Home Equity Loan Trust
         Series 1997-3 Cl. A6
         7.520% 08/20/2028                                    41,195            41,199
         Series 1997-5 Cl. A9
         7.310% 11/20/2028                                    90,092            92,755

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Other Securitized Loans (continued)
   Asset-Backed Securities (continued)
      New Century Home Equity Loan Trust
         Series 1999-NCA Cl. A7
         7.320% 07/25/2029                           $        72,791   $        76,581
         Series 2003-5 Cl. AI2
         2.940% 11/25/2033                                 1,020,000         1,028,366
      Residential Asset Mortgage Products, Inc.
         Series 2003-RZ5 Cl. A5
         5.050% 05/25/2032                                 1,000,000         1,010,077
      SLM Student Loan Trust
         Series 1997-3 Cl. A2
         1.547% 10/25/2010 (d)                               154,545           155,433
         Series 1997-4 Cl. A2
         1.657% 10/25/2010 (d)                               139,246           140,954
      Wilshire Mortgage Loan Trust
         Series 1997-2 Cl. A5
         7.255% 05/25/2028                                   118,588           121,569
                                                                       ---------------
                                                                             4,684,785
                                                                       ---------------
   Collateralized Mortgage Obligations (10.1%)
      Bear Stearns Asset Backed Securities, Inc.
         Series 2003-AC7 Cl. A1
         5.000% 01/25/2034                                   715,102           724,328
      Countrywide Home Loans
         Series 2003-49 Cl. A9
         4.646% 12/19/2033                                   351,956           355,206
      First Nationwide Trust
         Series 2000-1 Cl. IIA3
         8.000% 10/25/2030                                   123,403           123,345
      GMAC Mortgage Corporation Loan Trust
         Series 2003-GH2 Cl. A4
         5.000% 10/25/2033                                   680,000           608,070
      IMPAC Secured Assets Corp.
         Series 2002-3 Cl. A3
         6.360% 08/25/2032                                   518,348           531,510
      PNC Mortgage Securities Corp.
         Series 1998-12 Cl. 4A4
         6.500% 01/25/2029                                     7,394             7,445
      Residential Asset Securitization Trust
         Series 1999-A1 Cl. A1
         6.750% 03/25/2029                                    31,573            31,724
         Series 2002-A1 Cl. A4
         5.305% 01/25/2030 (d)                                51,345            51,280
      Residential Funding Mortgage Securities I,
        Inc.,
      Mtg. Pass Thru Secs
         Series 2003-S14 Cl. A5
         1.500% 07/25/2018 (d)                               556,140           555,836

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Other Securitized Loans (continued)
   Collateralized Mortgage Obligations (continued)
      Structured Asset Securities Corp.
         Series 2003-21 Cl. 1A3
         5.500% 07/25/2033                           $     1,287,688   $     1,327,433
                                                                       ---------------
                                                                             4,316,177
                                                                       ---------------
   Commercial Mortgage-Backed Securities (0.6%)
      GMAC Commercial Mortgage Asset Corp.
         Series 2001-FLAA Cl. B1
         1.607% 6/15/2013 (c)(d)                             148,159           148,212
      NationsLink Funding Corp.
         Series 1999-Sl Cl. A5
         6.888% 11/10/2030                                    90,000            99,625
                                                                       ---------------
                                                                               247,837
                                                                       ---------------
      Total Other Securitized Loans
         (Cost of $9,105,290)                                                9,248,799
                                                                       ---------------
Short-Term Obligation (3.0%)
      Repurchase agreement with State Street Bank
         & Trust Co., dated 01/30/04, due 02/02/04
         at 0.930%, collateralized by a U.S.
         Treasury Note maturing 05/15/07, market
         value of $1,334,375 (repurchase proceeds
         $1,307,101) (Cost of $1,307,000)                  1,307,000         1,307,000
                                                                       ---------------
      Total Investments (99.0%)
         (Cost of $41,793,031) (e)                                          42,490,007

      Other Assets & Liabilities, Net (1.0%)                                   440,220
                                                                       ---------------

      Net Assets (100.0%)                                              $    42,930,227
                                                                       ===============

Futures Contracts open at January 31, 2004:

                                                                                                         NET UNREALIZED
PURCHASED                                      EXPIRES           CONTRACTS            VALUE               DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------
Short - U.S. Treasury Note                   March 2004            (20)         $     (4,290,000)        $     (31,250)

Notes to Schedule of Investments:

  (a) This security, or a portion thereof, with a market value of $50,366, is being used to collateralize open futures contracts.
  (b) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
  (c) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the value of these securities amounted to $504,519 which represents 1.2% of net assets.
  (d) Variable rate security - the rate reported is the current rate in effect.
  (e) Cost for federal income tax purposes is $41,862,851.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (90.8%)
   Aerospace (3.7%)
      K & F Industries, Inc.
         Senior Subordinated Notes, Series B
         9.625% 12/15/2010                           $     3,625,000   $     4,060,000
      L-3 Communications Corp.
         Senior Subordinated Notes
         7.625% 06/15/2012                                 7,975,000         8,792,438
      TD Funding Corp.
         Senior Subordinated Notes
         8.375% 07/15/2011                                 4,500,000         4,860,000
                                                                       ---------------
                                                                            17,712,438
                                                                       ---------------
   Automotive/Auto Parts (2.6%)
      American Axle & Manufacturing, Inc.
         Senior Subordinated Notes
         9.750% 03/01/2009                                 5,850,000         6,157,125
      Lear Corp.
         Senior Notes, Series B
         7.960% 05/15/2005                                 2,700,000         2,878,875
         8.110% 05/15/2009                                 3,235,000         3,768,775
                                                                       ---------------
                                                                            12,804,775
                                                                       ---------------
   Broadcasting (1.9%)
      LIN Television Corp.
         Senior Subordinated Notes
         6.500% 05/15/2013 (a)                             3,700,000         3,737,000
      Sinclair Broadcast Group, Inc.
         Senior Subordinated Notes
         8.000% 03/15/2012                                   695,000           750,600
         8.750% 12/15/2011                                 4,360,000         4,796,000
                                                                       ---------------
                                                                             9,283,600
                                                                       ---------------
   Cable TV (4.7%)
      British Sky Broadcasting Group PLC
         7.300% 10/15/2006                                 1,850,000         2,059,816
         8.200% 07/15/2009                                   875,000         1,043,668
      DirecTV Holdings
         Senior Notes
         8.375% 03/15/2013 (a)                             5,990,000         6,783,675
      Echostar DBS
         Senior Notes
         5.750% 10/01/2008 (a)                             8,525,000         8,631,563
      Rogers Cable, Inc.
         Notes
         6.250% 06/15/2013 (a)                             1,125,000         1,164,375
         7.875% 05/01/2012                                 2,640,000         2,983,200
                                                                       ---------------
                                                                            22,666,297
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Capital Goods (1.9%)
      Kennametal, Inc.
         Senior Notes
         7.200% 06/15/2012                           $     5,460,000   $     5,965,689
      Westinghouse Air Brake Co.
         Senior Notes
         6.875% 07/31/2013 (a)                             3,250,000         3,461,250
                                                                       ---------------
                                                                             9,426,939
                                                                       ---------------
   Chemicals (3.8%)
      Acetex Corp.
         Senior Notes
         10.875% 08/01/2009 (a)                            2,645,000         2,935,950
      Airgas, Inc.
         Senior Subordinated Notes
         9.125% 10/01/2011                                 4,070,000         4,588,925
      Equistar Chemical LP
         Senior Notes
         10.125% 09/01/2008                                1,100,000         1,193,500
         10.625% 05/01/2011 (a)                              675,000           732,375
      Ethyl Corp.
         Senior Notes
         8.875% 05/01/2010                                 2,750,000         2,970,000
      MacDermid, Inc.
         Senior Subordinated Notes
         9.125% 07/15/2011                                 2,960,000         3,344,800
      Nalco Co.
         Senior Notes
         7.750% 11/15/2011 (a)                             2,590,000         2,732,450
                                                                       ---------------
                                                                            18,498,000
                                                                       ---------------
   Consumer Products (2.1%)
      Elizabeth Arden, Inc.
         Senior Subordinated Notes
         7.750% 01/15/2014 (a)                                75,000            76,875
      Hasbro, Inc.
         Notes
         6.150% 07/15/2008                                 4,450,000         4,728,125
      Scotts Co.
         Senior Subordinated Notes
         6.625% 11/15/2013                                 5,135,000         5,340,400
                                                                       ---------------
                                                                            10,145,400
                                                                       ---------------
   Diversified Media (2.1%)
      Lamar Media Corp.
         Senior Subordinated Notes
         7.250% 01/01/2013                                 9,535,000        10,345,475
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Energy (11.4%)
      Chesapeake Energy Corp.
         8.375% 11/01/2008                           $       105,000   $       116,025
         9.000% 08/15/2012                                 3,775,000         4,322,375
         Senior Notes
         7.500% 09/15/2013 (a)                             4,375,000         4,768,750
      Grant Prideco, Inc.
         Senior Notes
         9.000% 12/15/2009                                 5,505,000         6,234,412
      Grant Prideco, Inc.
         Senior Notes, Series B
         9.625% 12/01/2007                                 2,270,000         2,599,150
      Key Energy Services, Inc.
         Senior Notes
         6.375% 05/01/2013                                 2,635,000         2,746,988
      Key Energy Services, Inc.
         Senior Notes, Series C
         8.375% 03/01/2008                                   880,000           952,600
      Offshore Logistic, Inc.
         Senior Notes
         6.125% 06/15/2013 (a)                             5,305,000         5,225,425
      Pogo Producing Co.
         Senior Subordinated Notes, Series B
         8.250% 04/15/2011                                 1,120,000         1,232,000
      Pride International, Inc.
         Senior Notes
         9.375% 05/01/2007                                 1,215,000         1,251,450
         10.000% 06/01/2009                                2,125,000         2,276,406
      Suburban Propane Partners
         Senior Notes
         6.875% 12/15/2013 (a)                             2,405,000         2,465,125
      Tom Brown, Inc.
         Subordinated Notes
         7.250% 09/15/2013                                   100,000           106,000
      Universal Compression, Inc.
         Senior Notes
         7.250% 05/15/2010 (a)                             1,800,000         1,917,000
      Vintage Petroleum, Inc.
         Senior Subordinated Notes
         9.750% 06/30/2009                                 3,945,000         4,142,250
      Westport Resources Corp.
         Senior Subordinated Notes
         8.250% 11/01/2011 (a)                               225,000           247,500
         8.250% 11/01/2011                                 6,330,000         6,963,000
      XTO Energy, Inc.
         Senior Notes
         6.250% 04/15/2013                                   300,000           323,250
         7.500% 04/15/2012                                 6,200,000         7,223,000
                                                                       ---------------
                                                                            55,112,706
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Entertainment/Film (1.4%)
      Cinemark USA, Inc.
         Senior Subordinated Notes
         9.000% 02/01/2013                           $     5,875,000   $     6,638,750
                                                                       ---------------
   Environmental (2.3%)
      Allied Waste North America, Inc.
         Senior Subordinated Notes, Series B
         10.000% 08/01/2009                                8,600,000         9,266,500
      Synagro Technologies, Inc.
         Senior Subordinated Notes
         9.500% 04/01/2009                                 1,760,000         1,927,200
                                                                       ---------------
                                                                            11,193,700
                                                                       ---------------
   Food/Beverage/Tobacco (3.4%)
      Constellation Brands, Inc.
         Senior Subordinated Notes
         8.500% 03/01/2009                                 6,050,000         6,307,125
      Constellation Brands, Inc.
         Senior Subordinated Notes, Series B
         8.125% 01/15/2012                                 1,845,000         2,038,725
      Cott Beverages, Inc.
         Senior Subordinated Notes
         8.000% 12/15/2011                                 7,275,000         8,002,500
                                                                       ---------------
                                                                            16,348,350
                                                                       ---------------
   Food & Drug Retail (0.6%)
      Couche-Tard US
         Senior Subordinated Notes
         7.50% 12/15/2013 (a)                              2,730,000         2,948,400
                                                                       ---------------
   Gaming (7.1%)
      Harrah's Operating Co., Inc.
         Senior Subordinated Notes
         7.875% 12/15/2005                                 5,025,000         5,458,406
      International Game Technology
         Senior Notes
         8.375% 05/15/2009                                 1,030,000         1,238,529
      Kerzner International
         Senior Subordinated Notes
         8.875% 08/15/2011                                   485,000           528,650
      MGM MIRAGE, Inc.
         Senior Notes
         6.000% 10/01/2009                                 5,450,000         6,267,500
         9.750% 06/01/2007                                 3,400,000         3,536,000
      Park Place Entertainment Corp.
         Senior Subordinated Notes
         9.375% 02/15/2007                                 7,500,000         8,493,750

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Gaming (continued)
      Station Casinos, Inc.
         Senior Subordinated Notes
         6.500% 02/01/2014 (a)                       $     5,470,000   $     5,606,750
         9.875% 07/01/2010                                 3,150,000         3,496,500
                                                                       ---------------
                                                                            34,626,085
                                                                       ---------------
   Health Care (8.9%)
      AdvancePCS
         Senior Notes
         8.500% 04/01/2008                                 4,225,000         4,605,250
      AmerisourceBergen Corp.
         Senior Notes
         8.125% 09/01/2008                                 6,000,000         6,705,000
      Apogent Technologies, Inc.
         Senior Subordinated Notes
         6.500% 05/15/2013 (a)                             5,825,000         6,130,813
      Omnicare, Inc.
         Senior Subordinated Notes
         6.125% 06/01/2013                                 1,775,000         1,801,625
         Senior Subordinated Notes, Series B
         8.125% 03/15/2011                                 5,750,000         6,238,750
      Province Healthcare Co.
         Senior Subordinated Notes
         7.500% 06/01/2013                                 3,400,000         3,502,000
      Select Medical Corp.
         Senior Subordinated Notes
         7.500% 08/01/2013 (a)                             2,600,000         2,756,000
         9.500% 06/15/2009                                 3,625,000         3,951,250
      Triad Hospitals, Inc.
         Senior Notes, Series B
         8.750% 05/01/2009                                 6,805,000         7,434,462
                                                                       ---------------
                                                                            43,125,150
                                                                       ---------------
   Homebuilders (2.7%)
      KB Home
         Senior Subordinated Notes
         7.750% 02/01/2010                                   260,000           275,600
         8.625% 12/15/2008                                 5,250,000         5,906,250
         9.500% 02/15/2011                                   630,000           708,750
      Toll Corp.
         Senior Subordinated Notes
         8.250% 02/01/2011                                   150,000           165,750
         8.250% 12/01/2011                                 5,485,000         6,074,637
                                                                       ---------------
                                                                            13,130,987
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Hotels (2.4%)
      Extended Stay America, Inc.
         Senior Subordinated Notes
         9.875% 06/15/2011                           $     6,700,000   $     7,403,500
      ITT Corp.
         Notes
         6.750% 11/15/2005                                 2,750,000         2,873,750
      Starwood Hotels & Resorts Worldwide, Inc.
         Senior Notes
         7.375% 05/01/2007                                 1,305,000         1,399,612
                                                                       ---------------
                                                                            11,676,862
                                                                       ---------------
   Leisure (1.2%)
      Six Flags, Inc.
         Senior Notes
         9.500% 02/01/2009                                   400,000           419,000
         9.625% 06/01/2014 (a)                             1,625,000         1,730,625
      Speedway Motorsports, Inc.
         Senior Subordinated Notes
         6.750% 06/01/2013 (a)                             3,350,000         3,509,125
                                                                       ---------------
                                                                             5,658,750
                                                                       ---------------
   Metals & Mining (2.2%)
      Arch Western Finance
         Senior Notes
         6.750% 07/01/2013 (a)                             5,660,000         5,886,400
      Peabody Energy Corp.
         Senior Notes
         6.875% 03/15/2013                                 4,760,000         5,069,400
                                                                       ---------------
                                                                            10,955,800
                                                                       ---------------
   Packaging (4.6%)
      Ball Corp.
         Senior Notes
         6.875% 12/15/2012                                 9,195,000         9,838,650
         7.750% 08/01/2006                                 1,250,000         1,350,000
      Owens-Illinois, Inc.
         Senior Notes
         7.150% 05/15/2005                                 1,290,000         1,328,700
         7.350% 05/15/2008                                 1,750,000         1,785,000
         8.100% 05/15/2007                                 2,110,000         2,204,950
      Silgan Holdings, Inc.
         Senior Subordinated Notes
         6.750% 11/15/2013 (a)                             5,550,000         5,702,625
                                                                       ---------------
                                                                            22,209,925
                                                                       ---------------
   Paper & Forest Products (1.9%)
      Cascades, Inc.
         Senior Notes
         7.250% 02/15/2013 (a)                             2,240,000         2,413,600

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Paper & Forest Products (continued)
      Smurfit-Stone Container Corp.
         Senior Notes
         8.250% 10/01/2012                           $       625,000   $       678,125
      Stone Container Corp.
         Senior Notes
         8.375% 07/01/2012                                 2,665,000         2,891,525
         9.750% 02/01/2011                                 2,810,000         3,098,025
                                                                       ---------------
                                                                             9,081,275
                                                                       ---------------
   Printing & Publishing (4.5%)
      Dex Media East LLC
         Senior Subordinated Notes
         12.125% 11/15/2012                                5,670,000         6,846,525
      Houghton Mifflin Co.
         Senior Subordinated Notes
         9.875% 02/01/2013 (a)                             5,130,000         5,643,000
      R.H. Donnelley Financial Corp.
         Senior Notes
         8.875% 12/15/2010 (a)                                45,000            50,512
      R.H. Donnelley Financial Corp.
         Senior Subordinated Notes
         10.875% 12/15/2012 (a)                            6,585,000         7,852,612
         10.875% 12/15/2012                                1,175,000         1,401,188
                                                                       ---------------
                                                                            21,793,837
                                                                       ---------------
   Real Estate Investment Trust (1.8%)
      Health Care REIT, Inc.
         Notes
         7.500% 08/15/2007                                 3,600,000         4,074,408
         8.000% 09/12/2012                                   125,000           145,628
      iStar Financial, Inc.
         Senior Notes
         6.000% 12/15/2010                                   450,000           469,125
         7.000% 03/15/2008                                 3,350,000         3,643,125
         8.750% 08/15/2008                                   500,000           571,250
                                                                       ---------------
                                                                             8,903,536
                                                                       ---------------
   Restaurants (2.2%)
      Yum! Brands, Inc.
         Senior Notes
         7.450% 05/15/2005                                   520,000           549,900
         7.650% 05/15/2008                                   575,000           649,750
         7.700% 07/01/2012                                 2,155,000         2,478,250
         8.500% 04/15/2006                                 4,080,000         4,508,400
         8.875% 04/15/2011                                 1,875,000         2,282,812
                                                                       ---------------
                                                                            10,469,112
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Services (5.4%)
      Corrections Corp. of America
         Senior Notes
         7.500% 05/01/2011 (a)                       $     5,850,000   $     6,142,500
         7.500% 05/01/2011                                 2,300,000         2,415,000
      Iron Mountain, Inc.
         Senior Subordinated Notes
         7.750% 01/15/2015                                 3,990,000         4,169,550
         8.625% 04/01/2013                                 5,350,000         5,737,875
      United Rentals, Inc.
         Senior Subordinated Notes
         7.000% 02/15/2014 (a)                             1,200,000         1,152,000
         7.750% 11/15/2013 (a)                             5,450,000         5,477,250
         Senior Subordinated Notes, Series B
         9.250% 01/15/2009                                 1,075,000         1,129,825
                                                                       ---------------
                                                                            26,224,000
                                                                       ---------------
   Shipping (1.3%)
      Teekay Shipping Corp.
         Senior Notes
         8.875% 07/15/2011                                 5,340,000         6,127,650
                                                                       ---------------
   Specialty Retail (0.9%)
      AutoNation, Inc.
         Senior Notes
         9.000% 08/01/2008                                 3,200,000         3,680,000
      Group 1 Automotive
         Senior Subordinated Notes
         8.250% 08/15/2013                                   700,000           766,500
                                                                       ---------------
                                                                             4,446,500
                                                                       ---------------
   Telecommunications (1.8%)
      Nextel Communications, Inc.
         Senior Notes
         9.375% 11/15/2009                                 3,050,000         3,297,813
         9.500% 02/01/2011                                 1,300,000         1,456,000
         Serial Redeemable Note
         7.375% 08/01/2015                                 3,950,000         4,241,313
                                                                       ---------------
                                                                             8,995,126
                                                                       ---------------
      Total Corporate Notes & Bonds
         (Cost of $417,733,968)                                            440,549,425
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Short-Term Obligation (7.0%)
   Repurchase agreement with State Street Bank &
      Trust Co., dated 01/30/04, due 02/02/04 at
      0.930%, collateralized by a U.S. Treasury
      Bond maturing 08/15/13, market value of
      $34,599,038 (repurchase proceeds $33,920,629)
      (Cost of $33,918,000)                          $    33,918,000   $    33,918,000
                                                                       ---------------

   Total Investments (97.8%)
      (Cost of $451,651,968) (b)                                           474,467,425

   Other Assets & Liabilities, Net (2.2%)                                   10,739,028
                                                                       ---------------

   Net Assets (100.0%)                                                 $   485,206,453
                                                                       ===============

Notes to Schedule of Investments:

    (a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the value of these securities amounted to $107,881,525 which represents 22.2% of net assets.
    (b) Cost for federal income tax purposes is $452,728,685.

          ACRONYM                 NAME
          -------                 ----
           REIT       Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

                             CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                             SCHEDULE OF INVESTMENTS

January 31, 2004 (Unaudited)

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
U.S. Government & Agency Securities (17.4%)
   U.S. Treasury Note & Bond (1.0%)
      U.S. Treasury Inflation Index Bond
         3.625% 01/15/2008                           $     1,170,683   $     1,302,752
                                                                       ---------------
   U.S. Agency Bonds (4.9%)
      Federal Home Loan Mortgage Corp. (FHLMC)
         4.500% 11/01/2007 - 01/01/2019                    4,435,999         4,493,879
         5.000% 01/01/2034                                   549,999           546,437
         5.500% 09/01/2017 - 12/01/2017                    1,555,424         1,616,234
                                                                       ---------------
                                                                             6,656,550
                                                                       ---------------
   Federal National Mortgage Association (FNMA)
    (3.6%)
         5.000% 06/01/2018                                 1,823,564         1,866,697
         5.500% 02/01/2018                                 1,797,970         1,867,699
         6.000% 03/01/2009 - 05/01/2009                    1,125,991         1,154,489
                                                                       ---------------
                                                                             4,888,885
                                                                       ---------------
   Agency Collateralized Mortgage Obligations (6.7%)
      FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
         Gtd. Series 24 Cl. J
         6.250% 11/25/2023                                   420,000           443,030
      FHLMC Multiclass Mtg. Partn. Ctfs.
         Gtd. Series 2462 Cl. JE
         6.500% 11/15/2030                                   680,000           708,306
         Gtd. Series 2617 Cl. UA
         3.000% 06/15/2009                                 4,000,000         4,044,003
         Gtd. Series 2695 Cl. AT
         4.000% 10/15/2026                                 2,330,000         2,346,798
         Gtd. Series 2695 Cl. DB
         4.000% 09/15/2015                                   640,000           641,090
      FNMA Series 2003-92 Cl. FA
         1.650% 09/25/2018 (a)                               986,797           987,934
                                                                       ---------------
                                                                             9,171,161
                                                                       ---------------
   Other Government Agencies (1.2%)
      A.I.D., Morocco
         1.156% 05/01/2023 (a)                               390,000           384,150
      Small Business Administration
         1.625% 10/25/2021 - 06/25/2022 (a)                  666,924           667,912
         1.750% 07/25/2021 - 11/25/2021 (a)                  133,123           133,295
         2.125% 01/25/2017 (a)                               384,455           388,246
                                                                       ---------------
                                                                             1,573,603
                                                                       ---------------
      Total U.S. Government & Agency Securities
        (Cost of $23,462,166)                                               23,592,951
                                                                       ---------------

Corporate Notes & Bonds (33.3%)
   Financials (15.7%)
      Allstate Financial Global Funding II
         2.625% 10/22/2006 (b)                               600,000           600,713
      American General Finance Corp.
         3.000% 11/15/2006                                   250,000           252,154

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Financials (continued)
      American International Group, Inc.
         2.875% 05/15/2008 (b)                       $     1,150,000   $     1,126,531
      AXA Financial, Inc.
         9.000% 12/15/2004                                   525,000           555,933
      Bank of America Corp.
         6.625% 10/15/2007                                 1,000,000         1,118,078
      Bank One Corp.
         2.625% 06/30/2008                                   750,000           726,596
      Bear Stearns Co., Inc.
         6.500% 05/01/2006                                   600,000           653,621
      CIT Group, Inc.
         7.625% 08/16/2005                                   250,000           271,190
      Citigroup, Inc.
         6.750% 12/01/2005                                   950,000         1,031,128
      Credit Suisse First Boston (USA), Inc.
         5.750% 04/15/2007                                   600,000           649,786
      Fifth Third Bank
         2.700% 01/30/2007                                   700,000           700,889
      Ford Motor Credit Co.
         7.375% 10/28/2009                                 1,085,000         1,194,283
      FPL Group Capital, Inc.
         6.875% 06/01/2004                                   750,000           763,259
      General Electric Capital Corp.
         4.250% 01/15/2008                                 1,450,000         1,505,590
      General Motors Acceptance Corp.
         7.750% 01/19/2010                                 1,000,000         1,139,773
      Goldman Sachs Group, Inc.
         4.125% 01/15/2008                                   325,000           334,523
      Health Care Property Investors, Inc.
         6.875% 06/08/2005                                   500,000           522,528
      Household Finance Corp.
         6.400% 06/17/2008                                   475,000           528,806
      J.P. Morgan Chase & Co.
         3.125% 12/11/2006                                 1,000,000         1,011,432
      Lehman Brothers Holdings, Inc.
         4.000% 01/22/2008                                   550,000           564,125
      Merrill Lynch & Co., Inc.
         2.470%, 03/10/2006                                  700,000           706,992
      Morgan Stanley
         6.100% 04/15/2006                                   650,000           702,285
      SLM Corp.
         5.625% 04/10/2007                                   800,000           864,210
      US Bancorp
         3.125% 03/15/2008                                 1,000,000           991,686
      Wachovia Corp.
         4.950% 11/01/2006                                   850,000           903,831

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Financials (continued)
      Washington Mutual, Inc.
         5.625% 01/15/2007                           $       600,000   $       645,686
      Wells Fargo & Co.
         5.900% 05/21/2006                                 1,100,000         1,190,080
                                                                       ---------------
                                                                            21,255,708
                                                                       ---------------
   Industrial (16.1%)
      Alcan, Inc.
         1.580% 12/08/2005 (a)(b)                            850,000           850,393
      Anadarko Petroleum Corp.
         3.250% 05/01/2008                                   625,000           618,614
      Anthem, Inc.
         4.875% 08/01/2005                                   475,000           495,333
      AT&T Corp.
         7.000% 11/15/2006                                   350,000           389,218
      Boeing Co.
         8.100% 11/15/2006                                   525,000           596,265
      Bottling Group LLC
         2.450% 10/16/2006                                 1,000,000           996,956
      ChevronTexaco Capital Co.
         3.500% 09/17/2007                                   500,000           511,276
      Coca-Cola Enterprises, Inc.
         8.000% 01/04/2005                                   925,000           976,956
      Costco Wholesale Corp.
         5.500% 03/15/2007                                   975,000         1,053,457
      Cox Enterprises, Inc.
         8.000% 02/15/2007 (b)                               475,000           543,952
      CSX Corp.
         6.460% 06/22/2005                                   525,000           555,536
      DaimlerChrysler N.A. Holding Corp.
         4.750% 01/15/2008                                   300,000           308,236
      Deutsche Telekom International Finance BV
         8.500% 06/15/2010                                   275,000           332,655
      Devon Energy Corp.
         2.750% 08/01/2006                                   550,000           550,186
      Fortune Brands, Inc.
         2.875% 12/01/2006                                   725,000           730,981
      General Mills, Inc.
         2.625% 10/24/2006                                   625,000           622,552
      Honeywell International, Inc.
         5.125% 11/01/2006                                   800,000           856,128
      International Business Machines Corp.
         4.250% 09/15/2009                                   680,000           703,350
      International Paper Co.
         4.250% 01/15/2009                                   550,000           556,195
      Jones Intercable, Inc.
         7.625% 04/15/2008                                   500,000           574,286

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Corporate Notes & Bonds (continued)
   Industrial (continued)
      Kroger Co.
         7.650% 04/15/2007                           $       275,000   $       310,516
      Lockheed Martin Corp.
         7.700% 06/15/2008                                   475,000           553,621
      Lowe's Companies, Inc.
         7.500% 12/15/2005                                   500,000           549,371
      Marathon Oil Corp.
         5.375% 06/01/2007                                   500,000           536,706
      Newell Rubbermaid, Inc.
         2.000% 05/01/2005                                   600,000           599,287
      Occidental Petroleum Corp.
         4.250% 03/15/2010                                   425,000           430,891
      Procter & Gamble Co.
         4.750% 06/15/2007                                   675,000           717,424
      Time Warner, Inc.
         6.125% 04/15/2006                                   565,000           607,165
      Union Pacific Corp.
         3.875% 02/15/2009                                   325,000           324,875
      United Technologies Corp.
         4.875% 11/01/2006                                   900,000           954,427
      Verizon Global Funding Corp.
         7.600% 03/15/2007                                   825,000           937,880
      Wal-Mart Stores
         4.375% 07/12/2007                                   750,000           785,644
      Waste Management, Inc.
         7.125% 10/01/2007                                   525,000           588,487
      WellPoint Health Networks, Inc.
         6.375% 06/15/2006                                   600,000           652,528
      Wyeth
         4.375% 03/01/2008                                   500,000           511,410
                                                                       ---------------
                                                                            21,882,757
                                                                       ---------------
   Utilities (1.5%)
      Alabama Power Co.
         3.125% 05/01/2008                                   725,000           716,594
      Dominion Resources, Inc.
         2.800% 02/15/2005                                   700,000           707,867
      Kinder Morgan Energy Partners LP
         8.000% 03/15/2005                                   585,000           623,572
                                                                       ---------------
                                                                             2,048,033
                                                                       ---------------
      Total Corporate Notes & Bonds
        (Cost of $44,358,624)                                               45,186,498
                                                                       ---------------
International Notes & Bonds (2.0%)
      Ontario Province
         6.000% 02/21/2006                                   700,000           753,612
      Quebec Province
         6.500% 01/17/2006                                   600,000           646,588
         7.000% 01/30/2007                                    85,000            95,334

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
International Notes & Bonds (continued)
      Republic of Italy
         2.500% 03/31/2006                           $       750,000   $       753,361
      United Mexican States
         4.625% 10/08/2008                                   505,000           512,575
                                                                       ---------------
      Total International Notes & Bonds
         (Cost of $2,702,398)                                                2,761,470
                                                                       ---------------
Other Securitized Loans (35.0%)
   Asset Backed Securities (21.7%)
      ABFS Mortgage Loan Trust
         Series 1997-2 Cl. A5
         7.125% 01/15/2029                                   196,435           204,127
      AmeriCredit Automobile Receivables Trust
         Series 2002-EM Cl. A3A
         2.970% 03/06/2007                                 1,255,000         1,272,548
      Cityscape Home Equity Loan Trust
         Series 1996-3 Cl. A8
         7.650% 09/25/2025                                 1,036,564         1,036,496
         Series 1997-B Cl. A7
         7.410% 05/25/2028                                   207,905           207,855
         Series 1997-3 Cl. A5
         7.890% 07/25/2018                                   311,805           313,435
         Series 1997-4 Cl. A4
         7.440% 10/25/2018                                   205,412           207,474
      ContiMortgage Home Equity Loan Trust
         Series 1997-3 Cl. A8
         7.580% 08/15/2028                                   764,211           764,359
      IMC Home Equity Loan Trust
         Series 1995-3 Cl. A5
         7.500% 04/25/2026                                 1,213,215         1,213,131
         Series 1997-3 Cl. A6
         7.520% 08/20/2028                                    98,233            98,244
      KeyCorp Student Loan Trust
         Series 1996-A Cl. A2
         1.557% 08/27/2025 (a)                             1,450,261         1,459,512
         Series 1997-1, Cl. A2
         1.787% 01/27/2023 (a)(b)                          1,413,413         1,433,494
         Series 2003-A, Cl. 2A2
         1.430% 10/25/2025 (a)                             2,600,000         2,611,011
      Lehman Home Equity Loan Trust
         Series 1996-3 Cl. A2
         1.330% 12/15/2027 (a)                               258,052           257,582
      New Century Home Equity Loan Trust
         Series 2003-6, Cl. A2
         1.470% 01/25/2034 (a)                             2,977,022         2,979,820

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Other Securitized Loans (continued)
   Asset Backed Securities (continued)
      SLM Student Loan Trust
         Series 1996-1 Cl. CTFS
         1.887% 07/25/2011 (a)                       $     1,300,000   $     1,318,609
         Series 1996-2 Cl. A2
         1.617% 07/27/2009(a)                              2,226,639         2,248,351
         Series 1996-3 Cl. A2
         1.587% 10/26/2009 (a)                               938,438           944,122
         Series 1996-4 Cl. CTFS
         1.837% 07/25/2011 (a)                             1,400,000         1,401,813
         Series 1997-2 Cl. A2
         1.507% 01/25/2010 (a)                             1,953,991         1,960,891
         Series 1997-3 Cl. A2
         1.547% 10/25/2010 (a)                               814,871           819,558
         Series 1997-4 Cl. A2
         1.657% 10/25/2010 (a)                               823,097           833,195
         Series 1998-1 Cl. A2
         1.667% 10/25/2011 (a)                             2,413,596         2,438,906
         Series 1998-2 Cl. A2
         1.637% 01/25/2014 (a)                             2,248,290         2,266,939
         Series 2001-2 Cl. A1T
         1.677% 07/27/2009 (a)                               856,009           858,461
      UCFC Home Equity Loan Trust
         Series 1998-D Cl. AF7
         6.315% 04/15/2030                                   296,692           313,105
                                                                       ---------------
                                                                            29,463,038
                                                                       ---------------
   Collateralized Mortgage Obligations (11.8%)
      Bear Stearns Asset Backed Securities, Inc.
         Series 2003-AC2 Cl. A3
         3.500% 06/25/2033                                   782,551           784,147
         Series 2003-AC7 Cl. A1
         5.000% 01/25/2034                                 1,790,222         1,813,317
      Countrywide Home Loans
         Series 2002-5 Cl. 2A1
         6.000% 04/25/2017                                   238,885           240,659
         Series 2003-J7 Cl. 4A2
         1.500% 08/25/2018                                 3,011,323         3,007,409
      First Horizon Mortgage Pass-Through Trust
         Series 2003-2 Cl. 2A1
         1.600% 03/25/2018                                 2,185,448         2,196,399
         Series 2003-4 Cl. 2A2
         1.550% 06/25/2018                                 1,671,004         1,676,341
      First Nationwide Trust
         Series 2000-1 Cl. 2A3
         8.000% 10/25/2030                                   283,100           282,968
      IMPAC CMB Trust
         Series 2003-12 Cl. A1
         1.480% 12/25/2033                                   995,450           997,550

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Other Securitized Loans (continued)
   Collateralized Mortgage Obligations (continued)
      IMPAC Secured Assets CMN Owner Trust
         Series 2002-3 Cl. A3
         6.360% 08/25/2032                           $     1,184,795   $     1,214,881
      Ocwen Residential MBS Corp.
         Series 1998-R1 Cl. A1
         7.000% 10/25/2040 (b)                               462,729           481,482
      PNC Mortgage Securities Corp.
         Series 1996-PR1 Cl. A
         0.514% 4/28/2027 (a)                                 83,598            82,762
         Series 1998-12 Cl. 4A5
         6.475% 01/25/2029                                    23,147            23,273
      Residential Asset Securitization Trust
         Series 1999-A1 Cl. A1
         6.750% 03/25/2029                                    49,097            49,333
         Series 2002-A1 Cl. A4
         5.305% 01/25/2030 (a)                               355,469           355,016
      Residential Funding Mortgage Securities I, Inc.
         Series 1999-S25 Cl. A1
         6.750% 12/25/2014                                   108,255           108,242
      Saco I, Inc.
         Series 1997-2 Cl. A5
         7.000% 08/25/2036 (b)                               697,957           711,916
      Washington Mutual Mortgage Securities Corp.
         Series 2003-MS5 Cl. 1A4
         1.600% 03/25/2018 (a)                             1,232,196         1,234,633
         Series 2003-S4 Cl. 1A3
         1.600% 06/25/2018 (a)                               778,027           777,894
                                                                       ---------------
                                                                            16,038,222
                                                                       ---------------
   Commercial Mortgage Backed Securities (1.5%)
      GMAC Commercial Mortgage Asset Corp.
         Series 2001-FLAA Cl. B1
         1.600% 06/15/2013 (a)(b)                            899,537           899,860
      NationsLink Funding Corp.
         Series 1999-Sl Cl. A5
         6.888% 05/10/2007                                   500,000           553,474
      Nomura Asset Securities Corp.
         Series 1996-MD5 Cl. A1B
         7.120% 04/13/2039                                   530,000           577,304
                                                                       ---------------
                                                                             2,030,638
                                                                       ---------------
      Total Other Securitized Loans
         (Cost of $46,891,587)                                              47,531,898
                                                                       ---------------

                 See Accompanying Notes to Financial Statements.

                                                        PRINCIPAL
                                                          AMOUNT            VALUE
                                                     ---------------   ---------------
Short-Term Obligations (14.0%)
   U.S. Treasury Bill (5.9%)
         0.890% 05/06/2004                           $     8,000,000   $     7,981,844
                                                                       ---------------
   Repurchase Agreement (8.1%)
      Repurchase agreement with State Street Bank
         & Trust Co., dated 01/30/04, due 02/02/04
         at 0.930%, collateralized by a
         U.S. Treasury Note maturing 05/15/07,
         market value of $11,326,175 (repurchase
         proceeds $11,100,860)                            11,100,000        11,100,000
                                                                       ---------------
      Total Short-Term Obligations
         (Cost of $19,081,844)                                              19,081,844
                                                                       ---------------
      Total Investments (101.7%)
        (Cost of $136,496,619) (c)                                         138,154,661

      Other Assets & Liabilities, Net (-1.7%)                               (2,260,886)
                                                                       ---------------

      Net Assets (100.0%)                                              $   135,893,775
                                                                       ===============

Notes to Schedule of Investments:
    (a) Variable rate security - the rate reported is the current rate in effect.
    (b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2004, the value of these securities amounted to $6,648,341 which represents 4.9% of net assets.
    (c) Cost for federal income tax purposes is $136,864,744.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                               CMG HIGH YIELD FUND
                            CMG SHORT TERM BOND FUND
                          Portfolios of CMG Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2004 (Unaudited)

                                                                     CMG               CMG                CMG
                                                                  CORE BOND         HIGH YIELD         SHORT TERM
                                                                    FUND               FUND            BOND FUND
                                                               ---------------    ---------------    ---------------
ASSETS:
  Investments, at identified cost                              $    41,793,031    $   451,651,968    $   136,496,619
                                                               ---------------    ---------------    ---------------
  Investments, at value                                        $    42,490,007    $   474,467,425    $   138,154,661
  Cash                                                                     870                505             22,858
  Receivable for:
     Investments sold                                                2,540,184                  -                  -
     Capital stock sold                                                134,000          6,752,936             66,980
     Interest                                                          343,316          8,086,109            725,927
  Expense reimbursement due from Investment Advisor                     32,446             15,555             35,100
  Other assets                                                          14,459                  -             18,301
                                                               ---------------    ---------------    ---------------
  Total Assets                                                      45,555,282        489,322,530        139,023,827
                                                               ---------------    ---------------    ---------------

LIABILITIES:
  Payable for:
     Investments purchased                                                   -          2,009,019          2,980,785
     Investments purchased on a delayed delivery basis               2,531,618                  -                  -
     Fund shares repurchased                                                 -          1,401,491                  -
     Futures variation margin                                            3,125                  -                  -
     Distributions                                                      64,555            533,491            104,770
     Investment advisory fee                                            16,399            160,376             30,095
     Transfer agent fee                                                  1,288                  -              1,198
     Trustees' fees                                                        471                285                407
     Audit fee                                                           4,973             11,260             10,507
     Custody fee                                                           781                  -              2,290
  Other liabilities                                                      1,845                155                  -
                                                               ---------------    ---------------    ---------------
  Total Liabilities                                                  2,625,055          4,116,077          3,130,052
                                                               ---------------    ---------------    ---------------
NET ASSETS                                                     $    42,930,227    $   485,206,453    $   135,893,775
                                                               ===============    ===============    ===============

NET ASSETS consist of:
  Paid-in capital                                              $    42,029,590    $   522,358,086    $   137,550,073
  Overdistributed net investment income                               (119,098)        (1,254,989)          (362,666)
  Accumulated net realized gain (loss)                                 354,009        (58,712,101)        (2,951,674)
  Net unrealized appreciation (depreciation) on:
     Investments                                                       696,976         22,815,457          1,658,042
     Futures contracts                                                 (31,250)                 -                  -
                                                               ---------------    ---------------    ---------------
NET ASSETS                                                     $    42,930,227    $   485,206,453    $   135,893,775
                                                               ===============    ===============    ===============
Shares of capital stock outstanding                                  4,075,482         59,340,789         11,252,068
                                                               ===============    ===============    ===============
Net asset value, offering and redemption price per share       $         10.53    $          8.18    $         12.08
                                                               ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                               CMG HIGH YIELD FUND
                            CMG SHORT TERM BOND FUND
                          Portfolios of CMG Fund Trust
                            STATEMENTS OF OPERATIONS

For the Six Months Ended January 31, 2004 (Unaudited)

                                                                     CMG               CMG                CMG
                                                                  CORE BOND         HIGH YIELD         SHORT TERM
                                                                    FUND               FUND            BOND FUND
                                                               ---------------    ---------------    ---------------
NET INVESTMENT INCOME:
   Income:
      Interest                                                 $       764,959    $    15,824,608    $     1,954,578
                                                               ---------------    ---------------    ---------------

   Expenses:
      Investment advisory fee                                           72,573            899,985            157,722
      Transfer agent fee                                                 5,125                  -              5,292
      Trustees' fees                                                     4,000              7,959              3,253
      Custody fee                                                        4,083                  -              6,181
      Audit fee                                                         11,162             16,299             13,896
      Legal fee                                                          2,796              7,036              2,778
      Registration fee                                                  35,602                  -             30,707
      Reports to shareholders                                           12,358                  -              8,317
      Other expenses                                                     8,556                  -             17,617
                                                               ---------------    ---------------    ---------------
         Total expenses                                                156,255            931,279            245,763
      Expense reimbursement from Investment Advisor                    (73,034)           (31,294)           (87,736)
      Custody earnings credit                                             (321)                 -               (305)
                                                               ---------------    ---------------    ---------------
         Net expenses                                                   82,900            899,985            157,722
                                                               ---------------    ---------------    ---------------
   Net investment income                                               682,059         14,924,623          1,796,856
                                                               ---------------    ---------------    ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                                      395,926          3,899,409            (35,776)
      Futures contracts                                                 (3,142)                 -                  -
                                                               ---------------    ---------------    ---------------
         Net realized gain (loss)                                      392,784          3,899,409            (35,776)
                                                               ---------------    ---------------    ---------------
   Net change in unrealized appreciation/depreciation on:
      Investments                                                      654,051         12,162,043            754,053
      Futures contracts                                                 (2,219)                 -                  -
                                                               ---------------    ---------------    ---------------
         Net change in unrealized
           appreciation/depreciation                                   651,832         12,162,043            754,053
                                                               ---------------    ---------------    ---------------
   Net gain                                                          1,044,616         16,061,452            718,277
                                                               ---------------    ---------------    ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                             $     1,726,675    $    30,986,075    $     2,515,133
                                                               ---------------    ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (UNAUDITED)
                                                                  SIX MONTHS
                                                                     ENDED              PERIOD ENDED           YEAR ENDED
                                                                JANUARY 31, 2004      JULY 31, 2003 (a)     OCTOBER 31, 2002
                                                               ------------------    ------------------    ------------------
Operations:
   Net investment income                                       $          682,059    $          804,361    $        1,502,637
   Net realized gain (loss) on investments
     and futures contracts                                                392,784               451,945                22,974
   Net change in unrealized appreciation/depreciation
     on investments and futures contracts                                 651,832              (884,129)             (441,733)
                                                               ------------------    ------------------    ------------------
   Net increase from operations                                         1,726,675               372,177             1,083,878

Distributions declared to shareholders:
   From net investment income                                            (745,543)             (845,766)           (1,555,680)
   From net realized gains                                               (424,522)                    -              (361,418)
                                                               ------------------    ------------------    ------------------
   Total distributions declared to shareholders                        (1,170,065)             (845,766)           (1,917,098)

Net capital shares transactions                                        11,861,472             3,573,954              (529,328)
                                                               ------------------    ------------------    ------------------
Net increase (decrease) in net assets                                  12,418,082             3,100,365            (1,362,548)

NET ASSETS:
Beginning of period                                                    30,512,145            27,411,780            28,774,328
                                                               ------------------    ------------------    ------------------
End of period                                                  $       42,930,227    $       30,512,145    $       27,411,780
                                                               ==================    ==================    ==================
Overdistributed net investment income                          $         (119,098)   $          (55,614)   $          (41,336)
                                                               ==================    ==================    ==================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                               CMG HIGH YIELD FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (UNAUDITED)
                                                                  SIX MONTHS
                                                                     ENDED              PERIOD ENDED           YEAR ENDED
                                                                JANUARY 31, 2004      JULY 31, 2003 (a)     OCTOBER 31, 2002
                                                               ------------------    ------------------    ------------------
Operations:
   Net investment income                                       $       14,924,623    $       19,360,784    $       28,534,687
   Net realized gain (loss) on investments                              3,899,409             1,182,628           (24,532,571)
   Net change in unrealized appreciation/depreciation
     on investments                                                    12,162,043            11,692,827            (3,668,160)
                                                               ------------------    ------------------    ------------------
   Net increase from operations                                        30,986,075            32,236,239               333,956

Distributions declared to shareholders:
   From net investment income                                         (15,697,097)          (19,919,406)          (28,989,392)
                                                               ------------------    ------------------    ------------------
Net capital shares transactions                                        40,875,801           130,496,403           (34,095,515)
                                                               ------------------    ------------------    ------------------
Net increase (decrease) in net assets                                  56,164,779           142,813,236           (62,750,951)

NET ASSETS:
Beginning of period                                                   429,041,674           286,228,438           348,979,389
                                                               ------------------    ------------------    ------------------
End of period                                                  $      485,206,453    $      429,041,674    $      286,228,438
                                                               ==================    ==================    ==================
Overdistributed net investment income                          $       (1,254,989)   $         (482,515)   $         (370,235)
                                                               ==================    ==================    ==================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                            CMG SHORT TERM BOND FUND
                          A Portfolio of CMG Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (UNAUDITED)
                                                                  SIX MONTHS
                                                                     ENDED              PERIOD ENDED           YEAR ENDED
                                                                JANUARY 31, 2004      JULY 31, 2003 (a)     OCTOBER 31, 2002
                                                               ------------------    ------------------    ------------------
Operations:
   Net investment income                                       $        1,796,856    $        3,700,095    $        6,621,939
   Net realized gain (loss) on investments                                (35,776)            2,198,748            (2,162,083)
   Net change in unrealized appreciation/depreciation
     on investments                                                       754,053            (2,821,216)               67,269
                                                               ------------------    ------------------    ------------------
   Net increase from operations                                         2,515,133             3,077,627             4,527,125

Distributions declared to shareholders:
   From net investment income                                          (1,932,757)           (4,009,769)           (7,115,313)
                                                               ------------------    ------------------    ------------------
Net capital shares transactions                                        22,118,459           (26,631,502)           53,553,765
                                                               ------------------    ------------------    ------------------
Net increase (decrease) in net assets                                  22,700,835           (27,563,644)           50,965,577

NET ASSETS:
Beginning of period                                                   113,192,940           140,756,584            89,791,007
                                                               ------------------    ------------------    ------------------
End of period                                                  $      135,893,775    $      113,192,940    $      140,756,584
                                                               ==================    ==================    ==================
Overdistributed net investment income                          $         (362,666)   $         (226,765)   $         (339,254)
                                                               ==================    ==================    ==================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                 See Accompanying Notes to Financial Statements.

                               CMG CORE BOND FUND
                               CMG HIGH YIELD FUND
                            CMG SHORT TERM BOND FUND
                          Portfolios of CMG Fund Trust
                          NOTES TO FINANCIAL STATEMENTS

January 31, 2004 (Unaudited)

NOTE 1. ORGANIZATION:

CMG Fund Trust (the "Trust") is an Oregon business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

               CMG Core Bond Fund (Formerly CMG Fixed Income Securities Fund) CMG High Yield Fund
               CMG Short Term Bond Fund

On February 27, 2004, the CMG Fixed Income Securities Fund name was changed to the CMG Core Bond Fund.

INVESTMENT GOALS. The CMG Core Bond Fund seeks a high level of current income consistent with capital preservation. The CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income. The CMG Short Term Bond Fund seeks a high level of current income consistent with a high degree of stability of principle.

FUND SHARES. Each Fund may issue 100 million shares of no par value capital stock, which are offered continuously at net asset value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS. Each Fund may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS. Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. The Funds, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

DELAYED DELIVERY SECURITIES. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION. Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP.

NOTE 3. FEDERAL TAX INFORMATION:

The tax character of distributions paid during the period ended July 31, 2003 and the fiscal year ended October 31, 2002 was as follows:

                                                                 JULY 31, 2003
                                                    --------------------------------------
                                                       ORDINARY               LONG-TERM
                                                        INCOME*             CAPITAL GAINS
                                                    --------------         ---------------
CMG Core Bond Fund                                   $    845,766               $   -
CMG High Yield Fund                                    19,919,406                   -
CMG Short Term Bond Fund                                4,009,769                   -

                                                               OCTOBER 31, 2002
                                                    --------------------------------------
                                                       ORDINARY               LONG-TERM
                                                        INCOME*             CAPITAL GAINS
                                                    --------------         ---------------
CMG Core Bond Fund                                   $  1,881,625               $ 35,473
CMG High Yield Fund                                    28,989,392                      -
CMG Short Term Bond Fund                                7,115,313                      -

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at January 31, 2004, based on cost of investments for federal income tax purposes, was:

                                                                                             NET
                                                 UNREALIZED          UNREALIZED          UNREALIZED
                                                APPRECIATION        DEPRECIATION        APPRECIATION
                                                ------------        ------------        -------------
CMG Core Bond Fund                              $    721,870        $    (94,714)       $     627,156
CMG High Yield Fund                               22,151,149            (412,409)          21,738,740
CMG Short Term Bond Fund                           1,574,813            (284,896)           1,289,917

The following capital loss carryforwards, determined as of July 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                       YEAR OF EXPIRATION
                                               ------------------------------------------------------------------
                                                   2007         2008          2009          2010          TOTAL
                                               -----------  -----------  ------------   ------------  ------------
CMG High Yield Fund                            $ 7,445,989  $ 5,633,565  $ 24,244,763   $ 25,194,365  $ 62,518,682
CMG Short Term Bond Fund                                 -      537,548             -      2,365,257     2,902,805

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES:

INVESTMENT ADVISORY FEE. Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), is the investment advisor to the Funds and provides administrative and other services. Columbia receives monthly investment advisory fees based on each Fund's average daily net assets at the following annual rates:

                    CMG Core Bond Fund                 0.35%
                    CMG High Yield Fund                0.40%
                    CMG Short Term Bond Fund           0.25%

The CMG High Yield Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives, pays all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of the CMG High Yield Fund. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Fund or extraordinary expenses, if any.

Effective February 27, 2004, the investment advisory fee for the CMG Core Bond Fund and the CMG Short Term Bond Fund became a unified fee. The unified fee is at the annual rate of 0.25% for each fund and includes all accounting fees, legal fees, transfer agent fees, custody fees and miscellaneous expenses of each Fund.

FleetBoston has entered into an agreement with Bank of America Corporation ("BOA") to merge the two financial services companies. On March 17, 2004, the shareholders of FleetBoston and BOA voted to approve the merger. The transaction is expected to be completed in the second quarter of 2004.

PRICING & BOOKKEEPING FEES. Columbia is responsible for providing pricing and bookkeeping services to each Fund under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement. The Funds are not charged a fee for these services.

TRANSFER AGENT FEE. Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The transfer agent fees for the CMG High Yield Fund are included in the unified fee. Effective February 27, 2004, the transfer agent fees for the CMG Core Bond Fund and the CMG Short Term Bond Fund are included in the unified fee.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per account fee or a minimum of $1,500 per month for the CMG Core Bond Fund and the CMG Short Term Bond Fund. For the six months ended January 31, 2004, the annualized effective transfer agent fee rate for the CMG Core Bond Fund and the CMG Short Term Bond Fund was 0.02% and 0.01%, respectively.

EXPENSE LIMITS AND FEE REIMBURSEMENTS. Columbia has contractually agreed to reimburse the Funds for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, would not exceed the following annual rates based on each Fund's average daily net assets:

                    CMG Core Bond Fund                 0.40%
                    CMG High Yield Fund                0.40%
                    CMG Short Term Bond Fund           0.25%

Columbia has contractually agreed to reimburse the Funds through March 1, 2009. Effective February 27, 2004, Columbia has agreed to reimburse the CMG Core Bond Fund so that the expenses incurred by the Fund, including the investment advisory fees, would not exceed 0.25% of the Fund's average daily net assets.

CUSTODY CREDITS. The CMG Core Bond Fund and CMG Short Term Bond Fund have an agreement with their custodian bank under which custody fees may be reduced by balance credits. A Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES. Trustees' fees and expenses are paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other trustees and officers receive no compensation from the Funds.

NOTE 5. PORTFOLIO INFORMATION:

For the six months ended January 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                                U.S. GOVERNMENT SECURITIES      OTHER INVESTMENT SECURITIES
                                               ----------------------------    -----------------------------
                                                 PURCHASES        SALES           PURCHASES        SALES
                                               -------------  -------------    --------------  -------------
CMG Core Bond Fund                             $  40,141,635  $  40,951,464     $  22,729,182  $   9,870,349
CMG High Yield Fund                                        -              -       104,706,062     80,012,604
CMG Short Term Bond Fund                          19,105,589     13,773,319        44,489,611     25,859,429

NOTE 6. CAPITAL STOCK ACTIVITY:

Transactions of capital shares were as follows:

                                                                              CMG CORE BOND FUND
                                                         ------------------------------------------------------------
                                                         SIX MONTHS ENDED        PERIOD ENDED           YEAR ENDED
                                                         JANUARY 31, 2004      JULY 31, 2003(a)      OCTOBER 31, 2002
                                                         ----------------      ----------------      ----------------
SHARES:
  Shares sold                                                   2,791,893             1,265,332               226,168
  Shares issued for reinvestment of dividends                      83,117                67,108               182,889
  Less shares redeemed                                         (1,738,394)           (1,000,170)             (458,196)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease) in shares                             1,136,616               332,270               (49,139)
                                                         ================      ================      ================

AMOUNTS:
  Sales                                                  $     29,346,384      $     13,544,369      $      2,380,359
  Reinvestment of dividends                                       872,872               712,005             1,909,849
  Less redemptions                                            (18,357,784)          (10,682,420)           (4,819,536)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease)                                $     11,861,472      $      3,573,954      $       (529,328)
                                                         ================      ================      ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                                                                              CMG HIGH YIELD FUND
                                                         ------------------------------------------------------------
                                                         SIX MONTHS ENDED        PERIOD ENDED           YEAR ENDED
                                                         JANUARY 31, 2004      JULY 31, 2003(a)      OCTOBER 31, 2002
                                                         ----------------      ----------------      ----------------
SHARES:
  Shares sold                                                   9,997,093            34,794,784            16,446,956
  Shares issued for reinvestment of dividends                   1,607,206             2,111,371             3,176,244
  Less shares redeemed                                         (6,577,399)          (20,522,378)          (24,583,292)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease) in shares                             5,026,900            16,383,777            (4,960,092)
                                                         ================      ================      ================

AMOUNTS:
  Sales                                                  $     80,424,130      $    274,845,721      $    131,994,303
  Reinvestment of dividends                                    12,978,631            16,684,887            25,255,040
  Less redemptions                                            (52,526,960)         (161,034,205)         (191,344,858)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease)                                $     40,875,801      $    130,496,403      $    (34,095,515)
                                                         ================      ================      ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

                                                                          CMG SHORT TERM BOND FUND
                                                         ------------------------------------------------------------
                                                         SIX MONTHS ENDED        PERIOD ENDED           YEAR ENDED
                                                         JANUARY 31, 2004      JULY 31, 2003(a)      OCTOBER 31, 2002
                                                         ----------------      ----------------      ----------------
SHARES:
  Shares sold                                                   2,993,572             4,425,228             7,604,040
  Shares issued for reinvestment of distributions                 125,609               318,466               574,008
  Less shares redeemed                                         (1,288,334)           (6,910,326)           (3,823,461)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease) in shares                             1,830,847            (2,166,632)            4,354,587
                                                         ================      ================      ================

AMOUNTS:
  Sales                                                  $     36,135,043      $     53,909,699      $     93,097,391
  Reinvestment of distributions                                 1,514,943             3,872,033             7,003,463
  Less redemptions                                            (15,531,527)          (84,413,234)          (46,547,089)
                                                         ----------------      ----------------      ----------------
  Net increase (decrease)                                $     22,118,459      $    (26,631,502)     $     53,553,765
                                                         ================      ================      ================

(a) The Fund has changed its fiscal year end from October 31 to July 31.

NOTE 7. LINE OF CREDIT:

The Funds participate in a $100,000,000 uncommitted line of credit along with the other funds of the Trust and several of the Columbia Funds, an affiliated group of funds managed by Columbia. The uncommitted line of credit expires on July 2, 2004. For the six months ended January 31, 2004, the Funds did not borrow under these arrangements.

NOTE 8. SHARES OF BENEFICIAL INTEREST:

As of January 31, 2004, the Funds had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these shareholders may have a material effect on the funds. The numbers of shareholders greater than 5% and the aggregate percentage of shares outstanding held were as follows:

                              NUMBER OF       % OF SHARES
                            SHAREHOLDERS    OUTSTANDING HELD
                            ------------    ----------------
CMG Core Bond Fund               4              43.36%
CMG High Yield Fund              4              29.43%
CMG Short Term Bond Fund         3              39.08%

NOTE 9. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES:

HIGH-YIELD SECURITIES. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS. Each Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS. Columbia, and Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

NOTE 10. COMPARABILITY OF FINANCIAL STATEMENTS

On January 29, 2003, the Board of Trustees approved a change in the fiscal year ends of each Fund from October 31 to July 31.

                           Shareholder Meeting Results

On October 7, 2003, a Special Meeting of Shareholders of CMG Fund Trust was held to conduct a vote for and against the approval of the Item listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:

PROPOSAL 1.

Election of the following Trustees:

          Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville, Richard L. Woolworth, William E. Mayer and Joseph R. Palombo:

Total shares in favor of proposal:                       55,945,086

Total shares against or abstaining proposal:                131,926

                                 CMG FUND TRUST
                 1300 S.W. SIXTH AVENUE, PORTLAND, OREGON 97201

                             - INVESTMENT ADVISOR -
                       COLUMBIA MANAGEMENT ADVISORS, INC.
                               100 FEDERAL STREET
                                BOSTON, MA 02110

                               - TRANSFER AGENT -
                          COLUMBIA FUNDS SERVICES, INC.
                                  P.O. BOX 8081
                        BOSTON, MASSACHUSETTS 02266-8081


                                               CMC-03/095R-0204 (03/04) C-04/030

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-547-1037 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE CMG FUNDS ARE OFFERED BY PROSPECTUS THROUGH COLUMBIA FINANCIAL CENTER, INCORPORATED. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-547-1037 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

Fund distributed by Columbia Financial Center, Incorporated, 1301 SW Fifth Avenue, Portland, Oregon 97201

ITEM 2. CODE OF ETHICS.

Note applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Note applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Note applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Note applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   CMG Fund Trust
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           April 6, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           April 6, 2004
    ------------------------------------------------------------------------